                     IDEX Mutual Funds
 ......................................
                     www.idexfunds.com









                                                                Annual

                                                                Report

                                                                October 31, 2001









IDEX Mutual Funds

Table of Contents


Fund Managers' Commentary,                                         Commentary/         Schedule
Fund Performance, Statistics and                                  Performance/            of
Schedule of Investments                                            Statistics         Investments
--------------------------------------------------------------    ------------        -----------
[ ] Preface to the Schedule of Investments.................................................64
[ ] IDEX AEGON Income Plus .............................................2..................66
[ ] IDEX Alger Aggressive Growth .......................................4..................68
[ ] IDEX American Century Income & Growth ..............................6..................70
[ ] IDEX American Century International ................................8..................73
[ ] IDEX Federated Tax Exempt .........................................10..................75
[ ] IDEX Gabelli Global Growth ........................................12..................77
[ ] IDEX GE U.S. Equity ...............................................14..................79
[ ] IDEX Goldman Sachs Growth .........................................16..................81
[ ] IDEX Great Companies - America/SM/ ................................18..................83
[ ] IDEX Great Companies - Global/2/ ..................................20..................84
[ ] IDEX Great Companies - Technology/SM/ .............................22..................85
[ ] IDEX International Equity .........................................24..................86
[ ] IDEX Isabelle Small Cap Value .....................................26..................88
[ ] IDEX Janus Balanced ...............................................28..................89
[ ] IDEX Janus Capital Appreciation ...................................30..................92
[ ] IDEX Janus Flexible Income ........................................32..................94
[ ] IDEX Janus Global .................................................34..................96
[ ] IDEX Janus Growth .................................................36..................98
[ ] IDEX Janus Growth & Income ........................................38..................99
[ ] IDEX Jennison Equity Opportunity ..................................40.................101
[ ] IDEX LKCM Strategic Total Return ..................................42.................103
[ ] IDEX Munder Net50..................................................44.................105
[ ] IDEX NWQ Value Equity..............................................46.................106
[ ] IDEX Pilgrim Baxter Mid Cap Growth.................................48.................108
[ ] IDEX Pilgrim Baxter Technology.....................................50.................109
[ ] IDEX Salomon All Cap...............................................52.................110
[ ] IDEX T. Rowe Price Dividend Growth.................................54.................112
[ ] IDEX T. Rowe Price Small Cap.......................................56.................114
[ ] IDEX Transamerica Equity...........................................58.................118
[ ] IDEX Transamerica Small Company....................................60.................119
[ ] IDEX Transamerica Value Balanced...................................62.................120

Financial Statements
[ ] Preface to the Financial Statements...................................................124
[ ] Statements of Assets and Liabilities..................................................126
[ ] Statements of Operations..............................................................134
[ ] Statements of Changes in Net Assets...................................................142
[ ] Financial Highlights..................................................................152

Notes to Financial Statements.............................................................172

Report of Independent Certified Public Accountants........................................186

Results of Shareholder Proxy Voting.......................................................187

Supplemental Federal Income Tax Information...............................................188

To Contact Us.............................................................................189

Fellow Shareholders,

Resilience \ri-'zil-yen(t)s\ n : an ability to recover from or adjust to misfortune or change.

Given the outsized events of the last few months, the market's--indeed the nation's--ability to recover or adjust has been seriously tested. All of us have struggled a little. Some of us have struggled a lot.

But we are recovering. And we are adjusting.

Take Morgan Stanley. Within a week of the September 11th disaster, the firm, dispossessed from its mammoth operations at what used to be Two World Trade, was fully operational. Or Salomon Brothers. Within days, the company, suddenly out of a home at Seven World Trade, was ready for business in Rutherford. Or Fred Alger Management, perhaps the noblest of them all. Within hours of losing its 93rd floor office at One World Trade and several key employees, including our great friend David Alger, the remaining Alger employees were regrouping in Jersey City.

It's this indestructible spirit that makes the markets so resilient. It's this resilience that will lead the markets to find their trends in the long term. And it's this long-term trend that makes the story of the markets so compelling.

Those who take their cues from history know the market is a good place to be, and has been for a very long time. Outside the past 15 years, an exceptional stretch by any standard, the S&P500's historical averages are 12.8% a year over 50 years and 11.1% over 75 years. Although 2000 and 2001 have been disappointments--huge disappointments--they represent the first back-to-back losing years for stocks since the 1970s.

As fate would have it, the events of September 11th were heaped on top of an already problematic market. The U.S. economy was slowing and a secular contraction was under way in the businesses and stock prices of the technology industry. The tragedy, in other words, only accelerated the decline we were already experiencing. In the weeks following the attack, the economy slipped from a slowdown into a recession and the equity market fell correspondingly.

Rest assured that all the fund managers of IDEX Mutual Funds are working harder than ever to stick to their investment disciplines. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor. In these chaotic times, they can help impose order. While you can't control the market, you can carefully control your portfolio, by setting target allocations for different market sectors and then making sure you don't stray too far from these percentages.

Our nation has always been able to overcome adversity, and we will again. The economic future of this country is highly promising. Its vast supplies of human and physical capital, and its innovative skills can propel the economy to new heights. Consumer confidence will rebound. Together with the combination of monetary and fiscal stimuli, we've every reason to think this recession will end as quickly as it began.

Meanwhile, even if the external terrorist threat remains fixed over time, our ability to deal with it in an effective and efficient manner will improve, perhaps greatly. And in the absence of further incidents, the psychological impact of the attacks will also wane. Already air travel has recovered to about 80% of its pre-attack level, after falling to 50% in the first week after air travel resumed. The country will recover. The country will adjust.

Across the months ahead, a great deal will turn on our optimism and resilience. We ask you to remember that while your task of financial planning is formidable right now, so too is your potential for reward. We appreciate the opportunity to help you with both.

Sincerely yours,

/s/ John R. Kenney                            /s/ Patrick S. Baird

December 24, 2001


        (PHOTO)

     John R. Kenney
Chairman of the Board and
 Chief Executive Officer

        (PHOTO)

    Patrick S. Baird
        President

IDEX AEGON Income Plus

Credit Quality of Bonds
(% of Net Assets) S&P
-----------------------
  AAA               -
  AA                -
  A              14.6%
  BBB            35.5%
  BB             15.4%
  B              19.7%
  All C's         0.7%
  D                 -
  NA              2.1%
  Not Rated       0.2%

Credit Quality of Bonds
(% of Net Assets) Moody's
-------------------------
  A2              8.4%
  A3              7.7%
  AA2             2.2%
  AA3             1.1%
  B2             16.8%
  B3              4.5%
  BA1            10.0%
  BA2             3.8%
  BA3             1.3%
  BAA1            7.2%
  BAA2           11.8%
  BAA3           13.0%
  CA              0.2%
  N-R             0.2%

Objective/Focus

High current income while avoiding excessive risk by investing primarily in fixed-income.

Investment Focus

                          Maturity
               ------------------------------
               Short    Intermediate     Long
Debt Quality
High
Medium
Low                                       X

(INSERT LOGO) Market Environment

The economy hit an air pocket during fiscal 2001 caused by several factors. First, the interest rate cuts of 2000 finally caught up with the real economy. Second, higher energy prices and a lower stock market buffeted consumer's confidence. Third, capital spending on equipment and software fell to a zero annualized rate. And last, economic reports during October began to confirm the negative impact of the terrorist attacks of September 11th.

The consensus estimate of economic growth over the next few quarters is negative. It is our view that we will eventually see a U-shaped recovery that will ultimately see growth re-accelerating sometime during mid-to-late 2002. Falling confidence, rising unemployment, and a continued capital spending slump are being met head-on by policymakers, who are aggressively adding stimulus, both monetary and fiscal.

Reflecting a much weaker than expected economic setting, the Federal Reserve has continually lowered the Federal Funds rate, most recently to 1.75%. In its accompanying statement the Fed said it would continue to supply "unusually large volumes of liquidity to the financial markets, as needed, until more normal market functioning is restored". The Fed also cautioned that the actual fed funds rate might dip below its target "on occasion in these unusual circumstances". The Fed characterized employment, production, and business spending as "weak" even before the attacks and noted that the events since then "have the potential to dampen spending further".



 Five Largest Holdings (% of Net Assets)
------------------------------------------
 BankBoston Capital Trust Corp.
   144A 12/15/2026                    3.1%
 Ford Motor Credit Company 02/01/2011 3.0%
 Ralston Purina Company 10/15/2009    3.0%
 PDVSA Finance, Ltd. 02/15/2004       2.9%
 ArvinMeritor, Inc. 03/15/2008        2.6%

(INSERT LOGO) Performance

For the fiscal year ended October 31, 2001, IDEX AEGON Income Plus outperformed its benchmark, the Merrill Lynch High Yield Master Index. Please refer to the Performance Table on the next page for further information.

(INSERT LOGO) Strategy Review

Our strategy changed during the first half of the period, as our outlook on duration was reduced from bullish to neutral, which in retrospect was premature. The unexpected further deterioration in the economy led to widening credit spreads and a bullish steepening move of both the Treasury and corporate credit curves. While yields at the longer end of the Treasury curve may move lower in response to potentially weaker economic reports, we find little value in this market. Credit spreads, meanwhile, appear to have reached their peak and the fund has positioned itself more aggressively toward credit to take advantage of a better backdrop for credit fundamentals.

Top Five Industries (% of Net Assets)
---------------------------------------
  Financial - Diversified      13.7%
  Electric                     10.0%
  Telecommunications Services   7.1%
  Banks                         6.3%
  Oil and Gas Producers         4.5%

(INSERT LOGO) Outlook

A severe recession poses the current key risk for the fund. Given our renewed enthusiasm for credit, we have begun to aggressively increase our weighting of high yield within the portfolio. If the economy worsens, high-yield bonds may suffer. We believe however, the worst may in fact have already been witnessed during the last half of the period.

The outlook looks extremely favorable for IDEX AEGON Income Plus. Spreads on high-yield and corporate bonds are very wide by historical standards, and given our outlook of a gradual economic rebound, should provide a macroeconomic backdrop that is very favorable to credit. As a risk mitigant to our strategy, emphasis is being placed on issues of higher quality. As the recession unfolds, we are confident the Fed will continue to provide the needed liquidity to impact the real economy, and ultimately the compelling values developing within the credit markets will become recognized.

/s/ David R. Halfpap

David R. Halfpap


/s/ Bradley J. Beman

Bradley J. Beman

/s/ Craig M. Enright

Craig M. Enright
Co-Fund Managers
AEGON USA Investment Management, Inc.



IDEX Mutual Funds
Annual Report 2001

Growth of $10,000

10-year period of 10/31/91 through 10/31/01
Investment less sales charges - $9,525

                                    [GRAPH]


MLHYM/(1)/ $22,082
Class A $20,159

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Periods Ended 10/31/01
------------------------------------------------------------------------------

                                                          From       Inception
                         1 year    5 year    10 year    Inception       Date
------------------------------------------------------------------------------
Class A (NAV)            8.12%      5.53%      7.79%      9.06%       6/14/85
Class A (POP)            2.98%      4.50%      7.26%      8.73%       6/14/85
MLHYM/1/                 2.52%      4.01%      8.24%      9.56%       6/14/85
------------------------------------------------------------------------------
Class B (NAV)            7.45%      4.84%         -       5.55%       10/1/95
Class B (POP)            2.45%      3.84%         -       5.55%       10/1/95
------------------------------------------------------------------------------
Class C (NAV)            7.45%         -          -       5.07%       11/1/99
------------------------------------------------------------------------------
Class M (NAV)            7.56%      4.96%         -       5.50%       10/1/93
Class M (POP)            5.48%      4.74%         -       5.37%       10/1/93
------------------------------------------------------------------------------


Notes

/1/ The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                                  10/31/01        10/31/00
Basic Materials                                      2.7             2.3
Communications                                      11.3
Consumer Cyclical                                   14.7            12.9
Consumer Non-Cyclical                                7.6            10.1
Energy                                               6.5             4.2
Financial                                           24.0            31.4
Industrial                                          10.6            16.6
Technology                                                           9.8
Utilities                                           12.1             6.7
Long-term U.S. Gov't                                 1.0             1.1
Short-term                                           7.1             3.0


Investment Grade or Junk?

Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX Alger Aggressive Growth

Objective/Focus

Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.


Investment Focus

                                 Style
                       ---------------------------
                       Value      Blend     Growth
Market Cap
  Large                                        X
  Medium
  Small


(INSERT LOGO) Market Environment

The period was an extraordinarily difficult one for equity markets. At the start, the economy had already slowed dramatically and technology stocks were in a freefall. Predictably, the market responded poorly to the remarkable November 7th election and its undetermined outcome. Most market indices continued to drop steadily throughout November and December of 2000, with growth stocks taking a severe beating.

Most stocks acted positively to Federal Reserve interest rate cuts in January and moved upwards across the month. Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism among investors, causing share prices to collapse to new lows. When the Fed cut interest rates by another 50 basis points after its March 20th meeting, the market failed to respond in a positive fashion. On April 18th, the Fed surprised investors yet again with another intra-meeting 50 basis point rate cut. The move proved to be a strong stimulus for the already recovering market, which finished April strongly.

Five Largest Holdings (% of Net Assets)
----------------------------------------
 Citigroup, Inc.                  5.0%
 Wal-Mart Stores, Inc.            3.8%
 Home Depot, Inc.                 3.7%
 eBay, Inc.                       3.4%
 Microsoft Corp.                  3.0%

The market failed to maintain its positive direction during May and June despite a 50 basis point Fed rate cut on May 15th and a 25 basis point cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 25 basis points. The move, already widely anticipated by investors, did little to stop the bleeding.

On Tuesday, September 11th, the horrific terrorist attacks shook the world, including the global markets. When markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency 50 basis point rate cut by the Fed and other measures aimed at adding liquidity to the system. The NASDAQ bottomed on Friday, September 21st at 1,422, as compared to the high of 5,056 set just approximately 18 months earlier.

The market succeeded in rallying somewhat by fiscal year-end, as initial panic selling wore off and investors scooped up bargains. The Fed meeting on October 2nd produced another 50 basis point rate cut, which marked the 9th rate cut of the year and brought the Fed Funds rate to 2.5%, its lowest level since 1962, and recently, it has gone further down to 1.75%. By the end of October, despite the ongoing Anthrax scare, the NASDAQ had already rallied significantly from its September 21st low.

Top Five Industries (% of Net Assets)
-------------------------------------
 Pharmaceuticals               13.2%
 Retail/Specialty               8.0%
 Commercial Services/Technology 7.0%
 Software                       5.7%
 Banks                          5.6%

(INSERT LOGO) Performance

For the fiscal year ended October 31, 2001, IDEX Alger Aggressive Growth underperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for further information.

(INSERT LOGO) Strategy Review

An overweighting in weak technology stocks early in the period negatively impacted the fund's returns, while an inherent growth bias negatively impacted the fund throughout. At period end, the fund held 65 stocks and was well diversified, as evidenced by top holdings Citigroup, Inc., Wal-Mart Stores, Inc., Home Depot, Inc., eBay, Inc., and Microsoft Corp.

(INSERT LOGO) Outlook

We see this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. The markets, the government, and the public are slowly adjusting to a climate of threat, and as we become more adept at dealing with the new dangers, we will be less likely to succumb to fear and panic. We believe it is likely that the markets have already bottomed, though there is certainly the possibility of having the lows re-tested. Overall, we think that the macroeconomic trend is extremely positive, particularly for the beginning to middle part of 2002. Since the stock market tends to be a leading indicator of economic activity, we are cautiously optimistic about near and intermediate-term upside potential.

/S/ Frederick M. Alger

Frederick M. Alger

/S/ David Hyun

David Hyun
Co-Fund Managers
Fred Alger Management, Inc.



IDEX Mutual Funds
Annual Report 2001
4

Growth of $10,000

Inception of 12/2/94 through 10/31/01
Investment less sales charges - $9,452

                                     [GRAPH]

S&P 500/(1)/ $26,266
Class A $25,424

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
--------------------------------------------------------------------------------
                                                            From       Inception
                               1 year        5 year       Inception      Date
--------------------------------------------------------------------------------

Class A (NAV)                 (35.56)%        9.91%        15.37%       12/2/94
Class A (POP)                 (39.11)%        8.67%        14.44%       12/2/94
S&P 500/1/                    (24.89)%       10.04%        14.98%       12/2/94
--------------------------------------------------------------------------------
Class B (NAV)                 (36.17)%        9.35%         6.60%       10/1/95
Class B (POP)                 (39.36)%        8.35%         6.60%       10/1/95
--------------------------------------------------------------------------------
Class C (NAV)                 (36.17)%            -       (18.46)%      11/1/99
--------------------------------------------------------------------------------
Class M (NAV)                 (36.08)%        9.44%        14.91%       12/2/94
Class M (POP)                 (37.35)%        9.22%        14.74%       12/2/94
--------------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                                   10/31/01        10/31/00

Communications                                        4.7
Consumer Cyclical                                    14.0             8.6
Consumer Non-Cyclical                                42.5            10.3
Energy                                                                1.2
Financial                                            14.4            10.9
Industrial                                            5.8             2.9
Technology                                            5.7            46.9
Utilities                                                             1.5
Short-term                                            7.7            17.0

Average Annual Total Return

A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                               5

IDEX American Century Income & Growth

Objective/Focus

Dividend growth, current income and capital appreciation by investing in common stocks.

[Chart Appears Here]

Investment Focus

                                 Style
                       ---------------------------
                       Value      Blend     Growth
Market Cap
  Large                  X
  Medium
  Small


(INSERT LOGO) Market Environment

IDEX American Century Income & Growth commenced operations April 2, 2001. Shortly thereafter, U.S. stocks bounced back from a first quarter trouncing, hit a three-year low in September, and rebounded again in October. After all the volatility, stocks finished the April to October period relatively unchanged. Obviously, the most significant event occurred September 11th, when terrorist attacks on the United States stunned the world markets and further weakened an already faltering global economy.

Negligible inflation was about the only good economic news during the period. Massive layoffs pushed the unemployment rate to 5.4% in October, as the manufacturing slump worsened, corporate earnings continued their free fall, consumer spending plunged, and businesses cut back spending plans. Nevertheless, the stock market posted a strong rally in October, as investors looked to an economic rebound in early 2002.

To combat the economic weakness, the Federal Reserve cut interest rates at the fastest pace in Fed Chairman Alan Greenspan's 14-year tenure. Congress also sought to boost the economy with fiscal stimulus, including tax cuts, rebates, and emergency relief in the wake of September 11th. Then, on Halloween, the Treasury announced the cessation of 30-year bond issuance, which pushed long-term borrowing costs dramatically lower. The Treasury's trick was a treat for businesses and consumers, as it should free up cash and encourage spending.

Five Largest Holdings (% of Net Assets)
----------------------------------------
  Citigroup, Inc.                 3.4%
  Pfizer, Inc.                    3.1%
  General Electric Company        3.0%
  iShares S&P 500 Index Fund      2.9%
  Microsoft Corp.                 2.6%

(INSERT LOGO) Performance

From its inception through October 31, 2001, IDEX American Century Income & Growth outperformed its benchmark, the S&P 500. Stock selection in financial and energy shares enhanced performance, while the fund's risk controls helped it stay in balance with the S&P 500. Please refer to the Performance Table on the next page for additional information.

(INSERT LOGO) Strategy Review

Most of the fund's outperformance came from strong stock selection in the financial sector. Our picks among banks panned out relatively well, as did our holdings in the financial services industry. The fund's underweighting in the technology sector also helped, as it softened the fund's ups and downs relative to the S&P 500.

Top Five Industries (% of Net Assets)
-------------------------------------
  Banks                         9.3%
  Pharmaceuticals               8.2%
  Oil and Gas Services          6.9%
  Telecommunications Services   6.8%
  Securities Brokers            4.9%

During the period, oil prices slipped and energy stocks fell as the slower pace of global growth reduced demand for oil. Reasonable valuations in the energy sector led us to a slight overweighting. Stock selection among oil refiners and exploration and production companies boosted relative performance. Dodging poor performers in the oil services industry also helped.

On the downside, the fund's underweighted position in drug stocks detracted from performance, as the big pharmaceutical companies held their value as a defensive stronghold. We also held a slight overweighting in electric companies, which were shellacked during the period. Those two industries weighed on an otherwise strong performance.

(INSERT LOGO) Outlook

To be sure, there's a lot of economic stimulus in the pipeline--rate cuts, record mortgage refinancing activity, and multi-billion dollar government spending packages. The market will watch closely to see if that stimulus causes a swift economic rebound sometime next year. Of course, international events, weakness in corporate profits, and slower consumer and business spending could continue to drag on the economy. Stock valuations are very high by historical standards, which means the economy will probably have to pick up the pace to justify current share prices. We will continue to focus on building the portfolio based on analysis of individual companies, adhering to the fund's structured, disciplined process.

/s/ John C. Schniedwind

John C. Schniedwind


/s/ Kurt C. Borgwardt

Kurt C. Borgwardt
Co-Fund Managers
American Century Investment
Management, Inc.



IDEX Mutual Funds
Annual Report 2001
6

Growth of $10,000
Inception of 4/2/01 through 10/31/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $9,204
Class A $9,103

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 10/31/01

----------------------------------------------------------
                                 From         Inception
                               Inception        Date
----------------------------------------------------------
Class A (NAV)                   (3.69)%         4/2/01
Class A (POP)                   (8.99)%         4/2/01
S&P 500/1/                      (7.96)%         4/2/01
----------------------------------------------------------
Class B (NAV)                   (4.07)%         4/2/01
Class B (POP)                   (8.86)%         4/2/01
----------------------------------------------------------
Class C (NAV)                   (4.07)%         4/2/01
----------------------------------------------------------
Class M (NAV)                   (4.01)%         4/2/01
Class M (POP)                   (5.92)%         4/2/01
----------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                              10/31/01
Basic Materials                  2.0
Communications                   8.8
Consumer Cyclical                7.7
Consumer Non-Cyclical           21.8
Energy                           9.6
Financial                       22.1
Industrial                      10.0
Technology                      12.5
Utilities                        4.9
Short-Term                       2.1

Portfolio Optimization

Building a portfolio in such a way that return is maximized for a given risk level, or risk is minimized for a given expected return level.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX American Century International

[Insert Logo] Market Environment

IDEX American Century International commenced operations on April 2, 2001. Since then, uncertainty and volatility have dominated international markets. Obviously, the most significant event occurred September 11th, when terrorist attacks on the United States stunned the world's markets and further weakened an already faltering global economy.

While global business declined in wake of the attacks, there's evidence that the stage is being set for a rebound. Central banks around the world have been easing credit at a fairly aggressive clip, led by the U.S. Federal Reserve. Lower interest rates should translate into improved balance sheets for businesses and consumers, which is likely to boost personal and corporate spending.

[Insert Logo] Performance

From its inception through October 31, 2001, IDEX American Century International underperformed its benchmark, the Morgan Stanley Capital International-EAFE Index. Please refer to the Performance Table on the next page for additional information.

Five Largest Holdings (% of Net Assets)
-----------------------------------------
    Novo Nordisk A/S                3.5%
    Koninklijke Ahold NV            3.5%
    Aventis SA                      3.4%
    GlaxoSmithKline PLC ADR         3.2%
    Tyco International, Ltd.        2.8%

[Insert Logo] Strategy Review

Weaker business conditions led to declines in all sectors during the period, although holdings in several industries helped bolster the fund's performance. On a geographical basis, France, Bermuda, and Hong Kong were the top contributing countries relative to the index, while Japan, Germany, and the Netherlands were the biggest detractors.

Despite economic weakness, we continued to follow our disciplined, "bottom-up" investment process of searching for growing companies. Those moves resulted in non-cyclical consumer businesses becoming one of the fund's largest sectors during the period. Although the sector declined on an absolute basis, the overweight position outperformed the index, due mostly to the stability demonstrated by food and beverage holdings. Investors often gravitate toward such firms during tough times because consumers are almost certain to continue buying "necessities" during a slowdown. This tendency made British American Tobacco one of the period's top-contributing securities.


Top Five Countries (% of Net Assets)
---------------------------------------
    United Kingdom               30.4%
    France                       11.6%
    Japan                        10.7%
    Netherlands                   7.2%
    Switzerland                   6.1%

On the other hand, uncertainty hurt the financial sector. Companies exposed to reduced trading volume and declining assets, such as those providing financial services, retreated in the face of falling markets. Insurance companies declined following the terrorist attacks, although some were recovering as the period ended. The Royal and Sun Alliance Insurance Group was among those that fell.

We increased our position in the healthcare sector during the period, with drug makers becoming the fund's largest industry stake. The sector slightly underperformed, mostly because some pharmaceutical firms continue to face uncertainties in the regulatory and political arenas. Investors also continued to take profits in the sector after its run-up earlier in the year. But several drug makers advanced during the period, including Novo Nordisk, the Danish pharmaceutical company.

Technology turned in the best performance relative to the index for us, mostly due to our underweighted position. However, the fund's underweighted position in telecommunications hindered performance during the period.

[Insert Logo] Outlook

IDEX American Century International's management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that the fund is filled with businesses showing strong, sustainable growth.

/S/ Henrik Strabo
Henrik Strabo

/S/ Mark S. Kopinski
Mark S. Kopinski
Co-Fund Managers

American Century Investment
Management, Inc.


Objective/Focus

Growth of capital through investments in stocks of growing foreign companies.

Investment Focus
                                 Style
                       ---------------------------
                       Value      Blend     Growth
Market Cap
  Large                                        X
  Medium
  Small



IDEX Mutual Funds
Annual Report 2001
8

Growth of $10,000
Inception of 4/2/01 through 10/31/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCI-EAFE(1) $8,748

Class A $8,018

Average Annual Total Returns for the Period Ended 10/31/01

------------------------------------------------------------
                                    From         Inception
                                  Inception        Date
Class A (NAV)                     (15.17)%         4/2/01
Class A (POP)                     (19.83)%         4/2/01
MSCI-EAFE/1/                      (12.52)%         4/2/01
 ............................................................
Class B (NAV)                     (15.54)%         4/2/01
Class B (POP)                     (19.77)%         4/2/01
 ............................................................
Class C (NAV)                     (15.54)%         4/2/01
 ............................................................
Class M (NAV)                     (15.49)%         4/2/01
Class M (POP)                     (17.17)%         4/2/01
------------------------------------------------------------

Notes

1 The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Periods less than 1 year represent total return and are not annualized.



Investments by Global Region as a Percentage of Net Assets

                         10/31/01
Asia/Pacific Rim          13.0
Australia                  0.7
Europe                    74.3
Latin American             0.5
North America              6.2
Short-Term                 9.6

    Hedge

    An investment made
    in order to reduce the
    risk of adverse
    movements in a
    security or currency by
    taking an offsetting
    position in a related
    security or currency.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                               9

IDEX Federated Tax Exempt

Credit Quality of Bonds
(% of Net Assets) S&P
---------------------------
    AAA            42.3%
    AA             15.7%
    A              11.6%
    BBB             3.1%
    BB              1.4%
    B                  -
    All C's            -
    NA                 -
    Not Rated      15.7%

Credit Quality of Bonds
(% of Net Assets) Moody's
---------------------------
    A1              1.6%
    A2              1.6%
    A3              5.4%
    AA1             6.2%
    AA2             4.7%
    AA3             7.7%
    AAA            47.3%
    BA2             1.4%
    BAA1            3.1%
    BAA2            1.3%
    N-R             9.5%

Objective/Focus

Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Investment Focus
                                       Maturity
                           ---------------------------------
                           Short      Intermediate      Long
Debt Quality
  High                                                   X
  Medium
  Low

[Insert Logo] Market Environment

Municipal bond market yields continued to follow the declining trend in interest rates over the period. At the same time, the supply of municipal debt increased over the same period a year ago. Normally, an increase in debt issuance of this magnitude would weigh heavily on the municipal bond market. However, cash inflows to municipal bond funds improved over the period as investors began an allocation shift into less risky asset classes. As a result, the municipal bond market continued to perform well on an after-tax basis relative to the taxable fixed-income markets. The municipal yield curve remains very steep on an historical basis, as the spread for insured municipal bonds from one-year to thirty-year maturities is 300 basis points.

The general decline in interest rates resulted in investors chasing yield in the market place. This demand for higher yields allowed most sectors of the municipal bond market to provide positive returns. However, after the terrorist attacks of September 11th, investors refocused on economic fundamentals and reassessed the risks inherent in the financial markets. As a result, credit spreads widened in most of the credit intensive sectors, especially gapping out in airline and airport-related debt. The global economic slowdown that began prior to September 11th will now become deeper and longer in duration as a result.

[Insert Logo] Performance

The fund's high credit quality profile benefited performance over the second half of the period, as credit spreads widened and the extent of the economic slowdown became clear. The fund's positioning in long-to-intermediate maturities also had a positive impact. For the fiscal year ended October 31, 2001, IDEX Federated Tax Exempt underperformed its benchmark, the Lehman Brothers Municipal Bond Index. Please refer to the Performance Table on the next page for additional information.

[Insert Logo] Strategy Review

We attempt to maximize tax-exempt income within specific risk parameters. Incremental return is provided by making relative value decisions involving credit spread relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Regional Concentration (% of Net Assets)
----------------------------------------
    Northeast                    21.5%
    Midwest                      29.5%
    South                        17.9%
    West                         29.2%

Strategy over the period involved maintaining a core position in high quality, good structure (premium coupons with call protection) bonds to take advantage of the interest rate decline expected with slower economic growth. Selective purchases were made within the "A" and "BBB" rating categories whenever the yield and credit spreads indicated value. They include the hospital, pollution control, and utilities sectors. The fund was underweighted in general obligation debt relative to the peer group, which lagged the other sectors of the municipal market.

[Insert Logo] Outlook

In spite of an increase in supply of municipal debt, demand is expected to remain strong among retail buyers, which have been the most important participants in the municipal bond market over the last two years. The lower quality sectors of the municipal market could be vulnerable if the economy continues to weaken. The impending $13 to $14 billion California power bond deal, which is being issued as part of California's electric power restructuring plan, could weigh heavily on the market if it is placed early next year. The municipal yield curve will continue to steepen as the Fed pumps liquidity into the system and the general uncertainty that war creates is priced into longer maturity debt. The impact of September 11th on an already slowing economy will ripple through to general obligation issuers (state and local governments) as personal and corporate income taxes and sales taxes are negatively impacted.

/S/ J. Scott Albrecht
J. Scott Albrecht

/S/ Mary Jo Ochson
Mary Jo Ochson
Co-Fund Managers
Federated Investment Management Company


IDEX Mutual Funds
Annual Report 2001
10

Growth of $10,000
10-year period of 10/31/91 through 10/31/01
Investment less sales charges - $9,525

                                    [GRAPH]

LBMB/(1)/ $19,806
Class A $16,338

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Periods Ended 10/31/01

-----------------------------------------------------------------------
                                                     From    Inception
                   1 year     5 year    10 year    Inception   Date
-----------------------------------------------------------------------
Class A (NAV)        8.99%     5.23%     5.54%       7.29%    4/1/85
Class A (POP)        3.81%     4.21%     5.03%       6.97%    4/1/85
LBMB/1/             10.45%     6.65%     7.07%       8.66%    4/1/85
-----------------------------------------------------------------------
Class B (NAV)        8.32%     4.54%         -       4.72%   10/1/95
Class B (POP)        3.32%     3.54%         -       4.72%   10/1/95
-----------------------------------------------------------------------
Class C (NAV)        8.32%         -         -       8.01%   11/1/99
-----------------------------------------------------------------------
Class M (NAV)        8.73%     4.95%         -       4.68%   10/1/93
Class M (POP)        6.64%     4.74%         -       4.55%   10/1/93
-----------------------------------------------------------------------


Notes

/1/ The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [Chart Appears Here]


                               10/31/01      10/31/00
General Obligation Bonds        32.2           29.4
Revenue Bonds
  Airport                                       2.4
  Building Authority                           16.5
  Education                      1.7            7.3
  Gas                                           4.8
  Hospital                       7.0            2.4
  Industrial                                    4.5
  Mortgage                      11.1            9.7
  Pollution Control              7.5           11.6
  Short-term                     8.3            0.9
  Transportation                12.3            4.3
  Utilities                     18.0            5.0

General Obligation vs. Revenue Bonds

Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX Gabelli Global Growth

Objective/Focus

Appreciation of capital through investments in common stocks of companies involved in the global market place.

Investment Focus

                              [CHART APPEARS HERE]

                           Style
                 -------------------------
                 Value     Blend     Growth
Market Cap
  Large                      X
  Medium
  Small


[LOGO] Market Environment

The events of September 11th and their aftermath will shape the global economies for a generation to come. Several developments underscore the strength of free market economics, with the most notable being China's quick entry into the WTO on September 12th. We are in the middle of a global economic slowdown, but globally coordinated monetary, and in many cases, fiscal policies will set a strong foundation for the year ahead.

The current investment environment is challenging. In the plus column we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan, the prospects for significant reform. Valuations have now corrected to much more attractive levels. On the negative side, the U.S. slowdown appears to have traveled across the Atlantic. Recent evidence suggests that the ECB has been overconfident. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment made in the U.S. by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolds in the U.S., both American and European multinationals have cut spending in Europe.

The current slowdown seems to be different from previous periods of slow growth. Typically, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time, companies have sharply reduced spending in response to over-capacity in many sectors of the economy. Inflation does not appear to be a problem. In response to a drop in consumer confidence, sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates. We are cautiously optimistic.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------
  Kyocera Corp.                           3.5%
  Takeda Chemical Industries, Ltd.        2.8%
  L-3 Communications Holdings, Inc.       2.6%
  Nextel Communications, Inc. Class A     2.4%
  AT&T Corp.                              2.2%

The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.

[LOGO] Performance

The period has been one of the most challenging times to invest. For the fiscal year ended October 31, 2001, IDEX Gabelli Global Growth underperformed its benchmark, the Morgan Stanley Capital International World Free Index. Please refer to the Performance Table on the next page for additional information. Despite the losses, we are committed to the investment choices we have made. This year will be difficult to fully recover from, but we expect fiscal 2002 to illustrate the beginnings of a new environment of opportunities.

Top Five Countries (% of Net Assets)
---------------------------------------
    United States                44.6%
    Japan                        20.4%
    United Kingdom                7.0%
    Italy                         4.4%
    Germany                       4.4%

[LOGO] Strategy Review

We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Our primary focus is on security selection and not country allocation, but the fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market. The fund has good representation in the healthcare, financial services, consumer, and service sectors. Most of our holdings are companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses that are economically sensitive, such as entertainment and broadcasting. To do so would mean taking a stand that the world economies will not recover in the medium term, and that is not a bet we are willing to take at the current time.

[LOGO] Outlook

Obviously lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer (the hero of the global economy) can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe. Looking ahead, we expect a recovery in corporate earnings during 2002, and markets are likely to discount this by a few months.


/s/ Marc J. Gabelli
Marc J. Gabelli
Fund Manager

Gabelli Asset Management Company


IDEX Mutual Funds
Annual Report 2001
12

Growth of $10,000
Inception of 9/15/00 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPH]

MSCIWF/(1)/ $6,962
Class A $6,431

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

-------------------------------------------------------------------
                                          From          Inception
                           1 year       Inception          Date
-------------------------------------------------------------------
Class A (NAV)             (32.37)%       (28.98)%        9/15/00
Class A (POP)             (36.09)%       (32.46)%        9/15/00
MSCIWF/1/                 (25.24)%       (27.52)%        9/15/00
-------------------------------------------------------------------
Class B (NAV)             (32.95)%       (29.57)%        9/15/00
Class B (POP)             (36.30)%       (32.08)%        9/15/00
-------------------------------------------------------------------
Class C (NAV)             (32.95)%       (29.57)%        9/15/00
-------------------------------------------------------------------
Class M (NAV)             (32.86)%       (29.48)%        9/15/00
Class M (POP)             (34.19)%       (30.73)%        9/15/00
-------------------------------------------------------------------

Notes

/1/ The Morgan Stanley Capital International World Free (MSCIWF) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Securities of global entertainment and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

Investments by Global Region as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                        10/31/01       10/30/00
Asia/Pacific Rim          21.9            4.1
Europe                    28.2            8.0
North America             44.7           21.0
Latin America              3.9
Middle East/Africa                        0.3
Short-term                               88.2

Dividend Reinvestment Plan

An automatic reinvestment of dividends and/or capital gain distributions into a shareholder's account whereby additional shares are purchased.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX GE U.S. Equity

Objective/Focus

Long-term growth of capital by investing principally in common stocks of U.S. companies, combining growth and value investment management styles.

Investment Focus

                            [CHART APPEARS HERE]

                Style
        ----------------------
        Value   Blend   Growth
Market Cap
  Large           X
  Medium
  Small

[LOGO] Market Environment

September of 2001 will never be dismissed as just another market correction. It is the month in which the geopolitical and economic landscape was repainted. It was only a few months ago that we were debating the shape of the recovery--whether U-shaped or V-shaped--that many believed would occur in the second half of 2001. The devastation of September 11th caused the markets to close for almost a week and the S&P 500 to fall more than 8% in September. Despite the enormous amount of fear, the markets have begun to digest the information without irrational panic.

The major question facing investors today is the magnitude and duration of the U.S. economic slowdown. Consumer confidence has been impacted negatively since the crisis events of September, and it remains to be seen how fast it will bounce back. As an offset to the weakening economic outlook, the Federal Reserve has continued its easing posture during the last months with eleven cuts in the fed funds rate, which is now at 1.75% from 6.5% at the beginning of the year. Currently, many companies have seen slowing demand and they continue to manage their expense structures with layoffs and other initiatives. The impact of the layoffs with respect to the consumer will be the next test for the U.S. economy.

Five Largest Holdings (% of Net Assets)
----------------------------------------
    Citigroup, Inc.               4.7%
    Exxon Mobil Corp.             3.2%
    Microsoft Corp.               3.0%
    Johnson & Johnson             2.9%
    Merck & Company, Inc.         2.9%

Due to a broadly diversified portfolio, IDEX GE U.S. Equity held up relatively well during the correction. We had very little exposure to airlines and modest exposure to the insurance industry. While the airline industry will have operating difficulties for some time to come, we remain positive on the insurance industry due to positive long term pricing trends. The biggest impact to the fund from the attacks of September will be the magnitude of an economic slowdown because that will depress many company earnings over the near term. We continue to seek out those companies with sustainable earnings and solid management teams.

[LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX GE U.S. Equity outperformed its benchmark, the S&P 500. Please refer to the Performance Table on the next page for further information.

Top Five Industries (% of Net Assets)
---------------------------------------
    Pharmaceuticals              11.1%
    Banks                         9.5%
    Oil and Gas Services          7.3%
    Insurance                     5.1%
    Healthcare Products           4.2%

[LOGO] Strategy Review

The fund's relatively good performance was due in large part to its underweighted position and stock selection in the technology sector. The past year has seen the technology sector tumble dramatically as measured by the S&P
500. While the fund's underweighted technology average of 18% during the period helped performance, solid stock selection also helped, with fund holdings declining marginally as compared to the benchmark. Holdings such as First Data, Equifax, and Pitney Bowes were very helpful in a market that was down almost 25%.

In the context of a very difficult market, an underweighting of capital goods and utilities, and an overweighting of financials helped performance. While all industries were down, our underweighting in the natural gas industry helped to offset the utilities sector's decline over the period. Fannie Mae in the financial sector, healthcare stocks such as Cardinal Health and Johnson & Johnson, as well as selective consumer cyclical holdings such as Lowe's and Target, had positive performance amid the declining market.

[LOGO] Outlook

With the fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned in this market. The strategy is style neutral and this should be beneficial in a market environment where investors are adjusting company growth expectations amid an economic recession. We are committed to investing in high quality management teams that have the experience and resources to manage their business in times of moderating economic conditions.

/s/ E.K. Bolton
Eugene K. Bolton
Fund Manager
GE Asset Management Incorporated



IDEX Mutual Funds
Annual Report 2001
14

Growth of $10,000

Inception of 3/1/00 through 10/31/01
Investment less sales charges - $9,452


                                    [GRAPH]

Class A $8,312
S&P 500/(1)/ $7,915

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
----------------------------------------------------------------------------
                                                          From     Inception
                                            1 year      Inception    Date
----------------------------------------------------------------------------
Class A (NAV)                              (18.80)%      (7.39)%    3/1/00
Class A (POP)                              (23.26)%     (10.47)%    3/1/00
S&P 500/1/                                 (24.89)%     (13.06)%    3/1/00
----------------------------------------------------------------------------
Class B (NAV)                              (19.41)%      (8.03)%    3/1/00
Class B (POP)                              (23.44)%     (10.25)%    3/1/00
----------------------------------------------------------------------------
Class C (NAV)                              (19.41)%      (8.03)%    3/1/00
----------------------------------------------------------------------------
Class M (NAV)                              (19.32)%      (7.94)%    3/1/00
Class M (POP)                              (20.92)%      (8.49)%    3/1/00
----------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

[Chart Appears Here]
                                          10/31/01          10/31/00

Basic Materials                              4.0               1.9
Communications                               8.0
Consumer Cyclical                            6.0              11.8
Consumer Non-Cyclical                       26.6              15.0
Energy                                       8.7               7.9
Financial                                   22.1              24.4
Independent                                                    0.2
Industrial                                   9.3               6.4
Technology                                   8.8              27.5
Utilities                                    3.5               1.6
Short-term                                   4.5               3.1

Systematic Withdrawal Plan

With this option, funds are withdrawn from a shareholder's fund account and sent electronically to his/her bank on a pre-designated schedule.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              15

IDEX Goldman Sachs Growth

Objective/Focus

Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

Investment Focus

                              [Chart appears here]

                                     Style
                       ----------------------------------
                       Value         Blend         Growth
Market Cap
  Large                                X
  Medium
  Small

(INSERT LOGO) Market Environment

The U.S. equity markets experienced a great deal of weakness and volatility during the period. The prevailing market sentiment was that the aggressive monetary actions taken by the Federal Reserve Board (the "Fed")--with the customary lag--would begin to have a positive effect on the U.S. economy. However, the economic situation changed drastically on September 11th, as an entirely new economic and investment environment was created. Uncertainty surrounding the near-term prospects for the world economy and its prior peaceful state shocked the equity markets immediately following the attacks. Investors sold stocks across the board, as the near-term prospects for businesses became cloudier than ever and an increase in the risk premium returned to the equity markets.

(INSERT LOGO) Performance

For the fiscal year ended October 31, 2001, IDEX Goldman Sachs Growth slightly underperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for additional information.

(INSERT LOGO) Strategy Review

The slowdown in the growth of the U.S. economy, coupled with the extremely negative market reaction to the terrorist attacks, created a very difficult year for our media holdings. The sector has experienced weakness since the end of 2000, as expectations for increased corporate spending on advertising grew dimmer. The attacks only exacerbated the situation, as consumer confidence fell and investors sold U.S. equities across the majority of growth industries. More specifically, AOL Time Warner, Inc. and Viacom, Inc. suffered throughout the year, as investors rotated out of these businesses and into more defensive names. However, we are fortunate in that both of these firms enjoy a diversified revenue stream that partially insulates them from a sharp downturn in advertising.

Five Largest Holdings (% of Net Assets)
---------------------------------------
  Microsoft Corp.               4.4%
  Standard & Poor's 500
    Depository Receipts         4.0%
  General Electric Company      3.9%
  Pfizer, Inc.                  3.7%
  Exxon Mobil Corp.             3.1%

Towards the end of the past year, global independent power company AES Corp. reduced its forecast for full-year earnings per share, citing the depreciation of the Brazilian real, lower power prices in the UK, and weak economic growth. This announcement was unexpected by the market, as the company was not believed to have as weak fundamentals as it later revealed. Due to the fact that the outlook for AES' business has grown rather unfavorable, we chose to eliminate our entire position.

Top Five Industries (% of Net Assets)
-------------------------------------
  Pharmaceuticals               9.9%
  Oil and Gas Services          6.2%
  Software                      6.2%
  Banks                         5.8%
  Securities Brokers            5.2%

We were aided by our overweighting in the consumer staples sector. This area of the market performed relatively well, as it is widely seen as a group where investors rotate during times of economic weakness. PepsiCo, Inc. and Proctor & Gamble posted solid returns, as their cash flows are viewed as relatively stable and predictable. Our holdings in the healthcare area also enhanced returns. Within this sector, we favor the pharmaceutical group, because drugs generally have long product cycles that are protected from competition by patents. Since September 11th, the industry has provided a safe haven to investors because of these companies' stable and predictable earnings growth. In addition, the group should enjoy a relatively benign political environment over the next year as the President and Congress will likely focus on international issues rather than concentrating on a Medicare drug benefit. Johnson & Johnson was a notable strong performer during the reporting period.

(INSERT LOGO) Outlook

While we previously assumed that the economy would grow modestly next year, we have now changed that assumption to a flat, or more likely a recessionary, environment for the next several quarters. This is not a forecast, but just an assumption so that we can test the strength of our companies under a possible difficult economic environment. Within that, we are reemphasizing our focus on balance sheets and cash flows. Most importantly, we are analyzing the strategic position of our companies--not only from a marketing standpoint--but from a sustainability standpoint as well. In light of our in-depth analysis, we expect to be implementing some trades in the near future to take advantage of price/value dislocations.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Fund Manager
Goldman Sachs Asset Management


IDEX Mutual Funds
Annual Report 2001
16

Growth of $10,000
Inception of 3/1/99 through 10/31/01
Investment less sales charges - $9,452

                                  [GRAPH]

S&P 500/(1)/ $8,844
Class A $8,717

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
----------------------------------------------------------------

                                          From        Inception
                         1 year         Inception       Date
----------------------------------------------------------------
Class A (NAV)           (26.63)%         (2.99)%        3/1/99
Class A (POP)           (30.67)%         (5.02)%        3/1/99
S&P 500/1/              (24.89)%         (4.48)%        3/1/99
----------------------------------------------------------------
Class B (NAV)           (27.25)%         (3.67)%        3/1/99
Class B (POP)           (30.89)%         (4.77)%        3/1/99
----------------------------------------------------------------
Class C (NAV)           (27.25)%        (10.72)%       11/1/99
----------------------------------------------------------------
Class M (NAV)           (27.15)%         (3.57)%        3/1/99
Class M (POP)           (28.60)%         (3.93)%        3/1/99
----------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                            [CHART APPEARS HERE]

                        10/31/01    10/31/00
Basic Materials           2.6          1.7
Communications           11.3
Consumer Cyclical         9.6         14.9
Consumer Non-Cyclical    26.3         16.7
Energy                    6.3          5.9
Financial                19.8         19.0
Independent                            1.0
Industrial                6.6          6.2
Technology               13.0         28.5
Utilities                 0.5          1.7
Short-term                4.0         25.2

CDSC

Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption of certain fund share classes. The charge declines to zero over a specified time, encouraging the buy and hold approach.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001

Great Companies - America/SM/

Objective/Focus

Long-term growth of capital by investing fund assets in common stocks of large, established, U.S. based companies.

Investment Focus

                              [Chart appears here]

                                      Style
                       ----------------------------------
                       Value          Blend        Growth

Market Cap
  Large                                               X
  Medium
  Small

(INSERT LOGO) Market Environment

What started out as a bad quarter turned into a disastrous quarter on September 11th, 2001, a date that none of us will ever forget. Normally when we talk about fear and greed as drivers of market returns and investor behavior, we are referring to the fear of losing assets, or the greed that comes from increasing one's net worth. However, things are different now. The fear driving the market is the fear of surviving another attack by terrorists. For the first time since the Cuban missile crisis, many people in the United States are afraid for their lives. Fear of survival added to fear of loss of capital has produced an extremely volatile market environment. With fear of survival at levels that we haven't seen in 30 years, it's no wonder that market volatility is so powerful.

While there is never a good time for such an event to occur, having this attack coincide with a slowing economy only makes financial matters more difficult. Today, tremendous hordes of cash are in money market funds--sitting on the sidelines, if you will. Additionally, many foreign investors have moved their money out of the U.S. and into international securities or cash.

While the stock market is driven by emotions during the short-term, over the long-term the market is rational and earnings drive stock market performance. Unfortunately at this time many investors are having a difficult time, concentrating on the long term, and earnings warnings are continuing.

 Five Largest Holdings (% of Net Assets)
-----------------------------------------
 United Technologies Corp.           9.0%
 Pfizer, Inc.                        8.9%
 American International Group, Inc.  8.8%
 General Electric Company            8.6%
 Colgate-Palmolive Company           8.5%

In order to restore investor confidence, three things must occur. First, people must overcome their concerns about personal survival; second, the Fed and Congress must take steps to stimulate the economy, and; third, companies must begin meeting or exceeding earnings expectations.

Once these three elements are in place, funds will begin flowing back into the stock market, and prices will rise dramatically. Unfortunately, it may be several months before these actions positively impact the markets. In the interim, we believe that the markets will test the bottom from time to time, but we don't believe we will see a significant move to the upside until we enter a period of sustained earnings growth. That is precisely why it is so important to be a long-term investor in the stock market.

Top Five Industries (% of Net Assets)
-------------------------------------
  Pharmaceuticals              20.8%
  Household Products           16.4%
  Securities Brokers            9.3%
  Machinery-Diversified         9.0%
  Insurance                     8.8%

(INSERT LOGO) Performance

For the fiscal year ended October 31, 2001, IDEX Great Companies - America/SM/ outperfomed its benchmark, the S&P 500. Please refer to the Performance Table on the next page for further information.

(INSERT LOGO) Strategy Review

While it has been an extremely difficult time for all Americans and the markets, it has nevertheless been a good time to invest in what we consider to be great companies. As investors seek to create wealth by investing in America, they are turning to solid companies that have proven themselves in difficult periods, and have the size and financial strength to not only survive, but to prosper during difficult economic periods. While we constantly review our strategy in order to improve your returns, we find that investing in great companies and weighting the portfolio more heavily towards stocks that are trading at a discount relative to their intrinsic values is a sound and proven strategy.

(INSERT LOGO) Outlook

The question now is how long these tough times will last. Frankly, once companies began reporting positive earnings, we think the market will turn and the enormous amounts of money on the sidelines will pour into the market. In the interim, we believe that it's a terrific time for long-term investors to begin investing in great companies that are selling at discounts.

/s/ James Huguet

James Huguet

/s/ Gerald W. Bollman

Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


IDEX Mutual Funds
Annual Report 2001
18

Growth of $10,000

Inception of 7/14/00 through 10/31/01
Investment less sales charges - $9,452

                                     [GRAPH]

Class A $8,466
S&P 500/(1)/ $7,135


This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


Average Annual Total Returns for the Periods Ended 10/31/01
-------------------------------------------------------------------
                                             From         Inception
                            1 year         Inception         Date
-------------------------------------------------------------------
Class A (NAV)               (15.35)%        (8.14)%         7/14/00
Class A (POP)               (20.00)%       (12.06)%         7/14/00
S&P 500/1/                  (24.89)%       (22.90)%         7/14/00
-------------------------------------------------------------------
Class B (NAV)               (15.98)%        (8.80)%         7/14/00
Class B (POP)               (20.18)%       (11.62)%         7/14/00
-------------------------------------------------------------------
Class C (NAV)               (15.98)%        (8.80)%         7/14/00
-------------------------------------------------------------------
Class M (NAV)               (15.88)%        (8.69)%         7/14/00
Class M (POP)               (17.56)%       (10.10)%         7/14/00
-------------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

                              [CHART APPEARS HERE]

Investments by Sector as a Percentage of Net Assets

                                           10/31/01         10/31/00
Communications                                  4.7
Consumer Cyclical                                                4.6
Consumer Non-Cyclical                          49.6             38.5
Financial                                      22.7             24.2
Industrial                                     17.6             10.1
Technology                                                      10.1
Short-term                                      6.4              9.6

Blend Investing

Investing in different types of securities in an effort to reduce the overall volatility of a fund. Generally, different types of securities - U.S. stocks, foreign stocks, and bonds - do not tend to be susceptible to the same market fluctuations, and therefore should perform well in a range of market conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              19

IDEX Great Companies - Global/2/

Objective/Focus

Long-term growth of capital in a manner consistent with preservation of capital.

                  [Chart appears here]

                         Style
                ------------------------
                Value    Blend    Growth
Market Cap
  Large                              X
  Medium
  Small

[Logo] Market Environment

What was a dull, down quarter until September 11th, turned into an awful quarter with the eruption of fear. Normally, when we talk of fear and greed as the short-term drivers of market performance and investor behavior, we speak to the fear of losing asset value or the greed generated by leaps in daily prices. The discussion is different now. The prevalent fear in driving market prices is now fear of extinction, through violent terrorism or bio-war. This, added to the fear of losing asset value, has produced an extremely volatile market environment. With survival at the top of the worry list, it's no wonder that market volatility is so high. And while the markets in the U.S. have been weak, markets around the world have tracked closely. Situations like this clearly demonstrate that we do in fact have a global economy.

This horrific attack, coincided with an already slowing economy, only makes financial matters more difficult. Today, tremendous piles of cash are stuffed into money market funds--much of what would be equity money is on the sidelines. Many international investors in U.S. securities have moved their money out of the U.S. market. Other international investors seemed equally frightened of foreign equities that might be impacted by the events in Afghanistan.

Though the stock market is driven by violent emotion in the short term, equity prices in the longer term closely track the profitability of companies. With short-term profits in total disarray and the future of world business hidden in clouds of war-driven fears, investors are having difficulty identifying long-term profitability.

Investor confidence, and higher equity prices, require three conditions: 1) people must overcome their concerns about personal survival, which is improving every day; 2) the Fed and Congress must take steps to stimulate the economy, which is in process now, though timing of its effect is uncertain, and; 3) companies must begin meeting or exceeding analyst earnings expectations, which seems to be a ways off. We think that once the three elements are in place, funds that are sitting on the sidelines will start flowing back into equities and stock prices will recover dramatically.

Five Largest Holdings (% of Net Assets)
-------------------------------------------
  AstraZeneca PLC ADR                  6.0%
  General Electric Company             5.8%
  Colgate-Palmolive Company            5.6%
  American International Group, Inc.   5.6%
  Vivendi Universal SA ADR             5.0%

Most pundits now far underestimate the magnitude of the ultimate rise from the lows. Unfortunately, the timing of the required conditions may be several months away. It is possible that in the short term, in response to adverse events in the war or further attacks, the markets could see prices close to the recent lows. But we don't believe sustainable rises in prices will be seen until solid evidence of profit recovery is widely appreciated by investors. Focusing on profits progress is the essence of being a long-term investor in the stock market.

Top Five Countries (% of Net Assets)
--------------------------------------
    United States                66.9%
    France                        9.3%
    Japan                         8.6%
    United Kingdom                6.0%
    Switzerland                   4.9%

[Logo] Performance

Some of the stocks in IDEX Great Companies - Global/2/ have felt the pain of economic weakness far more than others. For the fiscal year ended October 31, 2001, the fund underperformed its benchmark, the MSCI World Index. Please refer to the Performance Table on the next page for further information.

[Logo] Strategy Review

While the period has been difficult for many reasons, it nevertheless provides opportunity for investment. As investors seek to create long-term wealth rather than speculative gain, they are turning to solid companies that have proven themselves over many difficult periods and have the size and financial strength to not only survive but also to increase their business strengths during difficult economic periods. While we continuously review and fine-tune our strategy to improve investment returns, we find that investing in what we think are great companies and weighting the fund more heavily toward stocks that are priced at a discount relative to their intrinsic value is a sound and proven strategy.

[Logo] Outlook

These difficult times will pass. The question is when. Frankly, once companies began reporting positive earnings, the market will respond and the tons of cash now on the sidelines will pour back into the market. In the interim, we believe that it's a terrific time for long-term investors to begin investing in great companies priced at bargain discounts.

/s/ James Huguet
James Huguet

/s/ Gerald W. Bollman
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


IDEX Mutual Funds
Annual Report 2001
20

Growth of $10,000
Inception of 9/15/00 through 10/31/01
Investment less sales charges - $9,452

                                 [GRAPH]
MSCIW/(1)/  $6,962
Class A     $6,305

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
----------------------------------------------------------------------------
                                                       From        Inception
                                      1 year        Inception        Date
----------------------------------------------------------------------------
Class A (NAV)                        (31.99)%        (30.22)%        9/15/00
Class A (POP)                        (35.73)%        (33.64)%        9/15/00
MSCIW/1/                             (25.24)%        (27.52)%        9/15/00
----------------------------------------------------------------------------
Class B (NAV)                        (32.57)%        (30.81)%        9/15/00
Class B (POP)                        (35.94)%        (33.27)%        9/15/00
----------------------------------------------------------------------------
Class C (NAV)                        (32.57)%        (30.81)%        9/15/00
----------------------------------------------------------------------------
Class M (NAV)                        (32.48)%        (30.72)%        9/15/00
Class M (POP)                        (33.83)%        (31.94)%        9/15/00
----------------------------------------------------------------------------

Notes

/1/ The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investments by Global Region as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                     10/31/01    10/31/00
Asia/Pacific Rim       11.0         4.0
Europe                 30.7        20.8
North America          54.3        53.4
Australia               4.8         1.2
Short-term             12.6        15.2

Eurodollar

A certificate of deposit in U.S. dollars in a bank that is not located in the U.S.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              21

IDEX Great Companies - Technology/SM/

Objective/Focus

Long-term growth of capital by investing in common stocks of companies that offer technology or communications related products and services.


Investment Focus

[CHART APPEARS HERE]

                     Style
             ----------------------
             Value   Blend   Growth
Market Cap
  Large                        X
  Medium
  Small

 [LOGO] Market Environment

The technology sector, which showed evidence of strengthening prior to September, continues to struggle after the recent terrorist attacks. It is clear that the technology bubble not only burst, it exploded and took a few prisoners. As positive as investors were about technology stocks 18 months ago, they are just as negative today. Further complicating matters is the slowdown in the U.S. economy. This slowdown will further limit information technology growth as companies reduce their budgets.

Most investors have totally discounted any growth for the technology sector. Companies like Cisco Systems, a well-positioned and well-managed technology leader are trading at unbelievable discounts to their intrinsic values. Investors seem to overlook the fact that even in this environment the Internet is growing rapidly, and companies like Cisco will ultimately reap the benefits of this growth. Frankly, I believe that we are very close to a market bottom, and will see strengthening in the sector.

Five Largest Holdings (% of Net Assets)
--------------------------------------
  Sun Microsystems, Inc.          8.7%
  Cisco Systems, Inc.             8.3%
  Oracle Corp.                    8.1%
  Intel Corp.                     8.1%
  Applied Materials, Inc.         8.0%

[LOGO] Performance

Unfortunately, its performance has closely paralleled the NASDAQ Composite Index, the fund's comparative benchmark. For the fiscal year ended October 31, 2001, IDEX Great Companies - Technology/SM/ underperformed the NASDAQ Composite. Please refer to the Performance Table on the next page for further information.

[logo] Strategy Review

We believe our investing strategy will prove itself over the next 12-18 months. Specifically, we will benefit from three factors. First would be the financial strength of the companies in the fund. While the great technology companies have been bruised and lost market cap, they are financially sound and have little debt. Second, many of the competitors of the great technology companies have been dramatically weakened over the last several years. As a result, a number of these will be unable to remain independent, and will seek to be acquired. For example, the anticipated Compaq/Hewlett Packard acquisition could be played out time and again. Third, because of these factors, the great technology companies will become stronger and more dominant in the market. As investors return to the technology sector, we believe that they will begin investing in the best technology companies, and IDEX Great Companies Technology/SM/ should outperform the NASDAQ Composite.

Top Five Industries (% of Net Assets)
--------------------------------------
    Semiconductors               27.2%
    Software                     25.9%
    Computers                    17.6%
    Office/Business Equipment     8.3%
    Machinery-Diversified         8.0%


While technology is a volatile sector, we believe it should and will play a role in the portfolios of many investors.

[LOGO] Outlook

Over the long term, technology will continue to have a huge impact on productivity throughout the world. Once the economy begins growing again, we expect the technology companies to show rapid revenue growth because many that have delayed technology purchases will begin spending aggressively again. We are confident that over the long term technology stocks will provide solid returns for investors.

/s/ James Huguet
James Huguet

/s/ Gerald W. Bollman
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


IDEX Mutual Funds
Annual Report 2001
22

Growth of $10,000

Inception of 7/14/00 through 10/31/01
Investment less sales charges - $9,452


                                     [GRAPH]

S&P 500/(1)/ $7,135
NASDAQ Composite/(1)/ $3,981
Class A $3,430

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
---------------------------------------------------------------------
                                              From          Inception
                              1 year       Inception           Date
---------------------------------------------------------------------
Class A (NAV)                (54.26)%       (54.21)%         7/14/00
Class A (POP)                (56.78)%       (56.16)%         7/14/00
NASDAQ Composite/1/          (49.84)%       (50.83)%         7/14/00
S&P 500/1/                   (24.89)%       (22.90)%         7/14/00
---------------------------------------------------------------------
Class B (NAV)                (54.80)%       (54.71)%         7/14/00
Class B (POP)                (57.06)%       (56.11)%         7/14/00
---------------------------------------------------------------------
Class C (NAV)                (54.80)%       (54.71)%         7/14/00
---------------------------------------------------------------------
Class M (NAV)                (54.71)%       (54.63)%         7/14/00
Class M (POP)                (55.62)%       (55.53)%         7/14/00
---------------------------------------------------------------------

Notes

/1/ The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2000, the fund had selected the Standard & Poor's Composite Stock (S&P 500) Index as its benchmark measure; however, the NASDAQ Composite is more appropriate for comparisons to the fund. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                                      10/31/01          10/31/00

Communications                                           2.0
Consumer Cyclical                                        3.0
Financial                                                2.7
Industrial                                               8.0               4.7
Technology                                              79.0              76.2
Short-term                                               7.6              13.3

Non-Diversified Fund

This type of fund takes larger positions in a smaller number of issuers and is therefore more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                                IDEX Mutual Fund
                                                              Annual Report 2001
                                                                              23

IDEX International Equity
(formerly IDEX GE International Equity)

Objective/Focus

Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Investment Focus

                              [CHART APPEARS HERE]

                                 Style
                      ---------------------------
                      Value     Blend      Growth

Market Cap
  Large                           X
  Medium
  Small

(INSERT LOGO) Market Environment

Uncertainty and volatility dominated international markets across the period. Obviously, the most significant event occurred September 11th, when terrorist attacks on the United States stunned the world's markets and further weakened an already faltering global economy.

While global business declined in wake of the attacks, there's evidence that the stage is being set for a rebound. Central banks around the world have been easing credit at a fairly aggressive clip, led by the U.S. Federal Reserve. Lower interest rates should translate into improved balance sheets for businesses and consumers, which is likely to boost personal and corporate spending.

(INSERT LOGO) Performance

For the fiscal year ended October 31, 2001, IDEX International Equity slightly underperformed its benchmark, the Morgan Stanley Capital International-EAFE Index. Please refer to the Performance Table on the next page for additional information.

Five Largest Holdings (% of Net Assets)
---------------------------------------
  Novo Nordisk A/S              3.4%
  Koninklijke Ahold NV          3.3%
  Aventis SA                    3.3%
  GlaxoSmithKline PLC ADR       3.0%
  Tyco International, Ltd.      2.7%

(INSERT LOGO) Strategy Review

Despite economic weakness, we continued to follow our disciplined, "bottom-up" investment process of searching for growing companies. Those moves resulted in non-cyclical consumer businesses becoming an important part of our strategy. Although the sector declined on an absolute basis, an overweighted position outperformed the index, due mostly to the stability demonstrated by food and beverage holdings. Investors often gravitate toward such firms during tough times because consumers are almost certain to continue buying "necessities" during a slowdown.

Top Five Countries (% of Net Assets)
------------------------------------
 United Kingdom               31.7%
 France                       12.3%
 Japan                        11.3%
 Netherlands                   7.3%
 Switzerland                   6.4%

On the other hand, uncertainty hurt the financial sector. Companies exposed to reduced trading volume and declining assets, such as those providing financial services, retreated in the face of falling markets. Insurance companies declined following the terrorist attacks, although some were recovering as the period ended. The Royal and Sun Alliance Insurance Group was among those that fell.

Having taken the fund over late in the year, we moved to increase the fund's exposure to the healthcare sector during the period, with special attention toward drug makers. The sector slightly underperformed the index, mostly because some pharmaceutical firms continue to face uncertainties in the regulatory and political arenas. Investors also continued to take profits in the sector after its run-up earlier in the year. But several drug makers advanced during the period, including Novo Nordisk, the Danish pharmaceutical company.

(INSERT LOGO) Outlook

American Century's management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that the fund is filled with businesses showing strong, sustainable growth.

/s/ Henrik Strabo

Henrik Strabo


/s/ Mark Kopinski

Mark Kopinski
Co-Fund Managers
American Century Investment Management, Inc.

Note: Effective October 4, 2001, GE Asset Management Incorporated ("GEAM") resigned as sub-adviser for IDEX GE International Equity. On October 5, 2001, the fund became IDEX International Equity.

Upon GEAM's resignation, American Century Investment Management, Inc. ("American Century"), entered into an interim sub-advisory agreement on behalf of the fund to serve as sub-adviser. Under a statutory merger to become effective on March 1, 2002 if approved by shareholders, the assets and liabilities of IDEX International Equity will be combined with IDEX American Century International.

Henrik Strabo and Mark Kopinski of American Century have currently assumed management responsibilities for the fund.

Effective October 5, 2001, IDEX International Equity was closed to new investors.


IDEX Mutual Funds
Annual Report 2001
24

Growth of $10,000

Inception of 2/1/97 through 10/31/01
Investment less sales charges - $9,452


                                     [GRAPH]

MSCI-EAFE/(1)/ $10,527
Class A $9,242

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

-------------------------------------------------------------------------------
                                                         From         Inception
                                         1 year        Inception        Date
-------------------------------------------------------------------------------
Class A (NAV)                           (26.43)%       (0.47)%         2/1/97
Class A (POP)                           (30.47)%       (1.65)%         2/1/97
MSCI-EAFE/1/                            (24.68)%        1.09%          2/1/97
-------------------------------------------------------------------------------
Class B (NAV)                           (26.96)%       (1.11)%         2/1/97
Class B (POP)                           (30.61)%       (1.32)%         2/1/97
-------------------------------------------------------------------------------
Class C (NAV)                           (26.96)%      (13.64)%        11/1/99
-------------------------------------------------------------------------------
Class M (NAV)                           (26.88)%       (1.02)%         2/1/97
Class M (POP)                           (28.33)%       (1.22)%         2/1/97
-------------------------------------------------------------------------------


Notes

/1/ The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Investments by Global Region as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                                      10/31/01         10/31/00

Asia/Pacific Rim                                        12.4             20.4
Australia                                                0.8              2.1
Europe                                                  77.9             58.2
Latin America                                            0.6              4.6
Middle East                                                               2.0
North America                                            6.7              5.5
Short-term                                               0.7              6.5

Global vs. International

"Global" typically refers to worldwide investing: U.S. as well as non-U.S. investments. "International" indicates investments primarily of non-U.S. origin.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              25

IDEX Isabelle Small Cap Value

Objective/Focus

Capital appreciation by investing primarily in relatively under-valued common stocks of domestic small companies.

Investment Focus

                           [CHART APPEARS HERE]

                                 Style
                  ----------------------------------
                  Value          Blend        Growth
Market Cap
  Large
  Medium
  Small             X

(INSERT LOGO) Market Environment

The past six months have been difficult for investors. The economy continues to soften and it appears it may be in worse shape than most Americans realize. Jobless claims, economic growth, and idle manufacturing capacity are at levels not seen since the early 1990s. During the third quarter, the Gross Domestic Product dropped 0.4%, the first decline since 1993 and the sharpest in a decade. This downturn marked the end of the record economic expansion investors enjoyed over the past ten years.

The economy has been in a state of negative growth for two consecutive quarters, which technically defines the term "recession."

Although stocks sometimes send false signals, the market has an excellent track record of forecasting economic recovery months ahead of economic data. If the past pattern is repeated, the economy should be growing again by early 2002 with small-cap value stocks leading the rebound. Small-caps have benefited in the past as the economy pulls out of recession with the early increase in demand helping the smaller companies the most.

Five Largest Holdings (% of Net Assets)
---------------------------------------
  Consolidated Freightways, Inc.  3.7%
  Crompton Corp.                  3.4%
  PolyOne Corp.                   3.3%
  Signal Technology Corp.         3.2%
  DT Industries, Inc.             3.0%

(INSERT LOGO) Performance

From its April 2, 2001 inception through October 31, 2001, IDEX Isabelle Small Cap Value outperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table on the next page for additional information.

(INSERT LOGO) Strategy Review

Top Five Industries (% of Net Assets)
-------------------------------------
  Chemicals                     9.0%
  Electronic Components/
    Equipment                   5.7%
  Iron/Steel                    5.7%
  Machinery-Diversified         4.9%
  Biotechnology                 4.6%

The investment philosophy of the fund is to combine the long-term performance potential of small company stocks with the risk-adverse nature of value investing. The method is to conduct thorough company analyses and to construct a portfolio containing stocks that are priced at valuations that are substantially below each company's long-term economic value. We select undervalued companies regardless of their industry or sector. This approach allows us to assemble a portfolio full of undervalued companies that should over time reward shareholders considerably.

The fund has performed well due to sound stock selection, a patient approach to investing its cash, a focused investment approach, and the avoidance of over-valued sectors. Relative to most small-cap value benchmarks, the fund has found fewer values in sectors that have had recent gains, such as financials, energy and utilities. We continue to find undervalued stocks in some of the beaten-down sectors that offer the greatest potential, such as basic materials, capital goods and technology.

(INSERT LOGO) Outlook

Looking forward, are we optimistic? Absolutely. For small company value stocks in general, we may be entering an extended period of outperformance. In the past, valuations favoring large company growth stocks were stretched to unsustainable levels, and the "value" in the U.S. stock market hid in the small cap segment of the market. The rational correcting mechanism we call "the market" will continue to adjust this disparity. Also, it is important to remember that the last extended period of outperformance for small company value stocks was in the post recession period of the early 1990s. If history is any guide, now is the time to invest in our sector of the stock market.

/s/ Warren J. Isabelle

Warren J. Isabelle
Fund Manager
Ironwood Capital Management LLC

26  IDEX Mutual Funds
    Annual Report 2001

Growth of $10,000
Inception of 4/2/01 through 10/3/01
Investment less sales charges - $9,452

                                    [GRAPH]

Russell 2000/(1)/ $9,583
Class A $9,565

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.



Average Annual Total Returns for the Period Ended 10/31/01

------------------------------------------------------
                             From         Inception
                           Inception        Date
------------------------------------------------------
Class A (NAV)                1.20%         4/2/01
Class A (POP)               (4.37)%        4/2/01
Russell 2000/1/             (4.17)%        4/2/01
------------------------------------------------------
Class B (NAV)                0.80%         4/2/01
Class B (POP)               (4.20)%        4/2/01
------------------------------------------------------
Class C (NAV)                0.80%         4/2/01
------------------------------------------------------
Class M (NAV)                0.90%         4/2/01
Class M (POP)               (1.11)%        4/2/01
------------------------------------------------------

Notes

/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods of less than 1 year represent total return and are not annualized.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                          10/31/01
Basic Materials            15.6
Communications              3.2
Consumer Cyclical          10.8
Consumer Non-Cyclical       8.3
Energy                      1.4
Financial                   3.8
Industrial                 25.2
Technology                  2.5
Short-term                 32.1

Fair Market Value

The value of an asset determined among a willing buyer and seller in an open market.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              27

IDEX Janus Balanced

Credit Quality of Bonds
(% of Net Assets) S&P
---------------------------
    AAA            12.9%
    AA              4.8%
    A               6.7%
    BBB             7.5%
    BB              1.1%
    B               0.6%
    All C's            -
    NA              8.1%
    Not Rated          -

Credit Quality of Bonds
(% of Net Assets) Moody's
---------------------------
    A1              2.1%
    A2              3.6%
    A3              1.3%
    AA1             1.2%
    AA2             2.5%
    AA3             1.5%
    AAA            20.2%
    BA1             0.9%
    BA3             0.4%
    BAA1            1.4%
    BAA2            3.8%
    BAA3            1.9%
    N-R             0.9%

Objective/Focus

Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Investment Focus

                              [CHART APPEARS HERE]

                       Style
              -----------------------
              Value    Blend   Growth

Market Cap
 Large                   X
 Medium
 Small

[LOGO] Market Environment

The Federal Reserve's year-long credit easing measures buoyed equity markets for a short time in the spring, but stocks soon sagged again under the weight of weakening corporate profits, widespread job layoffs, high energy costs, and waning consumer confidence.

Any bright spot in the economy was fully extinguished by the shocking terrorist attacks on the World Trade Center and Pentagon. When markets reopened the following Monday, Fed policymakers launched another string of rate reductions, reaching a low not seen in four decades. Still, fears of economic repercussions from the disaster led to a collapse in stock prices, but October offered a glimpse of hope, as the major indices took back a lot of ground lost the month before. In the fixed-income markets, it was a different story. U.S. Treasuries gained in the wake of the terrorist strikes while corporate bonds fell as investors flocked to safer government-backed securities.

Five Largest Holdings (% of Net Assets)
------------------------------------------
  Federal National Mortgage
    Association 11/14/2003         2.8%
  Citigroup, Inc.                  2.6%
  Treasury Notes 8/15/2029         2.2%
  General Electric Company         2.0%
  Exxon Mobil Corp.                1.8%

[LOGO] Performance

For the year ended October 31, 2001, IDEX Janus Balanced underperformed the Lehman Brothers U.S. Government/Credit Index, but outperformed the S&P 500 Index, its comparative benchmarks. Please refer to the Performance Table on the next page for additional information.

[LOGO] Strategy Review

Among our standouts was Tenet Healthcare. Since the early 1990s, the corporation has focused its efforts on acquiring unprofitable hospitals at reasonable prices in geographic proximity to one another and populated by affluent retirees. This allows Tenet to better leverage costs, resulting in improved margins and accelerating free cash flow growth. What's more, we expect above-average growth in admissions and a healthy pricing environment to provide further support for Tenet's stock going forward.

With a slight hit after September 11th, Citigroup still offered a steady ride for us. Although only 25% of its earnings are tied to capital markets, the corporation's stock also took a hit along with other investment banks as merger and acquisition activity and equity issuance all but disappeared. However, Citigroup's consumer businesses, which include credit cards and short-term consumer loans, continue to deliver. Best of all, the global financial services giant generates almost $1.5 billion in free cash flow every month. The company has everything I look for in an investment, so I took advantage of its lower stock price to add to the position during the quarter.

Top Five Industries (% of Net Assets)
------------------------------------------
  U.S. Government Securities     10.6%
  U.S. Government Agencies        9.8%
  Banks                           6.5%
  Insurance                       5.7%
  Beverages                       4.7%

Long-time holding Anheuser-Busch lost some ground. However, with the economy sagging and many former market stalwarts falling on hard times, the brewer has impressed us with its consistently solid performance and ability to achieve its stated plans even as consumer spending has cooled. As it acquired smaller brewers over the past 20 years, Anheuser-Busch has seen its market share grow by 10% to a dominant 48% - more than its next two biggest competitors combined.

Delphi Automotive Systems, a new holding, also disappointed. The auto-parts supplier skidded after automakers slashed the number of vehicles they plan to roll off the assembly line in 2001. Later, the stock suffered another setback when Ford reduced its fourth-quarter earnings outlook. All the same, we are encouraged by Delphi's massive program to trim labor costs by at least 15% a year.

[LOGO] Outlook

Looking ahead, there could well be more dark clouds on the horizon before the silver lining appears. Nevertheless, I feel more optimistic than I have in months, in large part because we are using the volatility in the market to opportunistically build positions in outstanding companies with rich business models at compelling prices. Our challenge, then, is to intensify our research-driven, hands-on approach to find these exceptional investments. In so doing, I am confident we will be able to deliver more of the results you have come to expect.

/s/ Karen L. Reidy
Karen L. Reidy
Fund Manager
Janus Capital Corporation


IDEX Mutual Funds
Annual Report 2001
28

Growth of $10,000
Inception of 12/2/94 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]
S&P 500/(1)/ $26,266
Class A $23,995
LBGC/(1)/ $18,058

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

---------------------------------------------------------------------------
                                                     From      Inception
                         1 year       5 year       Inception     Date
---------------------------------------------------------------------------
Class A (NAV)            (9.35)%       12.32%       14.41%      12/2/94
Class A (POP)           (14.33)%       11.06%       13.48%      12/2/94
S&P 500/1/              (24.89)%       10.04%       14.98%      12/2/94
LBGC/1/                  15.32%         8.05%        8.92%      12/2/94
---------------------------------------------------------------------------
Class B (NAV)            (9.93)%       11.63%       13.14%      10/1/95
Class B (POP)           (14.43)%       10.63%       13.15%      10/1/95
---------------------------------------------------------------------------
Class C (NAV)            (9.93)%            -       (2.02)%     11/1/99
---------------------------------------------------------------------------
Class M (NAV)            (9.84)%       11.73%       13.81%      12/2/94
Class M (POP)           (11.63)%       11.51%       13.65%      12/2/94
---------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                             10/31/01     10/31/00
Basic Materials                 3.5          2.1
Communications                  6.2
Consumer Cyclical               9.4         13.4
Consumer Non-Cyclical          13.5          4.5
Energy                          5.0          3.3
Financial                      17.6         12.0
Industrial                      5.4          5.4
Technology                      4.0         20.2
Utilities                       1.8          2.2
Long-term U.S. Gov't           20.4         25.3
Short-term                     12.4         10.3

Balanced Investing

The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                              IDEX Mutual Funds
                                                             Annual Report 2001
                                                                             29

IDEX Janus Capital Appreciation

Objective/Focus

Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

Investment Focus

                              [CHART APPEARS HERE]

                         Style
                 ----------------------
                 Value   Blend   Growth
Market Cap
----------
 Large
 Medium                            X
 Small

[INSERT LOGO] Market Environment

Without question, this was a difficult year for the aggressive growth sector of the market in which we invest. Capital spending for telecommunications and technology equipment declined rapidly. The demise of countless "dot-coms" removed the sense of urgency felt by more traditional businesses to build a presence on the Web, and they suddenly became much more cautious with their capital spending. The result was a dramatic decline in technology and telecommunications investment that ultimately spread across the entire economy.

The tragedy of September 11th affected all of us in a profound way. The impact on the economy, markets, and specific industries and companies has been similarly swift and severe. While the U.S. economy was showing dismal signs of erosion, the attacks all but guaranteed a full-strength recession.

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Janus Capital Appreciation underperformed its benchmark, the S&P MidCap 400 Index. Please refer to the Performance Table on the next page for additional information.

Five Largest Holdings (% of Net Assets)
------------------------------------------
 eBay, Inc.                          5.1%
 Paychex, Inc.                       4.5%
 Apollo Group, Inc. Class A          3.7%
 Crown Castle International Corp.    3.4%
 Human Genome Sciences, Inc.         3.3%

[INSERT LOGO] Strategy Review

We had taken steps early in the period to balance the portfolio among stable, consistent companies that have a high probability of meeting our expectations and other, more aggressive names whose catalysts are further out on the horizon. This strategy served us well with the heightened uncertainty in the market. Some 80% of our holdings met earnings expectations while the other 20% are names more reliant on a healthier economy to reignite growth.

Our exposure to biotechnology firms such as Human Genome Sciences and Millennium Pharmaceuticals provides one example of investments with longer-term catalysts. While these companies continued to execute on development plans set long ago, the market's sudden aversion to risk in any form left them without support. We trimmed several positions modestly in recognition of this dynamic, but maintained the bulk of our exposure in hopes of participating in what we believe will be an enormous opportunity for future growth.

Top Five Industries (% of Net Assets)
----------------------------------------
  Commercial Services/Business   15.4%
  Healthcare Services            12.1%
  Pharmaceuticals                 8.0%
  Semiconductors                  6.2%
  Telecommunications Services     6.0%

Cellular tower operators Crown Castle and American Tower offer more examples of long-term payoff potential with some short-term volatility. Both companies missed in terms of earnings, but both continued to perform extremely well on an operating basis. We believe the environment for cellular tower stocks will remain favorable for many months to come.

Semiconductor manufacturer Cree, Inc. lost some ground, but remained a key part of the portfolio. While other microchip makers have suffered from a dramatic decrease in end-use demand, Cree has built profitable niches in a number of areas that are likely to grow regardless of the state of the overall economy. Cree is one of the few companies in this market capable of producing compound annual growth rates in excess of 30% per year for the rest of the decade.

Meanwhile, drug retailer Walgreen showed a slight decline, but continued to post strong same-store sales growth despite a marked decline in consumer confidence and retail spending. Several of our usually strong healthcare positions stayed the course, as investors placed increasing value on the stability they provide in times of uncertainty. Most notable among these were drug distributor Cardinal Health and rural hospital operator Community Health Systems, a relatively recent addition.

[INSERT LOGO] Outlook

Even though there could be more dark clouds on the horizon before the silver lining appears, I feel very optimistic. We will use the volatility in the market as an opportunity to build positions in outstanding companies with rich business models at compelling prices. Our goal is to intensify our research-driven, hands-on approach to find these exceptional investments. In doing so, we will strive to deliver more of the results you have come to expect.

/s/ James P. Goff
James P. Goff
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Annual Report 2001
30

Growth of $10,000
Inception of 12/2/94 through 10/31/01
Investment less sales charges - $6,452

                                   [GRAPHIC]

S&P 400/(1)/ $29,412
Class A $16,997

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

-----------------------------------------------------------------------------
                                                        From      Inception
                           1 year         5 year      Inception     Date
-----------------------------------------------------------------------------
Class A (NAV)             (56.95)%         1.67%        8.85%      12/2/94
Class A (POP)             (59.32)%         0.53%        7.96%      12/2/94
S&P 400/1/                (12.44)%        14.59%       16.87%      12/2/94
-----------------------------------------------------------------------------
Class B (NAV)             (57.53)%         1.02%        4.12%      10/1/95
Class B (POP)             (59.65)%         0.02%        4.12%      10/1/95
-----------------------------------------------------------------------------
Class C (NAV)             (57.53)%             -      (32.11)%     11/1/99
-----------------------------------------------------------------------------
Class M (NAV)             (57.44)%         1.12%        8.30%      12/2/94
Class M (POP)             (58.28)%         0.92%        8.14%      12/2/94
-----------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's MidCap 400 (S&P 400) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                             10/31/01    10/31/00
Communications                  15.9
Consumer Cyclical                4.4        10.6
Consumer Non-Cyclical           49.8         6.4
Energy                           3.5         2.7
Financial                        6.0
Industrial                       1.2         1.1
Technology                       6.6        70.1
Utilities                        5.8         4.9
Short-term                       6.9         4.7



Cyclical vs. Non-Cyclical

     Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX Mutual Fund    31
                                                         Annual Report 2001

IDEX Janus Flexible Income

Credit Quality of Bonds
(% of Net Assets) S&P
---------------------------
    AAA            13.8%
    AA              5.2%
    A               8.9%
    BBB            34.1%
    BB              8.7%
    B               2.7%
    All C's         0.1%
    NA             21.1%
    Not Rated       1.2%

Credit Quality of Bonds
(% of Net Assets) Moody's
---------------------------
    A1              0.8%
    A2              4.4%
    A3              3.1%
    AA2             5.6%
    AA3             0.1%
    AAA            32.7%
    B2              1.1%
    B3              1.4%
    BA1            11.5%
    BA3             1.0%
    BAA1           14.6%
    BAA2            5.1%
    BAA3           11.6%
    N-R             0.6%
    NA              2.2%


Objective/Focus

Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Investment Focus

                              [CHART APPEARS HERE]

                            Maturity
                  ---------------------------
                  Short   Intermediate   Long
Debt Quality
------------
 High
 Medium                                    X
 Low

[INSERT LOGO] Market Environment

Fixed-income markets stayed the course for most of the period, but gallantly rallied later in the year. Economic uncertainty, stock market volatility, and the national terrorism crisis sparked a flight to quality that favored Treasury bonds and higher quality corporate issues. Endless evidence of a weakening economy remained the predominant driver of bond market behavior for much of the period, as rising unemployment and sagging industrial production raised recession fears. Meanwhile, the Federal Reserve's aggressive campaign to ease credit reductions pushed interest rates to their lowest level in three decades.

As fall set in, investor concerns over a weakening economy only deepened in the wake of the September 11th tragedy. Afterward, investors flocked to the safe haven of U.S. Treasury bonds, sparking a rally that was most pronounced at the short end of the yield curve. When the Treasury announced that it would stop selling the 30-year bond, high-yield securities rebounded along with the stock market, as investors looked ahead to a possible economy recovery next year.

Five Largest Holdings (% of Net Assets)
--------------------------------------------
 Treasury Notes 8/15/2011            9.2%
 Federal National Mortgage
   Association 5/15/2011             8.7%
 Federal National Mortgage
   Association 6/15/2006             5.5%
 Federal National Mortgage
   Association 11/15/2030            4.8%
 Treasury Notes 5/15/2030            3.7%


[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Janus Flexible Income slightly underperformed its benchmark, the Lehman Brothers U.S. Government/Credit Index. Please refer to the Performance Table on the next page for additional information.

[INSERT LOGO] Strategy Review

Among our corporate issues, we have focused on high quality, investment-grade companies even as we have significantly reduced our exposure to the high-yield market. The majority of our remaining high-yield positions carry double B credit ratings or better, and are backed by solid business plans and management teams that have won our confidence.

Top Five Industries (% of Net Assets)
--------------------------------------------
 U.S. Government Agencies          23.0%
 U.S. Government Securities        13.8%
 Healthcare Services                7.4%
 Electric                           5.0%
 Financial - Diversified            4.6%

Meanwhile, we continued to emphasize companies in more economically defensive industries, such as supermarkets, healthcare, and waste disposal. Contributing positively to our results were our supermarket bonds, including Safeway, one of the leading grocery retailers in the country. Supermarkets have historically performed well even in a slower economy, as people eat at home more often. We have also been pleased by the performance of a recent addition to the portfolio, Quest Diagnostics, the nation's leading provider of offsite medical testing. Through its centralized laboratory facilities, the company achieves economies of scale not available to individual hospitals or doctors' offices. Another standout was Waste Management, the nation's leading provider of waste disposal services. The company continues to generate healthy cash flow, which it is using to pay down debt. On the downside, Allied Waste Industries, another waste disposal holding, lost ground after the company warned of weaker-than-expected business volume and tepid third quarter earnings growth.

While the psychological cost of the recent tragedy is incalculable, and the long-term economic impact uncertain, there were some immediate repercussions for a number of industries, notably the airline and travel businesses. While we do not have any unsecured investments in the airline industry, we did see business at several of our Las Vegas resort properties decline as air travel came to a standstill.

[INSERT LOGO] Outlook

We will maintain exposure to all areas of the yield curve, while focusing more on short and intermediate maturity issues. At the same time, we will maintain our flexible approach, which allows us to test the waters as we explore new positions. As always, we continue to utilize our hands-on research and the insights of both our equity and fixed-income investment teams to uncover promising opportunities. We believe this is the best way to add value for our investors, helping them weather market turbulence even as we position the fund for better times ahead.

/s/ Ronald V. Speaker
Ronald V. Speaker
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Annual Report 2001
32

Growth of $10,000
10-year period of 10/31/91 through 10/31/01
Investment less sales charges - $9,525

                                   [GRAPH]

LBGC/(1)/ $21,590
Class A $21,087

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Periods Ended 10/31/01
----------------------------------------------------------------------------

                                                           From    Inception
                        1 year       5 year    10 year   Inception   Date
----------------------------------------------------------------------------
Class A (NAV)           13.14%       7.49%      8.27%      7.98%    6/29/87
Class A (POP)            7.76%       6.45%      7.75%      7.61%    6/29/87
LBGC/1/                 15.32%       8.05%      8.00%      8.68%    6/29/87
----------------------------------------------------------------------------
Class B (NAV)           12.28%       6.77%          -      6.90%    10/1/95
Class B (POP)            7.28%       5.77%          -      6.90%    10/1/95
----------------------------------------------------------------------------
Class C (NAV)           12.28%           -          -      7.78%    11/1/99
----------------------------------------------------------------------------
Class M (NAV)           12.40%       6.88%          -      6.29%    10/1/93
Class M (POP)           10.28%       6.67%          -      6.16%    10/1/93
----------------------------------------------------------------------------

Notes

/1/ The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         10/31/01    10/31/00
Communications             7.1
Consumer Cyclical          8.9        15.2
Consumer Non-Cyclical     19.9        12.5
Energy                     2.5         1.1
Financial                  8.5        11.5
Industrial                 4.9         3.0
Technology                 1.8        10.9
Utilities                  5.5         1.4
Long-term U.S. Gov't      36.8        31.6
Short-term                 4.5        13.4

Credit Ratings

A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX Janus Global

Objective/Focus

Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Investment Focus

                             [CHART APPEARS HERE]

                     Style
             ----------------------
             Value   Blend   Growth
Market Cap
  Large                        X
  Medium
  Small

[LOGO] Market Environment

Beyond the profound shock and sadness caused by the attacks of September 11th, the impact on the economy, markets, specific industries, and companies has been swift and severe. Well before this tragedy, however, the U.S. economy slowed substantially, pressuring corporate earnings across the globe and sending stocks lower from already-depressed levels. At the same time, continuous signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years. Finally, Latin America was beset by debt concerns in Argentina and an energy crisis in Brazil. Together, these trends sent markets lower almost across the board in a slow but steady retreat.

[LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Janus Global underperformed its benchmark, the MSCI World Index. Please refer to the Performance Table on the next page for additional information.

Five Largest Holdings (% of Net Assets)
-----------------------------------------

  Tyco International, Ltd.          4.6%
  Citigroup, Inc.                   3.0%
  NTT DoCoMo, Inc.                  2.7%
  Pfizer, Inc.                      2.5%
  General Electric Company          2.1%

[LOGO] Strategy Review

Detracting from performance were declines in a number of our wireless telecommunications holdings, which have been shadowed by concerns over a slowdown in new subscriber growth and a shift in customer demand toward lower-margin prepaid services. Cell phone service operator China Mobile's (Hong
Kong) shares were challenged by weak interim earnings results in which the company revealed that pre-paid customers were generating fewer usage minutes and revenues than investors had expected. Leading wireless-phone provider NTT DoCoMo (Japan) also lost some ground, hurt by its decision to scale back high investor expectations for the October launch of its "3-G" wireless-data service, the first of its kind in the world.

Meanwhile, we took advantage of a steady drop in London-based publishing group Pearson PLC to build a meaningful position in the stock. Investors sent Pearson lower in early September on fears that slower economic growth worldwide would pressure advertising revenues at the company's Financial Times newspaper unit. While we share these concerns at the margin, we believe much of the 65% year-to-date sell-off was unwarranted, particularly in light of the fact that the company's newspaper operations represent only 21% of total consolidated revenue.

Top Five Countries (% of Net Assets)
---------------------------------------

    United States                54.6%
    Netherlands                   7.8%
    United Kingdom                7.3%
    Japan                         6.8%
    France                        3.8%

The defensive posture of the fund is currently all the more prudent. The sharp sell-off in the market provided some opportunities to find undervalued stocks. One area where we are finding opportunities is reinsurance. We had begun building an exposure to European reinsurance companies early in the quarter, and added to these positions after they declined sharply due to market concerns over the size of their likely liability arising from the September 11th tragedy. We believe the pricing environment will actually change for the better as the entire reinsurance industry adjusts to the realities of this new and increasingly uncertain environment.

[LOGO] Outlook

It is clear that the attacks on America have made an already difficult and unclear situation more opaque. However, there are many offsetting positives as well. Equity valuations are generally very reasonable, particularly given the low interest rate environment. Central banks around the world have flooded markets with liquidity in a successful effort to shore up the global financial system, and global markets in the final days of the quarter showed signs of stability.

Going forward, we will continue to work to ensure that the fundamentals for our individual holdings remain sound and that the fund strikes a balance between containing downside risk and being poised for an eventual upturn in the equity markets.

/s/Helen Young Hayes
Helen Young Hayes

/s/Laurence Chang
Laurence Chang
Co-Fund Managers
Janus Capital Corporation

Note: Effective September 1, 2000, IDEX Janus Global was closed to new investors.

IDEX Mutual Funds
Annual Report 2001

Growth of $10,000
Inception of 10/1/92 through 10/31/01
Investment less sales charges - $9,452

                                  [GRAPH]

Class A $32,039
MSCIW/(1)/ $22,262

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
-----------------------------------------------------------------

                                              From     Inception
                        1 year    5 year    Inception    Date
-----------------------------------------------------------------
Class A (NAV)          (37.08)%     8.06%     14.39%    10/1/92
Class A (POP)          (40.54)%     6.85%     13.68%    10/1/92
MSCIW/1/               (25.24)%     5.20%      9.21%    10/1/92
-----------------------------------------------------------------
Class B (NAV)          (37.58)%     7.58%     10.11%    10/1/95
Class B (POP)          (40.70)%     6.58%     10.10%    10/1/95
-----------------------------------------------------------------
Class C (NAV)          (37.58)%         -    (12.86)%   11/1/99
-----------------------------------------------------------------
Class M (NAV)          (37.48)%     7.71%     11.77%    10/1/93
Class M (POP)          (38.72)%     7.49%     11.63%    10/1/93
-----------------------------------------------------------------

Notes

/1/ The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Investments by Global Region as a Percentage of Net Assets

                                [CHART APPEARS HERE]

                   10/31/01   10/31/00
Asia/Pacific Rim     8.9        15.3
Europe              29.3        28.9
Latin America        5.1         5.7
Middle East          1.0         2.5
North America       42.7        40.5
Short-term          12.8         6.8

Region

A region represents countries within a given geographic area. Regional analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX Janus Growth

Objective/Focus

Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

Investment Focus

                              [CHART APPEARS HERE]

                                  Style
                        --------------------------
                        Value     Blend     Growth
Market Cap
  Large                                       X
  Medium
  Small

[INSERT LOGO] Market Environment

The unprecedented severity and swiftness of the economic decline across the last year sent capital investment grinding nearly to a halt as the abundance of real-time information allowed companies to react with lightning speed to the slowing economy. Despite a weakening economy characterized by earnings shortfalls and rising unemployment, equity markets still rebounded nicely during the spring. Sensing that the worst might be over, markets began to discount the effects of the year's marathon of interest rate cuts.

Even before the September 11th tragedy, there was little question the U.S. economy was weakening. The erosion of economic output and consumer spending led to a sharp reduction in expected third-quarter corporate earnings. By our estimates, operating results of the companies that comprise the S&P 500 Index were on pace to fall by nearly 40% year-on-year. Once terror struck, the bottom fell out.

Five Largest Holdings (% of Net Assets)
----------------------------------------
   AOL Time Warner, Inc.            9.0%
   General Electric Company         8.9%
   Cisco Systems, Inc.              5.0%
   eBay, Inc.                       4.9%
   Viacom, Inc. Class B             4.7%

[INSERT LOGO] Performance

For the year ended October 31, 2001, IDEX Janus Growth underperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for additional information.

[INSERT LOGO] Strategy Review

Many of our companies represented in the fund fell sharply with the market's yearlong struggle. Media stocks such as Liberty Media, Viacom, and Clear Channel Communications were among those hit hardest. AOL Time Warner also gave ground despite the fact that the company enjoys a much lower sensitivity to trends in advertising spending than other media stocks in the portfolio. Elsewhere, high-end retailer Tiffany & Company suffered a similar fate as investors factored in expected pullbacks in sales of luxury goods.

Top Five Industries (% of Net Assets)
--------------------------------------
  Semiconductors                 10.5%
  Commercial Services/Technology  9.0%
  Electronics                     8.9%
  Software                        6.9%
  Pharmaceuticals                 6.7%


Meanwhile, several stocks held up extremely well under the circumstances, including relative "safe havens" such as consumer products giant
Colgate-Palmolive. Drugmaker Amgen, Inc. also held its own in this challenging environment as investors placed greater value of these types of companies in a volatile market.

We've adjusted the fund by trimming our overweighted areas and adding to underweighted areas. We reduced our exposure to consumer cyclical stocks by paring back several positions. Also, we have been very deliberate about when and where to purchase stock. We have become much more explicit in setting specific price targets as we look for opportunities to purchase compelling franchises at a discount. Home Depot is an example of a position that was added to as its valuation became more and more attractive.

[INSERT LOGO] Outlook

The post-September 11th reality is not the recovery we were looking for during the second half of this year. The recovery will now take longer to arrive than expected. Looking ahead, our greatest challenge in coming months will be to strike a careful balance between stable companies with relatively low exposure to the economic cycle and fast-growing franchises we believe will lead the market out of this difficult period. There is no doubt that uncertainty remains, especially on the nature, speed, and effectiveness of the U.S. response to the attacks. Nevertheless, there are many positives to provide hope.

/s/ Edward Keely
Edward Keely
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Annual Report 2001
36

Growth of $10,000
10-year period of 10/31/91 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]

S&P 500/(1)/ $33,211
Class A $23,543

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Periods Ended 10/31/01

-------------------------------------------------------------------------------
                                                            From    Inception
                          1 year     5 year     10 year   Inception   Date
-------------------------------------------------------------------------------
Class A (NAV)            (51.31)%      6.46%      9.56%    13.15%     5/8/86
Class A (POP)            (53.99)%      5.26%      8.94%    12.74%     5/8/86
S&P 500/1/               (24.89)%     10.04%     12.75%    13.01%     5/8/86
-------------------------------------------------------------------------------
Class B (NAV)            (51.74)%      5.95%          -     8.13%    10/1/95
Class B (POP)            (54.16)%      4.95%          -     8.13%    10/1/95
-------------------------------------------------------------------------------
Class C (NAV)            (51.74)%          -          -   (27.09)%   11/1/99
-------------------------------------------------------------------------------
Class M (NAV)            (51.68)%      6.04%          -     9.26%    10/1/93
Class M (POP)            (52.64)%      5.82%          -     9.12%    10/1/93
-------------------------------------------------------------------------------
Class T (NAV)            (51.07)%      6.76%      9.91%    13.92%     6/4/85
Class T (POP)            (55.23)%      4.88%      8.94%    13.30%     6/4/85
-------------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                        10/31/01    10/31/00
Communications             13.3
Consumer Cyclical          13.6        16.3
Consumer Non-Cyclical      27.4
Energy                                  1.6
Financial                   5.3         2.7
Industrial                 11.0         6.7
Technology                 22.4        63.2
Short-term                  7.3         9.7

Comparative Index

A comparative index is a general broad-based index, representative of the objective of the fund, to which to compare a fund's performance.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              37

IDEX Janus Growth & Income

Objective/Focus

Long-term capital growth and current income through investments in common stocks.

Investment Focus

                              [CHART APPEARS HERE]

                           Style
                   ---------------------
                   Value   Blend   Growth

Market Cap
----------
 Large                       X
 Medium
 Small

[INSERT LOGO] Market Environment

Stocks remained volatile throughout the period, as ongoing weakness in corporate earnings, capital spending, and consumer confidence was only made worse by the tragic events of September 11th. Although the Federal Reserve continued to aggressively ease interest rates, near-term uncertainty moved the major indices lower. When the Treasury announced it would stop selling the 30-year bond, high-yield securities rebounded along with the stock market, and investors looked ahead to a possible economy recovery next year. While the stock and long-term fixed markets made significant gains during October, leading indicators recently confirmed that the fragile U.S. economy has slipped into recession.

After years of strong economic growth, the long-winded slowdown could be considered a natural pullback. However, the unexpected nature of the terrorist attacks and their near-term economic impact exacerbated the severity of the decline. In light of these external pressures, our attempts to position the fund more defensively--making incremental rather than dramatic changes--proved advantageous. The cumulative effect reflected a long-standing confidence in our core holdings.

Five Largest Holdings (% of Net Assets)
------------------------------------------
  Citigroup, Inc.                     4.2%
  American International Group, Inc.  3.4%
  Pfizer, Inc.                        2.7%
  Exxon Mobil Corp.                   2.5%
  Comcast Corp. Class A               2.4%

[INSERT LOGO] Performance

For the period ended October 31, 2001, IDEX Janus Growth & Income outperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for additional information.

[INSERT LOGO] Strategy Review

Among our near-term detractors was General Electric, which fell on concerns that its reinsurance and aircraft engine units would incur substantial short-term losses in the aftermath of the attacks. Nonetheless, GE used the declines to repurchase its stock and has employed widespread cost-cutting and technology to maintain profit margins. In October, the stock bounced back, buoyed by an earnings report that beat expectations.

Diversified insurer American International Group faced similar pressures as the company sorted out catastrophic property losses totaling approximately $500 million. Although the higher incidence of claims will most likely impact AIG's near-term earnings, the company can draw upon a broad and profitable product line, as well as anticipated revenue growth from accelerated insurance premiums.

Top Five Industries (% of Net Assets)
----------------------------------------
    Insurance                     8.6%
    Banks                         8.2%
    Pharmaceuticals               4.6%
    Beverages                     3.8%
    Cable TV                      3.8%

Elsewhere, media stocks struggled in the wake of the weakening advertising market, and Liberty Media was no exception. The company, however, is a collection of powerful assets and partnerships headed by cable visionary and former TCI chairman, John Malone. We believe its ability to grow cash flow through acquisitions has been enhanced by its recent spin-off from AT&T.

Anheuser-Busch, which retracted a little, continues to use its brand leadership to raise prices in a contracting economy. With nearly 50% market share and an extensive distribution network, the company dominates its competition, giving it substantial leverage in its advertising and media spending. Anheuser-Busch has also been an aggressive buyer of its stock, while at the same time boosting free cash flow.

[INSERT LOGO] Outlook

Although these have been tough times for investors, I believe the market surge at the tail of the period offered a glimpse of things to come. And while good times may not necessarily be right around the corner, we have slowly begun to reposition the fund for what we believe will be an eventual turnaround. We will continue to monitor the big picture through our vast network of company contacts. Whichever way the wind blows, we will remain focused on finding well-managed market leaders capable of weathering near-term volatility and, at the same time, building on their long-term fundamental strengths.

/s/ David J. Corkins
David J. Corkins
Fund Manager
Janus Capital Corporation



IDEX Mutual Funds
Annual Report 2001
38

Growth of $10,000

Inception of 12/15/00 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]

S&P 500/(1)/ $8,171
Class A $7,974

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 10/31/01
----------------------------------------------------------
                                From         Inception
                              Inception        Date
----------------------------------------------------------
Class A (NAV)                 (15.64)%       12/15/00
Class A (POP)                 (20.28)%       12/15/00
S&P 500/1/                    (18.29)%       12/15/00
----------------------------------------------------------
Class B (NAV)                 (16.20)%       12/15/00
Class B (POP)                 (20.39)%       12/15/00
----------------------------------------------------------
Class C (NAV)                 (16.20)%       12/15/00
----------------------------------------------------------
Class M (NAV)                 (16.11)%       12/15/00
Class M (POP)                 (17.78)%       12/15/00
----------------------------------------------------------
Notes

/1/ The Standard & Poor's 500 Composite Index (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                         10/31/01
Basic Materials             2.4
Communications              7.8
Consumer Cyclical           7.4
Consumer Non-Cyclical      14.1
Energy                      5.4
Financial                  22.4
Industrial                  5.4
Technology                  5.5
Utilities                   3.9
Long-term U.S. Gov't        1.9
Short-term                 23.7

Convertible Security

A bond or preferred stock that is exchangeable at the option of the holder for common stock of the issuing corporation.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              39

IDEX Jennison Equity Opportunity

Objective/Focus

Long-term growth of capital through investments in common stocks that appear to be under-valued in the market.

Investment Focus

                              [CHART APPEARS HERE]

                           Style
                    --------------------
                    Value  Blend  Growth

Market Cap
----------
 Large
 Medium               X
 Small

[INSERT LOGO] Market Environment

In the weeks following the September 11th terrorist attacks on America, most reports suggested that the pace of U.S. economic activity had slowed markedly. Our view is that the recovery we had forecasted to begin late in the fourth quarter will most likely be delayed for one or two quarters. As markets understandably reacted erratically to these tragic events, the Federal Reserve Board's Open Market Committee responded with a rate cut of 50 basis points on September 17th, leaving the Fed funds target rate at 3.0%. On October 2nd, the Fed announced another interest rate cut, the ninth this year, bringing the funds rate to 2.5%. Market observers predicted the tenth one, which brought the rate down to 2.0%. Yet another rate cut on December 11th brought the current rate to a low of 1.75%. In addition, the Senate passed a modified version of a bill that includes a $100 billion package to boost investments, an acceleration of the tax rate cuts approved earlier in the year, and an extension of unemployment benefits. These recent actions, combined with the fiscal stimulus already in the pipeline, may create a better climate for the recovery now expected to occur in mid-2002.

Five Largest Holdings (% of Net Assets)
------------------------------------------
    The Allstate Corp.              2.4%
    Unocal Corp.                    2.3%
    XL Capital, Ltd. Class A        2.3%
    Northrop Grumman Corp.          2.2%
    Conoco, Inc.                    2.1%

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Jennison Equity Opportunity outperformed its benchmark, the S&P 500. Please refer to the Performance Table on the next page for further information.

[INSERT LOGO] Strategy Review

The period started off with value continuing to significantly outperform growth. However, as the period progressed, we felt that equilibrium was being reached between the two styles. For the first time in many years, value investors were finding very attractive opportunities in what had been stocks limited to growth investors. This has become particularly true in the technology and telecom sectors, both of which have suffered historic declines over the past year. We began a program of increasing exposure to these sectors earlier in the year and have gradually built up the position throughout the period. At the end of the period, we had about 24% of assets in technology and telecommunications combined, which represents a significant shift for the fund.

The major theme throughout the period was the deterioration in the economy and corporate profits. This concern was particularly apparent in the third quarter, even before the tragic events of September 11th. The last quarter, in fact, was one of the worst in recent history for the overall market as well as the fund, although it declined no worse than the market or value benchmarks. Basically, this was a quarter when it became obvious the economy was not going to show much, if any, recovery in the last half of the year.

Top Five Industries (% of Net Assets)
---------------------------------------
    Insurance                    12.0%
    Software                      7.7%
    Oil and Gas Services          6.2%
    Chemicals                     4.8%
    Pharmaceuticals               4.5%

What was already a negative psychology was, of course, made significantly worse by the tragic terrorist attacks. We went into this period fully aware of the continued deterioration in corporate profits. Our strategy has been to gradually build a greater exposure to stocks that have become increasingly attractive during this sell off, while at the same time maintaining an exposure to defensive names that provide balance to the fund.

Among the top performers for the period were basic materials holding Newmont Mining Corp., consumer staples holding Whole Foods Market, Inc., financial holding XL Capital, Ltd., and industrial holding Northrop Grumman Corp.

[INSERT LOGO] Outlook

The combination of uncertainty from war and recession threatens continued volatility as we look ahead. Very powerful monetary and fiscal stimuli are important offsets to an otherwise difficult investing environment. We believe this is a period in which particular attention should be paid to diversification within the fund. We are maintaining a balance between the more defensive investments that have less sensitivity to the economy and the more aggressive investments that are very dependent on the economic outlook but have greater potential when the economy shows signs of turning around.

/s/ Bradley Goldberg
Bradley Goldberg

/s/ Mark DeFranco
Mark DeFranco

/s/ Brian Gillott
Brian Gillott
Co-Fund Managers
Jennison Associates, LLC

IDEX Mutual Funds
Annual Report 2001
40

Growth of $10,000

Inception of 2/1/96 through 10/31/01
Investment less sales charges - $9,452

                              [GRAPH APPEARS HERE]

S&P 500/(1)/ $18,200
Wilshire 5000/(1)/ $15,771
Class A $10,833

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

---------------------------------------------------------------------------
                                                     From       Inception
                         1 year       5 year       Inception      Date
---------------------------------------------------------------------------
Class A (NAV)            (11.08)%       1.67%        2.40%       2/1/96
Class A (POP)            (15.97)%       0.52%        1.40%       2/1/96
S&P 500/1/               (24.89)%      10.04%       10.98%       2/1/96
Wilshire 5000/1/         (26.42)%       7.42%        8.25%       2/1/96
---------------------------------------------------------------------------
Class B (NAV)            (11.54)%       1.07%        1.80%       2/1/96
Class B (POP)            (15.97)%       0.07%        1.80%       2/1/96
---------------------------------------------------------------------------
Class C (NAV)            (11.54)%           -      (13.13)%     11/1/99
---------------------------------------------------------------------------
Class M (NAV)            (11.48)%       1.16%        1.89%       2/1/96
Class M (POP)            (13.24)%       0.96%        1.71%       2/1/96
---------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2000, the fund had selected the Wilshire 5000 Total Market (Wilshire 5000) Index as its benchmark measure. However, when the fund changed its sub-adviser and its investment objective on December 1, 2000, the S&P 500 became more appropriate for performance comparisons. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                              10/31/01       10/31/00
Basic Materials                  11.3
Communications                   11.2
Consumer Cyclical                 9.8           12.1
Consumer Non-Cyclical             9.2            4.0
Energy                            8.4            9.0
Financial                        15.0            6.1
Independent                                      2.7
Industrial                       11.2            3.5
Technology                       13.0           60.2
Short-term                       10.1            8.8

Sector

A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              41

IDEX LKCM Strategic Total Return

Credit Quality of Bonds
(% of Net Assets) S&P
----------------------------
    AAA             4.1%
    AA              5.8%
    A              16.4%
    BBB             5.2%
    BB              1.6%
    B                  -
    All C's            -
    NA                 -
    Not Rated       2.0%

Credit Quality of Bonds
(% of Net Assets) Moody's
----------------------------
    A1              3.4%
    A2              3.6%
    A3              6.0%
    AA2             7.1%
    AA3             1.0%
    AAA             3.0%
    BA2             1.5%
    BAA1            4.4%
    BAA2            3.0%
    BAA3            1.0%
    N-R             1.1%

Objective/Focus

Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

Investment Focus

                              [CHART APPEARS HERE]

                              Style
                       --------------------
                       Value  Blend  Growth
Market Cap
----------
 Large                          X
 Medium
 Small

[INSERT LOGO] Market Environment

Despite a series of interest rate cuts by the Federal Reserve, most market averages declined substantially over the past year. The main culprits behind the poor markets were weak corporate profits, declining capital expenditures, and slipping consumer confidence. For the period, the tech-heavy NASDAQ Composite Index dropped nearly 50%, while the S&P 500 fell almost 25%. The breadth of the decline is illustrated by the fact that ten of the eleven S&P 500 economic sectors were down over the past 12 months. The negative economic and market trends already in place were magnified by the tragic events of September 11th. Since the attacks, there has been further deterioration in economic indicators, introducing more uncertainty into the timing of a U.S. economic recovery.

[INSERT LOGO] Performance

Despite the challenging investment environment, IDEX LKCM Strategic Total Return fulfilled its mission of helping to insulate investors against significant downside risk. For the fiscal year ended October 31, 2001, the fund outperformed the S&P 500 Index, but underperformed the Lehman Brothers Intermediate U.S. Government/Credit Index, its comparative benchmarks. Please refer to the Performance Table on the next page for further information.

Five Largest Holdings (% of Net Assets)
------------------------------------------
  General Electric Company            2.7%
  Kimberly-Clark Corp. 08/01/2007     2.4%
  American International Group, Inc.  2.0%
  Exxon Mobil Corp.                   2.0%
  Colgate-Palmolive Company           2.0%

[INSERT LOGO] Strategy Review

The fund's performance was a direct result of its construction and investment philosophy, which emphasizes diversification across asset classes (stocks and bonds), as well as both size and style. Although the individual securities making up these allocations may change over time, the overall asset mix of the fund is expected to remain relatively stable, with fixed-income securities continuing to provide current income and a cushion against volatility.

Analyzing the performance of our equity investments over the last 12 months, sector exposures and stock selection both contributed significantly to performance. We emphasized companies with a demonstrated ability to grow earnings regardless of the economic environment, and selective investments in areas like healthcare and financial services were meaningful to portfolio returns. Specifically, two outstanding investments in these areas during the year were Tenet Healthcare and H&R Block. Additionally, the strategy of minimizing exposure to companies that are financially challenged during an economic slowdown was beneficial.

Top Five Industries (% of Net Assets)
---------------------------------------
  Banks                          10.5%
  Telecommunications Services     8.4%
  Oil and Gas Services            6.9%
  Paper Products                  5.6%
  Financial - Diversified         5.3%

We continue to focus on names consistent with our long-standing emphasis on fundamentally strong companies with competitive advantages and solid balance sheets. This has proven to be especially important during the current volatile market environment, in which stocks with stable earnings and consistent cash flow generation have performed well.

[INSERT LOGO] Outlook

Although there are many unresolved issues in both the overall economy and the financial markets, we continue to feel that the long-term outlook for U.S. financial markets is positive. Inflation is contained, interest rates are low, and equity valuations have improved. A great deal of negative news is currently being reflected in today's stock prices. The U.S. economy has a history of being incredibly resilient, and has demonstrated a tremendous ability to recover from difficult times in the past. We are confident that our economy and capital markets will continue to provide opportunities for long-term investors, although volatility may remain at high levels for some time to come. Fortunately, IDEX LKCM Strategic Total Return remains well positioned for the current environment, given its diversification, quality of companies owned, and the rigorous fundamental research underlying each holding.

/s/ Luther King
Luther King

/s/ Scot C. Hollmann
Scot C. Hollmann
Co-Fund Managers
Luther King Capital Management

IDEX Mutual Funds
Annual Report 2001
42

Growth of $10,000
Inception of 12/2/94 through 10/31/01
Investment less sales charges - $9,452

                [GRAPH]

S&P 500/(1)/ $26,266
Class A $18,083
LBIGC/(1)/ $17,234

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

---------------------------------------------------------------------------
                                                       From       Inception
                            1 year       5 year      Inception      Date
---------------------------------------------------------------------------
Class A (NAV)              (7.13)%        6.59%         9.83%      12/2/94
Class A (POP)             (12.24)%        5.40%         8.94%      12/2/94
LBIGC/1/                   14.25%         7.58%         8.18%      12/2/94
S&P 500/1/                (24.89)%       10.04%        14.98%      12/2/94
---------------------------------------------------------------------------
Class B (NAV)              (7.72)%        5.93%         7.53%      10/1/95
Class B (POP)             (12.33)%        4.93%         7.53%      10/1/95
---------------------------------------------------------------------------
Class C (NAV)              (7.72)%            -        (3.92)%     11/1/99
---------------------------------------------------------------------------
Class M (NAV)              (7.63)%        6.03%         9.25%      12/2/94
Class M (POP)              (9.47)%        5.82%         9.09%      12/2/94
---------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

               [Chart appears here]

                              10/31/01    10/31/00
Basic Materials                  6.8         5.9
Communications                  16.1
Consumer Cyclical                4.5         9.9
Consumer Non-Cyclical           15.5        12.3
Energy                           9.6         8.5
Financial                       20.4        20.1
Independent                                  1.6
Industrial                       8.5         7.8
Technology                      10.7        23.0
Utilities                        2.0         5.9
Long-term U.S. Gov't             3.0         2.7
Short-term                       2.4         5.5

"Style Box" Maturity

Fixed Income security maturities represented as short term (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              43

IDEX Munder Net50

Objective/Focus

Long-term capital appreciation through investments in stocks of domestic and foreign companies that are engaged in the Internet and Internet related businesses.

                             [CHART APPEARS HERE]

Investment Focus

                     Style
             ----------------------
             Value   Blend   Growth
Market Cap
  Large
  Medium                        X
  Small

[LOGO] Market Environment

The last several quarters have been difficult, to say the least, for technology investors. As the markets anticipated an economic slowdown, shares of high multiple technology stocks suffered considerably. The events of September 11th also contributed to investor unease as consumer confidence eroded. Corporations, meanwhile, many girding for a recession, pushed out spending on technology assets. Technology companies dependent on advertising spending or those selling large enterprise software solutions came under significant pressure.

These events contributed to the widespread dismal performance of the major technology indices. Few sectors were spared, as the decline was broad-based and severe. On a relative basis, the media sector and the commerce sector outperformed, while the telecommunications sector, mired in an unprofitable price war, continued to underperform.


Five Largest Holdings (% of Net Assets)
-----------------------------------------

    AOL Time Warner, Inc.           7.1%
    VeriSign, Inc.                  5.4%
    Cisco Systems, Inc.             5.1%
    Microsoft Corp.                 4.9%
    Intuit, Inc.                    4.7%

[LOGO] Performance

For the 10-month period ended October 31, 2001, IDEX Munder Net50 underperformed its benchmark, the S&P 500 Index, but outperformed the broader Inter@ctive Week Internet Index. Please refer to the Performance Table on the next page for further information.

[LOGO] Strategy Review

The fund is designed to capture the emerging digital economy. Over time, we believe technology will differentiate the competitors in every industry. Technology spending already comprises 50% of all capital spending, and we expect that percentage to continue to grow. Over the last several quarters, however, concern over the economy has kept many companies from investing in large projects, as they are more and more concerned about revenues. As a result, we continue to focus the fund's holdings on those technologies that we consider non-discretionary.

Recent geo-political events highlight the need for redundancy of operations and data security. These trends were already in place but not considered as urgent as they are now. To that end, some of our larger holdings include VeriSign, Internet Security Systems, and Check Point Software. We believe these firms are well positioned strategically and represent good buying opportunities at their current valuations.

Top Five Industries (% of Net Assets)
----------------------------------------

  Software                       31.9%
  Commercial Services/Technology 22.8%
  Commercial Services/Business    7.1%
  Advertising                     6.3%
  Office/Business Equipment       5.1%

Further, we continue to like companies that exhibit pricing power. Microsoft Corp. continues to take an expanding percentage of personal computer sales. AOL, in a difficult environment, was able to raise subscription pricing by 10% while continuing to take on new subscribers at a record pace.

[LOGO] Outlook

We believe that the emergence of a digital economy continues apace. Regardless of the gyrations of the equity markets, the growth trends for online usage, storage, security, broadband, and wireless are significant, and in many instances, accelerating. For example, there are 300 million Internet users now, and usage is expected to grow to one billion by 2005. Recent earnings reports by industry stalwarts such as Cisco Systems have indicated that much of the inventory buildup has been worked down and that revenues are again beginning to grow. Additionally, many companies in the fund have undergone significant cost cuts, which should allow for impressive earnings gains when the economy turns. Finally, we believe that the current fiscal and monetary policies in place point to an economic recovery in 2002. From our perspective, we see solid opportunities in the Internet-related marketplace and have the same conviction in our philosophy and strategy that we've had since the inception of the style 5 years ago. Most importantly, we urge investors to keep a long-term perspective.


/s/ Alan H. Harris
Alan H. Harris
Fund Manager
Munder Capital Management

Note: Effective November 15, 2001, IDEX Munder Net50 is closed to new investors.

IDEX Mutual Funds
Annual Report 2001

Growth of $10,000
Inception of 12/15/00 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPH]

S&P 500/(1)/ $8,171
Class A $4,011
Inter@ctive/(1)/ $3,802

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 10/31/01
--------------------------------------------------------------

                                      From         Inception
                                    Inception        Date
--------------------------------------------------------------
Class A (NAV)                       (57.56)%      12/15/00
Class A (POP)                       (59.90)%      12/15/00
S&P 500/1/                          (18.29)%      12/15/00
Inter@ctive/1/                      (61.98)%      12/15/00
--------------------------------------------------------------
Class B (NAV)                       (58.11)%      12/15/00
Class B (POP)                       (60.21)%      12/15/00
--------------------------------------------------------------
Class C (NAV)                       (58.11)%      12/15/00
--------------------------------------------------------------
Class M (NAV)                       (58.03)%      12/15/00
Class M (POP)                       (58.86)%      12/15/00
--------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index and Inter@ctive Week Internet (Inter@ctive) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For the S&P 500 only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

      [Chart Appears Here]

                        10/31/01
Communications            15.9
Consumer Non-Cyclical     29.9
Financial                  3.4
Technology                42.3
Short-term                14.2

Volatility

The relative rate at which the price of a security moves up and down.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              45

IDEX NWQ Value Equity

Objective/Focus

Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

                              [Chart Appears Here]

Investment Focus

                     Style
             ----------------------
             Value   Blend   Growth
Market Cap
  Large        X
  Medium
  Small

[LOGO] Market Environment

Although several weeks have passed since the tragic events of September 11th, 2001, the immense suffering is still being felt throughout the country. These acts of terrorism have had a profound impact on the United States. The silver lining to be found in these dark clouds has been the pervasive feeling of unity that has spread throughout our land.

In the financial markets, the tragedy dramatically worsened an already difficult stock market environment. The huge sell-off after the reopening of the equity markets resulted in the worst quarterly performance for the major stock market averages since the crash of 1987. There was no place to hide in stocks, as all the diversified U.S. stock market averages experienced double-digit declines.

For nearly 18 months, the major stock market averages have been on an irregularly lower path. After September 11th, the markets reached levels that historically have reflected clear undervaluation. This, combined with the Federal Reserve's aggressive easings, has allowed the major stock indices to recover to above pre-September 11th prices despite the continuing economic uncertainty.

Five Largest Holdings (% of Net Assets)
-----------------------------------------

  Philip Morris Companies, Inc.         4.2%
  Federal National Mortgage
    Association                         3.6%
  Bank of America Corp.                 3.1%
  Wells Fargo & Company                 3.1%
  Countrywide Credit Industries, Inc.   3.0%

[LOGO] Performance

Over these 18 months, value stocks have substantially outperformed growth stocks. The lower valuation levels and accompanying lower expectations have provided downside protection from negative earnings surprises. For the fiscal year ended October 31, 2001, IDEX NWQ Value Equity returns were slightly negative, after holding positive through August 2001. Although now in negative territory, the fund's returns have outpaced those of its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for further information.

[LOGO] Strategy Review

After a long stretch where extreme patience was required to stick with a true value discipline, the rewards of style diversification paid off. Indeed, we believe the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks begin to outperform the broader market when the Federal Reserve eases credit to reverse the course of a slowing economy. Improved stock performance can begin even when actual earnings are still in decline. The direct benefit of lower rates and improved economic visibility typically has the greatest positive impact on value-oriented stocks. Historical market data shows that past value cycles have lasted for two to eight years. Our belief remains that the fund will have a relative performance tailwind in the period ahead.

Top Five Industries (% of Net Assets)
---------------------------------------

  Banks                          14.1%
  Oil and Gas Services            7.8%
  Telecommunications Services     5.8%
  Insurance                       5.4%
  Savings & Loan                  5.2%

[LOGO] Outlook

In the immediate weeks following the terrorist attacks, the tragedy froze consumer spending, as everyone sat watching with horror the events replayed over and over in the media. The long-term impact on consumer spending will most likely push the economy into a recession with corporate profits registering a steep decline. However, the mild slowdown the U.S. had previously been experiencing made a "U"-shaped recovery likely. Now, a "V"-shaped recovery, although delayed by six to nine months, is more likely. The consumers' retrenchment in the months ahead will improve the savings rate, cut debt loads, and create some pent-up demand. Fiscal policy, which had previously been limited given Social Security concerns, is now likely to swing strongly stimulative, with increases to spending and potentially further tax cuts. Finally, the Fed, which appeared near the end of its rate cuts, has moved swiftly to cut rates further--Fed Funds are now the lowest rate in 40 years. Even though economy has dropped into a recession since the September 11th tragedy; the aggressive combination of fiscal and monetary stimulus suggests that economic growth will begin again in 2002 in a more forceful manner than previously seemed likely.

/s/ Edward C. Friedel
Edward C. Friedel

/s/ Jon Bosse
Jon Bosse
Co-Fund Managers
NWQ Investment Management Company, Inc.

IDEX Mutual Funds
Annual Report 2001

Growth of $10,000

Inception of 2/1/97 through 10/31/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $14,407
Class A $12,223

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


Average Annual Total Returns for the Periods Ended 10/31/01
--------------------------------------------------------------------
                                               From        Inception
                               1 year        Inception       Date
-------------------------------------------------------------------
Class A (NAV)                  (2.68)%         5.57%         2/1/97
Class A (POP)                  (8.03)%         4.32%         2/1/97
S&P 500/1/                    (24.89)%         7.99%         2/1/97
--------------------------------------------------------------------
Class B (NAV)                  (3.31)%         4.93%         2/1/97
Class B (POP)                  (8.15)%         4.75%         2/1/97
--------------------------------------------------------------------
Class C (NAV)                  (3.31)%         4.86%        11/1/99
--------------------------------------------------------------------
Class M (NAV)                  (3.21)%         5.03%         2/1/97
Class M (POP)                  (5.14)%         4.81%         2/1/97
--------------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                             [CHART APPEARS HERE]

                                       10/31/01       10/31/00
Basic Materials                            10.3            5.7
Communications                              8.7
Consumer Cyclical                           7.4           10.2
Consumer Non-Cyclical                       9.0            5.8
Energy                                     11.4           15.3
Financial                                  28.3           23.0
Independent                                                5.1
Industrial                                  7.5            7.0
Technology                                  6.5           13.2
Utilities                                   3.8            6.0
Short-term                                  6.7            8.6

Value Investing

Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              67

IDEX Pilgrim Baxter Mid Cap Growth

Objective/Focus

Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Investment Focus

                              [CHART APPEARS HERE]

                                     Style
                           --------------------------
                           Value     Blend     Growth
Market Cap
  Large
  Medium                                         X
  Small

[INSERT LOGO] Market Environment

The period was characterized by slowing economic growth, persistent layoffs, decaying consumer confidence, and an easing monetary policy that failed to stimulate the economy. High growth and technology-related stocks were hardest hit as major market indices declined for most of the period. The one bright spot was the second quarter, when market averages got a welcome and needed break from the negative investor sentiment that had been plaguing markets and beating down stocks. However, despite encouraging market returns, the outlook for renewed earnings growth in the following months was challenged, as companies continued to site deteriorating business conditions. This weighed on performance during the latter part of the period and became magnified following the terrorist attacks. Markets closed the period with a rebound in the month of October.

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Pilgrim Baxter Mid Cap underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for further information.

Five Largest Holdings (% of Net Assets)
----------------------------------------
  Polycom, Inc.                     2.9%
  Laboratory Corp. of America
    Holdings                        2.5%
  L-3 Communications Holdings, Inc. 2.4%
  Bed, Bath & Beyond, Inc.          2.4%
  Advance PCS                       2.3%

[INSERT LOGO] Strategy Review

Most of the past year has been spent with dashed expectations for economic recovery. One quarter after another has been predicted to be the bottom of the economic downturn, with recovery, as the result of aggressive monetary easing and fiscal stimulus, forecasted to follow soon after. Our challenge has been to focus on those companies and sectors realizing growth as a result of solid fundamentals. Over the past year, this has become increasingly difficult, as the number of companies in this category has diminished amid the recessionary environment. For the most part, we have looked to healthcare stocks to cushion losses and help position the portfolio favorably for when the economy shifts. We have also worked to reduce our exposure to business sensitive stocks, particularly technology, which continued to disappoint investors, in favor of those companies we believe have the potential to withstand economic uncertainty. Our exposure to technology also declined due to the sector's overall devaluation. Generally, however, we made very few adjustments to the fund in response to the increased probability of recession or the terrorist attacks, believing it more prudent to adhere to our long-term approach.

Top Five Industries (% of Net Assets)
--------------------------------------
  Healthcare Services            13.6%
  Biotechnology                  11.9%
  Software                       11.2%
  Semiconductors                  9.5%
  Telecommunications Equipment    7.5%

[INSERT LOGO] Outlook

At this point, very few industries have been untouched by the slowdown in business activity. Of course, the events of September 11th accelerated growing uncertainty to the point where normal business abruptly halted and the pace of the economic deceleration seems to have been magnified. Looking ahead, both fiscal and monetary policies are critical. The primary concern of policymakers centers on investor and business confidence. These are normal considerations in a recession, but their urgency is magnified as a result of the terrorist attacks.

Our task as growth managers does not change. We continue to pursue companies that we believe have the best opportunities for growth in the quarters ahead. While technology remains a major portion of the portfolio, healthcare has now become the largest sector representation. Demographics and the pace of medical advancements create more opportunities for this sector to grow. This is not a top-down judgment; rather it is our view that opportunities in the healthcare sector have expanded based on our company-by-company analysis. Going forward, we will continue to emphasize companies that we believe lead their industries and have large markets within which to grow. Our expectation is that these companies will reemerge with rapid growth characteristics once we return to a more normal market environment.

/s/ Gary Pilgrim
Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.

IDEX Mutual Funds
Annual Report 2001
48

Growth of $10,000

Inception of 3/1/99 through 10/31/01
Investment less sales charges - $9,452

                              [CHART APPEARS HERE]

Russell MCG/(1)/ $9,466
Class A $8,881

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


Average Annual Total Returns for the Periods Ended 10/31/01
---------------------------------------------------------------------
                                               From         Inception
                               1 year       Inception         Date
---------------------------------------------------------------------
Class A (NAV)                  (55.87)%        (2.31)%         3/1/99
Class A (POP)                  (58.30)%        (4.35)%         3/1/99
Russell MCG/1/                 (42.78)%        (2.03)%         3/1/99
---------------------------------------------------------------------
Class B (NAV)                  (56.42)%        (3.05)%         3/1/99
Class B (POP)                  (58.60)%        (4.15)%         3/1/99
---------------------------------------------------------------------
Class C (NAV)                  (56.42)%       (21.02)%        11/1/99
---------------------------------------------------------------------
Class M (NAV)                  (56.33)%        (2.94)%         3/1/99
Class M (POP)                  (57.20)%        (3.30)%         3/1/99
---------------------------------------------------------------------

Notes

/1/ The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                              10/31/01       10/31/00
Communications                                    10.7
Consumer Cyclical                                  4.7            8.6
Consumer Non-Cyclical                             50.2            9.9
Energy                                             1.8            8.3
Financial                                                         1.9
Industrial                                         2.3            6.4
Technology                                        21.1           54.3
Short-term                                         8.7           19.1

Investment Style

Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              49

IDEX Pilgrim Baxter Technology

Objective/Focus

Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.

Investment Focus

                              [CHART APPEARS HERE]

                                          Style
                               --------------------------
                               Value     Blend     Growth
Market Cap
  Large                                              X
  Medium
  Small

[LOGO] Market Environment

Even before the tragic events of September 11th, technology stocks remained under pressure as investors continued to lack confidence in the sector overall. The deterioration of business fundamentals in the sector was evident throughout most of the one-year period ended October 31, 2001. Technology companies suffered from dramatic drop-offs in growth rates, which contributed to widespread earnings disappointments. Although the Fed continued its vigilant efforts to jump-start the economy, business momentum remained sluggish across nearly every area of the technology sector for most of the period. The months between July and September were particularly difficult for technology related companies and it appeared a bottom might have been forming. However, pricing and demand remained uncertain across the sector, including the semiconductor industry. Also weighing on performance was the misjudged demand for personal computers. After the initial fallout following September 11th, however, technology stocks rallied in October to end the period on a positive note.

Five Largest Holdings (% of Net Assets)
----------------------------------------
    Cisco Systems, Inc.             7.9%
    eBay, Inc.                      4.8%
    Microsoft Corp.                 4.8%
    RF Micro Devices, Inc.          3.8%
    QUALCOMM, Inc.                  3.7%

[LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Pilgrim Baxter Technology lagged both of its benchmarks, the Soundview Technology Index and the Pacific Stock Exchange High Technology Index. Please refer to the Performance Table on the next page for further information.

[LOGO] Strategy Review

Many factors contributed to the technology sector's poor performance over the past year. Overall economic declines were one major factor that led to a general slowdown in technology spending across a variety of technology sub-sectors. Conditions proved challenging even for bellwethers such as Intel, whose earnings disappointed investors. During the particularly challenging period from July to September, nearly every telecommunications equipment vendor reduced growth expectations. Even equipment companies with superior solutions that had managed to grow revenues and market share over the past several quarters finally felt the impact of the deteriorating environment, including one of our holdings, Ciena. Due to intensified pricing competition, many of the next generation equipment providers that lacked end-to-end solutions lowered expectations and suffered drastic reductions in valuations.

Although it is becoming increasingly more difficult to identify technology companies that can demonstrate significant growth in the near-term, we are finding many opportunities to invest in established growth companies with strong long-term growth prospects, as well as solid balance sheets. Stock selection remains critical, as we remain steadfast in our aggressive, yet consistent growth investment philosophy. We continue to invest in those technology companies that we think are either exhibiting positive business momentum or are well positioned to demonstrate superior growth when we finally see technology and the economy emerge from this down cycle.

Top Five Industries (% of Net Assets)
--------------------------------------
  Semiconductors                 32.2%
  Software                       16.5%
  Telecommunications Equipment   10.0%
  Office/Business Equipment       8.4%
  Commercial Services/Technology  7.5%

[LOGO] Outlook

Since markets reopened on September 17th, technology stocks have led the rebound, in spite of weak third quarter earnings reports and cautionary year-end outlooks. Better than last year order reports and positive long-term outlooks pushed some tech giants and the Nasdaq Composite Index higher in the month of October. We continue to believe that the Fed's aggressive monetary policy will eventually work its healing powers on the economy. When business accelerates again, we expect to see technology stocks regain momentum as well.

It is still uncertain what real, near-term impacts September's events will have on both corporate and consumer technology spending. Although the near-term fundamental outlook for the technology sector remains clouded, we still believe that the long-term growth drivers remain fully intact. The inventory correction that began nearly 18 months ago has flushed out many of the excesses that were built up across the technology sector during the late nineties. While data released over most of the past year has indicated that the economy has become increasingly weak, valuations have come down to more reasonable levels. We think the slowdown in technology spending by corporations and service providers is unsustainable, as demand for more efficient and innovative products will likely resume. Corporations and individuals are steadily increasing the amount of data and information that is stored, and the Internet continues to be broadly used. Wireless technology continues to improve many aspects of our lives, while broadband infrastructure marches forward. These trends, in our opinion, point to a brighter future for the sector.

/s/ Michael Ma

Michael Ma
Fund Manager
Pilgrim Baxter & Associates, Ltd.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              50

Growth of $10,000

Inception of 3/1/00 through 10/31/01
Investment less sales charges - $9,452

                              [CHART APPEARS HERE]

PSEHT/(1)/ $5,128
Soundview/(1)/ $2,887
Class A $1,699

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.


Average Annual Total Returns for the Periods Ended 10/31/01
-------------------------------------------------------------------
                                              From        Inception
                             1 year         Inception       Date
-------------------------------------------------------------------
Class A (NAV)                (73.48)%        (64.15)%        3/1/00
Class A (POP)                (74.94)%        (65.34)%        3/1/00
PSEHT/1/                     (35.28)%        (32.96)%        3/1/00
Soundview/(1)/ /(2)/         (62.79)%        (52.48)%        3/1/00
-------------------------------------------------------------------
Class B (NAV)                (73.98)%        (64.69)%        3/1/00
Class B (POP)                (75.28)%        (65.55)%        3/1/00
-------------------------------------------------------------------
Class C (NAV)                (73.98)%        (64.69)%        3/1/00
-------------------------------------------------------------------
Class M (NAV)                (73.91)%        (64.61)%        3/1/00
Class M (POP)                (74.42)%        (64.82)%        3/1/00
-------------------------------------------------------------------

Notes

/1/ The Soundview Technology (Soundview) Index and Pacific Stock Exchange High Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For PSHET only, Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

/2/ Due to a re-balance this period in the securities listed within the Soundview Technology Index, current performance data published for this index may differ from previously published performance data.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                           10/31/01       10/31/00
Communications                                 13.9
Consumer Cyclical                                              4.2
Consumer Non-Cyclical                          15.0
Financial                                       2.0
Industrial                                      3.9            3.5
Technology                                     61.8           83.1
Short-term                                      4.1           11.4

Dollar Cost Averaging

An investment strategy whereby a specific amount of money is invested regularly regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if purchased at one time.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              51

IDEX Salomon All Cap

Objective/Focus

Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

Investment Focus

[CHART APPEARS HERE]

                        Style
                 --------------------
                 Value  Blend  Growth
Market Cap
----------
 Large                    X
 Medium
 Small

[INSERT LOGO] Market Environment

The U.S. stock market declined significantly across the period, as the economy deteriorated steadily and corporate profits followed. In late calendar 2000, the market consensus was moving from expectations for a slow-growth economy toward a scenario of a short recession followed by a recovery in the second half of 2001. As time passed and the economy's decline proved substantially more severe and prolonged than originally expected, the stock market ground its way lower. Most of the decline took place during the last six months, despite the Federal Reserve's aggressive monetary easing campaign. The market pattern, however, was by no means linear. Following a brief tech-driven rally in January, the market resumed its downward trend only to snap back in April. The downward slide then resumed in the third quarter, as investors focused more upon the "disease" (a weakening economy) than the attempted "cure" (monetary easing). The tragic events of September 11th temporarily exacerbated the market decline, but stocks did manage to recover most of their post-attack losses by the end of October.

Continuing a trend in place since March 2000, value stocks sharply outperformed growth companies for the period. The ongoing technology stock meltdown was largely to blame for poor growth-stock performance, as evidenced by the considerable decline of the tech-heavy NASDAQ Composite. Other growth sectors like healthcare fared relatively better, though absolute returns were still negative.

Five Largest Holdings (% of Net Assets)
----------------------------------------
  Safeway, Inc.                   4.3%
  American International
    Group, Inc.                   3.7%
  Costco Wholesale Corp.          2.8%
  Washington Mutual, Inc.         2.7%
  Novartis AG ADR                 2.7%

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Salomon All Cap strongly outperformed its benchmark, the Russell 3000 Index. Please refer to the Performance Table on the next page for further information. With value investing in favor, investor interest turned toward many of our holdings in the value category. Key factors in performance attribution were our continued underweighted position in technology, along with overweightings in consumer staples, basic industry, and healthcare. Stock selection was positive across most market sectors, especially in healthcare, consumer staples, financials, and technology. Key individual stock performers came from a variety of industries and included Hormel, Pepsi Bottling Group, Federated Department Stores, Medarex, and Suncor Energy.

Top Five Industries (% of Net Assets)
----------------------------------------
  Telecommunications Services     9.2%
  Retail/Grocery                  6.7%
  Insurance                       6.4%
  Banks                           5.8%
  Retail/Broadline                5.4%

[INSERT LOGO] Strategy Review

Our overall strategy remained essentially unchanged. We consistently emphasized broad diversification and fundamentally high-quality companies, which helped to dampen performance volatility as well as contribute to long-term outperformance. As is typical, our largest holdings at period end were spread across numerous industries such as consumer cyclicals, financials, healthcare, and telecommunications. More importantly, top contributing stocks during the period were also widely diversified. Whether our style is in favor, such as during the last 18 months, or out of favor such as in 1999, we stay consistent to the fund's investment strategy. It is our philosophy that growth in recurring sales, cash flow, and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics regardless of the investment flavor of the moment.

[INSERT LOGO] Outlook

We are not expecting significant improvement in the U.S. economy until the second half of 2002. As an alternative to technology stocks, we continue to overweight telecommunications services, and have recently added positions in that sector. Telecommunications led the technology-spending boom of the past few years, and remains the fastest growing buyer of technology despite recent turmoil in the group. Therefore, we believe that technology companies will not experience sustainable improvement in their fundamentals--or stock prices--until key telecom customers do. In addition, we expect telecom services companies to capture the benefit of lower-cost technology purchases. We have recently trimmed some defensive stocks in the consumer, healthcare, and real estate sectors due to their strong outperformance in a deteriorating economic environment. Though these companies should continue to do reasonably well, their stocks now fully reflect this positive relative and actual outlook.

/s/ Ross S. Margolies
Ross S. Margolies

/s/ Robert M. Donahue, Jr.
Robert M. Donahue, Jr.
Co-Fund Managers
Salomon Brothers Asset Management Inc

IDEX Mutual Funds
Annual Report 2001
52

Growth of $10,000
Inception of 3/1/99 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]

Class A $13,467
Russell 3000/(1)/ $9,094

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

--------------------------------------------------------------------
                                           From         Inception
                          1 year         Inception         Date
--------------------------------------------------------------------
Class A (NAV)             (9.49)%         14.17%          3/1/99
Class A (POP)            (14.46)%         11.77%          3/1/99
Russell 3000/1/          (25.17)%        (3.48)%          3/1/99
--------------------------------------------------------------------
Class B (NAV)            (10.09)%         13.47%          3/1/99
Class B (POP)            (14.59)%         12.56%          3/1/99
--------------------------------------------------------------------
Class C (NAV)            (10.09)%          9.64%         11/1/99
--------------------------------------------------------------------
Class M (NAV)            (10.00)%         13.58%          3/1/99
Class M (POP)            (11.79)%         13.16%          3/1/99
--------------------------------------------------------------------


Notes

/1/ The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investments by Sector as a Percentage of Net Assets

[CHART APPEARS HERE]

                          10/31/01      10/31/00
Basic Materials              5.7           7.5
Communications              16.7
Consumer Cyclical           16.6          15.3
Consumer Non-Cyclical       18.3          25.3
Energy                       5.1           7.9
Financial                   15.9           8.2
Independent                                0.4
Industrial                   1.8           1.4
Technology                   6.1          24.5
Short-term                  13.8           5.5
Options                      0.3           0.3

Sales Load

Expressed usually as front-end, back-end or level load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions. Level load is deducted from fund assets over time.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              53

IDEX T. Rowe Price Dividend Growth

Objective/Focus

Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

Investment Focus

[CHART APPEARS HERE]

                         Style
                  --------------------
                  Value  Blend  Growth
Market Cap
----------
 Large                     X
 Medium
 Small

[INSERT LOGO] Market Environment

U.S. stocks fell sharply over the period as the technology slump that began in March 2000 spread to the rest of the economy. Prior to the September 11th terrorist attacks, the U.S. appeared to have skirted an outright recession even though economic growth had slowed to a crawl. But consumer spending, which had buoyed the economy early in the year, weakened as job cuts began to erode buyers' confidence. The U.S. economy shrank at a 0.4% annual pace during the third quarter, and a recession--commonly defined as two consecutive quarters of contraction--is now evident.

Across the year, the Federal Reserve lowered short-term interest rates to revive the flagging economy. Through October, the Fed had cut rates nine times since January, reducing the federal funds target rate from 6.5% to 2.5%. An additional half-point cut on November 6th lowered it to 2.0%--the lowest level since 1961, and yet another cut on December 11 brought the rate to its current low of 1.75%. Value stocks of all capitalization sizes outpaced growth stocks during the period as investors looked for the relative security of more defensive sectors.

[INSERT LOGO] Performance

Our focus on fundamentally strong, dividend-paying stocks helped the fund weather the downswing. For the year ended October 31, 2001, the fund outpaced its benchmark, the S&P 500 Stock Index. Please refer to the Performance Table on the next page for additional information.

Five Largest Holdings (% of Net Assets)
-----------------------------------------
  Pfizer, Inc.                      3.2%
  Citigroup, Inc.                   3.1%
  Federal Home Loan Mortgage Corp.  2.7%
  Exxon Mobil Corp.                 2.4%
  American Home Products Corp.      2.3%

[INSERT LOGO] Strategy Review

Family Dollar Stores was the fund's top contributor for the period. The company boasts a high return on capital, solid underlying fundamentals, and "defensive growth" characteristics. First Data, a leader in transaction processing and money transfers, provided steady performance. Our holdings in consumer nondurables, including Philip Morris and McCormick, performed well. The current economic slump has relatively little impact on their businesses, and both companies are executing well. Freddie Mac prospered as low interest rates boosted mortgage refinancing activity.

Top Five Industries (% of Net Assets)
---------------------------------------
    Pharmaceuticals              10.5%
    Banks                         8.4%
    Oil and Gas Services          8.0%
    Insurance                     7.5%
    Real Estate                   5.1%

Although technology remains under-represented in the fund, the sector was a drag on returns. Mobile handset maker, Nokia, was among the major detractors. Vodafone, the world's largest wireless company, was battered by reduced growth expectations combined with investor disdain toward the telecom sector. We continued to add to our holding, however, as we consider it attractively valued.

We trimmed some of our retail exposure. CVS was eliminated as we became concerned that growth expectations for the drugstore chain had become too optimistic at a time when the entire industry was struggling to find qualified pharmacists. We also eliminated cable TV giant Comcast Corp. and business services company Viad Corp.

The fund's sector diversification finished the period virtually unchanged from the previous year. Consumer nondurables and financials remain the top sectors at over 20% of net assets each. Technology, which represented about 17% of the fund a year ago, accounted for about 5% as of October 31, 2001.

[INSERT LOGO] Outlook

In light of the September 11th tragedy, a recovery is likely to take longer than previously anticipated. However, the Fed's aggressive monetary easing, along with increasing fiscal stimulus, could set the stage for a vigorous rebound in the second half of 2002. Over time, we believe our strategy of buying stocks of dividend-paying companies expected to increase their dividends will provide competitive returns at lower risk levels.

/s/ Thomas J. Huber
Thomas J. Huber
Fund Manager
T. Rowe Price Associates, Inc.

IDEX Mutual Funds
Annual Report 2001
54

Growth of $10,000
Inception of 3/1/99 through 10/31/01
Investment less sales charges - $9.452

                                   [GRAPHIC]

Class A $9,143
S&P 500/(1)/ $8,844

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

---------------------------------------------------------------------
                                              From        Inception
                             1 year         Inception       Date
---------------------------------------------------------------------
Class A (NAV)               (10.14)%        (1.23)%         3/1/99
Class A (POP)               (15.09)%        (3.30)%         3/1/99
S&P 500/1/                  (24.89)%        (4.48)%         3/1/99
---------------------------------------------------------------------
Class B (NAV)               (10.75)%        (1.87)%         3/1/99
Class B (POP)               (15.22)%        (2.98)%         3/1/99
---------------------------------------------------------------------
Class C (NAV)               (10.75)%        (3.43)%        11/1/99
---------------------------------------------------------------------
Class M (NAV)               (10.66)%        (1.77)%         3/1/99
Class M (POP)               (12.44)%        (2.14)%         3/1/99
---------------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

[CHART APPEARS HERE]

                           10/31/01       10/31/00
Basic Materials               1.8            2.0
Communications                8.6
Consumer Cyclical             9.3            9.4
Consumer Non-Cyclical        23.9           17.8
Energy                        8.0            8.4
Financial                    27.7           29.7
Independent                                  1.2
Industrial                   11.2            6.2
Technology                    4.6           17.4
Utilities                     1.0            2.4
Short-term                    3.3            5.2

Yield

The percentage rate of return attributed to dividends or interest earned on an investment.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              55

IDEX T. Rowe Price Small Cap

Objective/Focus

Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

Investment Focus

                              [CHART APPEARS HERE]

                                  Style
                      ----------------------------
                      Value      Blend      Growth
Market Cap
  Large
  Medium
  Small                                        X

[INSERT LOGO] Market Environment

Small-cap growth stocks fell sharply across the period as the economy weakened and, in recent weeks, as investors reacted to the September 11th terrorist attacks on the U.S. In an attempt to jump-start the economy, the Federal Reserve slashed short-term interest rates to 40-year lows. The fund's negative performance reflected the difficult environment for small-cap growth companies.

Economic news in the last year has been discouraging. Business spending and consumer sentiment declined, manufacturing remained depressed, and unemployment rose to 5.4%. In addition, GDP shrank at a 0.4% annual rate during 2001's third quarter, which signifies the beginning of a recession, traditionally defined as two consecutive quarters of negative GDP growth.

Small-cap shares generally outperformed their larger brethren in the last year. And in a reversal of the prevailing trend of the late 1990s, growth stocks lagged their value counterparts by a wide margin. Within the small-cap universe, financial stocks (such as banks and insurers) performed well as interest rates fell dramatically, and industrial stocks rallied amid hopes that lower rates will lead to a vigorous economic recovery. On the downside, business services stocks tumbled, the healthcare sector was dragged lower by weakness in biotechnology and pharmaceutical shares, and energy stocks tracked a sharp decline in oil and natural gas prices. The biggest loser was the technology sector, which remained mired in a deep bear market amid weakness in semiconductor, e-commerce, and networking shares.

Five Largest Holdings (% of Net Assets)
----------------------------------------
   The Corporate Executive
     Board Company                  0.9%
   Techne Corp.                     0.9%
   Cabot Microelectronics Corp.     0.8%
   Polycom, Inc.                    0.8%
   Accredo Health, Inc.             0.7%

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX T. Rowe Price Small Cap underperformed its benchmark, the Russell 2000 Index. Please see the Performance Table on the next page for further information.

[INSERT LOGO] Strategy Review

Our relatively conservative approach to small-cap growth investing helped limit losses. As of October 31, 2001, the fund is broadly diversified across 361 stocks in multiple industries, and no single holding represented more than 0.9% of assets.

Top Five Industries (% of Net Assets)
----------------------------------------
    Software                        8.8%
    Biotechnology                   8.0%
    Healthcare Services             7.8%
    Semiconductors                  6.3%
    Healthcare Products             5.0%

The technology sector remained heavy, but its representation slid from 38% to 16% in the last 6 months as tech stocks faltered and lost prominence. As a result, most of our other sector allocations increased in size. Consumer Non-Cyclical, which includes healthcare and business services, rose from 18% to 37% of assets.

Group 1 Automotive and O'Reilly Automotive were two holdings that surged in the last year. Discount retailers Ross Stores and Family Dollar Stores were also strong. In the healthcare sector, Serologicals and medical equipment maker ResMed were outstanding. In contrast, software companies NetIQ and SERENA Software, communications equipment maker Polycom, and biotechnology company Symyx Technologies were among our weakest holdings.

[INSERT LOGO] Outlook

Although the September 11th terrorist attacks pushed the economy into a recession, interest rate reductions, tax cuts, and a significant economic stimulus package from the federal government should set the stage for improved economic and stock market performance next year. Stock valuations are attractive, but the market's prospects are uncertain, so we are cautious in the near term. However, small-cap stocks have historically fared better than larger issues when the economy recovers from a period of weakness, so we are optimistic the fund will perform better when economic conditions improve.

/s/ Paul W. Wojcik
Paul W. Wojcik
Fund Manager
T. Rowe Price Associates, Inc.

IDEX Mutual Funds
Annual Report 2001
56

Growth of $10,000
Inception of 3/1/99 through 10/31/01
Investment less sales charges - $9,452

                                     [GRAPH]

Russell 2000/(1)/ $11,314
Class A $9,152

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
-----------------------------------------------------------------------

                                               From         Inception
                              1 year        Inception         Date
-----------------------------------------------------------------------

Class A (NAV)               (28.11)%        (1.20)%          3/1/99
Class A (POP)               (32.07)%        (3.27)%          3/1/99
Russell 2000/1/             (12.70)%         4.72%           3/1/99
-----------------------------------------------------------------------
Class B (NAV)               (28.73)%        (1.87)%          3/1/99
Class B (POP)               (32.29)%        (2.98)%          3/1/99
-----------------------------------------------------------------------
Class C (NAV)               (28.73)%        (6.89)%         11/1/99
-----------------------------------------------------------------------
Class M (NAV)               (28.64)%        (1.76)%          3/1/99
Class M (POP)               (30.06)%        (2.13)%          3/1/99
-----------------------------------------------------------------------

Notes

/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility.

Investments by Sector as a Percentage of Net Assets

                           [CHART APPEARS HERE]

                        10/31/01   10/31/00
Basic Materials            1.4       1.2
Communications             7.5
Consumer Cyclical         14.1      11.5
Consumer Non-Cyclical     36.7      15.0
Energy                     5.0       4.0
Financial                  8.7       6.9
Industrial                 8.4      11.2
Technology                16.1      47.1
Utilities                  0.3       0.5
Short-term                 1.5       2.5

Capitalization

Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1.5 billion, mid cap is $1.5 - $10 billion and large cap is more than $10 billion.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001

IDEX Transamerica Equity

Objective/Focus

Long-term growth by investing in domestic common stocks of companies which are considered to be under-valued in the stock market.

Investment Focus

                              [CHART APPEARS HERE]

                                    Style
                        ----------------------------
                        Value      Blend      Growth
Market Cap
  Large                              X
  Medium
  Small

[INSERT LOGO] Market Environment

The period has proven to be very difficult for the equity markets. Unsustainable growth stock valuations along with deteriorating economic fundamentals combined to produce negative equity market returns. The economic impact from the tragic events of the September 11th terrorist attacks has moved the economy from an "earnings" recession to a "classic" recession as defined when Gross Domestic Product growth turns negative for at least two consecutive quarters.

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Transamerica Equity underperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table on the next page for additional information. The fund's bias towards growth stocks negatively impacted its returns over this period.

Five Largest Holdings (% of Net Assets)
---------------------------------------
 First Data Corp.                  7.7%
 Comcast Corp. Class A             4.7%
 QUALCOMM, Inc.                    4.3%
 United Parcel Service, Inc.       4.2%
 Concord EFS, Inc.                 4.1%

[INSERT LOGO] Strategy Review

We look at difficult market environments as an opportunity to strengthen our portfolio of franchise businesses. From past experience we know some companies use difficult economic conditions to improve their competitive position. We want to own those companies.

We know companies that strengthen their competitive position in an economic downturn have clearly identifiable characteristics. These companies have very strong balance sheets, copious amounts of discretionary cash flow, and plenty of opportunities to invest that cash flow at attractive returns for their shareholders. We believe the current market downturn has created some very attractive investment opportunities for companies with the aforementioned characteristics.

Two new ideas we added in the current downturn were Paychex and Radio Shack. Paychex is a leading payroll processor for small- to medium-sized businesses. The company, which finances all of its growth internally, has the ability to continue to grow and strengthen its competitive position regardless of the economic downturn. The stock's slide from over $50 per share to the low $30s created an attractive entry point. Radio Shack, meanwhile, is a leading consumer electronics retailer. Radio Shack has a very strong balance sheet and discretionary cash flow of $300 to $400 million per year. The company generates some of the highest returns on capital in the retailing industry. We believe the company is very well positioned to benefit from the next wave in digital consumer electronic products. The company's 7000-store nationwide footprint has also positioned it to benefit from reselling wireless services to consumers. The company receives an ongoing percentage of the revenue stream from signing on a wireless customer that enhances its return on capital and free cash flow. We believe the stock's recent slide from over $70 per share to the low $20's has created a buying opportunity.

Top Five Industries (% of Net Assets)
---------------------------------------
  Commercial Services/Business    13.5%
  Commercial Services/Technology  10.8%
  Cable TV                         8.4%
  Banks                            7.6%
  Retail/Drug Based                5.9%

[INSERT LOGO] Outlook

The broad market still faces significant economic issues. Many industries are facing excess capacity and financial institutions that have extended credit to these industries are confronted with significant losses. The consumer, too, is now faced with the prospects of a slower economy and possible employment loss. However, there are significant forces in place to counter these negative influences. The Federal Reserve has dropped interest rates to the extent that consumers and businesses are benefiting from a lower cost of credit. Excess capital is being rationalized and companies are "right-sizing" their business to accommodate a more rational economy. Our belief is that the current economic slowdown is not much different than past slowdowns. It will end. When it does, we believe the companies we own are positioned to emerge stronger and generate significant returns for shareholders.

/s/ Jeffrey S. Van Harte
Jeffrey S. Van Harte

/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds
Annual Report 2001
58

Growth of $10,000
Inception of 3/1/00 through 10/31/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $7,915
Class A $6,032

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01
---------------------------------------------------------------------

                                             From        Inception
                            1 year         Inception       Date
---------------------------------------------------------------------
Class A (NAV)              (37.20)%        (23.55)%        3/1/00
Class A (POP)              (40.65)%        (26.09)%        3/1/00
S&P 500/1/                   (24.89)%        (13.06)%        3/1/00
---------------------------------------------------------------------
Class B (NAV)              (37.78)%        (24.17)%        3/1/00
Class B (POP)              (40.89)%        (26.00)%        3/1/00
---------------------------------------------------------------------
Class C (NAV)              (37.78)%        (24.17)%        3/1/00
---------------------------------------------------------------------
Class M (NAV)              (37.69)%        (24.08)%        3/1/00
Class M (POP)              (38.93)%        (24.53)%        3/1/00
---------------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         [CHART APPEARS HERE]

                          10/31/01            10/31/00
Communications               21.0
Basic Materials                                   0.6
Consumer Cyclical            18.2                17.6
Consumer Non-Cyclical        31.4                13.6
Financial                    13.8                16.0
Industrial                    5.9                 2.9
Technology                    7.2                44.0
Utilities                                         1.8
Short-term                    2.8                 5.2

Automatic Investment Plan

With the Automatic Investment Plan, money is regularly invested into a shareholder's fund account electronically from their bank account, taking advantage of dollar cost averaging.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              59

IDEX Transamerica Small Company

Objective/Focus

Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

Investment Focus

                              [CHART APPEARS HERE]

                                  Style
                      ----------------------------
                      Value      Blend      Growth
Market Cap
  Large
  Medium                                       X
  Small

[INSERT LOGO] Market Environment

Market conditions this period were difficult as the slowdown in economic activity and corporate profits produced negative equity market returns. The economic decline broadened considerably as companies in nearly every sector dealt with slowing demand, higher input costs, and an infrastructure sized for the boom times of the late 1990's. Record capital raising over the past several years created too many companies and too much productive capacity in many sectors. This supply excess led both corporations and consumers to cut back on spending. In a healthy corrective response, capital has been exiting areas of over capacity. Of course the events of September 11th have further impacted business and consumer confidence levels. Only the healthiest companies with strong balance sheets are positioned to navigate this corrective storm. To assist the recovery, the Federal Reserve has reduced interest to record low levels and the Congress is nearing a significant economic stimulus plan. Equity markets typically recover before the overall economy as investors anticipate the upturn.

Five Largest Holdings (% of Net Assets)
---------------------------------------
  Expedia, Inc. Class A            6.1%
  C.H. Robinson Worldwide, Inc.    6.1%
  Moody's Corp.                    5.8%
  Barra, Inc.                      5.7%
  Global Payments, Inc.            5.5%

[INSERT LOGO] Performance

For the fiscal year ended October 31, 2001, IDEX Transamerica Small Company underperformed its benchmark, the Russell 2000. Please refer to the Performance Table on the next page for additional information. While the shares of some of the companies we invest in may underperform for any one-time period, we are confident that each holding is well positioned to create shareholder value over time.

[INSERT LOGO] Strategy Review

Our philosophy is to invest in companies with strong management and good assets in an area of positive change. These are businesses that are competitively advantaged, and therefore create strong shareholder value. We also seek to invest in secularly growing businesses that are expanding more rapidly than the overall economy. We've invested in many new companies this year, with an emphasis on companies that currently are generating excess cash flow. The fund is diversified across industries including healthcare, financial services, business services, and consumer cyclical.

Top Five Industries (% of Net Assets)
---------------------------------------
  Commercial Services/Business    17.8%
  Commercial Services/
    Transportation                16.8%
  Semiconductors                   9.2%
  Healthcare Products              6.4%
  Biotechnology                    6.4%

Some of our top holdings include Techne Corp., Investment Technology Group, and Global Payments, Inc. Techne is the global leader in supplying research materials to the pharmaceutical industry. Research spending for drugs consistently grows about 15% per year regardless of the economic climate, and Techne's highly profitable business is expanding accordingly. ITG provides a network for investment managers to transact securities without using a broker. ITG's business is expanding 20% per year as client's interest in anonymity and lower brokerage commissions is attracting volume to ITG's network. Since the company has already spent to build its network, profit margins on new business are a very high 70%. Global Payments, a processor of credit card transactions for merchants in the U.S. and Canada, is a new holding. The company was not well followed by Wall Street when it was spun off from its former parent NDC Corp., providing us the chance to invest early in this profitable business. Global Payment's long term outlook is solid given the strong trend of payments moving from cash and check to debit and credit cards.

[INSERT LOGO] Outlook

Though it is still early, we are looking for the combination of company rightsizings, government stimulus, and rate reductions to help alleviate recession forces, and begin a recovery in corporate profits. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. We do not try to call markets. We simply invest in companies with strong fundamentals. We believe our focus on high quality companies best positions IDEX Transamerica Small Company for value creation.

/s/ Christopher J. Bonavico
Christopher J. Bonavico

/s/ Kenneth F. Broad
Kenneth F. Broad
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds
Annual Report 2001
60

Growth of $10,000
Inception of 3/1/00 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]

Russell 2000/(1)/ $7,579
Class A $4,544

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

-----------------------------------------------------------------------
                                               From        Inception
                              1 year         Inception       Date
-----------------------------------------------------------------------
Class A (NAV)                (44.76)%        (35.45)%        3/1/00
Class A (POP)                (47.80)%        (37.60)%        3/1/00
Russell 2000/1/              (12.70)%        (15.29)%        3/1/00
-----------------------------------------------------------------------
Class B (NAV)                (45.35)%        (36.05)%        3/1/00
Class B (POP)                (48.08)%        (37.60)%        3/1/00
-----------------------------------------------------------------------
Class C (NAV)                (45.35)%        (36.05)%        3/1/00
-----------------------------------------------------------------------
Class M (NAV)                (45.26)%        (35.96)%        3/1/00
Class M (POP)                (46.35)%        (36.35)%        3/1/00
-----------------------------------------------------------------------

Notes

/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                10/31/01      10/31/00
Basic Materials                                  4.5
Communications                     7.1
Consumer Cyclical                  2.8           7.8
Consumer Non-Cyclical             51.3           6.1
Energy                             3.2
Financial                          8.9
Industrial                         5.3           7.8
Technology                        14.9          67.2
Utilities                                        3.3
Short-term                        10.7           1.4

Cost Basis

The "cost basis" of mutual fund shares is generally the amount paid for them, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis is deducted from proceeds to determine the realized gain or loss, which must be reported on your income tax return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              61

IDEX Transamerica Value Balanced
(formerly IDEX Dean Asset Allocation)

Credit Quality of Bonds
(% of Net Assets) S&P
-------------------------
    AAA                 -
    AA               0.5%
    A                8.2%
    BBB              6.8%
    BB               2.3%
    B                1.3%
    All C's             -
    NA                  -
    Not Rated           -

Credit Quality of Bonds
(% of Net Assets) Moody's
-------------------------
    A1               2.7%
    AA1              0.5%
    AA3              2.9%
    B1               1.3%
    BA1              2.4%
    BAA1             8.0%
    BAA2             1.3%

Objective/Focus

Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Investment Focus

                              [Chart Appears Here]

                                 Style
                     ----------------------------
                     Value      Blend      Growth
Market Cap
  Large                X
  Medium
  Small

[LOGO] Market Environment

For most equity indices, the period was an "ugly" one. The Russell 1000 was down 11.9%, while the S&P 500 fell 24.9%. Worst of them all, though, was the NASDAQ Composite, which dropped an incredible 49.8%, costing investors there some 50 cents of every dollar invested for the year. Results were far better, however, in the fixed-income markets. The Lehman Brothers Intermediate U.S. Government/Credit Index, for example, was up 14.3%.

[LOGO] Performance

It's gratifying to report IDEX Transamerica Value Balanced withstood the brunt of the equity market's punishment, pulling back only slightly for the period. The fund's performance compared favorably to the Russell 1000 Value Index, but dipped under the Lehman Brothers Intermediate U.S. Government/Credit Index. Please refer to the Performance Table on the next page for additional information. With the exception of the terrorist attacks in September, which caused meaningful downside across all equity markets, the fund showed great resilience.

[LOGO] Strategy Review

We believe the fund has accomplished its task of preserving capital across a difficult market. The poor market environment we've endured is now going into its 21st month, and now stands as the second longest bear market (in duration) on record. Although additional downside risks remain, it is our belief that the downside from this point is more limited. The fund's additional goal of achieving competitive investment returns, then, becomes more meaningful in our investment decisions.

Five Largest Holdings (% of Net Assets)
---------------------------------------
  Washington Mutual, Inc.          3.4%
  Sprint Corp.                     3.3%
  Bank of America Corp. 1/15/2011  2.9%
  FleetBoston Financial Corp.      2.8%
  Sprint Capital Corp. 1/30/2006   2.7%

In an effort to enhance returns, we have been incrementally increasing the fund's exposure to stocks. However, given the uncertain times, we are being very disciplined as to the prices we are willing to pay for the companies we want to own. The portfolio additions represent various industry sectors, including COX Communications in the media/cable sector, St. Paul Companies in the insurance sector, FedEx in the trucking/leasing sector, and Cooper Industries in the industrial sector. Likewise, there have been incremental additions to existing holdings like Disney, Sprint and AT&T Wireless.

Top Five Industries (% of Net Assets)
---------------------------------------
   Banks                          12.0%
   Telecommunications Services    10.7%
   Oil and Gas Services            4.1%
   Insurance                       3.4%
   Savings & Loan                  3.4%

The largest industry sector remains the financial services sector, which has performed better than average but has been held back by disappointing results from J.P. Morgan Chase and FleetBoston Financial. Offsetting the weakness in our "big banks" has been solid contributions from "other financials", Fannie Mae and the Jefferies Group.

We continue to build our telecommunications position although, to date, results have been mixed. Our decision to remain underweighted in technology and producer durables has proven to be prudent as both industries experienced meaningful downside this period. At the right prices though, we will execute buys for the highest quality players in these beaten down industries.

[LOGO] Outlook

Far and away the most important investment judgment right now involves assessing the economic impact, near-term and intermediate-term, created by the September 11th terrorist attacks. At the same time, the severe impediment of productivity within the economy, given the new "frictional barriers" set up to squash terrorist threats, will certainly reduce marginal profitability for U.S. business and increase fixed costs, including insurance premiums, air safety "tariffs", and mail safety, indefinitely. A dramatically improving energy picture and an extremely accommodative Federal Reserve counter these meaningful negatives to a great extent.

It's probably safe to say that volatility in the equity markets will not go away anytime soon. Prudence would therefore dictate that patience and discipline guide our actions near term. Long-term positions will play out, but by being very price disciplined in our purchases, the fund can participate in the upside without taking on an inordinate amount of risk.

/s/ John Riazzi
John Riazzi

/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

Note: Effective August 24, 2001, Transamerica Investment Management, LLC replaced Dean Investment Associates as sub-adviser to the fund. At that time, IDEX Dean Asset Allocation changed its name to IDEX Transamerica Value Balanced.

IDEX Mutual Funds
Annual Report 2001
62

Growth of $10,000
Inception of 10/1/95 through 10/31/01
Investment less sales charges - $9,452

                                   [GRAPHIC]

Russell 1000/(1)/ $20,304
LBIGC/(1)/ $15,414
Class A $14,370

This graph compares the 10/31/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Periods Ended 10/31/01

-------------------------------------------------------------------------------
                                                         From        Inception
                         1 year        5 year          Inception       Date
-------------------------------------------------------------------------------
Class A (NAV)            (2.13)%         6.17%           7.13%        10/1/95
Class A (POP)            (7.52)%         4.98%           6.13%        10/1/95
LBIGC/1/                  14.25%         7.58%           7.36%        10/1/95
Russell 1000/1/         (11.86)%        10.63%          12.33%        10/1/95
-------------------------------------------------------------------------------
Class B (NAV)            (2.74)%         5.51%           6.45%        10/1/95
Class B (POP)            (7.61)%         4.51%           6.45%        10/1/95
-------------------------------------------------------------------------------
Class C (NAV)            (2.74)%             -           3.79%        11/1/99
-------------------------------------------------------------------------------
Class M (NAV)            (2.65)%         5.61%           6.55%        10/1/95
Class M (POP)            (4.59)%         5.40%           6.38%        10/1/95
-------------------------------------------------------------------------------

Notes

/1/ The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                              [CHART APPEARS HERE]

                                 10/31/01     10/31/00
Basic Materials                     2.0          2.2
Communications                     14.3
Consumer Cyclical                   3.7          7.7
Consumer Non-Cyclical               5.8          4.5
Energy                              5.3          5.6
Financial                          29.6         44.4
Independent                                      4.5
Industrial                          4.3          1.9
Technology                          6.1          9.4
Utilities                           4.0          6.4
Short-term                         12.7         14.4

Asset Allocation Investing

Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                               IDEX Mutual Funds
                                                              Annual Report 2001
                                                                              63

Preface to the Schedules of Investments

This schedule provides a complete listing of each fund's holdings at period end.

For all funds except IDEX International Equity, IDEX Janus Global, IDEX Great Companies Global/2/, IDEX Gabelli Global Growth, IDEX American Century International, and IDEX Federated Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.

IDEX International Equity, IDEX Great Companies Global/2/, IDEX Gabelli Global Growth, IDEX American Century International, and IDEX Janus Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.

IDEX Federated Tax Exempt invests in municipal securities, which are more meaningfully categorized by state. Within each state, securities are listed alphabetically. For purposes of simplicity, sectors and industries are not included as grouping levels for these funds.

Please refer to the graphics presented on these two pages for more detailed explanations.

                             [EXAMPLE APPEARS HERE]

Value - The market value on the last day of the period

Shares/Principal - The quantity of the position held

Asset Type - Common Stocks, Convertible's, Bonds and Short-Term

Sector - Broad-based industry grouping

Industry - The primary industry of the listed security

Investments - The legal description of the position

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. dollar denominated security. Purchases and sales of non-U.S. securities are generally denominated and settled in the currency of their country of issue.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics. Notional Amount refers to the quantity of foreign currency listed under Description. The U.S. dollar equivalent, as valued at period end, is listed under Value.

64    IDEX Mutual Funds
      Annual Report 2001

                             [EXAMPLE APPEARS HERE]

Countries - The country of origin and place of settlement of the position held

Asset Type

                             [EXAMPLE APPEARS HERE]

Asset Type

State - The state in which the bond was issued

Security Description - Lists the municipality, type (Revenue or General Obligation bond)*, the coupon rate, maturity and credit rating (S&P/Moody's) of the bond

* Revenue Bond - issues backed by the ability of the issuer to earn income from a particular project.

* General Obligation Bond - issues backed by the full faith, credit and taxing power of the issuer.


                                                         IDEX Mutual Funds    65
                                                         Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (85.1%)
Basic Materials (2.7%)
----------------------
 Paper Products (1.7%)
 Scotia Pacific Company Series B 7.110% 7-20-2028  $   2,000,000 $     1,775,160
                                                                 ---------------

 Plastics (1.0%)
  Applied Extrusion Technologies, Inc. 144A
   10.750% 7-1-2011                                    1,000,000       1,047,500
                                                                 ---------------

Communications (11.0%)
----------------------
 Broadcasting (1.0%)
  CanWest Global Communications Corp.
   10.625% 5-15-2011                                   1,000,000       1,050,000
                                                                 ---------------

 Cable TV (0.9%)
 Adelphia Communications Corp. 10.250% 6-15-2011       1,000,000         915,000
                                                                 ---------------

 Newspapers (2.0%)
 World Color Press, Inc. 144A 7.750% 2-15-2009         2,000,000       2,046,840
                                                                 ---------------

 Telecommunications Services (7.1%)

    Charter Communications Holdings LLC
     0.000% 4-1-2011 ^                                   1,000,000   705,000
    Charter Communications Holdings LLC 8.625% 4-1-2009  1,000,000   955,000
    Exodus Communications, Inc. 11.625% 7-15-2010 #      1,000,000   217,500
    KPNQwest NV NYRS 8.125% 6-1-2009                     2,000,000 1,220,000
    McLeodUSA, Inc. 8.375% 3-15-2008                     1,000,000   225,000
    McLeodUSA, Inc. 9.250% 7-15-2007                     1,000,000   235,000
    NTL, Inc. 11.500% 2-1-2006                           1,000,000   610,000
    Time Warner Telecom, Inc. 10.125% 2-1-2011           1,000,000   750,000
    WorldCom, Inc. - WorldCom Group 7.500% 5-15-2011     2,000,000 2,062,500
    XO Communications, Inc. Class A 0.000% 6-1-2009 ^    4,000,000   320,000
                                                                   ---------
                                                                   7,300,000
                                                                   ---------

   Consumer Cyclical (14.7%)
   -------------------------
    Auto Manufacturing (2.0%)
    Navistar International Corp. 9.375% 6-1-2006         2,000,000 1,980,000
                                                                   ---------

    Auto Parts/Equipment (3.5%)
    ArvinMeritor, Inc. 6.750% 3-15-2008                  3,000,000 2,703,540
    Dana Corp. 144A 9.000% 8-15-2011                     1,000,000   872,500
                                                                   ---------
                                                                   3,576,040
                                                                   ---------

    Housewares (1.6%)
    Owens-Illinois, Inc. 7.150% 5-15-2005                2,000,000 1,680,000
                                                                   ---------

    Miscellaneous Furnishings (1.7%)
    BE Aerospace, Inc. 8.000% 3-1-2008                   1,000,000   750,000
    Lear Corp. 8.110% 5-15-2009                          1,000,000 1,007,430
                                                                   ---------
                                                                   1,757,430
                                                                   ---------

    Retail/Broadline (1.7%)
    Neiman Marcus Group, Inc. 7.125% 6-1-2028            2,000,000 1,737,840
                                                                   ---------

    Retail/Grocery (4.2%)
    Great Atlantic & Pacific Tea, Inc. 7.700% 1-15-2004  2,000,000 1,950,000
    Nash Finch Company 8.500% 5-1-2008                   2,500,000 2,375,000
                                                                   ---------
                                                                   4,325,000
                                                                   ---------

   Consumer Non-Cyclical (7.6%)
   ----------------------------
    Food (3.0%)
    Ralston Purina Company 9.250% 10-15-2009             2,450,000 3,025,539
                                                                   ---------

    Healthcare Products (1.6%)
    C.R. Bard, Inc. 6.700% 12-1-2026                     1,500,000 1,605,930
                                                                   ---------

    Healthcare Services (2.0%)
    InSight Health Services Corp. 144A 9.875% 11-1-2011  1,000,000 1,035,000
    Select Medical Corp. 9.500% 6-15-2009                1,000,000 1,010,000
                                                                   ---------
                                                                   2,045,000
                                                                   ---------

    Tobacco (1.0%)
    Dimon, Inc. 144A 9.625% 10-15-2011                   1,000,000 1,030,000
                                                                   ---------

---------------------------------------------------------------------------------------
 Description                                               Principal        Value
---------------------------------------------------------------------------------------
Energy (6.5%)
-------------
 Oil and Gas Producers (4.5%)
 Enron Corp. 6.750% 8-1-2009                             $   3,000,000 $     2,332,500
  The Louisiana Land and Exploration Company
   7.625% 4-15-2013                                          2,000,000       2,240,440
                                                                       ---------------
                                                                             4,572,940
                                                                       ---------------

 Oil and Gas Services (2.0%)
 Petroleum Geo-Services ASA 6.625% 3-30-2008                 2,300,000       2,089,943
                                                                       ---------------

Financial (19.9%)
-----------------
 Banks (6.3%)
 BankBoston Capital Trust Corp. 8.250% 12-15-2026            3,000,000       3,223,770
 First Security Capital Trust Corp. 8.410% 12-15-2026        2,000,000       2,221,240
 Popular, Inc. 6.125% 10-15-2006                             1,000,000       1,004,350
                                                                       ---------------
                                                                             6,449,360
                                                                       ---------------

 Diversified (11.6%)
 Ford Motor Credit Company 7.375% 2-1-2011                   3,000,000       3,045,000
 HSBC Capital Funding 144A 9.547% 12-29-2049                 2,000,000       2,397,500
 HVB Funding Trust III 144A 9.000% 10-22-2031                1,000,000       1,160,000
 PDVSA Finance, Ltd. 6.450% 2-15-2004                        3,000,000       2,982,870
 Peoples Bancorp., Inc. 7.200% 12-1-2006                     2,300,000       2,353,452
                                                                       ---------------
                                                                            11,938,822
                                                                       ---------------

 Savings & Loan (2.0%)
 GS Escrow Corp. 7.125% 8-1-2005                             2,000,000       2,031,300
                                                                       ---------------
Industrial (10.6%)
------------------
 Aerospace/Defense (2.0%)
 AAR Corp. 7.250% 10-15-2003                                 2,000,000       2,045,860
                                                                       ---------------

 Engineering/Construction (0.9%)
 McDermott International, Inc. 9.375% 3-15-2002              1,000,000         890,000
                                                                       ---------------

 Environmental Control (2.0%)
 Allied Waste Industries, Inc. 10.000% 8-1-2009              2,000,000       2,020,000
                                                                       ---------------

 Machinery-Diversified (1.7%)
 Columbus Mckinnon Corp. 8.500% 4-1-2008                     2,000,000       1,720,000
                                                                       ---------------

 Packaging & Containers (1.0%)
 Smurfit-Stone Container Corp. 12.580% 8-1-2016              1,000,000       1,030,000
                                                                       ---------------

 Transportation/Air (1.0%)
 Piedmont Aviation, Inc. 10.100% 5-13-2007                   1,048,000         750,001
 US Airways, Inc. 10.800% 1-1-2005                             400,000         298,232
                                                                       ---------------
                                                                             1,048,233
                                                                       ---------------

 Transportation/Railroad (2.0%)
 Kansas City Southern Industries, Inc. 9.500% 10-1-2008      2,000,000       2,080,000
                                                                       ---------------

Utilities (12.1%)
-----------------
 Electric (10.0%)
 Avista Corp. 144A 9.750% 6-1-2008                           2,000,000       2,110,000
 Calpine Corp. 7.750% 4-15-2009                              2,000,000       2,011,280
 Elwood Energy LLC 144A 8.159% 7-5-2026                      2,000,000       2,072,560
 Nevada Power Company 144A 8.250% 6-1-2011                   2,000,000       2,182,500
 The AES Corp. 8.500% 11-1-2007                              1,000,000         860,000
 The AES Corp. 8.750% 12-15-2002                             1,000,000       1,015,000
                                                                       ---------------
                                                                            10,251,340
                                                                       ---------------

 Gas (2.1%)
 Dynegy-Roseton Danskamme 7.670% 11-8-2016                   2,000,000       2,168,760
                                                                       ---------------

Total Non-Convertible Corporate Bonds (cost $91,895,539)                    87,233,837
                                                                       ---------------

COLLATERALIZED MORTGAGE OBLIGATION (2.1%)
Financial
---------
 Diversified
 Aetna Commercial Mortgage Trust
  7.230% 1-15-2028 (cost $2,039,507)                         2,000,000       2,158,016
                                                                       ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS

-------------------------------------------------------------------------------
 Description                                       Principal        Value
-------------------------------------------------------------------------------
LONG-TERM GOVERNMENT BONDS (1.0%)
Foreign Government
------------------
 Republic of Colombia
   9.750% 4-23-2009 (cost $913,241)               $  1,000,000 $     1,005,000
                                                               ---------------
-------------------------------------------------------------------------------
 Description                                         Shares         Value
-------------------------------------------------------------------------------
COMMON STOCK (0.0%)
Consumer Cyclical
-----------------
 Publishing
 Golden Books Publishing, Inc. * (cost $168,426)        63,750 $           127
                                                               ---------------

CONVERTIBLE PREFERRED STOCK (2.3%)
Communications (0.3%)
---------------------
 Newspapers
 PRIMEDIA, Inc.                                         10,000         400,000
                                                               ---------------
Financial (2.0%)
----------------
 Real Estate
 Duke-Weeks Realty Corp.                                40,000       1,956,252
                                                               ---------------

Total Convertible Preferred Stock (cost $3,002,000)                  2,356,252
                                                               ---------------

----------------------------------------------------------------------------------
 Description                                          Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.1%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   2.000% 11-1-2001 (cost $7,291,122)               $   7,291,122 $     7,291,122
                                                                  ---------------

Total Investments (97.6%) (cost $105,309,835)                         100,044,354
                                                                  ---------------

Other Assets In Excess of Liabilities (2.4%)                            2,453,187
                                                                  ---------------
Net Assets (100.0%)                                               $   102,497,541
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH


----------------------------------------------------------------------------
 Description                                      Shares         Value
----------------------------------------------------------------------------
COMMON STOCK (84.4%)
Communications (2.0%)
---------------------
 Cable TV (1.0%)
 Comcast Corp. Class A *                             59,100 $     2,118,144
                                                            ---------------

 Newspapers (0.5%)
 Viacom, Inc. Class B *                              24,900         909,099
                                                            ---------------

 Telecommunications Equipment (0.5%)
 QUALCOMM, Inc. *                                    22,300       1,095,376
                                                            ---------------

Consumer Cyclical (14.0%)
-------------------------
 Restaurants (1.4%)
 Brinker International, Inc. *                      109,900       2,791,460
                                                            ---------------

 Retail/Broadline (4.6%)
 Family Dollar Stores, Inc.                          36,000       1,038,960
 Target Corp.                                        19,650         612,098
 Wal-Mart Stores, Inc.                              153,400       7,884,760
                                                            ---------------
                                                                  9,535,818
                                                            ---------------

 Retail/Specialty (8.0%)
 Barnes & Noble, Inc. *                              32,750       1,203,563
 Bed, Bath & Beyond, Inc. *                          42,300       1,060,038
 Best Buy Company, Inc. *                            58,400       3,206,160
 Home Depot, Inc.                                   196,600       7,516,018
 Michaels Stores, Inc. *                             28,600       1,469,182
 Office Depot, Inc. *                                72,500         986,000
 Toys R Us, Inc. *                                   53,050       1,007,950
                                                            ---------------
                                                                 16,448,911
                                                            ---------------
Consumer Non-Cyclical (42.5%)
-----------------------------
 Agriculture (1.5%)
 Biogen, Inc. *                                      18,400       1,012,000
 Immunex Corp.                                       87,600       2,092,764
                                                            ---------------
                                                                  3,104,764
                                                            ---------------

 Biotechnology (5.0%)
 Amgen, Inc. *                                       86,100       4,892,202
 Cephalon, Inc. *                                    18,100       1,141,205
 Gilead Sciences, Inc. *                             22,800       1,434,120
 IDEC Pharmaceuticals Corp. *                        36,750       2,204,265
 Waters Corp.*                                       16,900         599,781
                                                            ---------------
                                                                 10,271,573
                                                            ---------------

 Commercial Services/Business (4.9%)
 Concord EFS, Inc. *                                 77,500       2,121,175
 eBay, Inc. *                                       132,800       6,969,344
 Moody's Corp.                                       28,600         992,992
                                                            ---------------
                                                                 10,083,511
                                                            ---------------

 Commercial Services/Education (0.5%)
 Career Education Corp. *                            35,400         922,878
                                                            ---------------

 Commercial Services/Technology (7.0%)
 Affiliated Computer Services, Inc. Class A *        20,000       1,761,000
 AOL Time Warner, Inc. *                            123,950       3,868,480
 First Data Corp.                                    76,800       5,189,376
 The BISYS Group, Inc. *                             40,250       2,093,805
 VeriSign, Inc. *                                    37,650       1,457,431
                                                            ---------------
                                                                 14,370,092
                                                            ---------------

 Healthcare Products (4.7%)
 Baxter International, Inc.                         102,700       4,967,599
 Boston Scientific Corp. *                           48,850       1,110,849
 Guidant Corp. *                                     37,500       1,556,625
 Johnson & Johnson                                   18,100       1,048,171
 St. Jude Medical, Inc. *                            14,400       1,022,400
                                                            ---------------
                                                                  9,705,644
                                                            ---------------

---------------------------------------------------------------------------------
 Description                                           Shares         Value
---------------------------------------------------------------------------------
 Healthcare Services (3.6%)
 Anthem, Inc.                                             12,700 $       531,876
 Community Health Systems, Inc. *                         31,500         787,500
 Enzon, Inc. *                                            20,600       1,274,110
 Laboratory Corp. of America Holdings *                   12,450       1,073,190
 Manor Care, Inc. *                                       36,500         852,640
 Tenet Healthcare Corp. *                                 49,300       2,835,736
                                                                 ---------------
                                                                       7,355,052
                                                                 ---------------

 Pharmaceuticals (13.2%)
 American Home Products Corp.                             83,400       4,656,222
 AmerisourceBergen Corp. *                                89,500       5,688,620
 Barr Laboratories, Inc. *                                12,550         913,640
 Cardinal Health, Inc.                                    49,000       3,288,390
 Genentech, Inc. *                                        40,900       2,137,025
 Genzyme Corp. *                                          73,300       3,954,535
 King Pharmaceuticals, Inc. *                             70,266       2,739,671
 McKesson Corp.                                           41,900       1,549,881
 Pfizer, Inc.                                             50,000       2,095,000
                                                                 ---------------
                                                                      27,022,984
                                                                 ---------------

 Tobacco (2.1%)
 Philip Morris Companies, Inc.                            93,000       4,352,400
                                                                 ---------------

Financial (14.4%)
-----------------
 Banks (5.6%)
 Citigroup, Inc.                                         226,383      10,304,954
 Commerce Bancorp., Inc.                                  15,000       1,095,000
                                                                 ---------------
                                                                      11,399,954
                                                                 ---------------

 Insurance (3.3%)
 American International Group, Inc.                       74,300       5,839,980
 Marsh & McLennan Companies, Inc.                          9,700         938,475
                                                                 ---------------
                                                                       6,778,455
                                                                 ---------------

 Savings & Loan (0.4%)
 GreenPoint Financial Corp.                               28,050         899,002
                                                                 ---------------

 Securities Brokers (5.1%)
 Merrill Lynch & Company, Inc.                           123,000       5,376,330
 Morgan Stanley, Dean Witter, Discover and Company       102,200       4,999,624
                                                                 ---------------
                                                                      10,375,954
                                                                 ---------------
Industrial (5.8%)
-----------------
 Aerospace/Defense (0.9%)
 General Dynamics Corp.                                   23,860       1,946,976
                                                                 ---------------

 Electronics (0.9%)
 General Electric Company                                 50,500       1,838,705
                                                                 ---------------

 Machinery-Diversified (1.2%)
 United Technologies Corp.                                44,400       2,392,716
                                                                 ---------------

 Miscellaneous Manufacturing (2.8%)
 Tyco International, Ltd.                                118,150       5,805,891
                                                                 ---------------

Technology (5.7%)
-----------------
 Software
 Intuit, Inc. *                                          134,100       5,393,502
 Microsoft Corp. *                                       107,150       6,230,773
                                                                 ---------------
                                                                      11,624,275
                                                                 ---------------

Total Common Stock (cost $181,153,842)                               173,149,634
                                                                 ---------------

CONVERTIBLE PREFERRED STOCK (2.7%)
Communications
--------------
 Telecommunications Equipment
 Nokia Corp. OY ADR (cost $9,702,897)                    271,000       5,558,210
                                                                 ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH


----------------------------------------------------------------------------------
 Description                                          Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.7%)
Time Deposit (0.2%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.000% 11-1-2001                                 $     332,755 $       332,755
                                                                  ---------------

United States Government Agencies (7.5%)
----------------------------------------
 Federal Home Loan Bank
   2.290% 11-19-2001                                    6,000,000       5,993,130
 Federal National Mortgage Association
   2.330% 12-27-2001                                    9,500,000       9,465,568
                                                                  ---------------
                                                                       15,458,698
                                                                  ---------------

Total Short-Term Securities (cost $15,791,453)                         15,791,453
                                                                  ---------------

Total Investments (94.8%) (cost $206,648,192)                         194,499,297
                                                                  ---------------

Other Assets In Excess of Liabilities (5.2%)                           10,685,432
                                                                  ---------------
Net Assets (100.0%)                                               $   205,184,729
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH


    ------------------------------------------------------------------------
     Description                                  Shares         Value
    ------------------------------------------------------------------------
    COMMON STOCK (99.4%)
    Basic Materials (2.0%)
    ----------------------
     Chemicals (0.5%)
     Church & Dwight Company, Inc.                      168 $         4,368
     Cooper Tire & Rubber Company                       259           3,421
     Lubrizol Corp.                                     999          28,112
     RPM, Inc.                                          310           3,767
                                                            ---------------
                                                                     39,668
                                                            ---------------

     Iron/Steel (0.4%)
     Alcoa, Inc.                                        200           6,454
     Engelhard Corp.                                    808          21,153
                                                            ---------------
                                                                     27,607
                                                            ---------------

     Mining (0.1%)
     Placer Dome, Inc.                                  402           4,587
                                                            ---------------

     Paper Products (0.7%)
     Bemis Company                                      121           5,236
     International Paper Company                        718          25,704
     Pactiv Corp. *                                     385           6,237
     Rayonier, Inc.                                     267          11,422
     Westvaco Corp.                                     150           3,683
                                                            ---------------
                                                                     52,282
                                                            ---------------

     Plastics (0.3%)
     Tupperware Corp.                                   913          18,616
                                                            ---------------

    Communications (8.8%)
    ---------------------
     Advertising (0.2%)
     Omnicom Group, Inc.                                191          14,665
     TMP Worldwide, Inc. *                              106           3,164
                                                            ---------------
                                                                     17,829
                                                            ---------------

     Broadcasting (0.3%)
     Univision Communications, Inc. Class A *           209           5,225
     USA Networks, Inc. *                               903          16,651
                                                            ---------------
                                                                     21,876
                                                            ---------------

     Cable TV (0.3%)
     Comcast Corp. Class A *                            524          18,780
                                                            ---------------

     Publishing (0.0%)
     R.R. Donnelley & Sons Company                       96           2,448
                                                            ---------------

     Telecommunications Diversified (0.1%)
     Telephone and Data Systems, Inc.                    68           5,977
                                                            ---------------

     Telecommunications Equipment (1.1%)
     Comverse Technology, Inc. *                        183           3,442
     EchoStar Communications Corp. *                    309           7,166
     L-3 Communications Holdings, Inc. *                190          16,505
     QUALCOMM, Inc. *                                   460          22,595
     Scientific-Atlanta, Inc.                         1,292          26,964
     UTStarcom, Inc. *                                   67           1,573
                                                            ---------------
                                                                     78,245
                                                            ---------------

     Telecommunications Services (6.8%)
     AT&T Corp.                                       1,018          15,525
     AT&T Wireless Services, Inc. *                   1,181          17,054
     BellSouth Corp.                                  2,487          92,018
     Qwest Communications International, Inc.           593           7,679
     SBC Communications, Inc.                         2,990         113,949
     Sprint Corp.                                     1,718          34,360
     Verizon Communications, Inc.                     3,738         186,190
     WorldCom, Inc.-WorldCom Group *                  2,488          33,464
                                                            ---------------
                                                                    500,239
                                                            ---------------

    Consumer Cyclical (7.7%)
    ------------------------
     Auto Manufacturing (0.3%)
     Ford Motor Company                               1,393          22,358
                                                            ---------------

     Auto Parts/Equipment (0.5%)
     Magna International, Inc.                          740          39,139
                                                            ---------------

     Books, Cards & Stationery (0.1%)
     American Greetings Corp.                           762          10,683
                                                            ---------------

    -------------------------------------------------------------------------
     Description                                   Shares         Value
    -------------------------------------------------------------------------
     Entertainment (0.8%)
     The Walt Disney Company                           2,956 $        54,952
                                                             ---------------
     Home Builders (0.2%)
     KB Home                                             332           9,811
     Pulte Homes, Inc.                                   158           5,135
                                                             ---------------
                                                                      14,946
                                                             ---------------
     Home Furnishings (0.4%)
     Whirlpool Corp.                                     474          27,975
                                                             ---------------
     Housewares (0.1%)
     Corning, Inc.                                     1,063           8,568
                                                             ---------------
     Jewelry (0.1%)
     Zale Corp. *                                        210           6,010
                                                             ---------------
     Lodging (0.0%)
     Starwood Hotels & Resorts Worldwide, Inc.           142           3,130
                                                             ---------------
     Miscellaneous Furnishings (0.4%)
     Johnson Controls, Inc.                              205          14,826
     Lear Corp. *                                        349          10,714
                                                             ---------------
                                                                      25,540
                                                             ---------------
     Retail/Apparel (0.1%)
     The Talbots, Inc.                                   192           5,472
                                                             ---------------
     Retail/Broadline (3.5%)
     Federated Department Stores, Inc. *               1,047          33,494
     Sears, Roebuck and Company                        2,562          99,329
     The May Department Stores Company                 1,077          33,872
     Venator Group, Inc.*                                674           9,772
     Wal-Mart Stores, Inc.                             1,562          80,287
                                                             ---------------
                                                                     256,754
                                                             ---------------
     Retail/Drug Based (0.1%)
     Longs Drug Stores Corp.                             276           6,285
                                                             ---------------
     Retail/Grocery (0.6%)
     Fleming Companies, Inc.                             801          19,304
     SUPERVALU, Inc.                                     609          12,996
     SYSCO Corp.                                         152           3,665
     Winn-Dixie Stores, Inc.                             440           4,866
                                                             ---------------
                                                                      40,831
                                                             ---------------
     Retail/Specialty (0.5%)
     AutoNation, Inc. *                                  478           4,919
     Best Buy Company, Inc. *                            140           7,686
     Circuit City Stores, Inc.                           492           6,750
     Home Depot, Inc.                                    175           6,690
     Pier 1 Imports, Inc.                                762           8,390
                                                             ---------------
                                                                      34,435
                                                             ---------------
     Toys/Games/Hobbies (0.0%)
     Callaway Golf Company                               225           3,215
                                                             ---------------

    Consumer Non-Cyclical (21.8%)
    -----------------------------
     Beverages (1.0%)
     Adolph Coors Company                                 70           3,482
     PepsiCo, Inc.                                       921          44,862
     The Coca-Cola Company                               443          21,211
                                                             ---------------
                                                                      69,555
                                                             ---------------
     Biotechnology (1.1%)
     Amgen, Inc. *                                        43           2,443
     Fisher Scientific International, Inc. *             235           7,027
     KLA-Tencor Corp. *                                  157           6,415
     PerkinElmer, Inc.                                 1,296          34,875
     Rockwell International Corp.                      2,161          29,779
                                                             ---------------
                                                                      80,539
                                                             ---------------
     Commercial Services/Auto (0.0%)
     Ryder System, Inc.                                  155           2,899
                                                             ---------------
     Commercial Services/Business (0.5%)
     Paychex, Inc.                                       337          10,804
     Viad Corp.                                        1,504          29,328
                                                             ---------------
                                                                      40,132
                                                             ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

-------------------------------------------------------------------------
 Description                                   Shares         Value
-------------------------------------------------------------------------
Consumer Non-Cyclical (continued)
---------------------------------
 Commercial Services/Technology (4.0%)
 AOL Time Warner, Inc. *                           3,764 $       117,474
 Automatic Data Processing, Inc.                     286          14,775
 Deluxe Corp.                                      1,543          54,005
 Electronic Data Systems Corp.                     1,057          68,039
 First Data Corp.                                    494          33,380
 VeriSign, Inc. *                                    195           7,548
                                                         ---------------
                                                                 295,221
                                                         ---------------

 Commercial Services/Transportation (0.1%)
 Sabre Holdings Corp.                                138           3,629
                                                         ---------------

 Food (1.6%)
 Archer-Daniels-Midland Company                    1,496          20,839
 ConAgra Foods, Inc.                                 699          16,007
 Kellogg Company                                     244           7,442
 Kraft Foods, Inc. Class A                           295           9,956
 PamAmSat Corp. *                                    198           4,194
 Sara Lee Corp.                                    1,581          35,240
 Unilever NV ADR                                     458          23,807
                                                         ---------------
                                                                 117,485
                                                         ---------------

 Healthcare Products (2.4%)
 C.R. Bard, Inc.                                     113           6,204
 Johnson & Johnson                                 2,909         168,460
 Medtronic, Inc.                                      79           3,184
                                                         ---------------
                                                                 177,848
                                                         ---------------

 Healthcare Services (1.0%)
 Health Net, Inc. *                                  231           5,070
 Oxford Health Plans, Inc. *                       1,244          29,309
 WellPoint Health Networks, Inc. *                   317          35,374
                                                         ---------------
                                                                  69,753
                                                         ---------------

 Household Products (1.6%)
 Proctor & Gamble Company                          1,367         100,857
 The Clorox Company                                  410          14,637
                                                         ---------------
                                                                 115,494
                                                         ---------------

 Pharmaceuticals (8.2%)
 American Home Products Corp.                        475          26,519
 Bristol-Myers Squibb Company, Inc.                1,428          76,327
 Cardinal Health, Inc.                               119           7,986
 Elan Corp. PLC ADR *                                185           8,445
 Eli Lilly and Company                               559          42,764
 IVAX Corp.                                          181           3,719
 Merck & Company, Inc.                             1,944         124,047
 Pfizer, Inc.                                      5,384         225,590
 Pharmacia Corp.                                     824          33,388
 Schering Plough Corp.                             1,290          47,962
                                                         ---------------
                                                                 596,747
                                                         ---------------

 Tobacco (0.3%)
 Philip Morris Companies, Inc.                       488          22,838
                                                         ---------------

Energy (9.6%)
-------------
 Coal (0.3%)
 Consol Energy, Inc.                                 878          24,233
                                                         ---------------

 Oil and Gas Producers (2.4%)
 Enron Corp.                                         179           2,488
 Global Marine, Inc. *                               338           5,442
 Kerr-McGee Corp.                                    715          41,184
 Occidental Petroleum Corp.                        4,690         118,751
 PanCanadian Energy Corp. ADR                        143           3,961
                                                         ---------------
                                                                 171,826
                                                         ---------------

 Oil and Gas Services (6.9%)
 Ashland, Inc.                                     1,010          40,663
 B.J. Services Company *                             163           4,171
 ChevronTexaco Corp.                               1,191         105,463
 Conoco, Inc.                                        736          18,915
 Exxon Mobil Corp.                                 4,784         188,729
 Noble Drilling Corp. *                              121           3,697
 Royal Dutch Petroleum Company NYRS                1,810          91,423
 Unocal Corp.                                        145           4,668
 USX-Marathon Group                                1,684          46,462
                                                         ---------------
                                                                 504,191
                                                         ---------------

---------------------------------------------------------------------------------
 Description                                           Shares         Value
---------------------------------------------------------------------------------
Financial (22.1%)
-----------------
 Banks (9.3%)
 AmSouth Bancorp.                                          1,519 $        26,264
 Bank of America Corp.                                     2,926         172,605
 Bank One Corp.                                               81           2,688
 Citigroup, Inc.                                           5,380         244,898
 Comerica, Inc.                                              374          17,238
 Cullen/Frost Bankers, Inc.                                  136           3,667
 First Tennessee National Corp.                            1,140          39,387
 FleetBoston Financial Corp.                               1,411          46,365
 Greater Bay Bancorp.                                        202           4,604
 Hibernia Corp.                                              273           4,150
 Silicon Valley Bancshares *                                 592          13,875
 SunTrust Banks, Inc.                                        292          17,479
 U.S. Bancorp. NA                                            816          14,508
 Union Planters Corp.                                         81           3,281
 UnionBanCal Corp.                                           824          27,513
 Wachovia Corp.                                              889          25,425
 Zions Bancorp.                                              264          12,651
                                                                 ---------------
                                                                         676,598
                                                                 ---------------

 Diversified (0.4%)
 Allied Capital Corp.                                         14             315
 MBNA Corp.                                                  107           2,954
 Metris Companies, Inc.                                    1,337          21,673
 Providian Financial Corp.                                   809           3,147
                                                                 ---------------
                                                                          28,089
                                                                 ---------------

 Insurance (3.4%)
 American International Group, Inc.                          492          38,671
 CIGNA Corp.                                                 490          35,721
 Fidelity National Financial, Inc.                         1,175          27,037
 Lincoln National Corp.                                    1,135          48,067
 Loews Corp.                                                 418          21,234
 Metlife, Inc. *                                             914          24,587
 Old Republic International Corp.                          1,254          31,814
 PMI Group, Inc.                                             120           6,654
 Progressive Corp.                                            28           3,884
 Radian Group, Inc.                                          375          12,701
                                                                 ---------------
                                                                         250,370
                                                                 ---------------

 Real Estate (0.7%)
 CarrAmerica Realty Corp.                                    260           7,361
 Liberty Property Trust                                      428          11,470
 Plum Creek Timber Company, Inc.                           1,085          29,979
                                                                 ---------------
                                                                          48,810
                                                                 ---------------

 Savings & Loan (1.3%)
 Countrywide Credit Industries, Inc.                       1,104          44,083
 GreenPoint Financial Corp.                                  477          15,288
 Washington Mutual, Inc.                                   1,274          38,462
                                                                 ---------------
                                                                          97,833
                                                                 ---------------

 Securities Brokers (4.9%)
 Bear Stearns Companies, Inc.                                223          12,042
 iShares S&P 500 Index Fund                                1,973         208,862
 Lehman Brothers Holdings, Inc.                              700          43,722
 Morgan Stanley, Dean Witter, Discover and Company         1,630          79,740
 Raymond James Financial, Inc.                               366          10,698
                                                                 ---------------
                                                                         355,064
                                                                 ---------------

 United States Government Agencies (2.1%)
 Federal Home Loan Mortgage Corp.                            795          53,917
 Federal National Mortgage Association                     1,274         103,143
                                                                 ---------------
                                                                         157,060
                                                                 ---------------

Industrial (10.0%)
------------------
 Aerospace/Defense (1.5%)
 Honeywell International, Inc.                               160           4,727
 Lockheed Martin Corp.                                       906          44,186
 The Boeing Company                                        1,896          61,810
                                                                 ---------------
                                                                         110,723
                                                                 ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

----------------------------------------------------------------------
 Description                                Shares         Value
----------------------------------------------------------------------
Industrial (continued)
----------------------
 Electronic Components/Equipment (0.4%)
 Amphenol Corp. Class A *                         205 $         9,133
 C&D Technologies, Inc.                           187           3,875
 Emerson Electric Company                         273          13,382
 Mercury Computer Systems, Inc. *                  69           3,254
                                                      ---------------
                                                               29,644
                                                      ---------------

 Electronics (3.0%)
 General Electric Company                       6,005         218,642
                                                      ---------------

 Engineering/Construction (0.5%)
 Centex Corp.                                     201           7,690
 Lennar Corp.                                     795          28,827
                                                      ---------------
                                                               36,517
                                                      ---------------

 Hand Tools (0.2%)
 The Stanley Works                                379          14,523
                                                      ---------------

 Machinery-Diversified (1.7%)
 Applied Materials, Inc. *                        608          20,739
 Caterpillar, Inc.                                628          28,084
 Eaton Corp.                                       55           3,599
 Ingersoll-Rand Company                            80           2,984
 Smith International, Inc. *                      198           9,365
 United Technologies Corp.                        624          33,627
 York International Corp.                         791          24,236
                                                      ---------------
                                                              122,634
                                                      ---------------

 Metal Fabricate/Hardware (0.3%)
 Fortune Brands, Inc.                             233           8,586
 Shaw Group, Inc. *                               564          15,510
                                                      ---------------
                                                               24,096
                                                      ---------------

 Miscellaneous Manufacturing (1.4%)
 Tyco International, Ltd.                       2,116         103,980
                                                      ---------------

 Packaging & Containers (0.1%)
 Ball Corp.                                       142           8,739
                                                      ---------------

 Shipbuilding (0.1%)
 Brunswick Corp.                                  371           6,637
                                                      ---------------

 Transportation/Air (0.0%)
 Southwest Airlines Company                       191           3,037
                                                      ---------------

 Transportation/Railroad (0.2%)
 Burlington Northern Santa Fe, Inc.               194           5,213
 Union Pacific Corp.                              117           6,085
                                                      ---------------
                                                               11,298
                                                      ---------------

 Transportation/Water (0.6%)
 Carnival Corp.                                 2,000          43,560
                                                      ---------------

Technology (12.5%)
------------------
 Computers (3.6%)
 Compaq Computer Corp.                            891           7,796
 Dell Computer Corp. *                          1,283          30,766
 EMC Corp. *                                      560           6,899
 Hewlett-Packard Company                          396           6,665
 International Business Machines Corp.          1,453         157,026
 International Game Technology *                  282          14,396
 Storage Technology Corp. *                       463           8,691
 Tech Data Corp. *                                667          28,474
                                                      ---------------
                                                              260,713
                                                      ---------------

 Office/Business Equipment (1.4%)
 Cisco Systems, Inc. *                          1,567          26,514
 Eastman Kodak Company                            689          17,618
 Pitney Bowes, Inc.                             1,292          47,365
 Xerox Corp.                                    1,272           8,904
                                                      ---------------
                                                              100,401
                                                      ---------------

------------------------------------------------------------------------------------
 Description                                            Shares          Value
------------------------------------------------------------------------------------
 Semiconductors (3.1%)
 Analog Devices, Inc. *                                        335 $        12,730
 Celestica, Inc.                                               261           8,958
 Flextronics International, Ltd. *                             551          10,965
 Intel Corp.                                                 3,633          88,718
 Intergrated Device Technology, Inc. *                         491          13,674
 International Rectifier Corp. *                               604          21,206
 Linear Technology Corp.                                       570          22,116
 Maxim Integrated Products, Inc. *                             192           8,784
 Novellus Systems, Inc. *                                      176           5,813
 NVIDIA Corp. *                                                606          25,973
 Texas Instruments, Inc.                                       438          12,260
                                                                   ---------------
                                                                           231,197
                                                                   ---------------

 Software (4.4%)
 Adobe Systems, Inc.                                           367           9,689
 Aether Systems, Inc. *                                        540           3,764
 Cerner Corp. *                                                234          12,578
 Computer Associates International, Inc.                       914          28,261
 Intuit, Inc. *                                                187           7,521
 Mentor Graphics Corp. *                                     1,124          21,311
 Microsoft Corp. *                                           3,248         188,871
 Oracle Corp. *                                              2,578          34,958
 Sun Microsystems, Inc. *                                      560           5,683
 Tektronix, Inc. *                                             458           9,023
                                                                   ---------------
                                                                           321,659
                                                                   ---------------

Utilities (4.9%)
----------------
 Electric (4.5%)
 Allete, Inc.                                                  651          14,322
 American Electric Power                                       121           5,070
 Calpine Corp. *                                               242           5,990
 CMS Energy Corp.                                              170           3,657
 Dominion Resources, Inc.                                      512          31,293
 Entergy Corp.                                               1,339          52,020
 Exelon Corp.                                                  271          11,401
 GPU, Inc.                                                      35           1,388
 Pacific Gas & Electric Company                                531           9,590
 Potomac Electric Power Company                                194           4,154
 PPL Corp.                                                     106           3,620
 Puget Energy, Inc.                                             75           1,430
 Reliant Energy, Inc.                                        1,082          30,242
 Reliant Resources, Inc. *                                     263           4,116
 Sempra Energy                                               2,789          65,263
 The Detroit Edison Company                                    103           4,294
 TXU Corp.                                                     541          24,799
 Utilicorp United, Inc.                                      1,857          55,023
 Xcel Energy, Inc.                                             129           3,648
                                                                   ---------------
                                                                           331,320
                                                                   ---------------

 Gas (0.4%)
 Keyspan Corp.                                                 509          16,889
 Nicor, Inc.                                                   179           6,961
 Peoples Energy Corp.                                           84           3,216
                                                                   ---------------
                                                                            27,066
                                                                   ---------------

Total Common Stock (cost $7,786,453)                                     7,261,047
                                                                   ---------------
------------------------------------------------------------------------------------
 Description                                          Principal         Value
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.1%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.000% 11-1-2001 (cost $153,052)                 $      153,052 $       153,052
                                                                   ---------------

Total Investments (101.5%) (cost $7,939,505)                             7,414,099
                                                                   ---------------

Liabilities In Excess of Other Assets (-1.5%)                             (111,693)
                                                                   ---------------
Net Assets (100.0%)                                                $     7,302,406
                                                                   ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

    -------------------------------------------------------------------------
     Description                                   Shares         Value
    -------------------------------------------------------------------------
    Australia (0.7%)
     COMMON STOCK
       National Australia Bank, Ltd.                     809 $        12,436
       The News Corp., Ltd. ADR                          203           5,587
                                                             ---------------
                                                                      18,023
                                                             ---------------

    Belgium (0.7%)
     COMMON STOCK
       Dexia                                           1,217          18,784
                                                             ---------------

    Canada (2.3%)
     COMMON STOCK
       Canadian Pacific Railway, Ltd. *                  328           5,530
       Celestica, Inc.                                   331          11,360
       Fairmont Hotels & Resorts, Inc. *                 164           2,927
       PanCanadian Energy Corp. ADR                      536          14,847
       Suncor Energy, Inc.                               592          18,052
       Talisman Energy, Inc.                             299          10,521
                                                             ---------------
                                                                      63,237
                                                             ---------------

    Denmark (5.9%)
     COMMON STOCK
       Danske Bank A/S                                 2,855          42,288
       ISS A/S *                                         225          10,610
       Novo Nordisk A/S                                2,355          95,536
       Vestas Wind Systems A/S                           342          10,752
                                                             ---------------
                                                                     159,186
                                                             ---------------

    Finland (0.2%)
     COMMON STOCK
       Sonera OY *                                       970           5,517
                                                             ---------------

    France (11.6%)
     COMMON STOCK
       Accor SA                                          580          18,202
       Altran Technologies SA                            175           8,033
       Aventis SA                                      1,256          92,410
       Carrefour SA                                      120           6,140
       L'Air Liquide SA *                                103          13,886
       Lafarge SA                                        130          11,548
       Sanofi Synthelabo SA                              566          37,314
       Suez                                            1,760          55,329
       Total Fina Elf SA                                 222          31,169
       Vinci SA                                          343          20,683
       Vivendi Environnement                             492          18,912
                                                             ---------------
                                                                     313,626
                                                             ---------------

    Germany (4.9%)
     COMMON STOCK
       Allianz AG                                        180          42,266
       Altana AG *                                       243          11,372
       Bayerische Motoren Werke (BMW) AG *               404          11,999
       E.On AG                                           538          27,842
       Henkel KGaA                                       242          14,266
       Karstadt Quelle AG                                 66           2,106
       Muenchener Ruckversicherungs-Namen AG              87          22,942
                                                             ---------------
                                                                     132,793
                                                             ---------------

    Hong Kong (0.4%)
     COMMON STOCK
       China Mobile, Ltd. *                            3,500          10,612
                                                             ---------------

    Ireland (0.8%)
     COMMON STOCK
       CRH PLC                                           674          10,421
       Elan Corp. PLC ADR *                              228          10,408
                                                             ---------------
                                                                      20,829
                                                             ---------------

-----------------------------------------------------------------------------------
 Description                                             Shares         Value
-----------------------------------------------------------------------------------
Italy (4.6%)
 COMMON STOCK
   Alleanza Assicurazioni SpA                                1,381 $        14,231
   Autostrade Meridionali SpA *                              4,645          29,180
   Ente Nazionale Idrocarburi SpA                            2,456          30,769
   Mediaset SpA                                              2,027          13,226
   Riunione Adriatica di Sicurta SpA *                       1,469          17,624
   Telecom Italia SpA                                        3,745          18,133
                                                                   ---------------
                                                                           123,163
                                                                   ---------------

Japan (10.7%)
 COMMON STOCK
   Acom Company, Ltd.                                          159          13,273
   Canon, Inc.                                                 692          20,122
   Honda Motor Company, Ltd.                                   614          22,016
   Ito-Yokado Company, Ltd.                                    184           8,116
   ITOUCHU Techno-Science Corp.                                114           7,710
   Japan Tobacco, Inc.                                           2          13,069
   KAO Corp.                                                   588          13,928
   Mitsubishi Heavy Industries, Ltd.                         3,998          13,454
   Murata Manufacturing Company, Ltd.                          150           9,409
   Nintendo Company, Ltd.                                      446          68,778
   Nomura Holdings, Inc.                                       581           7,640
   NTT DoCoMo, Inc.                                              2          27,118
   Shionogi & Company, Ltd.                                    674          12,056
   Takeda Chemical Industries, Ltd.                            279          13,514
   The Tokio Marine & Fire Insurance Company, Ltd.           2,170          17,742
   Toyota Motor Corp.                                          521          12,639
   Yamato Transport Company, Ltd.                              461           8,642
                                                                   ---------------
                                                                           289,226
                                                                   ---------------

Mexico (0.5%)
 COMMON STOCK
   Telefonos de Mexico SA de C.V. ADR                          392          13,352
                                                                   ---------------

Netherlands (7.2%)
 COMMON STOCK
   Fortis NV *                                                 312           7,385
   ING Groep NV                                              2,028          50,558
   Koninklijke (Royal) Philips Electronics NV NYRS             272           6,134
   Koninklijke Ahold NV *                                    3,315          93,264
   TNT Post Groep NV                                           861          16,831
   Unilever NV *                                               263          13,776
   Wolters Kluwer NV *                                         283           5,940
                                                                   ---------------
                                                                           193,888
                                                                   ---------------

South Korea (1.9%)
 COMMON STOCK
   Hyundai Motor Company, Ltd.                                 988          15,918
   Kookmin Bank                                                498          13,029
   Korea Electric Power Corp.                                  530           8,375
   Samsung Electronics Company, Ltd.                            30           4,032
   SK Telecom Company, Ltd. ADR                                424           8,938
                                                                   ---------------
                                                                            50,292
                                                                   ---------------

Spain (0.8%)
 COMMON STOCK
   Banco Popular Espanol SA                                    683          22,928
                                                                   ---------------

Sweden (1.1%)
 COMMON STOCK
   Hennes & Mauritz AB B Shares                                467           8,153
   Nordea AB                                                 1,279           5,639
   Securitas AB                                                917          15,237
                                                                   ---------------
                                                                            29,029
                                                                   ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL


 ------------------------------------------------------------------------------
  Description                                        Shares         Value
 ------------------------------------------------------------------------------
 Switzerland (6.1%)
  COMMON STOCK
    Credit Suisse Group                                  1,310 $        47,862
    Julius Baer Holding, Ltd.                               17           5,192
    Nestle SA                                              202          41,908
    Novartis AG                                            354          13,248
    Swisscom AG *                                           45          12,489
    UBS AG                                                 398          18,499
    Zuerich Rueckversicherung Koeln AG *                   254          26,115
                                                               ---------------
                                                                       165,313
                                                               ---------------

 United Kingdom (30.4%)
  COMMON STOCK
    Amvescap PLC                                           473           5,644
    BAE SYSTEMS PLC *                                    6,170          29,945
    Barclays PLC                                         1,877          56,433
    BP PLC                                               2,408          19,466
    British American Tobacco PLC                         5,211          45,462
    British Sky Broadcasting Group PLC *                 1,388          15,553
    British Telecommunications PLC *                     3,424          17,290
    Canary Wharf Group PLC *                             1,649          10,697
    Capita Group PLC                                     2,407          15,290
    Centrica PLC                                         6,330          20,197
    Compass Group PLC                                    5,197          37,720
    Diageo PLC *                                         3,617          36,188
    Dixons Group PLC                                     3,804          11,611
    Exel PLC                                             1,170          11,629
    GlaxoSmithKline PLC ADR                              1,606          85,600
    Great Universal Stores PLC                           2,047          14,433
    Hanson PLC                                           1,786          12,209
    HSBC Holdings PLC                                    1,807          19,814
    Lloyds TSB Group PLC                                 2,094          21,103
    Next PLC                                             2,419          30,644
    Pearson PLC                                          1,097          13,178
    Prudential PLC                                         912           9,542
    Reckitt Benckiser PLC                                2,313          32,347
    Reed International PLC                               5,468          44,800
    Rentokil Initial PLC                                 3,027          10,880
    Royal and Sun Alliance Insurance Group PLC           4,669          25,480
    Royal Bank of Scotland Group                         1,419          34,011
    Safeway PLC                                          1,126           5,727
    Smith & Nephew PLC                                   4,264          23,952
    Tesco PLC                                           11,991          42,185
    Vodafone Group PLC                                  22,936          53,070
    WPP Group PLC                                          806           7,260
                                                               ---------------
                                                                       819,360
                                                               ---------------

--------------------------------------------------------------------------------------
 Description                                               Shares          Value
--------------------------------------------------------------------------------------
United States (13.5%)
 COMMON STOCK (3.9%)
   AFLAC, Inc.                                                    490 $        11,985
   Biovail Corp. *                                                359          16,966
   Tyco International, Ltd.                                     1,545          75,921
                                                                      ---------------
                                                                              104,872
                                                                      ---------------
--------------------------------------------------------------------------------------
 Description                                              Principal        Value
--------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (9.6%)
   State Street Bank & Trust Eurodollar Time Deposit
    1.000% 11-1-2001                                    $     258,277 $       258,277
                                                                      ---------------
                                                                              363,149
                                                                      ---------------

Total Investments (104.3%) (cost $2,933,030)                                2,812,307
                                                                      ---------------

         --------------------------------------------------------------
         Notional
         Amount       Description                           Value
         --------------------------------------------------------------
         UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
          CURRENCY CONTRACTS (0.0%) @
         B         17,025 British Pound 11-1-2001 Buy  $          (23)
         B         12,309 British Pound 11-1-2001 Sell             10
         D         117,723 Danish Krone 11-1-2001 Buy            (127)
         E         36,064 Euro 11-1-2001          Buy            (150)
         E         21,595 Euro 11-2-2001          Buy            (136)
         E         749 Euro 11-2-2001             Sell              7
         F         16,118 Swiss Franc 11-1-2001   Buy            (102)
         J         796,793 Japanese Yen 11-1-2001 Buy             (35)
         J         486,469 Japanese Yen 11-2-2001 Sell             20
                                                       --------------

         Total Unrealized Net Loss on Forward Foreign
          Currency Contracts                                     (536)
                                                       --------------

         Liabilities In Excess of Other Assets (-4.3%)       (114,905)
                                                       --------------
         Net Assets (100.0%)                           $    2,696,866
                                                       ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT


--------------------------------------------------------------------------------
 Description **                                      Principal       Value
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (89.8%)
Alabama (3.0%)
  Alabama Water Pollution Control,
   Revenue Bonds, 5.500%,
   8-15-2023, AAA/Aaa                              $     500,000 $      522,890
  Jefferson County Sewer Improvement
   Facilities, Revenue Bonds, Series A,
   5.000%, 2-1-2021, AAA/Aaa                             500,000        500,360
                                                                 --------------
                                                                      1,023,250
                                                                 --------------

Alaska (3.0%)
  Anchorage School Improvements,
   General Obligation Bonds, Series B,
   5.125%, 12-1-2019, AAA/Aaa                          1,000,000      1,014,170
                                                                 --------------

Arkansas (1.5%)
 Jefferson County Hospital Association,
  Revenue Bonds, Series B,
  5.800%, 6-1-2021, A/NR                                 500,000        514,635
                                                                 --------------

California (8.7%)
  California Housing Agency,
   Revenue Bonds, Series 0,
   5.500%, 8-1-2017, AAA/Aaa                             500,000        526,555
  Los Angeles Water and Power Division,
   Revenue Bonds, Series A-A-1,
   5.250%, 7-1-2019, AAA/Aaa                             500,000        524,700
  Northern California Tobacco Securitization
   Authority, Revenue Bonds,
   Series A, 5.375%, 6-1-2041, A/A1                      500,000        502,420
  Torrance Memorial Medical Center,
   Revenue Bonds, Series A,
   6.000%, 6-1-2022, A+/A1                               500,000        539,825
  San Francisco Bay Area Rapid
   Transit Division, Revenue Bonds,
   5.000%, 7-1-2026, AAA/Aaa                             500,000        505,315
  Sacramento Municipal Utilities,
   Revenue Bonds, Series P,
   5.250%, 8-15-2021, AAA/Aaa                            300,000        313,284
                                                                 --------------
                                                                      2,912,099
                                                                 --------------

Colorado (1.6%)
  Colorado Department of Transportation,
   Revenue Bonds, Series A,
   5.500%, 6-15-2015, AAA/Aaa                            500,000        548,095
                                                                 --------------

Florida (1.5%)
  Orlando Utilities, Community Water and Electric
   Division, Revenue Bonds,
   5.250%, 10-1-2020, AA/Aa1                             500,000        516,775
                                                                 --------------

Illinois (6.4%)
  Illinois State Partnership, Dept. of Central
   Management, Public Improvements,
   General Obligation Bonds,
   5.650%, 7-1-2017, AAA/Aaa                           1,000,000      1,057,020
  McHenry County Community School District,
   General Obligation Bonds, Series A
   5.850%, 1-1-2016, AAA/Aaa                           1,000,000      1,075,380
                                                                 --------------
                                                                      2,132,400
                                                                 --------------

Indiana (3.2%)
  Indianapolis Gas Utility,
   Revenue Bonds, Series A,
   5.250%, 8-15-2012, AAA/Aaa                          1,000,000      1,060,790
                                                                 --------------

Iowa (3.1%)
  Iowa State Certificate of Participation,
   General Obligation Bonds,
   6.500%, 7-1-2006, AAA/Aaa                           1,000,000      1,047,010
                                                                 --------------

-------------------------------------------------------------------------------------
 Description**                                          Principal         Value
-------------------------------------------------------------------------------------
Kentucky (1.3%)
  Ashland Pollution Control, Revenue Bonds,
   5.700%, 11-1-2009, NR/Baa2                        $       400,000 $       428,068
                                                                     ---------------

Louisiana (1.5%)
  Sabine River Authority, Water Facilities,
   Revenue Bonds, 6.200%, 2-1-2025, BBB/Baa2                 500,000         512,565
                                                                     ---------------

Michigan (4.6%)
  Michigan Municipal Bond Authority, Water
   Utility Improvements, Revenue Bonds,
   5.500%, 10-1-2022, AAA/Aaa                                500,000         528,550
  Michigan State Strategic Funding Obligation,
   Revenue Bonds, Series C,
   5.450%, 9-1-2029, A-/A3                                 1,000,000       1,011,300
                                                                     ---------------
                                                                           1,539,850
                                                                     ---------------

Minnesota (1.6%)
  Minnesota State Pension Trust Fund,
   Public Improvements, General Obligation Bonds,
   5.000%, 10-1-2007, AAA/Aaa                                500,000         543,095
                                                                     ---------------

Nevada (4.6%)
  Nevada State Department of Business and Industry,
   Las Vegas Monorail Project, Revenue Bonds,
   5.375%, 1-1-2040, AAA/Aaa                               1,000,000       1,019,440
  Clark County School District, School
   Improvements, General Obligation Bonds,
   Series F, 5.000%, 6-15-2006, AAA/Aaa                      500,000         537,920
                                                                     ---------------
                                                                           1,557,360
                                                                     ---------------

New Hampshire (1.6%)
  New Hampshire State Housing Authority,
   Revenue Bonds, Series C,
   6.125%, 1-1-2020, NR/Aa2                                  500,000         526,715
                                                                     ---------------

New Mexico (1.6%)
  New Mexico Mortgage and Finance Authority,
   Revenue Bonds, 6.050%, 9-1-2021, AAA/NR                   500,000         525,095
                                                                     ---------------

New York (12.0%)
  Albany County Airport Authority,
   Revenue Bonds, Series B,
   5.250%, 12-15-2022, AAA/Aaa                               500,000         509,680
  New York City Transitional Finance Authority,
   Revenue Bonds, Series A,
   5.500%, 2-15-2019, AA+/Aa2                              1,000,000       1,054,780
  New York Public Improvements,
   General Obligation Bonds, Series E,
   5.750%, 5-15-2018, A/A2                                   500,000         532,660
  New York State Mortgage Agency,
   Revenue Bonds, Series 95,
   5.500%, 10-1-2017, NR/Aa1                                 500,000         524,330
  Warwick Valley Central School District,
   School Improvements, General Obligation Bonds,
   5.500%, 1-15-2017, NR/Aaa                                 570,000         609,826
  Niagara County Solid Waste Disposal Division,
   Revenue Bonds, Series D,
   5.550%, 11-15-2024, BBB/Baa1                              500,000         513,700
  New York City Industrial Development
   Agency, Revenue Bonds,
   5.375%, 7-1-2017, AAA/Aaa                                 250,000         263,967
                                                                     ---------------
                                                                           4,008,943
                                                                     ---------------

North Dakota (1.6%)
  North Dakota State Housing and
   Finance Authority, Revenue Bonds, Series C,
   6.000%, 7-1-2020, NR/Aa3                                  500,000         522,965
                                                                     ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT


--------------------------------------------------------------------------------------
 Description**                                           Principal         Value
--------------------------------------------------------------------------------------
Ohio (3.2%)
 Steubenville Hospital Improvement Facilities,
   Revenue Bonds, 6.375%, 10-1-2020, NR/A3            $       500,000 $       533,750
 Ohio State Infrastructure, Highway
   Improvements, Revenue Bonds,
   5.000%, 6-15-2006, AA/Aa3                                  500,000         538,365
                                                                      ---------------
                                                                            1,072,115
                                                                      ---------------

Oregon (1.5%)
 Clackamas County Hospital Facilities,
   Revenue Bonds, 5.250%, 5-1-2021, AA/Aa3                    500,000         504,420
                                                                      ---------------

Pennsylvania (3.1%)
 Pennsylvania Housing Finance Agency, Multi-
   Family Mortgage, Revenue Bonds,
   9.375%, 8-1-2028, AAA/Aa2                                    5,000           5,051
 Pennsylvania Turnpike Improvements,
   Revenue Bonds, Series R,
   5.000%, 12-1-2026, AAA/Aaa                                 500,000         497,855
 Pennsylvania State Health Systems,
   Revenue Bonds, Series A,
   6.000%, 1-15-2022, A+/NR                                   500,000         527,270
                                                                      ---------------
                                                                            1,030,176
                                                                      ---------------
Rhode Island (4.8%)
 Providence Public Building Authority,
   Revenue Bonds, Series A,
   5.700%, 12-15-2015, AAA/Aaa                                500,000         554,765
 Rhode Island Clean Water Financing Agency,
   Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa                 1,000,000       1,055,490
                                                                      ---------------
                                                                            1,610,255
                                                                      ---------------
Tennessee (1.5%)
 Tennessee Housing Development Agency,
   Revenue Bonds, 5.375%, 1-1-2018, AA/Aa2                    500,000         513,800
                                                                      ---------------

Texas (6.0%)
 Dallas-Fort Worth International Airport, Facilities
   Improvements, Revenue Bonds, Series C,
   6.150%, 5-1-2029, BB-/Ba2                                  500,000         467,860
 Harris County, Port Houston Marina
   Improvements, General Obligation Bonds,
   Series A, 5.500%, 10-1-2024, AA+/Aa1                       500,000         517,420
 Kingsbridge Municipal Utility District,
   General Obligation Bonds,
   5.375%, 3-1-2015, NR/Aaa                                   500,000         515,250
 Dallas Rapid Transit Division, Revenue
   Bonds, 5.000%, 12-1-2026, AAA/Aaa                          500,000         494,340
                                                                      ---------------
                                                                            1,994,870
                                                                      ---------------

 -------------------------------------------------------------------------------
  Description**                                    Principal         Value
 -------------------------------------------------------------------------------
 Virginia (1.6%)
  Virginia Commonwealth Transportation Board,
    Revenue Bonds, Series B,
    4.500%, 5-15-2008, AA+/Aa1                  $       500,000 $       526,005
                                                                ---------------

 Washington (1.6%)
  University of Washington, Student Facilities
    Improvements, Revenue Bonds,
    5.875%, 6-1-2016, AAA/Aaa                           500,000         553,025
                                                                ---------------

 Wisconsin (0.8%)
  Wisconsin State Health Facilities,
    Revenue Bonds, 6.000%, 7-1-2021, A-/A3              250,000         259,253
                                                                ---------------

 Wyoming (3.3%)
  Wyoming State Farm Loan Board, Capital
    Facilities, Revenue Bonds,
    5.750%, 10-1-2020, AA-/NR                         1,000,000       1,104,820
                                                                ---------------

 Total Long-Term Municipal Bonds (cost $28,721,419)                  30,102,619
                                                                ---------------

 SHORT-TERM MUNICIPAL BONDS (8.3%)
 Indiana (5.0%)
  Indiana Health Facility Finance Authority,
    Revenue Bonds, Put Bonds-Monthly,
    2.300%, 3-1-2030, AA/Aa3                          1,665,000       1,665,000
                                                                ---------------

 Wyoming (3.3%)
  Lincoln County Pollution Control,
    Revenue Bonds, Put Bonds-Monthly,
    2.300%, 11-1-2014, AAA/Aaa                        1,120,000       1,120,000

 Total Short-Term Municipal Bonds (cost $2,785,000)                   2,785,000
                                                                ---------------

 Total Investments (98.1%) (cost $31,506,419)                        32,887,619
                                                                ---------------

 Other Assets In Excess of Liabilities (1.9%)                           627,672
                                                                ---------------
 Net Assets (100.0%)                                            $    33,515,291
                                                                ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH


------------------------------------------------------------------------------------
 Description                                            Shares           Value
------------------------------------------------------------------------------------
Brazil (1.5%)
 COMMON STOCK
   Companhia Siderurgica Nacional ADR                         3,400 $        34,986
   Embratel Participacoes SA ADR                             11,800          31,860
   Tele Nordeste Celular Participacoes SA ADR                16,900         312,481
   Telemig Celular Participacoes SA ADR                      11,025         264,269
   Telesp Celular Participacoes SA ADR                       17,800          89,890
                                                                    ---------------
                                                                            733,486
                                                                    ---------------

Canada (0.1%)
 COMMON STOCK
   Nortel Networks Corp.                                     12,000          69,720
                                                                    ---------------

Finland (4.1%)
 COMMON STOCK (2.7%)
   Elisa Communications OY                                   52,000         573,300
   Sonera OY *                                              138,000         784,944
                                                                    ---------------
                                                                          1,358,244
                                                                    ---------------

 CONVERTIBLE PREFERRED STOCK (1.4%)
   Nokia Corp. OY ADR                                        32,700         670,677
                                                                    ---------------
                                                                          2,028,921
                                                                    ---------------

France (2.0%)
 COMMON STOCK
   Canal Plus                                                 2,400           7,387
   Egide SA *                                                   370          24,076
   Eridania Beghin-Say *                                      4,500         153,900
   Orange PLC                                                69,000         558,900
   Technip-Coflexip SA                                        1,200         135,648
   Total Fina Elf SA                                            800         112,320
                                                                    ---------------
                                                                            992,231
                                                                    ---------------

Germany (4.4%)
 COMMON STOCK
   Bayer AG                                                   1,040          30,514
   Deutsche Telekom AG                                       37,000         569,430
   Henkel KGaA                                                1,015          59,834
   Infineon Technologies AG                                  37,200         554,094
   SAP AG *                                                   6,200         636,120
   SAP AG ADR *                                              12,000         308,400
                                                                    ---------------
                                                                          2,158,392
                                                                    ---------------

Italy (4.4%)
 COMMON STOCK
   Banca Fideuram SpA                                        62,000         382,230
   Ente Nazionale Idrocarburi SpA                            54,000         676,512
   IntesaBci SpA *                                           84,000         196,560
   Manifattura Lane Gaetano Marzotto & Figli SpA             28,000         206,135
   Mediaset SpA                                              20,000         130,500
   Olivetti SpA *                                           342,000         400,448
   Pininfarina SpA                                           13,500         192,821
                                                                    ---------------
                                                                          2,185,206
                                                                    ---------------

Japan (20.4%)
 COMMON STOCK
   Asatsu-DK, Inc.                                            1,700          32,492
   Benesse Corp.                                              7,200         222,298
   DDi Corp.                                                    260         685,943
   Fast Retailing Company, Ltd.                               1,600         186,229
   Fuji Photo Film Company, Ltd.                              2,100          69,297
   Fujisawa Pharmaceutical Company, Ltd.                     18,800         451,458
   Fujitsu, Ltd.                                             30,000         222,004
   Hudson Soft Company, Ltd.                                    140             778
   Kyocera Corp. *                                           25,300       1,721,384
   Kyocera Corp. ADR                                             40           2,776
   Mitsubishi Tokyo Financial Group, Inc.                        16         118,925
   Murata Manufacturing Company, Ltd.                         3,300         207,008
   Nikko Securities, Ltd.                                   101,000         545,299
   Nikon Corp.                                               14,000         107,604
   Nintendo Company, Ltd.                                     1,750         269,869
   Nippon Broadcasting System, Inc.                          20,000         645,267
   NTT DoCoMo, Inc.                                              28         379,646

------------------------------------------------------------------------------------
 Description                                             Shares          Value
------------------------------------------------------------------------------------
Japan (continued)
 COMMON STOCK (continued)
   Rohm Company, Ltd.                                         3,200 $       340,570
   Ryohin Keikaku Company, Ltd.                               8,000         190,803
   Shin-Etsu Chemical Company, Ltd.                           5,000         164,584
   Sony Corp.                                                 7,000         264,723
   Sony Corp. ADR                                             7,500         286,500
   Sumitomo Trust & Banking Company, Ltd. *                  30,000         167,116
   Takeda Chemical Industries, Ltd.                          29,000       1,404,638
   The Furukawa Electric Company, Ltd.                       63,800         367,907
   THK Company, Ltd.                                         22,000         293,980
   Tokyo Electron, Ltd.                                       8,300         341,003
   Toshiba Corp.                                             42,000         155,403
   Toyota Industries Corp.                                   13,500         227,150
                                                                    ---------------
                                                                         10,072,654
                                                                    ---------------

Luxembourg (0.5%)
 COMMON STOCK
   RTL Group SA                                               7,700         235,620
   Stolt Offshore SA *                                        1,700          13,196
                                                                    ---------------
                                                                            248,816
                                                                    ---------------

Mexico (2.4%)
 COMMON STOCK
   Coca-Cola FEMSA SA de C.V. ADR                             4,500          90,405
   Grupo Televisa SA de C.V. GDR *                           34,000       1,035,300
   Tubos de Acero de Mexico SA de C.V. ADR                    8,200          77,080
                                                                    ---------------
                                                                          1,202,785
                                                                    ---------------

Netherlands (0.3%)
 COMMON STOCK
   Koninklijke (Royal) Philips Electronics NV NYRS            4,800         108,240
   United Pan-Europe Communications NV *                     32,000          17,568
                                                                    ---------------
                                                                            125,808
                                                                    ---------------

South Africa (0.3%)
 COMMON STOCK
   Harmony Gold Mining Company, Ltd.                         27,000         157,055
                                                                    ---------------

South Korea (1.5%)
 COMMON STOCK
   Pohang Iron & Steel Company, Ltd. ADR                     19,600         336,140
   Samsung Electronics Company, Ltd. GDR 144A                 5,880         393,892
                                                                    ---------------
                                                                            730,032
                                                                    ---------------

Spain (1.3%)
 COMMON STOCK
   Centros Comerciales Carrefour SA                          20,000         245,340
   Telefonica SA                                             34,000         408,204
                                                                    ---------------
                                                                            653,544
                                                                    ---------------

Sweden (0.5%)
 COMMON STOCK
   Telefonaktiebolaget LM Ericsson AB                        55,000         237,872
                                                                    ---------------

Switzerland (3.7%)
 COMMON STOCK
   Novartis AG                                                7,000         261,965
   Roche Holding AG                                           9,000         623,775
   The Swatch Group of Switzerland                           12,000         929,009
                                                                    ---------------
                                                                          1,814,749
                                                                    ---------------

United Kingdom (7.0%)
 COMMON STOCK
   BAE SYSTEMS PLC *                                            225           1,092
   BP PLC                                                    13,679         110,580
   British Telecommunications PLC *                         107,200         541,330
   Cable & Wireless PLC                                     155,174         702,291
   Cable & Wireless PLC ADR                                   4,350          59,421
   HSBC Holdings PLC                                            587           6,437
   Marks & Spencer PLC                                       13,000          54,485
   Reuters Group PLC *                                          150           1,422
   Rio Tinto PLC                                             30,000         486,781

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

--------------------------------------------------------------------------
 Description                                   Shares          Value
--------------------------------------------------------------------------
United Kingdom (continued)
 COMMON STOCK (continued)
   Scottish and Southern Energy PLC                12,000 $       114,470
   Smiths Group PLC                                79,000         781,185
   Vodafone Group PLC ADR                          24,500         566,440
                                                          ---------------
                                                                3,425,934
                                                          ---------------

United States (44.6%)
 COMMON STOCK
   Allied Waste Industries, Inc. *                 13,230         131,242
   ALLTEL Corp.                                    12,250         699,965
   Amazon.com, Inc. *                              71,000         495,580
   Anadarko Petroleum Corp.                         1,700          96,985
   AOL Time Warner, Inc. *                          8,500         265,285
   AT&T Corp.                                      72,000       1,098,000
   AT&T Wireless Services, Inc. *                  17,775         256,671
   BellSouth Corp.                                  4,900         181,300
   Broadwing, Inc. *                               18,000         166,680
   Cablevision Systems Corp. *                      9,500         325,375
   Cendant Corp. *                                 35,000         453,600
   Centennial Communications Corp. *               14,400         129,312
   Ciena Corp. *                                    4,000          65,040
   Clear Channel Communications, Inc. *            12,250         466,970
   Coach, Inc. *                                   12,500         348,750
   Compaq Computer Corp.                           18,800         164,500
   Dell Computer Corp. *                           10,000         239,800
   Delphi Automotive Systems Corp.                 24,500         284,445
   Devon Energy Corp.                               8,000         306,400
   Electronic Arts, Inc. *                          7,350         378,231
   Federal Home Loan Mortgage Corp.                12,300         834,186
   Federal National Mortgage Association            2,350         190,256
   Interpublic Group of Companies, Inc.             5,700         127,965
   JDS Uniphase Corp. *                            12,000          95,880
   Juniper Networks, Inc. *                         6,100         135,969
   Kimberly-Clark Corp.                             1,800          99,918
   L-3 Communications Holdings, Inc. *             14,500       1,259,615
   Lehman Brothers Holdings, Inc.                  10,500         655,830
   Liberty Media Corp. *                           34,300         400,967
   Lockheed Martin Corp.                            4,900         238,973
   Lucent Technologies, Inc.                       49,000         328,300

   ---------------------------------------------------------------------------
    Description                                    Shares          Value
   ---------------------------------------------------------------------------
   United States (continued)
    COMMON STOCK (continued)
      McLeodUSA, Inc. Class A *                        30,000 $        22,500
      Merrill Lynch & Company, Inc.                    17,000         743,070
      Microsoft Corp. *                                 5,700         331,455
      Motorola, Inc.                                   12,250         200,533
      Murphy Oil Corp.                                  1,900         151,050
      Nasdaq - 100 Shares *                             6,800         230,384
      Nextel Communications, Inc. Class A *           151,650       1,205,618
      Paxson Communications Corp. *                    15,600         132,600
      Pepsi Bottling Group, Inc. *                      4,400         204,512
      Rainbow Media Group                               2,250          48,038
      Ross Stores, Inc.                                14,000         438,200
      Rural Cellular Corp. Class A *                   25,800         585,918
      SBC Communications, Inc.                          4,800         182,928
      Sprint Corp. *                                   36,750         819,525
      State Street Corp.                               11,000         500,940
      Telephone and Data Systems, Inc.                  9,800         861,420
      The Washington Post Company Class B                 520         265,460
      Ticketmaster Corp. Class B *                     55,200         752,928
      Tyco International, Ltd.                         21,000       1,031,940
      UnitedGlobalCom, Inc. *                          65,000          84,500
      ValueVision International, Inc. *                 8,600         117,303
      Verizon Communications, Inc.                      3,200         159,391
      Viacom, Inc. Class A *                           10,500         385,140
      WorldCom, Inc. - MCI Group                       28,280         335,118
      WorldCom, Inc. - WorldCom Group *                80,850       1,087,433
      Young Broadcasting, Inc. Class A *               15,900         243,429
                                                              ---------------
                                                                   22,043,323
                                                              ---------------

   Total Investments (99.0%) (cost $65,330,383)                    48,880,528
                                                              ---------------

   Other Assets In Excess of Liabilities (1.0%)                       515,270
                                                              ---------------
   Net Assets (100.0%)                                        $    49,395,798
                                                              ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

     ----------------------------------------------------------------------
      Description                                 Shares        Value
     ----------------------------------------------------------------------
     COMMON STOCK (97.0%)
     Basic Materials (4.0%)
     ----------------------
      Chemicals (0.6%)
      Dow Chemical Company                            1,796 $       59,717
      Rohm and Haas Company                           2,226         72,278
                                                            --------------
                                                                   131,995
                                                            --------------

      Iron/Steel (0.2%)
      Alcoa, Inc.                                     1,210         39,047
                                                            --------------

      Mining (0.3%)
      Barrick Gold Corp.                              4,881         76,095
                                                            --------------

      Paper Products (2.9%)
      Bowater, Inc.                                   1,093         48,879
      Kimberly-Clark Corp.                            3,358        186,402
      Minnesota Mining & Manufacturing Company        2,178        227,340
      Weyerhaeuser Company                            4,334        216,310
                                                            --------------
                                                                   678,931
                                                            --------------
     Communications (8.0%)
     ---------------------
      Advertising (0.9%)
      Catalina Marketing Corp. *                      4,178        115,522
      Interpublic Group of Companies, Inc.            2,597         58,302
      Omnicom Group, Inc.                               332         25,491
                                                            --------------
                                                                   199,315
                                                            --------------

      Cable TV (1.4%)
      Adelphia Communications Corp. *                   332          7,347
      Charter Communications, Inc. *                    976         13,801
      Comcast Corp. Class A *                         8,122        291,092
                                                            --------------
                                                                   312,240
                                                            --------------

      Newspapers (0.9%)
      Gannett Company, Inc.                           1,328         83,929
      Tribune Company                                 1,394         42,099
      Viacom, Inc. Class B *                          2,055         75,028
                                                            --------------
                                                                   201,056
                                                            --------------

      Telecommunications Diversified (0.8%)
      Vodafone Group PLC ADR                          7,497        173,331
                                                            --------------

      Telecommunications Services (4.0%)
      AT&T Corp.                                      7,263        110,761
      NTL, Inc. *                                     6,052         20,577
      SBC Communications, Inc.                        7,029        267,875
      Sprint Corp. FON Group                          3,514         70,280
      Sprint Corp. PCS Group *                        5,623        125,393
      Verizon Communications, Inc.                    6,677        332,581
                                                            --------------
                                                                   927,467
                                                            --------------
     Consumer Cyclical (6.0%)
     ------------------------
      Entertainment (1.6%)
      Liberty Media Corp. *                          23,858        278,900
      The Walt Disney Company                         4,822         89,641
                                                            --------------
                                                                   368,541
                                                            --------------

      Retail/Broadline (2.2%)
      Federated Department Stores, Inc. *             1,191         38,100
      Target Corp.                                    7,419        231,102
      Wal-Mart Stores, Inc.                           4,725        242,865
                                                            --------------
                                                                   512,067
                                                            --------------

      Retail/Drug Based (0.2%)
      CVS Corp.                                       1,858         44,406
                                                            --------------

      Retail/Grocery (0.5%)
      Safeway, Inc. *                                 2,597        108,165
                                                            --------------

      Retail/Specialty (1.5%)
      Home Depot, Inc.                                5,776        220,816
      Lowe's Companies, Inc.                          3,905        133,161
                                                            --------------
                                                                   353,977
                                                            --------------

     -----------------------------------------------------------------------
      Description                                  Shares        Value
     -----------------------------------------------------------------------
     Consumer Non-Cyclical (26.6%)
     -----------------------------
      Beverages (2.0%)
      Anheuser-Busch Companies, Inc.                   3,026 $      126,063
      PepsiCo, Inc.                                    5,291        257,725
      The Coca-Cola Company                            1,484         71,054
                                                             --------------
                                                                    454,842
                                                             --------------

      Biotechnology (0.2%)
      PerkinElmer, Inc.                                1,367         36,786
                                                             --------------

      Commercial Services/Business (0.8%)
      Convergys Corp. *                                2,323         65,276
      Equifax, Inc.                                    5,428        121,370
                                                             --------------
                                                                    186,646
                                                             --------------

      Commercial Services/Technology (4.1%)
      Automatic Data Processing, Inc.                  3,846        198,684
      Certegy, Inc. *                                  2,753         78,461
      Electronic Data Systems Corp.                      664         42,742
      First Data Corp.                                 8,786        593,670
      IMS Health, Inc.                                 1,131         24,169
                                                             --------------
                                                                    937,726
                                                             --------------

      Commercial Services/Transportation (0.0%)
      Sabre Holdings Corp.                               117          3,077
                                                             --------------

      Food (1.2%)
      General Mills, Inc.                              2,616        120,127
      Kraft Foods, Inc. Class A                        1,074         36,248
      Ralston Purina Company                           3,551        116,437
                                                             --------------
                                                                    272,812
                                                             --------------

      Healthcare Products (4.2%)
      Apogent Technologies, Inc. *                     3,163         74,078
      Baxter International, Inc.                       2,312        111,831
      DENTSPLY International, Inc.                     1,093         49,174
      Johnson & Johnson                               11,527        667,529
      Medtronic, Inc.                                  1,271         51,221
      Sybron Dental Specialties, Inc. *                  918         18,819
                                                             --------------
                                                                    972,652
                                                             --------------

      Healthcare Services (1.0%)
      AFLAC, Inc.                                        937         22,919
      Lincare Holdings, Inc. *                         4,569        117,423
      UnitedHealth Group, Inc.                         1,218         80,084
                                                             --------------
                                                                    220,426
                                                             --------------

      Household Products (1.3%)
      Avon Products, Inc.                              1,562         73,148
      Colgate-Palmolive Company                        1,320         75,926
      Proctor & Gamble Company                         1,425        105,137
      The Gillette Company                             1,757         54,625
                                                             --------------
                                                                    308,836
                                                             --------------

      Pharmaceuticals (11.1%)
      Abbott Laboratories, Inc.                        2,694        142,728
      American Home Products Corp.                     2,519        140,636
      Bristol-Myers Squibb Company, Inc.               3,612        193,061
      Cardinal Health, Inc.                            7,419        497,889
      Eli Lilly and Company                            1,679        128,444
      Merck & Company, Inc.                           10,231        652,840
      Pfizer, Inc.                                    14,994        628,249
      Pharmacia Corp.                                  3,221        130,515
      Watson Pharmaceuticals, Inc. *                     383         18,261
                                                             --------------
                                                                  2,532,623
                                                             --------------

      Tobacco (0.7%)
      Philip Morris Companies, Inc.                    3,522        164,830
                                                             --------------

     Energy (8.7%)
     -------------
      Oil and Gas Producers (1.4%)
      Anadarko Petroleum Corp.                         1,406         80,212
      Burlington Resources, Inc.                       2,694        100,352
      Devon Energy Corp.                                 781         29,912
      PanCanadian Energy Corp. ADR                     3,749        103,847
                                                             --------------
                                                                    314,323
                                                             --------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

------------------------------------------------------------------------------------------
 Description                                               Shares              Value
------------------------------------------------------------------------------------------
Energy (continued)
------------------
 Oil and Gas Services (7.3%)
 BP PLC ADR                                                         2,148 $       103,834
 ChevronTexaco Corp.                                                2,538         224,740
 Conoco, Inc.                                                       4,686         120,430
 Exxon Mobil Corp.                                                 18,606         734,007
 Nabors Industries, Inc. *                                          5,193         159,633
 Royal Dutch Petroleum Company NYRS                                 1,757          88,746
 Schlumberger, Ltd.                                                 2,538         122,890
 Transocean Sedco Forex, Inc.                                       2,655          80,048
 Unocal Corp.                                                       1,171          37,706
                                                                          ---------------
                                                                                1,672,034
                                                                          ---------------
Financial (22.1%)
-----------------
 Banks (9.5%)
 Bank of America Corp.                                              4,668         275,365
 Bank One Corp.                                                     1,523          50,548
 Citigroup, Inc.                                                   23,608       1,074,637
 FleetBoston Financial Corp.                                        4,803         157,827
 J.P. Morgan Chase & Company                                        3,983         140,839
 PNC Financial Services Group, Inc.                                 3,007         165,084
 State Street Corp.                                                 1,640          74,686
 U.S. Bancorp. NA                                                   1,171          20,820
 Wells Fargo & Company                                              5,350         211,325
                                                                          ---------------
                                                                                2,171,131
                                                                          ---------------

 Diversified (1.1%)
 American Express Company                                           5,885         173,195
 Berkshire Hathaway, Inc. *                                            35          82,390
                                                                          ---------------
                                                                                  255,585
                                                                          ---------------

 Insurance (5.1%)
 American International Group, Inc.                                 5,522         434,029
 Chubb Corp.                                                          937          63,997
 Fidelity National Financial, Inc.                                  1,367          31,455
 Hartford Financial Services Group, Inc.                            3,397         183,438
 Lincoln National Corp.                                             1,113          47,136
 Loews Corp.                                                        1,115          56,642
 Marsh & McLennan Companies, Inc.                                   2,218         214,591
 The Allstate Corp.                                                 4,451         139,672
                                                                          ---------------
                                                                                1,170,960
                                                                          ---------------

 Savings & Loan (0.3%)
 Washington Mutual, Inc.                                            2,284          68,954
                                                                          ---------------

 Securities Brokers (3.0%)
 Goldman Sachs Group, Inc.                                            730          57,057
 Lehman Brothers Holdings, Inc.                                     1,171          73,141
 Morgan Stanley, Dean Witter, Discover and Company                  2,421         118,435
 Standard & Poor's 500 Depository Receipts                          4,200         444,696
                                                                          ---------------
                                                                                  693,329
                                                                          ---------------

 United States Government Agencies (3.1%)
 Federal Home Loan Mortgage Corp.                                   1,890         128,180
 Federal National Mortgage Association                              7,206         583,398
                                                                          ---------------
                                                                                  711,578
                                                                          ---------------

Industrial (9.3%)
-----------------
 Aerospace/Defense (1.4%)
 General Dynamics Corp.                                             2,323         189,557
 Honeywell International, Inc.                                        859          25,383
 Northrop Grumman Corp.                                               586          58,571
 The Boeing Company                                                 1,406          45,836
                                                                          ---------------
                                                                                  319,347
                                                                          ---------------

 Building Materials (0.1%)
 Martin Marietta Materials, Inc.                                      412          16,447
                                                                          ---------------

 Electronic Components/Equipment (1.9%)
 Emerson Electric Company                                           4,486         219,904
 Energizer Holdings, Inc. *                                           586           9,663
 Molex, Inc.                                                        8,102         201,335
                                                                          ---------------
                                                                                  430,902
                                                                          ---------------

 Electronics (0.0%)
 Gemstar-TV Guide International, Inc. *                               430           8,716
                                                                          ---------------

-----------------------------------------------------------------------------------
 Description                                            Shares          Value
-----------------------------------------------------------------------------------
 Environmental Control (0.4%)
 Waste Management, Inc.                                      3,573 $       87,539
                                                                   --------------

 Machinery-Diversified (3.7%)
 Applied Materials, Inc. *                                   3,378        115,224
 Baker Hughes, Inc.                                          5,779        207,062
 Deere & Company                                               508         18,791
 Dover Corp.                                                 6,462        212,923
 Eaton Corp.                                                   781         51,109
 United Technologies Corp.                                   4,553        245,361
                                                                   --------------
                                                                          850,470
                                                                   --------------
 Miscellaneous Manufacturing (0.8%)
 Tyco International, Ltd.                                    3,631        178,427
                                                                   --------------

 Transportation/Railroad (0.7%)
 Burlington Northern Santa Fe, Inc.                          4,650        124,945
 Canadian Pacific Railway, Ltd. *                            1,464         24,683
                                                                   --------------
                                                                          149,628
                                                                   --------------

 Transportation/Water (0.3%)
 Carnival Corp.                                              3,671         79,954
                                                                   --------------

Technology (8.8%)
-----------------
 Computers (2.1%)
 Compaq Computer Corp.                                       2,070         18,113
 Dell Computer Corp. *                                       7,634        183,063
 EMC Corp. *                                                 1,738         21,412
 International Business Machines Corp.                       2,343        253,208
                                                                   --------------
                                                                          475,796
                                                                   --------------
 Office/Business Equipment (0.7%)
 Cisco Systems, Inc. *                                       6,755        114,295
 Pitney Bowes, Inc.                                          1,484         54,403
                                                                   --------------
                                                                          168,698
                                                                   --------------

 Semiconductors (2.2%)
 Analog Devices, Inc. *                                      2,558         97,204
 Intel Corp.                                                10,231        249,841
 Texas Instruments, Inc.                                     5,232        146,444
                                                                   --------------
                                                                          493,489
                                                                   --------------
 Software (3.8%)
 Intuit, Inc. *                                              2,206         88,726
 Microsoft Corp. *                                          12,003        697,974
 Oracle Corp. *                                              2,343         31,771
 Sun Microsystems, Inc. *                                    2,929         29,729
 Unisys Corp. *                                              2,085         18,619
                                                                   --------------
                                                                          866,819
                                                                   --------------

Utilities (3.5%)
----------------
 Electric (2.9%)
 Calpine Corp. *                                             1,796         44,451
 Constellation Energy Group, Inc.                            2,343         52,413
 Dominion Resources, Inc.                                    2,616        159,890
 Duke Energy Corp.                                           5,076        194,969
 Entergy Corp.                                               1,367         53,108
 Exelon Corp.                                                2,148         90,366
 Xcel Energy, Inc.                                           2,460         69,569
                                                                   --------------
                                                                          664,766
                                                                   --------------
 Gas (0.6%)
 El Paso Corp.                                               2,733        134,081
                                                                   --------------

Total Common Stock (cost $24,397,490)                                  22,200,862
                                                                   --------------
-----------------------------------------------------------------------------------
 Description                                          Principal         Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.5%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
  1.500% 11-1-2001 (cost $1,036,191)                $    1,036,191 $    1,036,191
                                                                   --------------

Total Investments (101.5%) (cost $25,433,681)                          23,237,053
                                                                   --------------

Liabilities In Excess of Other Assets (-1.5%)                            (336,549)
                                                                   --------------
Net Assets (100.0%)                                                $   22,900,504
                                                                   ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH


    -------------------------------------------------------------------------
     Description                                   Shares         Value
    -------------------------------------------------------------------------
    COMMON STOCK (96.0%)
    Basic Materials (2.6%)
    ----------------------
     Chemicals (1.0%)
     Dow Chemical Company                              3,410 $       113,383
     E.I. du Pont de Nemours and Company               4,691         187,593
                                                             ---------------
                                                                     300,976
                                                             ---------------

     Iron/Steel (0.3%)
     Alcoa, Inc.                                       2,960          95,518
                                                             ---------------

     Paper Products (1.3%)
     International Paper Company                       2,630          94,154
     Kimberly-Clark Corp.                              1,320          73,273
     Minnesota Mining & Manufacturing Company          1,190         124,212
     Weyerhaeuser Company                              1,780          88,840
                                                             ---------------
                                                                     380,479
                                                             ---------------

    Communications (11.3%)
    ----------------------
     Advertising (0.4%)
     TMP Worldwide, Inc. *                             4,510         134,624
                                                             ---------------

     Broadcasting (0.8%)
     Clear Channel Communications, Inc. *              2,617          99,760
     Univision Communications, Inc. Class A *          6,220         155,500
                                                             ---------------
                                                                     255,260
                                                             ---------------

     Cable TV (0.7%)
     Cablevision Systems Corp. *                       3,070         105,147
     Comcast Corp. Class A *                           2,590          92,826
     Rainbow Media Group                                 840          17,934
                                                             ---------------
                                                                     215,907
                                                             ---------------

     Newspapers (2.5%)
     Belo Corp.                                        4,720          80,712
     Gannett Company, Inc.                             1,330          84,056
     The New York Times Company                        3,320         136,950
     Viacom, Inc. Class B *                           12,080         441,041
                                                             ---------------
                                                                     742,759
                                                             ---------------

     Publishing (0.5%)
     Valassis Communications, Inc. *                   4,380         136,655
                                                             ---------------

     Telecommunications Equipment (1.9%)
     EchoStar Communications Corp. *                   6,770         156,996
     QUALCOMM, Inc. *                                  8,530         418,994
                                                             ---------------
                                                                     575,990
                                                             ---------------

     Telecommunications Services (4.5%)
     American Tower Corp. Class A *                    3,100          34,162
     AT&T Corp.                                        5,399          82,335
     Crown Castle International Corp. *               17,210         201,357
     Qwest Communications International, Inc.         12,690         164,335
     SBC Communications, Inc.                          9,060         345,277
     Sprint Corp. FON Group                            2,320          46,400
     Sprint Corp. PCS Group *                         10,540         235,042
     Verizon Communications, Inc.                      5,119         254,977
                                                             ---------------
                                                                   1,363,885
                                                             ---------------

    Consumer Cyclical (9.6%)
    ------------------------
     Auto Manufacturing (0.5%)
     Ford Motor Company                                4,879          78,308
     General Motors Corp.                              1,504          62,145
                                                             ---------------
                                                                     140,453
                                                             ---------------

     Entertainment (1.1%)
     Liberty Media Corp. *                            22,010         257,297
     Metro-Goldwyn-Mayer, Inc. *                       4,940          79,336
                                                             ---------------
                                                                     336,633
                                                             ---------------

     Leisure Time (1.0%)
     Harrah's Entertainment, Inc. *                   10,510         306,155
                                                             ---------------

     Lodging (1.1%)
     Marriott International, Inc.                      6,300         197,379
     Starwood Hotels & Resorts Worldwide, Inc.         5,990         132,020
                                                             ---------------
                                                                     329,399
                                                             ---------------

  -----------------------------------------------------------------------------
   Description                                     Shares           Value
  -----------------------------------------------------------------------------
   Restaurants (0.9%)
   McDonald's Corp.                                     10,050 $       262,004
                                                               ---------------

   Retail/Broadline (3.0%)
   Wal-Mart Stores, Inc.                                17,810         915,434
                                                               ---------------

   Retail/Drug Based (1.0%)
   Walgreen Company                                      8,920         288,830
                                                               ---------------

   Retail/Specialty (1.0%)
   Home Depot, Inc.                                      7,890         301,635
                                                               ---------------

  Consumer Non-Cyclical (26.3%)
  -----------------------------
   Beverages (3.3%)
   PepsiCo, Inc.                                        13,542         659,631
   The Coca-Cola Company                                 7,410         354,791
                                                               ---------------
                                                                     1,014,422
                                                               ---------------

   Biotechnology (0.7%)
   Amgen, Inc. *                                         3,480         197,734
                                                               ---------------

   Commercial Services/Business (0.6%)
   Cendant Corp. *                                      13,690         177,422
                                                               ---------------

   Commercial Services/Technology (4.2%)
   AOL Time Warner, Inc. *                              23,950         747,480
   Automatic Data Processing, Inc.                       2,260         116,752
   CheckFree Corp. *                                     1,380          19,430
   First Data Corp.                                      4,450         300,686
   VeriSign, Inc. *                                      2,638         102,117
                                                               ---------------
                                                                     1,286,465
                                                               ---------------

   Commercial Services/Transportation (0.4%)
   Sabre Holdings Corp.                                  4,820         126,766
                                                               ---------------

   Food (0.7%)
   Wm. Wrigley Jr. Company                               4,500         225,224
                                                               ---------------

   Healthcare Products (1.8%)
   Johnson & Johnson                                     9,470         548,407
                                                               ---------------

   Household Products (3.0%)
   Avon Products, Inc.                                   3,110         145,641
   Colgate-Palmolive Company                             7,450         428,524
   Proctor & Gamble Company                              3,520         259,706
   The Gillette Company                                  2,830          87,985
                                                               ---------------
                                                                       921,856
                                                               ---------------

   Pharmaceuticals (9.9%)
   American Home Products Corp.                          5,000         279,150
   Bristol-Myers Squibb Company, Inc.                   12,950         692,178
   Eli Lilly and Company                                 3,760         287,640
   Merck & Company, Inc.                                 6,010         383,498
   Pfizer, Inc.                                         26,642       1,116,300
   Schering Plough Corp.                                 6,440         239,439
                                                               ---------------
                                                                     2,998,205
                                                               ---------------

   Tobacco (1.7%)
   Philip Morris Companies, Inc.                        11,240         526,032
                                                               ---------------

  Energy (6.3%)
  -------------
   Oil and Gas Producers (0.1%)
   Enron Corp.                                           1,950          27,105
                                                               ---------------

   Oil and Gas Services (6.2%)
   ChevronTexaco Corp.                                   3,641         322,411
   Exxon Mobil Corp.                                    23,524         928,022
   Royal Dutch Petroleum Company NYRS                    8,120         410,141
   Schlumberger, Ltd.                                    3,700         179,154
   Unocal Corp.                                          1,570          50,554
                                                               ---------------
                                                                     1,890,282
                                                               ---------------

Financial (19.8%)
-----------------
 Banks (5.8%)
 Bank of America Corp.   4,820   284,332
 Citigroup, Inc.        17,586   800,515
 State Street Corp.      7,200   327,888
 The Bank of New York    2,830    96,248
 Wells Fargo & Company   6,200   244,900
                               ---------
                               1,753,883
                               ---------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

   --------------------------------------------------------------------------
    Description                                        Shares     Value
   --------------------------------------------------------------------------
   Financial (continued)
   ---------------------
    Diversified (1.1%)
    MBNA Corp.                                         12,470 $      344,297
                                                              --------------

    Insurance (3.4%)
    Ambac Financial Group, Inc.                         6,345        304,560
    American International Group, Inc.                  7,360        578,496
    Metlife, Inc. *                                     5,330        143,377
                                                              --------------
                                                                   1,026,433
                                                              --------------

    Securities Brokers (5.2%)
    Charles Schwab Corp.                               14,320        184,442
    Merrill Lynch & Company, Inc.                       2,070         90,480
    Morgan Stanley, Dean Witter, Discover and Company   1,780         87,077
    Standard & Poor's 500 Depository Receipts          11,445      1,211,797
                                                              --------------
                                                                   1,573,796
                                                              --------------

    United States Government Agencies (4.3%)
    Federal Home Loan Mortgage Corp.                    9,310        631,404
    Federal National Mortgage Association               8,540        691,398
                                                              --------------
                                                                   1,322,802
                                                              --------------

   Industrial (6.6%)
   -----------------
    Aerospace/Defense (0.4%)
    Honeywell International, Inc.                       2,290         67,670
    The Boeing Company                                  1,390         45,314
                                                              --------------
                                                                     112,984
                                                              --------------

    Electronic Components/Equipment (0.5%)
    Emerson Electric Company                              550         26,961
    Energizer Holdings, Inc. *                          7,240        119,388
                                                              --------------
                                                                     146,349
                                                              --------------

    Electronics (3.9%)
    General Electric Company                           32,520      1,184,053
                                                              --------------

    Environmental Control (0.1%)
    Waste Management, Inc.                              1,950         47,775
                                                              --------------

    Machinery-Diversified (0.4%)
    Applied Materials, Inc. *                           1,740         59,351
    United Technologies Corp.                           1,330         71,674
                                                              --------------
                                                                     131,025
                                                              --------------

    Miscellaneous Manufacturing (1.3%)
    Tyco International, Ltd.                            7,840        385,258
                                                              --------------

-----------------------------------------------------------------------------------
 Description                                           Shares          Value
-----------------------------------------------------------------------------------
Technology (13.0%)
------------------
 Computers (2.9%)
 Dell Computer Corp. *                                      8,120 $       194,718
 EMC Corp. *                                               13,690         168,661
 International Business Machines Corp.                      4,820         520,897
                                                                  ---------------
                                                                          884,276
                                                                  ---------------

 Office/Business Equipment (1.5%)
 Cisco Systems, Inc. *                                     26,800         453,456
                                                                  ---------------

 Semiconductors (2.4%)
 Intel Corp.                                               19,820         484,004
 Texas Instruments, Inc.                                    6,850         191,732
 Xilinx, Inc. *                                             2,160          65,707
                                                                  ---------------
                                                                          741,443
                                                                  ---------------

 Software (6.2%)
 Intuit, Inc. *                                             4,630         186,218
 Microsoft Corp. *                                         22,920       1,332,798
 Oracle Corp. *                                            18,110         245,572
 Sun Microsystems, Inc. *                                  10,470         106,271
                                                                  ---------------
                                                                        1,870,859
                                                                  ---------------

Utilities (0.5%)
----------------
 Electric
 Duke Energy Corp.                                          2,140          82,197
 Mirant Corp. *                                             2,635          68,510
                                                                  ---------------
                                                                          150,707
                                                                  ---------------

Total Common Stock (cost $35,284,913)                                  29,151,912
                                                                  ---------------
-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.0%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
  1.500% 11-1-2001 (cost $1,228,052)                $   1,228,052 $     1,228,052
                                                                  ---------------

Total Investments (100.0%) (cost $36,512,965)                          30,379,964
                                                                  ---------------

Liabilities In Excess of Other Assets (0.0%)                              (17,508)
                                                                  ---------------
Net Assets (100.0%)                                               $    30,362,456
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - AMERICA/SM /


       ------------------------------------------------------------------
        Description                            Shares         Value
       ------------------------------------------------------------------
       COMMON STOCK (94.6%)
       Communications (4.7%)
       ---------------------
        Advertising
        Omnicom Group, Inc.                       60,000 $     4,606,800
                                                         ---------------

       Consumer Non-Cyclical (49.6%)
       -----------------------------
        Beverages (4.7%)
        The Coca-Cola Company                     96,200       4,606,056
                                                         ---------------

        Healthcare Products (7.7%)
        Johnson & Johnson                         61,700       3,573,047
        Medtronic, Inc.                           98,600       3,973,580
                                                         ---------------
                                                               7,546,627
                                                         ---------------

        Household Products (16.4%)
        Colgate-Palmolive Company                145,500       8,369,160
        Proctor & Gamble Company                  57,300       4,227,594
        The Gillette Company                     113,000       3,513,170
                                                         ---------------
                                                              16,109,924
                                                         ---------------

        Pharmaceuticals (20.8%)
        American Home Products Corp.              58,100       3,243,723
        Bristol-Myers Squibb Company, Inc.        76,000       4,062,200
        Pfizer, Inc.                             208,400       8,731,960
        Schering Plough Corp.                    119,400       4,439,292
                                                         ---------------
                                                              20,477,175
                                                         ---------------

       Financial (22.7%)
       -----------------
        Banks (4.6%)
        Citigroup, Inc.                           98,500       4,483,720
                                                         ---------------

-----------------------------------------------------------------------------------
 Description                                           Shares          Value
-----------------------------------------------------------------------------------
 Insurance (8.8%)
 American International Group, Inc.                      110,400   $    8,677,440
                                                                 ----------------

 Securities Brokers (9.3%)
 Goldman Sachs Group, Inc.                                59,000        4,611,440
 Merrill Lynch & Company, Inc.                           104,300        4,558,953
                                                                 ----------------
                                                                        9,170,393
                                                                 ----------------

Industrial (17.6%)
------------------
 Electronics (8.6%)
 General Electric Company                                233,700        8,509,017
                                                                 ----------------

 Machinery-Diversified (9.0%)
 United Technologies Corp.                               164,100        8,843,349
                                                                 ----------------

Total Common Stock (cost $98,710,492)                                  93,030,501
                                                                 ----------------
-----------------------------------------------------------------------------------
 Description                                         Principal         Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.4%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   2.000% 11-1-2001 (cost $6,291,737)               $  6,291,737   $    6,291,737
                                                                 ----------------

Total Investments (101.0%) (cost $105,002,229)                         99,322,238
                                                                 ----------------

Liabilities In Excess of Other Assets (-1.0%)                            (959,815)
                                                                 ----------------
Net Assets (100.0%)                                                $   98,362,423
                                                                 ================

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - GLOBAL/2/

---------------------------------------------------------------------------------
 Description                                         Shares           Value
---------------------------------------------------------------------------------
Australia (4.8%)
 COMMON STOCK
   The News Corp., Ltd. ADR                               18,700 $       514,624
                                                                 ---------------

Austria (4.3%)
 COMMON STOCK
   Nestle SA ADR                                           8,700         451,549
                                                                 ---------------

France (9.3%)
 COMMON STOCK
   L'Oreal SA ADR                                         32,900         454,553
   Vivendi Universal SA ADR                               11,400         531,582
                                                                 ---------------
                                                                         986,135
                                                                 ---------------

Germany (2.3%)
 COMMON STOCK
   SAP AG ADR *                                            9,600         246,720
                                                                 ---------------

Japan (8.6%)
 COMMON STOCK
   Canon, Inc. ADR                                        16,800         491,736
   Sony Corp. ADR                                         11,000         420,200
                                                                 ---------------
                                                                         911,936
                                                                 ---------------

Netherlands (3.9%)
 COMMON STOCK
   ING Groep NV ADR                                       16,600         412,676
                                                                 ---------------

South Korea (2.4%)
 COMMON STOCK
   Samsung Electronics Company, Ltd. GDR 144A              3,800         254,556
                                                                 ---------------

Switzerland (4.9%)
 COMMON STOCK
   Credit Suisse Group ADR                                14,300         522,825
                                                                 ---------------

------------------------------------------------------------------------------------------
 Description                                                 Shares           Value
------------------------------------------------------------------------------------------
United Kingdom (6.0%)
 COMMON STOCK
   AstraZeneca PLC ADR                                            14,100 $       636,051
                                                                         ---------------

United States (66.9%)
 COMMON STOCK (54.3%)
   American Home Products Corp.                                    8,600         480,138
   American International Group, Inc.                              7,500         589,500
   Cisco Systems, Inc. *                                          17,500         296,100
   Citigroup, Inc.                                                11,100         505,272
   Colgate-Palmolive Company                                      10,400         598,208
   General Electric Company                                       17,000         618,970
   Goldman Sachs Group, Inc.                                       6,600         515,856
   Intel Corp.                                                    10,400         253,968
   Johnson & Johnson                                               7,820         452,856
   Medtronic, Inc.                                                12,500         503,750
   Microsoft Corp. *                                               4,000         232,600
   Oracle Corp. *                                                 16,500         223,740
   Pfizer, Inc.                                                   11,900         498,610
                                                                         ---------------
                                                                               5,769,568
                                                                         ---------------
------------------------------------------------------------------------------------------
 Description                                               Principal          Value
------------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (12.6%)
   State Street Bank & Trust Eurodollar Time Deposit
    1.500% 11-1-2001 (cost $1,340,097)                  $      1,340,097 $     1,340,097
                                                                         ---------------
                                                                               7,109,665
                                                                         ---------------

Total Investments (113.4%) (cost $13,323,262)                                 12,046,737
                                                                         ---------------

Liabilities In Excess of Other Assets (-13.4%)                                (1,428,102)
                                                                         ---------------
Net Assets (100.0%)                                                      $    10,618,635
                                                                         ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - TECHNOLOGY/SM/


------------------------------------------------------------------------
 Description                                Shares           Value
------------------------------------------------------------------------
COMMON STOCK (94.7%)
Communications (2.0%)
---------------------
 Telecommunications Equipment
 Tellabs, Inc. *                                 23,500 $       320,775
                                                        ---------------

Consumer Cyclical (3.0%)
------------------------
 Housewares
 Corning, Inc.                                   61,100         492,466
                                                        ---------------

Financial (2.7%)
----------------
 Securities Brokers
 Nasdaq - 100 Shares *                           13,000         440,440
                                                        ---------------

Industrial (8.0%)
-----------------
 Machinery-Diversified
 Applied Materials, Inc. *                       38,000       1,296,180
                                                        ---------------

Technology (79.0%)
------------------
 Computers (17.6%)
 Dell Computer Corp. *                           32,500         779,350
 EMC Corp. *                                    105,000       1,293,600
 International Business Machines Corp.            7,200         778,104
                                                        ---------------
                                                              2,851,054
                                                        ---------------

 Office/Business Equipment (8.3%)
 Cisco Systems, Inc. *                           79,400       1,343,448
                                                        ---------------

-------------------------------------------------------------------------------------
 Description                                            Shares           Value
-------------------------------------------------------------------------------------
 Semiconductors (27.2%)
 Analog Devices, Inc. *                                      19,800 $       752,400
 Intel Corp.                                                 53,900       1,316,238
 Maxim Integrated Products, Inc. *                           17,200         786,900
 Texas Instruments, Inc.                                     27,500         769,725
 Xilinx, Inc. *                                              26,100         793,962
                                                                    ---------------
                                                                          4,419,225
                                                                    ---------------

 Software (25.9%)
 Agilent Technologies, Inc. *                                32,000         712,640
 Microsoft Corp. *                                           13,150         764,673
 Oracle Corp. *                                              97,300       1,319,388
 Sun Microsystems, Inc. *                                   139,500       1,415,925
                                                                    ---------------
                                                                          4,212,626
                                                                    ---------------

Total Common Stock (cost $23,501,258)                                    15,376,214
                                                                    ---------------
-------------------------------------------------------------------------------------
 Description                                           Principal         Value
-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.6%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
  1.500% 11-1-2001 (cost $1,237,767)                $     1,237,767 $     1,237,767
                                                                    ---------------

Total Investments (102.3%) (cost $24,739,025)                            16,613,981
                                                                    ---------------

Liabilities In Excess of Other Assets (-2.3%)                              (377,384)
                                                                    ---------------
Net Assets (100.0%)                                                 $    16,236,597
                                                                    ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX INTERNATIONAL EQUITY


-----------------------------------------------------------------------
 Description                                  Shares        Value
-----------------------------------------------------------------------
Australia (0.8%)
 COMMON STOCK
   National Australia Bank, Ltd.                  4,552 $       69,974
   The News Corp., Ltd. ADR                       1,100         30,272
                                                        --------------
                                                               100,246
                                                        --------------
Belgium (0.8%)
 COMMON STOCK
   Dexia                                          5,873         90,650
                                                        --------------
Canada (2.7%)
 COMMON STOCK
   Canadian Pacific Railway, Ltd. *               2,200         37,092
   Celestica, Inc.                                1,318         45,234
   Fairmont Hotels & Resorts, Inc. *              1,100         19,635
   PanCanadian Energy Corp. ADR                   3,000         83,100
   Suncor Energy, Inc.                            2,789         85,045
   Talisman Energy, Inc.                          1,682         59,184
                                                        --------------
                                                               329,290
                                                        --------------
Denmark (5.7%)
 COMMON STOCK
   Danske Bank A/S                               12,188        180,530
   ISS A/S *                                      1,089         51,354
   Novo Nordisk A/S                              10,049        407,659
   Vestas Wind Systems A/S                        1,620         50,930
                                                        --------------
                                                               690,473
                                                        --------------
Finland (0.2%)
 COMMON STOCK
   Sonera OY                                      5,182         29,475
                                                        --------------
France (12.3%)
 COMMON STOCK
   Accor SA                                       2,670         83,793
   Altran Technologies SA                           984         45,166
   Aventis SA                                     5,348        393,479
   Carrefour SA                                     710         36,327
   L'Air Liquide SA *                               577         77,791
   Lafarge SA                                       730         64,846
   Sanofi Synthelabo SA                           2,413        159,077
   Suez                                           7,500        235,778
   Technip-Coflexip SA ADR                          837         23,771
   Total Fina Elf SA                              1,194        167,638
   Vinci SA                                       1,632         98,410
   Vivendi Environnement                          2,497         95,982
                                                        --------------
                                                             1,482,058
                                                        --------------
Germany (5.6%)
 COMMON STOCK
   Allianz AG                                       841        197,475
   Altana AG *                                    1,367         63,976
   Bayerische Motoren Werke (BMW) AG              2,070         61,479
   E.On AG                                        2,770        143,348
   Henkel KGaA                                    1,300         76,634
   Karstadt Quelle AG                               465         14,836
   Muenchener Ruckversicherungs-Namen AG            419        110,490
                                                        --------------
                                                               668,238
                                                        --------------
Ireland (0.8%)
 COMMON STOCK
   CRH PLC                                        3,470         53,653
   Elan Corp. PLC ADR *                             931         42,500
                                                        --------------
                                                                96,153
                                                        --------------
Italy (5.0%)
 COMMON STOCK
   Alleanza Assicurazioni SpA                     7,771         80,080
   Autostrade Meridionali SpA *                  22,744        142,878
   Ente Nazionale Idrocarburi SpA                12,021        150,599
   Mediaset SpA                                   6,627         43,241
   Riunione Adriatica di Sicurta SpA *            8,100         97,176
   Telecom Italia SpA                            16,100         77,956
                                                        --------------
                                                               591,930
                                                        --------------

----------------------------------------------------------------------------------
 Description                                            Shares         Value
----------------------------------------------------------------------------------
Japan (11.3%)
 COMMON STOCK
   Acom Company, Ltd.                                         805 $        67,198
   Canon, Inc.                                              3,150          91,595
   Honda Motor Company, Ltd.                                3,421         122,668
   Ito-Yokado Company, Ltd.                                 1,000          44,107
   ITOUCHU Techno-Science Corp.                               500          33,815
   Japan Tobacco, Inc.                                          9          58,809
   KAO Corp.                                                3,000          71,061
   Mitsubishi Heavy Industries, Ltd.                       22,000          74,034
   Murata Manufacturing Company, Ltd.                         600          37,638
   Nintendo Company, Ltd.                                   1,904         293,617
   Nomura Holdings, Inc.                                    3,000          39,451
   NTT DoCoMo, Inc.                                             9         122,029
   Shionogi & Company, Ltd.                                 3,794          67,866
   Takeda Chemical Industries, Ltd.                         1,571          76,093
   The Tokio Marine & Fire Insurance Company, Ltd.         10,000          81,761
   Toyota Motor Corp.                                       1,531          37,140
   Yamato Transport Company, Ltd.                           2,207          41,371
                                                                  ---------------
                                                                        1,360,253
                                                                  ---------------

Mexico (0.6%)
 COMMON STOCK
   Telefonos de Mexico SA de C.V. ADR                       2,118          72,139
                                                                  ---------------

Netherlands (7.3%)
 COMMON STOCK
   Fortis NV *                                              2,000          47,340
   ING Groep NV                                             8,640         215,395
   Koninklijke (Royal) Philips Electronics NV NYRS          1,533          34,569
   Koninklijke Ahold NV *                                  14,100         396,689
   TNT Post Groep NV                                        4,063          79,424
   Unilever NV *                                            1,149          60,185
   Wolters Kluwer NV *                                      1,840          38,618
                                                                  ---------------
                                                                          872,220
                                                                  ---------------

South Korea (1.1%)
 COMMON STOCK
   Kookmin Bank                                             2,316          60,573
   Samsung Electronics Company, Ltd.                           90          12,095
   SK Telecom Company, Ltd. ADR                             2,600          54,808
                                                                  ---------------
                                                                          127,476
                                                                  ---------------

Spain (0.9%)
 COMMON STOCK
   Banco Popular Espanol SA                                 3,346         112,325
                                                                  ---------------

Sweden (1.2%)
 COMMON STOCK
   Hennes & Mauritz AB B Shares                             2,593          45,271
   Nordea AB                                                2,755          12,147
   Securitas AB                                             5,159          85,724
                                                                  ---------------
                                                                          143,142
                                                                  ---------------

Switzerland (6.4%)
 COMMON STOCK
   Credit Suisse Group                                      5,400         197,295
   Julius Baer Holding, Ltd.                                  120          36,646
   Nestle SA                                                  864         179,251
   Novartis AG                                              1,768          66,165
   Swisscom AG *                                              254          70,495
   UBS AG                                                   1,791          83,248
   Zuerich Rueckversicherung Koeln AG *                     1,346         138,389
                                                                  ---------------
                                                                          771,489
                                                                  ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX INTERNATIONAL EQUITY

--------------------------------------------------------------------------------
 Description                                         Shares          Value
--------------------------------------------------------------------------------
United Kingdom (31.7%)
 COMMON STOCK
   Amvescap PLC                                           1,900 $        22,673
   BAE SYSTEMS PLC *                                     25,300         122,787
   Barclays PLC                                           8,008         240,764
   BP PLC                                                13,555         109,577
   British American Tobacco PLC                          22,237         194,001
   British Sky Broadcasting Group PLC *                   6,308          70,684
   British Telecommunications PLC *                      19,269          97,303
   Canary Wharf Group PLC *                               9,280          60,197
   Capita Group PLC                                      13,550          86,072
   Centrica PLC                                          35,625         113,666
   Compass Group PLC                                     22,175         160,947
   Diageo PLC *                                          16,029         160,368
   Dixons Group PLC                                      17,500          53,417
   Exel PLC                                               5,963          59,268
   GlaxoSmithKline PLC ADR                                6,853         365,265
   Great Universal Stores PLC                            11,032          77,783
   Hanson PLC                                            10,054          68,730
   HSBC Holdings PLC                                     10,171         111,528
   Lloyds TSB Group PLC                                  11,783         118,744
   Next PLC                                              11,834         149,913
   Pearson PLC                                            4,300          51,656
   Prudential PLC                                         5,000          52,316
   Reckitt Benckiser PLC                                 10,728         150,031
   Reed International PLC                                25,649         210,144
   Rentokil Initial PLC                                  17,038          61,243
   Royal and Sun Alliance Insurance Group PLC            20,675         112,827
   Royal Bank of Scotland Group                           6,700         160,585
   Smith & Nephew PLC                                    20,901         117,406
   Tesco PLC                                             58,868         207,102
   Vodafone Group PLC                                    91,640         212,041
   WPP Group PLC                                          3,699          33,321
                                                                ---------------
                                                                      3,812,359
                                                                ---------------

--------------------------------------------------------------------------------------
 Description                                               Shares          Value
--------------------------------------------------------------------------------------
United States (4.7%)
 COMMON STOCK (4.0%)
   AFLAC, Inc.                                                  2,594 $        63,449
   Biovail Corp. *                                              1,989          94,000
   Tyco International, Ltd.                                     6,599         324,275
                                                                      ---------------
                                                                              481,724
                                                                      ---------------
--------------------------------------------------------------------------------------
 Description                                              Principal        Value
--------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (0.7%)
   State Street Bank & Trust Eurodollar Time Deposit
    1.000% 11-1-2001                                    $      80,661 $        80,661
                                                                      ---------------
                                                                              562,385
                                                                      ---------------

Total Investments (99.1%) (cost $12,250,902)                               11,912,301
                                                                      ---------------

       -------------------------------------------------------------------
       Notional
       Amount      Description                                Value
       -------------------------------------------------------------------
       UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
        CURRENCY CONTRACTS (0.0%) @
       B          27,187 British Pound 11-1-2001    Buy  $           (12)
       E          4,002 Euro 11-2-2001              Sell              40
       J          7,722,249 Japanese Yen 11-2-2001  Sell             324
       K          163,189 Swedish Krona 11-2-2001   Sell              79
                                                         ---------------

       Total Unrealized Net Gain on Forward Foreign
        Currency Contracts                                           431
                                                         ---------------

       Other Assets In Excess of Liabilities (0.9%)              109,587
                                                         ---------------
       Net Assets (100.0%)                               $    12,022,319
                                                         ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ISABELLE SMALL CAP VALUE

         --------------------------------------------------------------
          Description                          Shares       Value
         --------------------------------------------------------------
         COMMON STOCK (70.8%)
         Basic Materials (15.6%)
         -----------------------
          Chemicals (9.0%)
          American Vanguard Corp.               20,000 $       335,600
          Crompton Corp.                        89,800         651,050
          PolyOne Corp.                         74,500         636,975
          Terra Nitrogen Company                19,400         108,640
                                                       ---------------
                                                             1,732,265
                                                       ---------------

          Iron/Steel (5.7%)
          AK Steel Holdings Corp.               53,400         485,940
          Commonwealth Industries, Inc.         84,300         455,220
          RTI International Metals, Inc. *      15,100         148,735
                                                       ---------------
                                                             1,089,895
                                                       ---------------

          Paper Products (0.5%)
          Wausau-Mosinee Paper Corp.             8,500          87,975
                                                       ---------------

          Plastics (0.4%)
          Tupperware Corp.                       3,700          75,443
                                                       ---------------

         Communications (3.2%)
         ---------------------
          Telecommunications Equipment
          Signal Technology Corp. *            103,800         617,610
                                                       ---------------

         Consumer Cyclical (10.8%)
         -------------------------
          Auto Manufacturing (1.6%)
          National R.V. Holdings, Inc. *        37,000         314,500
                                                       ---------------

          Auto Parts/Equipment (2.3%)
          JLG Industries, Inc.                  32,500         321,750
          TransPro, Inc. *                      48,600         111,294
                                                       ---------------
                                                               433,044
                                                       ---------------

          Books, Cards & Stationery (1.1%)
          United Stationers, Inc.                7,500         210,375
                                                       ---------------

          Housewares (1.3%)
          Oneida, Ltd.                          19,500         249,600
                                                       ---------------

          Retail/Apparel (1.3%)
          Russell Corp.                         21,100         259,952
                                                       ---------------

          Retail/Specialty (3.2%)
          InterTAN, Inc. *                      59,600         533,420
          Wickes, Inc.*                         24,600          72,570
                                                       ---------------
                                                               605,990
                                                       ---------------

         Consumer Non-Cyclical (8.3%)
         ----------------------------
          Biotechnology (4.6%)
          ARIAD Pharmaceuticals, Inc. *        127,100         499,503
          EPIX Medical, Inc. *                  22,800         157,548
          Scios, Inc.*                           9,600         221,760
                                                       ---------------
                                                               878,811
                                                       ---------------

          Commercial Services/Business (3.3%)
          Butler International, Inc. *         126,900         326,133
          Transmedia Network, Inc. *            66,300         171,717
          Westaff, Inc. *                       67,000         133,993
                                                       ---------------
                                                               631,843
                                                       ---------------

          Healthcare Services (0.4%)
          America Service Group, Inc. *         14,300          45,045
          Ceres Group, Inc. *                   12,100          39,083
                                                       ---------------
                                                                84,128
                                                       ---------------

         Energy (1.4%)
         -------------
          Oil and Gas Producers
          McMoRan Exploration Company *          5,400          32,940
          Mission Resources Corp. *             63,700         238,875
                                                       ---------------
                                                               271,815
                                                       ---------------

         Financial (3.8%)
         ----------------
          Diversified (0.6%)
          4 Kids Entertainment, Inc. *           5,300         111,300
                                                       ---------------

-----------------------------------------------------------------------------------
 Description                                           Shares          Value
-----------------------------------------------------------------------------------
 Insurance (3.2%)
 Presidential Life Corp.                                    5,900 $       102,719
 StanCorp Financial Group, Inc.                            11,300         501,720
                                                                  ---------------
                                                                          604,439
                                                                  ---------------

Industrial (25.2%)
------------------
 Electronic Components/Equipment (5.7%)
 Duraswitch Industries, Inc. *                              3,700          32,375
 EMS Technologies, Inc. *                                   5,200          87,620
 GSI Lumonics, Inc. *                                      16,200         121,986
 MagneTek, Inc. *                                          55,100         476,615
 Technitrol, Inc.                                          11,100         276,168
 Woodhead Industries, Inc.                                  6,200         100,626
                                                                  ---------------
                                                                        1,095,390
                                                                  ---------------

 Electronics (3.5%)
 Craftmade International, Inc.                             34,400         409,360
 Pioneer-Standard Electronics, Inc.                        30,100         267,589
                                                                  ---------------
                                                                          676,949
                                                                  ---------------

 Engineering/Construction (0.6%)
 Sypris Solutions, Inc. *                                   8,300         111,220
                                                                  ---------------

 Machinery-Diversified (4.9%)
 DT Industries, Inc. *                                     92,200         575,328
 Gehl Company *                                            14,200         183,890
 NACCO Industries, Inc. Class A                             2,400         125,520
 York International Corp.                                   1,900          58,216
                                                                  ---------------
                                                                          942,954
                                                                  ---------------

 Metal Fabricate/Hardware (3.8%)
 A.M. Castle & Company                                     28,000         230,160
 Material Sciences Corp. *                                 49,500         487,080
                                                                  ---------------
                                                                          717,240
                                                                  ---------------

 Packaging & Containers (2.9%)
 Graphic Packaging International Corp. *                  107,400         555,258
                                                                  ---------------

 Trucking & Leasing (3.8%)
 Consolidated Freightways, Inc. *                         170,900         717,780
                                                                  ---------------

Technology (2.5%)
-----------------
 Computers (0.3%)
 Auspex Systems, Inc. *                                    32,400          58,320
                                                                  ---------------

 Software (2.2%)
 AremisSoft Corp. *                                         5,200           3,640
 BNS Company Class A                                        5,400          11,610
 Elite Information Group, Inc. *                           12,000         102,000
 Herley Industries, Inc. *                                  1,025          16,205
 Intergraph Corp. *                                         4,900          52,430
 Progress Software Corp. *                                  2,100          31,059
 SilverStream Software, Inc.*                              20,600          84,460
 Viewpoint Corp. *                                         30,700         122,800
                                                                  ---------------
                                                                          424,204
                                                                  ---------------

Total Common Stock (cost $14,703,948)                                  13,558,300
                                                                  ---------------
-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (32.1%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   2.000% 11-1-2001 (cost $6,151,004)               $   6,151,004 $     6,151,004
                                                                  ---------------

Total Investments (102.9%) (cost $20,854,952)                          19,709,304
                                                                  ---------------

Liabilities In Excess of Other Assets (-2.9%)                            (564,036)
                                                                  ---------------
Net Assets (100.0%)                                               $    19,145,268
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS BALANCED


-----------------------------------------------------------------------
 Description                                 Shares         Value
-----------------------------------------------------------------------
COMMON STOCK (43.7%)
Basic Materials (2.9%)
----------------------
 Chemicals (1.3%)
 E.I. du Pont de Nemours and Company            84,960 $     3,397,550
 Lyondell Chemical Company                     197,575       2,629,723
                                                       ---------------
                                                             6,027,273
                                                       ---------------

 Paper Products (1.6%)
 Kimberly-Clark Corp.                           46,080       2,557,901
 Minnesota Mining & Manufacturing Company       49,690       5,186,642
                                                       ---------------
                                                             7,744,543
                                                       ---------------

Communications (2.5%)
---------------------
 Cable TV (0.4%)
 Comcast Corp. Class A *                        54,899       1,967,580
                                                       ---------------

 Newspapers (1.0%)
 Viacom, Inc. Class B *                        124,663       4,551,446
                                                       ---------------

 Telecommunications Services (1.1%)
 AT&T Wireless Services, Inc. *                380,392       5,492,860
                                                       ---------------

Consumer Cyclical (4.6%)
------------------------
 Auto Manufacturing (1.7%)
 Bayerische Motoren Werke (BMW) AG + *         133,002       3,950,159
 General Motors Corp.                           77,850       3,216,762
 Harley Davidson, Inc.                          26,010       1,177,213
                                                       ---------------
                                                             8,344,134
                                                       ---------------

 Auto Parts/Equipment (0.8%)
 Delphi Automotive Systems Corp.               310,580       3,605,834
 Visteon Corp.                                  20,350         242,165
                                                       ---------------
                                                             3,847,999
                                                       ---------------

 Entertainment (0.7%)
 Liberty Media Corp. *                         131,610       1,538,521
 The Walt Disney Company                        98,305       1,827,490
                                                       ---------------
                                                             3,366,011
                                                       ---------------

 Jewelry (0.2%)
 Tiffany & Company                              45,160       1,056,292
                                                       ---------------

 Lodging (0.1%)
 Fairmont Hotels & Resorts, Inc. *              15,746         281,066
                                                       ---------------

 Retail/Broadline (0.5%)
 Wal-Mart Stores, Inc.                          45,295       2,328,163
                                                       ---------------

 Retail/Grocery (0.6%)
 Safeway, Inc. *                                74,250       3,092,513
                                                       ---------------

Consumer Non-Cyclical (9.4%)
----------------------------
 Beverages (2.3%)
 Anheuser-Busch Companies, Inc.                118,120       4,920,879
 Diageo PLC + *                                199,033       1,991,294
 PepsiCo, Inc.                                  84,055       4,094,319
                                                       ---------------
                                                            11,006,492
                                                       ---------------

 Biotechnology (0.7%)
 Monsanto Company                              102,395       3,204,964
                                                       ---------------

 Commercial Services/Business (0.5%)
 Fluor Corp.                                    69,225       2,576,555
                                                       ---------------

 Commercial Services/Technology (1.1%)
 Automatic Data Processing, Inc.               105,810       5,466,145
                                                       ---------------

 Healthcare Services (1.8%)
 Tenet Healthcare Corp. *                      150,010       8,628,575
                                                       ---------------

 Household Products (0.7%)
 Proctor & Gamble Company                       44,240       3,264,027
                                                       ---------------

            Pharmaceuticals (2.3%)
            American Home Products Corp.       93,085      5,196,935
            Eli Lilly and Company              48,575      3,715,988
            Pfizer, Inc.                       52,880      2,215,672
                                                      --------------
                                                          11,128,595
                                                      --------------

               ---------------------------------------------------
                Description                   Shares     Value
               ---------------------------------------------------
               Energy (3.9%)
               -------------
                Oil and Gas Producers (2.1%)
                Anadarko Petroleum Corp.       51,495 $ 2,937,790
                Burlington Resources, Inc.    118,530   4,415,243
                Enron Corp.                    87,020   1,209,577
                PanCanadian Energy Corp.       20,389     567,771
                PanCanadian Energy Corp. ADR   43,081   1,193,344
                                                      -----------
                                                       10,323,725
                                                      -----------

             Oil and Gas Services (1.8%)
             Exxon Mobil Corp.                   219,230  8,648,624
                                                         ----------

            Financial (11.7%)
            -----------------
             Banks (5.3%)
             Bank of America Corp.                58,250  3,436,168
             Citigroup, Inc.                     273,652 12,456,639
             J.P. Morgan Chase & Company         130,920  4,629,331
             ONO Finance PLC 144A ~*                 350      7,000
             The Bank of New York                 43,790  1,489,298
             U.S. Bancorp. NA                    192,981  3,431,202
                                                         ----------
                                                         25,449,638
                                                         ----------

             Diversified (0.8%)
             Berkshire Hathaway, Inc. *            1,745  4,107,730
                                                         ----------

             Insurance (5.2%)
             ACE, Ltd.                            78,420  2,764,305
             American International Group, Inc.   78,251  6,150,529
             Aon Corp.                            73,145  2,782,435
             Chubb Corp.                          50,355  3,439,247
             Marsh & McLennan Companies, Inc.     67,340  6,515,145
             XL Capital, Ltd. Class A             40,705  3,535,636
                                                         ----------
                                                         25,187,297
                                                         ----------

             Securities Brokers (0.4%)
             Merrill Lynch & Company, Inc.        40,750  1,781,183
                                                         ----------

            Industrial (4.3%)
            -----------------
             Aerospace/Defense (0.8%)
             Honeywell International, Inc.       130,620  3,859,821
                                                         ----------

             Electronics (2.0%)
             General Electric Company            261,290  9,513,569
                                                         ----------

             Engineering/Construction (0.3%)
             Halliburton Company                  63,140  1,558,927
                                                         ----------

             Metal Fabricate/Hardware (0.4%)
             Illinois Tool Works, Inc.            31,440  1,798,368
                                                         ----------

             Trucking & Leasing (0.8%)
             FedEx Corp. *                        95,955  3,941,831
                                                         ----------

            Technology (3.7%)
            -----------------
             Computers (0.6%)
             Apple Computer, Inc. *              176,690  3,102,676
                                                         ----------

             Office/Business Equipment (0.5%)
             Lexmark International, Inc. *        55,655  2,490,561
                                                         ----------

             Semiconductors (1.0%)
             Linear Technology Corp.              41,515  1,610,782
             Maxim Integrated Products, Inc. *    42,670  1,952,153
             Texas Instruments, Inc.              39,280  1,099,447
                                                         ----------
                                                          4,662,382
                                                         ----------

 Software (1.6%)
 Cadence Design Systems, Inc. *        161,800   3,420,452
 Microsoft Corp. *                      62,995   3,663,158
 Oracle Corp. *                         46,885     635,761
                                               -----------
                                                 7,719,371
                                               -----------

Utilities (0.7%)
----------------
 Gas
 El Paso Corp.                          65,260   3,201,656
                                               -----------

Total Common Stock (cost $234,611,542)         210,722,592
                                               -----------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

-------------------------------------------------------------------------------------
 Description                                               Shares         Value
-------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK (1.4%)
Communications (0.3%)
---------------------
 Newspapers
 Tribune Company                                              14,245 $     1,253,560
                                                                     ---------------

Energy (0.5%)
-------------
 Oil and Gas Services
 Coastal Corp.                                                77,525       2,583,908
                                                                     ---------------

Utilities (0.6%)
----------------
 Electric
 Reliant Energy, Inc.                                         54,530       2,775,577
                                                                     ---------------

Total Convertible Preferred Stock (cost $9,399,303)                        6,613,045
                                                                     ---------------
-------------------------------------------------------------------------------------
 Description                                             Principal        Value
-------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (0.4%)
Communications
--------------
 Broadcasting
 Clear Channel Communications, Inc.
  2.625% 4-1-2003 ($1,991,853)                          $  1,833,000 $     1,805,505
                                                                     ---------------

NON-CONVERTIBLE CORPORATE BONDS (20.9%)
Basic Materials (0.6%)
----------------------
 Chemicals
 E.I. du Pont de Nemours and Company 6.875% 10-15-2009     1,225,000       1,364,344
 Lyondell Chemical Company 9.625% 5-1-2007                 1,742,000       1,672,320
                                                                     ---------------
                                                                           3,036,664
                                                                     ---------------

Communications (3.0%)
---------------------
 Broadcasting (0.2%)
 Clear Channel Communications, Inc. 6.000% 11-1-2006       1,105,000       1,109,144
                                                                     ---------------

 Cable TV (1.2%)
 Cox Communications, Inc. 7.500% 8-15-2004                   375,000         406,406
 Cox Communications, Inc. 7.750% 8-15-2006                   675,000         743,344
 CSC Holdings, Inc. 7.625% 4-1-2011                        1,025,000       1,036,531
 CSC Holdings, Inc. 8.125% 8-15-2009                       1,000,000       1,047,500
 TCI Communications, Inc. 6.375% 5-1-2003                  2,625,000       2,720,156
                                                                     ---------------
                                                                           5,953,937
                                                                     ---------------

 Newspapers (0.4%)
 Viacom, Inc. 7.700% 7-30-2010                               400,000         446,500
 Viacom, Inc. 7.750% 6-1-2005                              1,135,000       1,257,013
                                                                     ---------------
                                                                           1,703,513
                                                                     ---------------

 Telecommunications Diversified (0.5%)
 VoiceStream Wireless Corp. 10.375% 11-15-2009             2,200,000       2,508,000
                                                                     ---------------

 Telecommunications Services (0.7%)
 AT&T Wireless Services, Inc. 7.350% 3-1-2006              2,900,000       3,095,750
                                                                     ---------------

 Consumer Cyclical (4.8%)
 ------------------------
  Auto Parts/Equipment (0.4%)
  Delphi Automotive Systems Corp. 6.550% 6-15-2006     2,055,000      2,083,256
                                                                 --------------

  Entertainment (0.0%)
  Six Flags, Inc. 9.750% 6-15-2007                       150,000        151,125
                                                                 --------------

  Restaurants (0.3%)
  Tricon Global Restaurants, Inc. 7.450% 5-15-2005     1,325,000      1,338,250
                                                                 --------------

  Retail/Broadline (1.2%)
  Fred Meyer, Inc. 7.450% 3-1-2008                       630,000        697,724
  Target Corp. 5.400% 10-1-2008                          400,000        406,000
  Target Corp. 5.500% 4-1-2007                         1,300,000      1,343,875
  Target Corp. 7.000% 7-15-2031                          650,000        694,688
  Wal-Mart Stores, Inc. 5.450% 8-1-2006                1,125,000      1,179,844
  Wal-Mart Stores, Inc. 6.875% 8-10-2009               1,125,000      1,257,188
                                                                 --------------
                                                                      5,579,319
                                                                 --------------

        ----------------------------------------------------------------
         Description                        Principal        Value
        ----------------------------------------------------------------
         Retail/Grocery (1.9%)
         Kroger Company 6.800% 12-15-2018  $    675,000 $       681,750
         Kroger Company 7.000% 5-1-2018         250,000         257,500
         Kroger Company 7.500% 4-1-2031         660,000         718,574
         Kroger Company 7.800% 8-15-2007        565,000         636,331
         Safeway, Inc. 6.150% 3-1-2006        1,600,000       1,684,000
         Safeway, Inc. 6.500% 11-15-2008        550,000         591,938
         Safeway, Inc. 6.500% 3-1-2011          730,000         772,888
         Safeway, Inc. 6.850% 9-15-2004         450,000         486,000
         Safeway, Inc. 7.250% 9-15-2004         250,000         272,812
         Safeway, Inc. 7.250% 2-1-2031        2,555,000       2,768,981
                                                        ---------------
                                                              8,870,774

                                                                     ----------

 Retail/Specialty (1.0%)
 Home Depot, Inc. 6.500% 9-15-2004                         4,600,000  4,985,250
                                                                     ----------

Consumer Non-Cyclical (4.1%)
----------------------------
 Beverages (2.4%)
 Anheuser-Busch Companies, Inc. 5.650% 9-15-2008           2,220,000  2,333,775
 Anheuser-Busch Companies, Inc. 5.750% 4-1-2010              600,000    621,750
 Anheuser-Busch Companies, Inc. 6.000% 4-15-2011           1,280,000  1,352,000
 Anheuser-Busch Companies, Inc. 6.800% 1-15-2031             525,000    572,906
 Anheuser-Busch Companies, Inc. 6.800% 8-20-2032             700,000    763,874
 Anheuser-Busch Companies, Inc. 7.550% 10-1-2030             480,000    573,000
 Coca-Cola Enterprises, Inc. 5.375% 8-15-2006                950,000    983,250
 Coca-Cola Enterprises, Inc. 6.125% 8-15-2011              1,450,000  1,515,250
 Coca-Cola Enterprises, Inc. 7.125% 9-30-2009              1,825,000  2,023,469
 PepsiCo, Inc. 4.500% 9-15-2004                              630,000    645,750
                                                                     ----------
                                                                     11,385,024
                                                                     ----------

 Food (0.6%)
 Kraft Foods, Inc. 4.625% 11-1-2006                           70,000     70,138
 Kellogg Company 5.500% 4-1-2003                           2,600,000  2,671,500
 Kellogg Company 7.450% 4-1-2031                             250,000    274,063
                                                                     ----------
                                                                      3,015,701
                                                                     ----------

 Healthcare Services (0.4%)
 Healthsouth Corp. 144A 7.375% 10-1-2006                     160,000    165,600
 Healthsouth Corp. 144A 8.375% 10-1-2011                     160,000    170,400
 Tenet Healthcare Corp. 8.125% 12-1-2008                     630,000    680,400
 UnitedHealth Group, Inc. 7.500% 11-15-2005                  700,000    758,625
                                                                     ----------
                                                                      1,775,025
                                                                     ----------

 Household Products (0.2%)
 International Flavors & Fragrance, Inc. 6.450% 5-15-2006  1,150,000  1,181,625
                                                                     ----------

 Pharmaceuticals (0.5%)
 Pfizer, Inc. 5.625% 2-1-2006                              1,290,000  1,354,500
 Warner-Lambert Company 6.000% 1-15-2008                   1,000,000  1,046,250
                                                                     ----------
                                                                      2,400,750
                                                                     ----------

Energy (0.6%)
-------------
 Oil and Gas Producers (0.2%)
 Burlington Resources, Inc. 7.200% 8-15-2031     1,010,000     1,011,263
                                                           -------------

 Oil and Gas Services (0.4%)
 Tosco Corp. 8.125% 2-15-2030                    1,525,000     1,763,281
                                                           -------------

Financial (5.9%)
----------------
 Banks (1.2%)
 Citigroup, Inc. 5.500% 8-9-2006                   510,000       529,763
 Citigroup, Inc. 6.500% 1-18-2011                1,000,000     1,066,250
 Citigroup, Inc. 7.250% 10-1-2010                1,690,000     1,873,788
 Firstar Corp. 7.125% 12-1-2009                    150,000       163,874
 J.P. Morgan Chase & Company 5.625% 8-15-2006      700,000       727,125
 J.P. Morgan Chase & Company 6.750% 2-1-2011       960,000     1,016,400
 U.S. Bancorp. NA 5.700% 12-15-2008                565,000       579,125
                                                           -------------
                                                               5,956,325
                                                           -------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

------------------------------------------------------------------------------------
 Description                                            Principal        Value
------------------------------------------------------------------------------------
Financial (continued)
---------------------
 Diversified (3.4%)
 American Express Company 6.750% 6-23-2004             $  1,400,000 $     1,506,750
 Associates Corp. of North America 5.750% 11-1-2003       1,450,000       1,518,875
 General Electric Capital Corp. 5.350% 3-30-2006          1,725,000       1,798,313
 General Electric Capital Corp. 5.375% 1-15-2003          1,495,000       1,541,718
 General Electric Capital Corp. 5.375% 4-23-2004          2,800,000       2,931,040
 General Electric Capital Corp. 7.250% 5-3-2004           1,400,000       1,529,500
 General Motors Acceptance Corp. 5.800% 3-12-2003           865,000         882,300
 General Motors Acceptance Corp. 6.750% 12-10-2002        2,300,000       2,366,125
 Household Finance Company 6.500% 1-24-2006                 900,000         949,500
 Household Finance Company 6.750% 5-15-2011               1,250,000       1,304,688
                                                                    ---------------
                                                                         16,328,809
                                                                    ---------------

 Insurance (0.5%)
 American General Finance Corp. 5.875% 7-14-2006          1,250,000       1,304,688
 SunAmerica, Inc. 6.750% 10-1-2007                        1,000,000       1,081,250
                                                                    ---------------
                                                                          2,385,938
                                                                    ---------------

 Securities Brokers (0.8%)
 Charles Schwab Corp. 8.050% 3-1-2010                     1,100,000       1,226,500
 Salomon Smith Barney Holdings, Inc. 6.500% 2-15-2008     2,315,000       2,477,050
                                                                    ---------------
                                                                          3,703,550
                                                                    ---------------

Industrial (1.1%)
-----------------
 Aerospace/Defense
 Honeywell International, Inc. 5.125% 11-1-2006           1,250,000       1,254,688
 Honeywell International, Inc. 6.125% 11-1-2011           1,000,000       1,012,500
 Lockheed Martin Corp. 7.250% 5-15-2006                     610,000         670,237
 Lockheed Martin Corp. 7.650% 5-1-2016                    1,400,000       1,639,750
 Lockheed Martin Corp. 8.200% 12-1-2009                     750,000         871,875
                                                                    ---------------
                                                                          5,449,050
                                                                    ---------------

Technology (0.3%)
-----------------
 Software
 MICROS Systems, Inc. 7.650% 8-15-2009                    1,475,000       1,543,219
                                                                    ---------------

Utilities (0.5%)
----------------
 Gas
 El Paso Corp. 7.000% 5-15-2011                           1,250,000       1,292,187
 El Paso Energy Corp. 8.050% 10-15-2030                   1,250,000       1,326,563
                                                                    ---------------
                                                                          2,618,750
                                                                    ---------------

Total Non-Convertible Corporate Bonds (cost $95,406,336)                100,933,292
                                                                    ---------------

      --------------------------------------------------------------------
       Description                              Principal      Value
      --------------------------------------------------------------------
      LONG-TERM GOVERNMENT BONDS (20.4%)
      United States Government Agencies (9.8%)
      ----------------------------------------
       Federal Home Loan Bank
         4.875% 5-14-2004                      $ 8,125,000 $    8,480,469
         6.500% 11-15-2005                       3,950,000      4,330,188
                                                           --------------
                                                               12,810,657
                                                           --------------

     Federal Home Loan Mortgage Corp.
       5.875% 3-21-2011                             1,780,000      1,873,450
                                                              --------------
     Federal National Mortgage Association
       4.750% 11-14-2003                           13,195,000     13,725,967
       5.500% 5-2-2006                              3,250,000      3,457,187
       5.500% 3-15-2011                             5,345,000      5,598,887
       6.250% 2-1-2011                              2,300,000      2,489,750
       6.625% 9-15-2009                             6,225,000      7,018,688
                                                              --------------
                                                                  32,290,479
                                                              --------------
    United States Government Securities (10.6%)
    -------------------------------------------
     Treasury Notes
       2.750% 9-30-2003                               750,000        754,860
       4.750% 1-31-2003                             2,600,000      2,684,292
       5.000% 2-15-2011                             4,355,000      4,596,528
       5.250% 2-15-2029                             4,310,000      4,442,317
       5.500% 2-15-2008                             3,960,000      4,316,677
       5.875% 11-15-2004                            7,420,000      8,040,831
       6.125% 8-15-2029                             9,095,000     10,575,757
       6.250% 8-15-2023                             3,755,000      4,320,879
       6.250% 5-15-2030                             3,475,000      4,142,026
       6.500% 10-15-2006                            2,265,000      2,555,894
       7.250% 5-15-2016                             3,750,000      4,663,763
                                                              --------------
                                                                  51,093,824
                                                              --------------

    Total Long-Term Government Bonds (cost $91,978,438)           98,068,410
                                                              --------------

    SHORT-TERM SECURITIES (12.4%)
    Commercial Paper (5.2%)
    -----------------------
     Household Finance Company 2.620% 11-1-2001     4,800,000      4,800,000
     The CIT Group, Inc. 2.620% 11-1-2001          20,000,000     20,000,000
                                                              --------------
                                                                  24,800,000
                                                              --------------

    United States Government Agencies (7.2%)
    ----------------------------------------
     Federal Home Loan Bank
       2.330% 11-16-2001                           20,000,000     19,980,583
       2.390% 11-20-2001                           10,000,000      9,987,386
                                                              --------------
                                                                  29,967,969
                                                              --------------
     Federal National Mortgage Association
       3.410% 7-12-2002                             5,000,000      4,931,250
                                                              --------------
                                                                  34,899,219
                                                              --------------

    Total Short-Term Securities (cost $59,648,144)                59,699,219
                                                              --------------

    Total Investments (99.2%) (cost $493,035,616)                477,842,063
                                                              --------------

    Other Assets In Excess of Liabilities (0.8%)                   3,953,943
                                                              --------------
    Net Assets (100.0%)                                       $  481,796,006
                                                              ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION


---------------------------------------------------------------------------
 Description                                     Shares         Value
---------------------------------------------------------------------------
COMMON STOCK (93.1%)
Communications (15.8%)
----------------------
 Advertising (3.0%)
 Lamar Advertising Company *                        87,025 $     2,732,585
 TMP Worldwide, Inc. *                              84,415       2,519,788
                                                           ---------------
                                                                 5,252,373
                                                           ---------------

 Broadcasting (1.3%)
 Cox Radio, Inc. Class A *                          35,970         780,549
 Entercom Communications Corp. *                    18,865         635,751
 Hispanic Broadcasting Corp. Class A *              47,665         798,865
                                                           ---------------
                                                                 2,215,165
                                                           ---------------

 Cable TV (2.1%)
 Charter Communications, Inc. *                    259,945       3,675,622
                                                           ---------------

 Telecommunications Diversified (2.4%)
 Western Wireless Corp. *                          142,345       4,152,204
                                                           ---------------

 Telecommunications Equipment (1.1%)
 EchoStar Communications Corp. *                    86,045       1,995,383
                                                           ---------------

 Telecommunications Services (5.9%)
 American Tower Corp. Class A *                    203,550       2,243,121
 AT&T Wireless Services, Inc. *                    105,915       1,529,412
 Crown Castle International Corp. *                502,685       5,881,415
 SBA Communications Corp. *                         74,805         613,401
                                                           ---------------
                                                                10,267,349
                                                           ---------------

Consumer Cyclical (4.4%)
------------------------
 Entertainment (1.0%)
 Liberty Media Corp. *                             151,630       1,772,555
                                                           ---------------

 Lodging (0.5%)
 Starwood Hotels & Resorts Worldwide, Inc.          40,795         899,122
                                                           ---------------

 Retail/Drug Based (2.8%)
 Walgreen Company                                  149,195       4,830,934
                                                           ---------------

 Retail/Specialty (0.1%)
 Fastenal Company                                    3,090         182,464
                                                           ---------------

Consumer Non-Cyclical (49.8%)
-----------------------------
 Biotechnology (5.9%)
 Abgenix, Inc. *                                    59,635       1,776,527
 CuraGen Corp. *                                    44,530       1,027,307
 Invitrogen Corp. *                                 47,710       2,926,531
 Medarex, Inc. *                                    99,520       2,050,112
 Quest Diagnostics, Inc. *                          38,950       2,546,551
                                                           ---------------
                                                                10,327,028
                                                           ---------------

 Commercial Services/Business (15.4%)
 Cendant Corp. *                                   267,875       3,471,660
 Concord EFS, Inc. *                               175,515       4,803,846
 eBay, Inc. *                                      168,315       8,833,171
 Moody's Corp.                                      27,990         971,812
 Paychex, Inc.                                     246,548       7,904,329
 Universal Compression Holdings, Inc. *             30,620         857,054
                                                           ---------------
                                                                26,841,872
                                                           ---------------

 Commercial Services/Education (3.7%)
 Apollo Group, Inc. Class A *                      156,664       6,368,392
                                                           ---------------

 Commercial Services/Technology (1.0%)
 Affiliated Computer Services, Inc. Class A *       13,535       1,191,757
 Certegy, Inc. *                                    21,310         607,335
                                                           ---------------
                                                                 1,799,092
                                                           ---------------

 Commercial Services/Transportation (0.3%)
 Expeditors International of Washington, Inc.       10,805         488,385
                                                           ---------------

          Healthcare Products (3.4%)
          Apogent Technologies, Inc. *           41,555        973,218
          Biomet, Inc.                            1,055         32,178
          Omnicare, Inc.                         47,130        936,944
          St. Jude Medical, Inc. *               21,890      1,554,190
          Stryker Corp.                          42,320      2,380,077
                                                        --------------
                                                             5,876,607
                                                        --------------

        -----------------------------------------------------------------
         Description                             Shares       Value
        -----------------------------------------------------------------
         Healthcare Services (12.1%)
         AFLAC, Inc.                              46,595 $     1,139,714
         Community Health Systems, Inc. *         84,915       2,122,875
         Enzon, Inc. *                            78,310       4,843,473
         Health Management Associates, Inc. *    122,985       2,396,978
         Human Genome Sciences, Inc. *           133,000       5,669,790
         Laboratory Corp. of America Holdings *   47,145       4,063,899
         Manor Care, Inc. *                       31,845         743,899
                                                         ---------------
                                                              20,980,628
                                                         ---------------

         Pharmaceuticals (8.0%)
         Andrx Group *                            67,240       4,365,893
         Cardinal Health, Inc.                    37,967       2,547,965
         King Pharmaceuticals, Inc. *             23,179         903,749
         Millennium Pharmaceuticals, Inc. *      115,275       2,934,902
         Sepracor, Inc. *                         65,995       3,130,803
                                                         ---------------
                                                              13,883,312
                                                         ---------------

        Energy (3.5%)
        -------------
         Oil and Gas Producers (1.0%)
         EOG Resources, Inc.                      49,695       1,757,712
                                                         ---------------

         Oil and Gas Services (2.5%)
         Hanover Compressor Company *            155,775       4,296,275
                                                         ---------------

        Financial (6.0%)
        ----------------
         Banks (1.4%)
         North Fork Bancorp., Inc.                14,020         391,158
         Northern Trust Corp.                     40,100       2,024,649
                                                         ---------------
                                                               2,415,807
                                                         ---------------

         Diversified (2.5%)
         Berkshire Hathaway, Inc. *                1,500       3,531,000
         National Commerce Financial Corp.        38,765         881,904
                                                         ---------------
                                                               4,412,904
                                                         ---------------

         Insurance (1.0%)
         MGIC Investment Corp.                    31,705       1,640,417
                                                         ---------------

         Securities Brokers (1.1%)
         Charles Schwab Corp.                     78,985       1,017,327
         E*TRADE Group, Inc. *                   145,900         952,727
         SEI Investments Company                     360          11,070
                                                         ---------------
                                                               1,981,124
                                                         ---------------

        Industrial (1.2%)
        -----------------
         Transportation/Air
         Southwest Airlines Company              133,960       2,129,963
                                                         ---------------
        Technology (6.6%)
        -----------------
         Office/Business Equipment (0.4%)
         Symbol Technologies, Inc.                53,650         689,403
                                                         ---------------

         Semiconductors (6.2%)
         Cree, Inc. *                            231,590       4,157,041
         Intergrated Device Technology, Inc. *    98,590       2,745,732
         Intersil Corp. Class A                   57,195       1,873,135
         NVIDIA Corp. *                           27,280       1,169,221
         Plexus Corp. *                           33,365         834,125
                                                         ---------------
                                                              10,779,254
                                                         ---------------
        Utilities (5.8%)
        ----------------
         Electric (2.6%)
         Calpine Corp. *                         117,620       2,911,095
         The AES Corp. *                         115,580       1,600,783
                                                         ---------------
                                                               4,511,878
                                                         ---------------

 Gas (3.2%)
 Kinder Morgan, Inc.                   110,925     5,505,208
                                               -------------

Total Common Stock (cost $221,437,752)           161,928,432
                                               -------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

      ---------------------------------------------------------------------
       Description                             Principal        Value
      ---------------------------------------------------------------------
      NON-CONVERTIBLE CORPORATE BONDS (0.1%)
      Communications
      --------------
       Telecommunications Services
       American Tower Corp.
         9.375% 2-1-2009 (cost $248,364)     $     265,000 $       215,313
                                                           ---------------

       SHORT-TERM SECURITIES (6.9%)
       Commercial Paper (5.8%)
       -----------------------
        The CIT Group, Inc. 2.620% 11-1-2001        2,000,000  2,000,000
        Household Finance Company 2.620% 11-1-2001  8,000,000  8,000,000
                                                              ----------
                                                              10,000,000
                                                              ----------

  Repurchase Agreements (0.0%)
  ----------------------------
   State Street Bank & Trust ***
     1.000% Repurchase Agreement dated 10-31-2001
     to be repurchased at $21,143 on 11-1-2001           21,142        21,142
                                                                -------------

 ------------------------------------------------------------------------------
  Description                                     Principal        Value
 ------------------------------------------------------------------------------
 United States Government Agencies (1.1%)
 ----------------------------------------
  Federal Home Loan Mortgage Corp.
    2.330% 11-16-2001                           $   2,000,000 $     1,998,059
                                                              ---------------

 Total Short-Term Securities (cost $12,019,201)                    12,019,201
                                                              ---------------

 Total Investments (100.1%) (cost $233,705,317)                   174,162,946
                                                              ---------------

 Liabilities In Excess of Other Assets (-0.1%)                       (279,502)
                                                              ---------------
 Net Assets (100.0%)                                          $   173,883,444
                                                              ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME


----------------------------------------------------------------------------
 Description                                          Principal    Value
----------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (56.8%)
Communications (7.0%)
---------------------
 Broadcasting (0.2%)
 Price Communications Corp. 11.750% 7-15-2007         $  225,000 $  241,875
                                                                 ----------

 Cable TV (1.1%)
 CSC Holdings, Inc. 7.625% 4-1-2011                      600,000    606,750
 Mediacom Broadband LLC 144A 11.000% 7-15-2013           400,000    424,000
                                                                 ----------
                                                                  1,030,750
                                                                 ----------

 Newspapers (1.6%)
 Viacom, Inc. 6.400% 1-30-2006                         1,500,000  1,584,375
                                                                 ----------

 Telecommunications Diversified (0.8%)
 France Telecom SA 144A ADR 7.750% 3-1-2011              700,000    763,000
                                                                 ----------

 Telecommunications Services (3.3%)
 American Cellular Corp. 9.500% 10-15-2009               170,000    170,850
 BellSouth Corp. 6.875% 10-15-2031                       110,000    113,437
 Equinix, Inc. 13.000% 12-1-2007                         250,000     75,000
 Qwest Capital Funding, Inc. 144A 5.875% 8-3-2004      1,100,000  1,122,000
 Qwest Capital Funding, Inc. 6.250% 7-15-2005            800,000    829,000
 Qwest Capital Funding, Inc. 144A 7.625% 8-3-2021        300,000    294,750
 WorldCom, Inc. - WorldCom Group 6.500% 5-15-2004        500,000    518,750
                                                                 ----------
                                                                  3,123,787
                                                                 ----------

Consumer Cyclical (8.9%)
------------------------
 Leisure Time (0.8%)
 Bally Total Fitness Holding Corp. 9.875% 10-15-2007     750,000    750,000
                                                                 ----------

 Lodging (0.8%)
 Hard Rock Hotel, Inc. 9.250% 4-1-2005                   250,000    222,500
 Isle of Capri Black Hawk LLC 13.000% 8-31-2004          525,000    559,125
                                                                 ----------
                                                                    781,625
                                                                 ----------

 Retail/Broadline (3.4%)
 Fred Meyer, Inc. 7.150% 3-1-2003                        400,000    419,500
 Fred Meyer, Inc. 7.375% 3-1-2005                        600,000    655,500
 Fred Meyer, Inc. 7.450% 3-1-2008                      1,000,000  1,107,500
 Wal-Mart Stores, Inc. 6.875% 8-10-2009                1,000,000  1,117,500
                                                                 ----------
                                                                  3,300,000
                                                                 ----------

 Retail/Grocery (3.9%)
 Delhaize America, Inc. 144A 7.375% 4-15-2006            550,000    600,187
 Delhaize America, Inc. 144A 8.125% 4-15-2011            500,000    563,125
 Kroger Company 7.500% 4-1-2031                          750,000    816,563
 Marsh Supermarkets, Inc. 8.875% 8-1-2007                250,000    240,000
 Safeway, Inc. 6.150% 3-1-2006                         1,140,000  1,199,850
 Safeway, Inc. 6.500% 3-1-2011                           300,000    317,625
                                                                 ----------
                                                                  3,737,350
                                                                 ----------

Consumer Non-Cyclical (19.9%)
-----------------------------
 Beverages (0.7%)
 Coca-Cola Enterprises, Inc. 6.125% 8-15-2011            600,000    627,000
                                                                 ----------

 Biotechnology (2.0%)
 Quest Diagnostics, Inc. 6.750% 7-12-2006              1,000,000  1,051,250
 Quest Diagnostics, Inc. 7.500% 7-12-2011                825,000    884,813
                                                                 ----------
                                                                  1,936,063
                                                                 ----------

 Commercial Services/Auto (1.1%)
 PHH Corp. 8.125% 2-3-2003                             1,000,000  1,018,750
                                                                 ----------

 Commercial Services/Business (1.2%)
 Cendant Corp. 144A 6.875% 8-15-2006                   1,250,000  1,185,937
                                                                 ----------

 Commercial Services/Technology (2.3%)
 AOL Time Warner, Inc. 6.125% 4-15-2006                1,000,000  1,042,500
 AOL Time Warner, Inc. 7.250% 10-15-2017                 750,000    768,750
 AOL Time Warner, Inc. 8.180% 8-15-2007                  375,000    427,500
                                                                 ----------
                                                                  2,238,750
                                                                 ----------

    -------------------------------------------------------------------------
     Description                                       Principal    Value
    -------------------------------------------------------------------------
     Food (4.2%)
     ConAgra Foods, Inc. 6.750% 9-15-2011              $  500,000 $  528,125
     Hormel Foods Corp. 144A 6.625% 6-1-2011              390,000    410,475
     Kellogg Company 5.500% 4-1-2003                      500,000    513,750
     Kellogg Company 6.000% 4-1-2006                      650,000    681,688
     Kellogg Company 6.600% 4-1-2011                      500,000    530,000
     Kraft Foods, Inc. 4.625% 11-1-2006                   700,000    701,386
     Kraft Foods, Inc 5.625% 11-1-2011                    700,000    703,976
                                                                  ----------
                                                                   4,069,400
                                                                  ----------

     Healthcare Services (7.4%)
     HCA, Inc. 6.910% 6-15-2005                         1,000,000  1,045,000
     HCA, Inc. 7.875% 2-1-2011                            120,000    129,000
     HCA, Inc. 8.360% 4-15-2024                           250,000    247,169
     Health Net, Inc. 8.375% 4-15-2011                     90,000     96,300
     Healthsouth Corp. 144A 7.375% 10-1-2006              575,000    595,125
     Healthsouth Corp. 8.500% 2-1-2008                    600,000    642,000
     Tenet Healthcare Corp. 144A 5.375% 11-15-2006      1,400,000  1,395,408
     Tenet Healthcare Corp. 144A 6.375% 12-1-2011         700,000    699,699
     Tenet Healthcare Corp. 7.875% 1-15-2003              400,000    419,000
     UnitedHealth Group, Inc. 7.500% 11-15-2005           590,000    639,413
     WellPoint Health Networks, Inc. 6.375% 6-15-2006   1,185,000  1,229,437
                                                                  ----------
                                                                   7,137,551
                                                                  ----------

     Household Products (1.0%)
     The Dial Corp. 6.500% 9-15-2008                      460,000    455,400
     The Dial Corp. 7.000% 8-15-2006                      450,000    460,125
                                                                  ----------
                                                                     915,525
                                                                  ----------

    Energy (2.5%)
    -------------
     Oil and Gas Producers (1.3%)
     Louis Dreyfus Natural Gas Corp. 6.875% 12-1-2007     245,000    259,088
     Petroleos Mexicanos 144A 6.500% 2-1-2005 #           975,000    988,406
                                                                  ----------
                                                                   1,247,494
                                                                  ----------

     Oil and Gas Services (1.2%)
     Conoco Funding Company 5.450% 10-15-2006             525,000    531,562
     Conoco Funding Company 6.350% 10-15-2011             565,000    574,181
                                                                  ----------
                                                                   1,105,743
                                                                  ----------

    Financial (6.3%)
    ----------------
     Banks (0.6%)
     Citigroup, Inc. 7.250% 10-1-2010                     250,000    277,187
     HUBCO, Inc. 8.200% 9-15-2006                         300,000    307,125
                                                                  ----------
                                                                     584,312
                                                                  ----------

     Diversified (2.5%)
     Ford Motor Credit Company 5.750% 2-23-2004           750,000    764,063
     Ford Motor Credit Company 6.875% 2-1-2006          1,000,000  1,023,750
     Sprint Capital Corp. 6.000% 1-15-2007                590,000    588,118
                                                                  ----------
                                                                   2,375,931
                                                                  ----------

     Insurance (0.5%)
     Delphi Financial Group, Inc. 8.000% 10-1-2003        500,000    523,125
                                                                  ----------

     Savings & Loan (2.7%)
     Golden State Holdings 7.000% 8-1-2003              1,500,000  1,533,750
     GS Escrow Corp. 7.125% 8-1-2005                    1,000,000  1,018,750
                                                                  ----------
                                                                   2,552,500
                                                                  ----------

    Industrial (4.9%)
    -----------------
     Environmental Control (4.5%)
     Allied Waste Industries, Inc. 7.625% 1-1-2006      1,000,000  1,002,500
     Republic Services, Inc. 6.750% 8-15-2011             850,000    885,063
     Waste Management, Inc. 7.000% 10-1-2004            1,000,000  1,061,250
     Waste Management, Inc. 7.375% 8-1-2010             1,250,000  1,337,500
                                                                  ----------
                                                                   4,286,313
                                                                  ----------

     Transportation/Air (0.4%)
     United Air Lines, Inc. 6.831% 9-1-2008               440,000    394,680
                                                                  ----------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME


--------------------------------------------------------------------------------
 Description                                             Principal     Value
--------------------------------------------------------------------------------
Technology (1.8%)
-----------------
 Computers (0.7%)
 International Business Machines Corp. 4.875% 10-1-2006  $  700,000 $   712,250
                                                                    -----------

 Software (1.1%)
 Raytheon Company 6.150% 11-1-2008                          550,000     555,500
 Raytheon Company 6.500% 7-15-2005                          480,000     501,600
                                                                    -----------
                                                                      1,057,100
                                                                    -----------

Utilities (5.5%)
----------------
 Electric (5.0%)
 Calpine Corp. 8.500% 2-15-2011                           1,500,000   1,509,375
 Carolina Power and Light 6.650% 4-1-2008                   500,000     533,750
 Cinergy Corp. 6.250% 9-1-2004                              650,000     670,312
 Public Service Electric and Gas Company 144A
  6.875% 4-15-2006                                        1,250,000   1,320,313
 Public Service Electric and Gas Company 144A
  7.750% 4-15-2011                                          675,000     739,969
                                                                    -----------
                                                                      4,773,719
                                                                    -----------

 Gas (0.5%)
 Kinder Morgan, Inc. 6.750% 3-15-2011                       300,000     313,125
 Kinder Morgan, Inc. 7.400% 3-15-2031                       205,000     214,225
                                                                    -----------
                                                                        527,350
                                                                    -----------

Total Non-Convertible Corporate Bonds (cost $52,900,549)             54,582,255
                                                                    -----------

CONVERTIBLE CORPORATE BONDS (2.2%)
Communications (0.1%)
---------------------
 Telecommunications Services
 Pegasus Media & Communications, Inc.
   12.500% 7-1-2005                                          70,000      61,250
                                                                    -----------

Financial (2.1%)
----------------
 Diversified
 Verizon Global Funding Corp. + 5.750% 4-1-2003           2,000,000   2,041,300
                                                                    -----------

Total Convertible Corporate Bonds (cost $2,044,571)                   2,102,550
                                                                    -----------

LONG-TERM GOVERNMENT BONDS (36.8%)
Foreign Government (0.0%)
-------------------------
 United Mexican States 8.375% 1-14-2011                      10,000      10,250
                                                                    -----------

United States Government Agencies (23.0%)
-----------------------------------------
 Federal National Mortgage Association
   5.250% 6-15-2006                                       5,025,000   5,288,812
   5.500% 5-2-2006                                        1,050,000   1,116,938
   6.000% 5-15-2011                                       7,700,000   8,325,625
   6.250% 2-1-2011                                        2,600,000   2,814,500
   6.625% 11-15-2030                                      4,000,000   4,565,000
                                                                    -----------
                                                                     22,110,875
                                                                    -----------

United States Government Securities (13.8%)
-------------------------------------------
 Treasury Notes
   4.625% 5-15-2006                                         245,000     256,331
   5.000% 8-15-2011                                       8,355,000   8,840,259
   5.375% 2-15-2031                                         500,000     537,890
   6.250% 5-15-2030                                       3,015,000   3,593,729
                                                                    -----------
                                                                     13,228,209
                                                                    -----------

Total Long-Term Government Bonds (cost $33,671,705)                  35,349,334
                                                                    -----------

-----------------------------------------------------------------------------------
 Description                                           Shares          Value
-----------------------------------------------------------------------------------
COMMON STOCK (0.0%)
Communications (0.0%)
---------------------
 Telecommunications Services
 Equinix, Inc. Warrants *                                     130 $         1,950
 Versatel Telecom International NV Warrants *                  75              37
                                                                  ---------------
                                                                            1,987
                                                                  ---------------

Financial (0.0%)
----------------
 Banks
 ONO Finance PLC 144A Warrants *                              250           7,250
                                                                  ---------------

Total Common Stock (cost $498)                                              9,237
                                                                  ---------------

NON-CONVERTIBLE PREFERRED STOCK (0.1%)
Financial
---------
 Savings & Loan
 Chevy Chase Savings Bank (cost $116,375)                   3,500          91,875
                                                                  ---------------
-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.5%)
Commercial Paper (2.0%)
-----------------------
 Household Finance Company 2.620% 11-1-2001         $   1,900,000 $$    1,900,000
                                                                  ---------------

Time Deposit (2.5%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.500% 11-1-2001                                     2,404,200       2,404,200
                                                                  ---------------

Total Short-Term Securities (cost $4,304,200)                           4,304,200
                                                                  ---------------

Total Investments (100.4%) (cost $93,037,898)                          96,439,451
                                                                  ---------------

Liabilities In Excess of Other Assets (-0.4%)                            (413,676)
                                                                  ---------------
Net Assets (100.0%)                                               $    96,025,775
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL


-----------------------------------------------------------------------------------
 Description                                             Shares         Value
-----------------------------------------------------------------------------------
Brazil (2.3%)
 COMMON STOCK
   Embraer-Empresa Brasileira de Aeronautica SA ADR         28,840 $       494,894
   Petroleo Brasileiro SA ADR                              673,520      12,931,584
   Petroleo Brasileiro SA ADR                              347,230       6,944,600
                                                                   ---------------
                                                                        20,371,078
                                                                   ---------------

Canada (0.9%)
 COMMON STOCK
   Bombardier, Inc.                                        164,210       1,065,593
   PanCanadian Energy Corp.                                233,580       6,504,481
   PanCanadian Energy Corp. ADR                             14,271         395,307
                                                                   ---------------
                                                                         7,965,381
                                                                   ---------------

China (0.5%)
 COMMON STOCK
   PetroChina Company, Ltd.                             26,506,000       4,995,360
                                                                   ---------------

Finland (1.3%)
 COMMON STOCK (0.6%)
   Nokia Corp. OY                                          238,980       4,996,354
                                                                   ---------------

 CONVERTIBLE PREFERRED STOCK (0.7%)
   Nokia Corp. OY ADR                                      316,198       6,485,221
                                                                   ---------------
                                                                        11,481,575
                                                                   ---------------

France (3.8)
 COMMON STOCK
   AXA SA                                                  296,485       6,484,127
   Sanofi Synthelabo SA                                     83,569       5,509,286
   Schneider Electric SA                                   109,130       4,368,692
   Total Fina Elf SA                                       128,880      18,094,752
                                                                   ---------------
                                                                        34,456,857
                                                                   ---------------

Germany (1.6%)
 COMMON STOCK (1.1%)
   Bayer AG                                                 94,966       2,786,302
   Bayerische Motoren Werke (BMW) AG                       176,383       5,238,575
   Muenchener Ruckversicherungs-Namen AG                     8,651       2,281,269
                                                                   ---------------
                                                                        10,306,146
                                                                   ---------------

 CONVERTIBLE PREFERRED STOCK (0.5%)
   Porsche AG                                               16,404       4,576,716
                                                                   ---------------
                                                                        14,882,862
                                                                   ---------------

Hong Kong (1.3%)
 COMMON STOCK
   China Mobile, Ltd. *                                  1,160,000       3,517,179
   China Mobile, Ltd. ADR *                                477,440       7,266,637
   Citic Pacific, Ltd.                                     338,000         693,333
   Television Broadcasts, Ltd.                             142,000         418,718
                                                                   ---------------
                                                                        11,895,867
                                                                   ---------------

Israel (1.0%)
 COMMON STOCK
   Check Point Software Technologies, Ltd. ADR *            95,665       2,824,031
   Teva Pharmaceutical Industries, Ltd. ADS                 98,605       6,093,789
                                                                   ---------------
                                                                         8,917,820
                                                                   ---------------

Japan (6.8%)
 COMMON STOCK
   Hoya Corp.                                               48,700       2,907,760
   NTT DoCoMo, Inc.                                          1,766      23,944,785
   Rohm Company, Ltd.                                       28,400       3,022,560
   Sony Corp.                                              125,500       4,746,100
   Takeda Chemical Industries, Ltd.                        332,000      16,080,699
   The Tokio Marine & Fire Insurance Company, Ltd.         183,000       1,496,226
   Tokyo Electron, Ltd.                                     29,000       1,191,456
   Yamanouchi Parmaceutica Company, Ltd.                   277,000       8,212,938
                                                                   ---------------
                                                                        61,602,524
                                                                   ---------------

        -----------------------------------------------------------------
         Description                             Shares       Value
        -----------------------------------------------------------------
        Mexico (2.8%)
         COMMON STOCK
           America Movil SA de C.V. ADS *        193,015 $     2,895,225
           Grupo Televisa SA de C.V. GDR *       317,480       9,667,266
           Telefonos de Mexico SA de C.V. ADR    360,270      12,270,796
                                                         ---------------
                                                              24,833,287
                                                         ---------------

     Netherlands (7.8%)
      COMMON STOCK
        Akzo Nobel NV                                96,288      3,947,327
        ASML Holding NV *                           229,707      3,307,781
        ASML Holding NV NYRS *                      295,742      4,252,770
        Elsevier NV                                 124,614      1,447,890
        Fortis NV                                   132,133      3,127,588
        Heineken NV                                  42,460      1,561,042
        Koninklijke Ahold NV *                      542,565     15,264,524
        STMicroelectronics NV                       394,959     11,161,541
        STMicroelectronics NV NYRS                  164,247      4,593,988
        Unilever NV *                               284,706     14,912,900
        Wolters Kluwer NV                           314,158      6,593,548
                                                            --------------
                                                                70,170,899
                                                            --------------

     South Korea (0.3%)
      COMMON STOCK
        Samsung Electronics Company, Ltd.            17,780      2,389,488
                                                            --------------

     Spain (2.7%)
      COMMON STOCK
        Banco Bilbao Vizcaya SA                   1,397,802     15,637,211
        Repsol-YPF SA *                             339,949      4,925,861
        Telefonica SA                               289,999      3,481,728
                                                            --------------
                                                                24,044,800
                                                            --------------

     Sweden (1.9%)
      COMMON STOCK
        Assa Abloy AB Class B                       616,798      7,015,499
        Securitas AB                                586,228      9,741,016
                                                            --------------
                                                                16,756,515
                                                            --------------

     Switzerland (2.9%)
      COMMON STOCK
        Roche Holding AG                            129,260      8,958,810
        Serono SA                                     6,052      4,781,599
        UBS AG                                       63,710      2,961,306
        Zuerich Rueckversicherung Koeln AG *         63,341      6,512,416
        Zurich Financial Service                     11,104      2,541,552
                                                            --------------
                                                                25,755,683
                                                            --------------

     United Kingdom (7.3%)
      COMMON STOCK
        Abbey National PLC                          149,348      2,222,288
        AstraZeneca PLC                             153,870      6,939,260
        BP PLC                                    1,190,713      9,625,621
        Capita Group PLC                            484,338      3,076,596
        Diageo PLC                                  983,465      9,839,414
        GlaxoSmithKline PLC                          71,330      1,919,317
        Lloyds TSB Group PLC                        283,031      2,852,275
        Pearson PLC                                 471,666      5,666,166
        Reckitt Benckiser PLC                       208,373      2,914,087
        Reed International PLC                      116,524        954,688
        Reuters Group PLC                           122,495      1,161,369
        Safeway PLC                                 810,250      4,121,012
        Standard Chartered PLC                      588,442      5,912,960
        Vodafone Group PLC                        2,709,051      6,268,331
        Vodafone Group PLC ADR                       65,095      1,504,995
        WPP Group PLC                                55,058        495,962
                                                            --------------
                                                                65,474,341
                                                            --------------

     United States (54.6%)
      COMMON STOCK (41.8%)
        Abbott Laboratories, Inc.                   142,825      7,566,869
        Amdocs, Ltd. *                              202,570      5,289,103
        American Express Company                    108,370      3,189,329

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

-------------------------------------------------------------------------------------
 Description                                             Shares           Value
-------------------------------------------------------------------------------------
United States (continued)
 COMMON STOCK (continued)
   American Home Products Corp.                              101,365 $     5,659,208
   Anadarko Petroleum Corp.                                  108,150       6,169,958
   AOL Time Warner, Inc. *                                   271,751       8,481,349
   Applied Materials, Inc. *                                  95,085       3,243,349
   Automatic Data Processing, Inc.                            39,005       2,014,998
   Bristol-Myers Squibb Company, Inc.                         86,490       4,622,891
   Carnival Corp.                                             60,240       1,312,027
   Cendant Corp. *                                           402,975       5,222,556
   CIGNA Corp.                                                62,420       4,550,418
   Citigroup, Inc.                                           584,063      26,586,548
   Clear Channel Communications, Inc. *                      400,893      15,282,041
   Comcast Corp. Class A *                                   342,710      12,282,726
   Costco Wholesale Corp. *                                   67,575       2,556,362
   Electronic Data Systems Corp.                              62,280       4,008,964
   Estee Lauder Companies, Inc. Class A                      203,260       6,555,135
   Exxon Mobil Corp.                                         146,905       5,795,402
   Federal National Mortgage Association                      88,200       7,140,672
   Fiserv, Inc. *                                            111,082       4,131,140
   Genentech, Inc. *                                          66,420       3,470,445
   General Dynamics Corp.                                     27,750       2,264,400
   General Electric Company                                  508,600      18,518,126
   Goldman Sachs Group, Inc.                                  78,405       6,128,135
   Human Genome Sciences, Inc. *                              61,395       2,617,269
   International Business Machines Corp.                      30,925       3,342,065
   Johnson & Johnson                                         120,280       6,965,415
   Marsh & McLennan Companies, Inc.                           47,460       4,591,755
   Medtronic, Inc.                                           226,955       9,146,287
   Microsoft Corp. *                                         173,680      10,099,492
   Northern Trust Corp.                                       32,330       1,632,342
   OSI Pharmaceutical, Inc. *                                 22,040       1,006,787
   Paychex, Inc.                                              51,947       1,665,421
   PepsiCo, Inc.                                              92,315       4,496,664
   Pfizer, Inc.                                              530,142      22,212,950
   Pharmacia Corp.                                           183,879       7,450,777
   Raytheon Company                                           75,440       2,432,940
   Safeway, Inc. *                                            39,330       1,638,095
   Schlumberger, Ltd.                                        161,930       7,840,651
   Sepracor, Inc. *                                           44,305       2,101,829
   State Street Corp.                                         44,175       2,011,730
   SunGard Data Systems, Inc. *                               71,140       1,792,728
   Texas Instruments, Inc.                                    92,580       2,591,314
   The Allstate Corp.                                        164,690       5,167,972
   The Bank of New York                                      228,815       7,781,998
   The Boeing Company                                        165,125       5,383,075
   The McGraw-Hill Companies, Inc.                            99,970       5,256,423
   The Walt Disney Company                                   503,755       9,364,805
   Tyco International, Ltd.                                  837,845      41,171,703
   U.S. Bancorp. NA                                          189,020       3,360,776
   United Parcel Service, Inc.                                42,570       2,171,070
   VERITAS Software Corp. *                                   18,465         524,037
   Viacom, Inc. Class B *                                    341,255      12,459,220
   Wal-Mart Stores, Inc.                                     216,685      11,137,609
   Walgreen Company                                          145,010       4,695,424
                                                                     ---------------
                                                                         376,152,774
                                                                     ---------------
-------------------------------------------------------------------------------------
 Description                                            Principal         Value
-------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (12.8%)
   Federal Home Loan Bank
    2.330% 11-16-2001                                $    40,000,000 $    39,961,167
    2.400% 12-03-2001                                     42,500,000      42,409,333
   Federal Home Loan Mortgage Corp.
    3.460% 1-11-2002                                      10,000,000       9,962,500
   The CIT Group, Inc. 2.620% 11-1-2001                   22,400,000      22,400,000
   State Street Bank & Trust ***
    1.000% Repurchase Agreement dated 10-31-2001
    to be repurchased at $61,221 on 11-1-2001                 61,219          61,219
                                                                     ---------------
                                                                         114,794,219
                                                                     ---------------
                                                                         490,946,993
                                                                     ---------------

Total Investments (99.8%) (cost $1,029,472,065)                          896,941,330
                                                                     ---------------

            ---------------------------------------------------------
            Notional
            Amount               Description               Value
            ---------------------------------------------------------
            UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
             CURRENCY CONTRACTS (0.1%) @

       B   113,193 British Pound 11-1-2001            Buy $          275
       B   13,260,377 British Pound 11-2-2001         Buy        213,959
       B   12,632,913 British Pound 11-2-2001        Sell       (355,694)
       B   10,300,000 British Pound 11-9-2001        Sell        (48,177)
       B   2,700,000 British Pound 11-9-2001          Buy        113,953
       B   1,000,000 British Pound 2-7-2002          Sell         (4,280)
       B   4,900,000 British Pound 4-26-2002         Sell       (139,399)
       B   8,800,000 British Pound 5-10-2002         Sell         10,560
       C   236,268 Canadian Dollar 11-1-2001          Buy         (1,156)
       C   216,896 Canadian Dollar 11-2-2001          Buy           (808)
       C   3,700,000 Canadian Dollar 11-16-2001      Sell         86,654
       C   2,800,000 Canadian Dollar 11-16-2001       Buy        (55,050)
       C   5,200,000 Canadian Dollar 2-7-2002        Sell         97,604
       C   4,300,000 Canadian Dollar 2-7-2002         Buy        (58,030)
       E   92,490 Euro 11-1-2001                      Buy           (367)
       E   87,737,033 Euro 11-2-2001                 Sell     (1,882,026)
       E   85,362,823 Euro 11-2-2001                  Buy      1,219,725
       E   97,700,000 Euro 11-9-2001                 Sell       (353,932)
       E   81,700,000 Euro 11-9-2001                  Buy      1,438,797
       E   39,300,000 Euro 11-16-2001                Sell       (653,423)
       E   21,600,000 Euro 11-16-2001                 Buy      1,166,760
       E   17,800,000 Euro 1-22-2002                 Sell       (490,776)
       E   8,900,000 Euro 1-22-2002                   Buy         62,939
       E   3,100,000 Euro 2-7-2002                   Sell         15,981
       E   29,700,000 Euro 4-26-2002                 Sell       (214,891)
       E   14,700,000 Euro 5-10-2002                 Sell         88,200
       F   202,841 Swiss Franc 11-2-2001             Sell          1,012
       F   19,200,000 Swiss Franc 11-9-2001          Sell       (231,246)
       F   17,300,000 Swiss Franc 11-9-2001           Buy        685,415
       F   7,250,000 Swiss Franc 11-16-2001          Sell       (245,555)
       F   14,000,000 Swiss Franc 4-26-2002          Sell       (127,594)
       H   286,978 Hong Kong Dollar 11-1-2001        Sell              1
       H   146,300,000 Hong Kong Dollar 11-2-2001    Sell          1,299
       H   146,300,000 Hong Kong Dollar 11-2-2001     Buy         (2,216)
       H   16,700,000 Hong Kong Dollar 11-9-2001     Sell           (475)
       H   16,700,000 Hong Kong Dollar 11-9-2001      Buy           (225)
       H   413,800,000 Hong Kong Dollar 11-16-2001   Sell        (12,505)
       H   306,100,000 Hong Kong Dollar 11-16-2001    Buy         (9,629)
       J   3,345,000,000 Japanese Yen 11-2-2001       Buy       (196,575)
       J   3,387,602,732 Japanese Yen 11-2-2001      Sell         99,635
       J   3,745,000 Japanese Yen 11-9-2001          Sell      1,241,865
       J   3,745,000,000 Japanese Yen 11-9-2001       Buy       (569,274)
       J   1,400,000,000 Japanese Yen 11-16-2001     Sell        213,170
       J   1,400,000,000 Japanese Yen 11-16-2001      Buy        (20,025)
       J   450,000,000 Japanese Yen 1-22-2002        Sell        (13,718)
       J   225,000,000 Japanese Yen 1-22-2002         Buy         (1,086)
       J   2,200,000,000 Japanese Yen 2-7-2002       Sell        355,765
       J   2,200,000,000 Japanese Yen 2-7-2002        Buy       (519,300)
       J   2,800,000,000 Japanese Yen 4-26-2002      Sell        (49,933)
       J   2,760,000,000 Japanese Yen 5-10-2002      Sell         77,412
       M   70,000,000 Mexican Peso 4-26-2002         Sell         30,652
       W   1,700,000,000 South Korean Won 1-28-2002  Sell        (18,278)
                                                          --------------

       Total Unrealized Net Gain on Forward Foreign
        Currency Contracts                                       945,990
                                                          --------------

       Other Assets In Excess of Liabilities (0.1%)              722,463
                                                          --------------
       Net Assets (100.0%)                                $  898,609,783
                                                          ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GROWTH


      --------------------------------------------------------------------
       Description                                Shares       Value
      --------------------------------------------------------------------
      COMMON STOCK (90.4%)
      Communications (10.7%)
      ----------------------
       Broadcasting (1.4%)
       Clear Channel Communications, Inc. *        689,790 $   26,294,795
                                                           --------------
       Cable TV (1.6%)
       Comcast Corp. Class A *                     799,155     28,641,715
                                                           --------------
       Newspapers (4.7%)
       Viacom, Inc. Class B *                    2,377,550     86,804,351
                                                           --------------
       Telecommunications Equipment (3.0%)
       EchoStar Communications Corp. *           1,658,315     38,456,325
       Network Appliance, Inc. *                 1,214,265     16,149,724
                                                           --------------
                                                               54,606,049
                                                           --------------
      Consumer Cyclical (13.6%)
      -------------------------
       Entertainment (3.4%)
       Liberty Media Corp. *                     4,116,550     48,122,469
       The Walt Disney Company                     766,010     14,240,126
                                                           --------------
                                                               62,362,595
                                                           --------------
       Lodging (0.6%)
       MGM Mirage *                                486,800     10,855,640
                                                           --------------
       Jewelry (1.8%)
       Tiffany & Company                         1,391,280     32,542,039
                                                           --------------
       Retail/Broadline (3.9%)
       Costco Wholesale Corp. *                  1,905,890     72,099,819
                                                           --------------
       Retail/Specialty (3.9%)
       Home Depot, Inc.                          1,904,602     72,812,934
                                                           --------------

      Consumer Non-Cyclical (27.4%)
      -----------------------------
       Biotechnology (1.6%)
       Amgen, Inc. *                               515,720     29,303,210
                                                           --------------
       Commercial Services/Business (4.9%)
       eBay, Inc. *                              1,708,075     89,639,776
                                                           --------------
       Commercial Services/Technology (9.0%)
       AOL Time Warner, Inc. *                   5,311,245    165,763,957
                                                           --------------
       Healthcare Products (3.2%)
       Medtronic, Inc.                           1,455,195     58,644,359
                                                           --------------
       Healthcare Services (1.0%)
       AFLAC, Inc.                                 409,455     10,015,269
       Oxford Health Plans, Inc. *                 339,630      8,001,683
                                                           --------------
                                                               18,016,952
                                                           --------------
       Household Products (1.0%)
       Colgate-Palmolive Company                   331,850     19,088,012
                                                           --------------
       Pharmaceuticals (6.7%)
       American Home Products Corp.                368,950     20,598,479
       Andrx Group *                               126,870      8,237,669
       Genentech, Inc. *                         1,128,425     58,960,206
       McKesson Corp.                              293,625     10,861,189
       Teva Pharmaceutical Industries, Ltd. ADS    412,585     25,497,753
                                                           --------------
                                                              124,155,296
                                                           --------------
      Financial (5.3%)
      ----------------
       Banks (0.9%)
       Citigroup, Inc.                             356,805     16,241,764
                                                           --------------
       Insurance (1.2%)
       American International Group, Inc.          289,710     22,771,206
                                                           --------------
       Securities Brokers (3.2%)
       Charles Schwab Corp.                      1,840,410 $   23,704,481
       Merrill Lynch & Company, Inc.               791,420     34,592,968
                                                           --------------
                                                               58,297,449
                                                           --------------

--------------------------------------------------------------------------------
 Description                                          Shares         Value
--------------------------------------------------------------------------------
Industrial (11.0%)
------------------
 Electronics (8.9%)
 General Electric Company                              4,490,295 $  163,491,641
                                                                 --------------
 Miscellaneous Manufacturing (2.1%)
 Tyco International, Ltd.                                791,980     38,917,897
                                                                 --------------
Technology (22.4%)
------------------
 Office/Business Equipment (5.0%)
 Cisco Systems, Inc. *                                 5,461,342     92,405,907
                                                                 --------------
 Semiconductors (10.5%)
 ASML Holding NV NYRS *                                2,863,490     41,176,987
 JDS Uniphase Corp. *                                  1,479,280     11,819,447
 Maxim Integrated Products, Inc. *                     1,155,575     52,867,556
 Vitesse Semiconductor Corp. *                         1,793,150     16,927,336
 Xilinx, Inc. *                                        2,312,200     70,337,124
                                                                 --------------
                                                                    193,128,450
                                                                 --------------
 Software (6.9%)
 Brocade Communications Systems, Inc. *                1,313,380     32,243,479
 Cerner Corp. *                                          134,135      7,209,756
 Microsoft Corp. *                                       743,970     43,261,856
 Teradyne, Inc. *                                      1,172,600     27,028,430
 VERITAS Software Corp. *                                612,412     17,380,252
                                                                 --------------
                                                                    127,123,773
                                                                 --------------

Total Common Stock (cost $1,845,947,686)                          1,664,009,586
                                                                 --------------

CONVERTIBLE PREFERRED STOCK (2.6%)
Communications
--------------
 Telecommunications Equipment
 Nokia Corp. OY ADR (cost $13,008,131)                 2,308,130     47,339,746
                                                                 --------------
--------------------------------------------------------------------------------
 Description                                         Principal       Value
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.3%)
Commercial Paper (4.1%)
-----------------------
 The CIT Group, Inc. 2.620% 11-1-2001              $  74,800,000 $   74,800,000
                                                                 --------------

Repurchase Agreements (0.0%)
----------------------------
 State Street Bank & Trust ***
   1.000% Repurchase Agreement dated 10-31-2001
   to be repurchased at $18,953 on 11-1-2001              18,952         18,952
                                                                 --------------

United States Government Agencies (3.2%)
----------------------------------------
 Federal Home Loan Mortgage Corp.
   3.460% 1-11-2002                                   25,000,000     24,906,250
 Federal National Mortgage Association
   3.480% 7-26-2002                                   15,000,000     14,775,000
   3.520% 12-14-2001                                  20,000,000     19,915,911
                                                                 --------------
                                                                     59,597,161
                                                                 --------------

Total Short-Term Securities (cost $134,177,116)                     134,416,113
                                                                 --------------

Total Investments (100.3%) (cost $1,993,132,933)                  1,845,765,445
                                                                 --------------

                           ---------------------------
                           Notional
                           Amount   Description Value
                           ---------------------------

       UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
         CURRENCY CONTRACTS (0.0%) @
       J      4,200,000,000 Japanese Yen 11-9-2001   Sell $      828,862
       J     4,200,000,000 Japanese Yen 11-9-2001    Buy        (973,808)
                                                          --------------

       Total Unrealized Net Loss on Forward Foreign
        Currency Contracts                                      (144,946)
                                                          --------------

       Liabilities In Excess of Other Assets (-0.3%)          (5,210,111)
                                                          --------------
       Net Assets (100.0%)                                $1,840,410,388
                                                          ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME


----------------------------------------------------------------
 Description                               Shares     Value
----------------------------------------------------------------
COMMON STOCK (69.1%)
Basic Materials (2.4%)
----------------------
 Chemicals (1.9%)
 E.I. du Pont de Nemours and Company        7,875 $     314,921
 Solutia, Inc.                              5,080        60,960
                                                  -------------
                                                        375,881
                                                  -------------

 Paper Products (0.5%)
 Minnesota Mining & Manufacturing Company   1,015       105,946
                                                  -------------

Communications (7.3%)
---------------------
 Cable TV (3.8%)
 Comcast Corp. Class A *                   13,400       480,256
 Cox Communications, Inc. Class A *         7,265       278,250
                                                  -------------
                                                        758,506
                                                  -------------

 Newspapers (1.8%)
 Viacom, Inc. Class B *                    10,019       365,794
                                                  -------------

 Publishing (0.3%)
 Valassis Communications, Inc. *            1,805        56,316
                                                  -------------

 Telecommunications Services (1.4%)
 AT&T Wireless Services, Inc. *            16,185       233,711
 Telefonica SA +                            3,396        40,772
                                                  -------------
                                                        274,483
                                                  -------------

Consumer Cyclical (5.5%)
------------------------
 Auto Manufacturing (0.5%)
 Bayerische Motoren Werke (BMW) AG + *      2,093        62,162
 Harley Davidson, Inc.                        990        44,807
                                                  -------------
                                                        106,969
                                                  -------------

 Auto Parts/Equipment (0.9%)
 Delphi Automotive Systems Corp.           16,195       188,024
                                                  -------------

 Entertainment (2.9%)
 Liberty Media Corp. *                     38,060       444,922
 Park Place Entertainment Corp. *          11,520        82,482
 The Walt Disney Company                    2,860        53,167
                                                  -------------
                                                        580,571
                                                  -------------

 Jewelry (0.1%)
 Tiffany & Company                            480        11,227
                                                  -------------

 Lodging (0.3%)
 Fairmont Hotels & Resorts, Inc. *          3,077        54,924
                                                  -------------

 Retail/Apparel (0.1%)
 Gap, Inc.                                  2,095        27,382
                                                  -------------

 Toys/Games/Hobbies (0.7%)
 Mattel, Inc.                               6,840       129,481
                                                  -------------

Consumer Non-Cyclical (14.1%)
-----------------------------
 Beverages (3.8%)
 Anheuser-Busch Companies, Inc.             5,800       241,628
 Coca-Cola Enterprises, Inc.               11,005       201,942
 PepsiCo, Inc.                              6,519       317,540
                                                  -------------
                                                        761,110
                                                  -------------

 Commercial Services/Business (1.9%)
 Fluor Corp.                                5,740       213,643
 Paychex, Inc.                              4,840       155,170
                                                  -------------
                                                        368,813
                                                  -------------

 Commercial Services/Technology (2.0%)
 AOL Time Warner, Inc. *                    5,382       167,972
 Arbitron, Inc. *                             432        11,664
 Ceridian Corp. *                           7,870       129,776
 VeriSign, Inc. *                           2,430        94,065
                                                  -------------
                                                        403,477
                                                  -------------

 Healthcare Products (1.1%)
 Medtronic, Inc.                            5,545       223,464
                                                  -------------

 Household Products (0.7%)
 Proctor & Gamble Company                   1,930       142,395
                                                  -------------

    ------------------------------------------------------------------------
     Description                                       Shares     Value
    ------------------------------------------------------------------------
     Pharmaceuticals (4.6%)
     Allergan, Inc.                                     1,850 $     132,811
     American Home Products Corp.                       4,060       226,670
     Pfizer, Inc.                                      13,015       545,329
                                                              -------------
                                                                    904,810
                                                              -------------

    Energy (5.4%)
    -------------
     Coal (0.1%)
     Fording, Inc.                                        864        13,219
                                                              -------------

     Oil and Gas Producers (2.2%)
     Burlington Resources, Inc.                         5,405       201,336
     Enron Corp.                                        9,455       131,425
     PanCanadian Energy Corp. ADR                       4,003       110,883
                                                              -------------
                                                                    443,644
                                                              -------------

     Oil and Gas Services (3.1%)
     Conoco, Inc.                                       4,200       107,940
     Exxon Mobil Corp.                                 12,810       505,355
                                                              -------------
                                                                    613,295
                                                              -------------

    Financial (21.3%)
    -----------------
     Banks (8.2%)
     Bank of America Corp.                              1,980       116,800
     Citigroup, Inc.                                   18,515       842,803
     J.P. Morgan Chase & Company                        8,105       286,593
     U.S. Bancorp. NA                                  21,967       390,573
                                                              -------------
                                                                  1,636,769
                                                              -------------

     Diversified (2.1%)
     Berkshire Hathaway, Inc. *                            70       164,780
     Household International, Inc.                      4,765       249,210
                                                              -------------
                                                                    413,990
                                                              -------------

     Insurance (8.6%)
     American International Group, Inc.                 8,696       683,506
     Aon Corp.                                          4,400       167,376
     INA-Istituto Nazionale delle Assicurazioni SpA +   4,305       117,979
     John Hancock Financial Services, Inc.              3,600       122,688
     Liberty Financial Companies, Inc.                    345        11,319
     Marsh & McLennan Companies, Inc.                   3,960       383,130
     PartnerRe, Ltd. ADR                                2,875       133,687
     Principal Financial Group *                        1,560        35,100
     The St. Paul Companies, Inc.                         410        18,819
     Willis Group Holdings, Ltd. *                      1,695        39,477
                                                              -------------
                                                                  1,713,081
                                                              -------------

     Securities Brokers (2.4%)
     Charles Schwab Corp.                               8,335       107,355
     Goldman Sachs Group, Inc.                          2,915       227,836
     Merrill Lynch & Company, Inc.                      3,225       140,965
                                                              -------------
                                                                    476,156
                                                              -------------

    Industrial (4.8%)
    -----------------
     Aerospace/Defense (1.5%)
     Honeywell International, Inc.                     10,250       302,889
                                                              -------------

     Electronics (1.9%)
     General Electric Company                          10,115       368,288
                                                              -------------

     Miscellaneous Manufacturing (1.4%)
     Tyco International, Ltd.                           5,759       282,997
                                                              -------------

    Technology (5.4%)
    -----------------
     Computers (1.1%)
     Apple Computer, Inc. *                            10,625       186,575
     EMC Corp. *                                        3,165        38,993
                                                              -------------
                                                                    225,568
                                                              -------------

     Semiconductors (2.1%)
     Advanced Micro Devices, Inc. *                     7,580        74,587
     Linear Technology Corp.                            3,395       131,726
     Maxim Integrated Products, Inc. *                  4,430       202,673
                                                              -------------
                                                                    408,986
                                                              -------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

-------------------------------------------------------------------------------
 Description                                        Shares          Value
-------------------------------------------------------------------------------
Technology (continued)
----------------------
 Software (2.2%)
 Electronic Arts, Inc. *                                   575 $        29,590
 Microsoft Corp. *                                       7,200         418,680
                                                               ---------------
                                                                       448,270
                                                               ---------------

Utilities (2.9%)
----------------
 Electric (0.4%)
 Duke Energy Corp.                                       2,205          84,694
                                                               ---------------

 Gas (2.5%)
 El Paso Corp.                                           7,719         378,694
 Kinder Morgan, Inc.                                     2,400         119,112
                                                               ---------------
                                                                       497,806
                                                               ---------------

Total Common Stock (cost $15,528,024)                               13,769,225
                                                               ---------------

CONVERTIBLE PREFERRED STOCK (2.0%)

Communications (0.5%)
---------------------
 Telecommunications Equipment
 Nokia Corp. OY ADR                                      5,100         104,601
                                                               ---------------

Consumer Cyclical (0.5%)
------------------------
 Auto Manufacturing
 Porsche AG +                                              374         104,346
                                                               ---------------

Utilities (1.0%)
----------------
 Electric
 Reliant Energy, Inc.                                    3,830         194,947
                                                               ---------------

Total Convertible Preferred Stock (cost $517,486)                      403,894
                                                               ---------------
-------------------------------------------------------------------------------
 Description                                       Principal        Value
-------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (0.1%)
Communications (0.0%)
---------------------
 Telecommunications Services
 American Tower Corp. 5.000% 2-15-2010           $      10,000 $         6,900
                                                               ---------------

Energy (0.0%)
-------------
 Oil and Gas Producers
 Devon Energy Corp. 144A 0.000% 6-27-2020 ^              7,000           3,203
                                                               ---------------

Technology (0.1%)
-----------------
 Software
 BEA Systems, Inc. 4.000% 12-15-2006                     9,000           7,200
                                                               ---------------

Total Convertible Corporate Bonds (cost $27,876)                        17,303
                                                               ---------------

NON-CONVERTIBLE CORPORATE BONDS (3.1%)
Consumer Cyclical (1.4%)
------------------------
 Retail/Broadline
 Wal-Mart Stores, Inc. 4.375% 8-1-2003                 275,000         280,973
                                                               ---------------

Financial (1.1%)
----------------
 Securities Brokers
 Merrill Lynch & Company, Inc. 6.150% 1-26-2006        175,000         184,205
 Merrill Lynch & Company, Inc. 6.800% 11-3-2003         35,000          37,363
                                                               ---------------
                                                                       221,568
                                                               ---------------

Industrial (0.6%)
-----------------
 Transportation/Railroad
 Wisconsin Central Transportation
 Corp. 6.625% 4-15-2008                                115,000         121,122
                                                               ---------------

Total Non-Convertible Corporate Bonds (cost $603,705)                  623,663
                                                               ---------------

-----------------------------------------------------------------------------------
 Description                                          Principal         Value
-----------------------------------------------------------------------------------
LONG-TERM GOVERNMENT BONDS (1.9%)
United States Government Securities
-----------------------------------
 Treasury Notes
   5.250% 8-15-2003                                $       250,000 $       262,597
   5.250% 5-15-2004                                        110,000         116,738
                                                                   ---------------

Total Long-Term Government Bonds (cost $364,360)                           379,335
                                                                   ---------------

SHORT-TERM SECURITIES (23.7%)
Repurchase Agreement (0.1%)
---------------------------
 State Street Bank & Trust ***
   1.000% Repurchase Agreement dated 10-31-2001
   to be repurchased at $14,797 on 11-1-2001                14,796          14,796
                                                                   ---------------

United States Government Agencies (23.6%)
-----------------------------------------
 Federal Home Loan Mortgage Corp.
   2.480% 11-1-2001                                      4,700,000       4,700,000
                                                                   ---------------

Total Short-Term Securities (cost $4,714,796)                            4,714,796
                                                                   ---------------

Total Investments (99.9%) (cost $21,756,247)                            19,908,216
                                                                   ---------------

                           ---------------------------
                           Notional
                           Amount   Description Value
                           ---------------------------

      UNREALIZED LOSS ON FORWARD FOREIGN
       CURRENCY CONTRACTS (0.0%) @
       E   19,949 Euro 11-1-2001                   Buy $             (79)
                                                       -----------------

      Total Unrealized Net Loss on Forward Foreign
       Currency Contracts                                            (79)
                                                       -----------------
      Other Assets In Excess of Liabilities (0.1%)                23,879
                                                       -----------------
      Net Assets (100.0%)                              $      19,932,016
                                                       =================

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY


--------------------------------------------------------------------------
 Description                                   Shares          Value
--------------------------------------------------------------------------
COMMON STOCK (89.1%)
Basic Materials (11.3%)
-----------------------
 Chemicals (4.8%)
 Cambrex Corp.                                     18,100 $       669,700
 Crompton Corp.                                    62,300         451,675
 IMC Global, Inc.                                  35,000         376,250
 Solutia, Inc.                                     67,100         805,200
 The Valspar Corp.                                 21,600         725,112
                                                          ---------------
                                                                3,027,937
                                                          ---------------

 Iron/Steel (1.2%)
 Engelhard Corp.                                   29,800         780,164
                                                          ---------------

 Mining (2.2%)
 Newmont Mining Corp.                              45,100       1,046,320
 Stillwater Mining Company *                       20,200         314,918
                                                          ---------------
                                                                1,361,238
                                                          ---------------

 Paper Products (2.4%)
 Boise Cascade Corp.                               37,500       1,071,000
 Pactiv Corp. *                                    28,200         456,840
                                                          ---------------
                                                                1,527,840
                                                          ---------------

 Plastics (0.7%)
 Tupperware Corp.                                  21,400         436,346
                                                          ---------------

Communications (11.2%)
----------------------
 Broadcasting (0.3%)
 Sinclair Broadcast Group, Inc. *                  27,900         205,902
                                                          ---------------

 Cable TV (1.3%)
 Cablevision Systems Corp. *                       24,300         832,275
                                                          ---------------

 Newspapers (3.2%)
 Knight-Ridder, Inc.                               20,600       1,158,750
 The New York Times Company                        20,200         833,250
                                                          ---------------
                                                                1,992,000
                                                          ---------------

 Telecommunications Diversified (0.7%)
 Western Wireless Corp. *                          14,800         431,716
                                                          ---------------

 Telecommunications Equipment (2.0%)
 Lucent Technologies, Inc.                         62,700         420,090
 Millicom International Cellular SA ADR *          22,400         247,520
 Rockwell Collins, Inc.                            45,800         618,300
                                                          ---------------
                                                                1,285,910
                                                          ---------------

 Telecommunications Services (3.7%)
 AT&T Wireless Services, Inc. *                    58,600         846,184
 Cable & Wireless PLC ADR                          58,200         795,012
 Sprint Corp. *                                    30,500         680,150
                                                          ---------------
                                                                2,321,346
                                                          ---------------

Consumer Cyclical (9.8%)
------------------------
 Auto Manufacturing (1.4%)
 General Motors Corp. Class H *                    64,900         892,375
                                                          ---------------

 Auto Parts/Equipment (0.8%)
 ITT Industries, Inc.                               9,800         471,282
                                                          ---------------

 Entertainment (1.6%)
 Liberty Media Corp. *                             85,200         995,988
                                                          ---------------

 Lodging (1.0%)
 Marriott International, Inc.                      19,700         617,201
                                                          ---------------

 Retail/Apparel (1.3%)
 Polo Ralph Lauren Corp. *                         36,100         794,922
                                                          ---------------

 Retail/Broadline (1.9%)
 Federated Department Stores, Inc. *               26,500         847,735
 Saks, Inc. *                                      53,600         364,480
                                                          ---------------
                                                                1,212,215
                                                          ---------------

    -------------------------------------------------------------------------
     Description                                  Shares          Value
    -------------------------------------------------------------------------
     Retail/Grocery (1.8%)
     Whole Foods Market, Inc. *                       32,000 $     1,112,000
                                                             ---------------

    Consumer Non-Cyclical (9.2%)
    ----------------------------
     Biotechnology (2.6%)
     Fisher Scientific International, Inc. *          32,900         983,710
     Monsanto Company                                 20,900         654,170
                                                             ---------------
                                                                   1,637,880
                                                             ---------------

     Commercial Services/Business (0.7%)
     KPMG Consulting, Inc. *                          35,500         437,360
                                                             ---------------

     Commercial Services/Technology (1.4%)
     Arbitron, Inc. *                                 52,400         864,076
                                                             ---------------

     Pharmaceuticals (4.5%)
     Bristol-Myers Squibb Company, Inc.               20,900       1,117,105
     ICN Pharmaceuticals, Inc.                        39,500         956,295
     Pharmacia Corp.                                  19,500         790,140
                                                             ---------------
                                                                   2,863,540
                                                             ---------------

    Energy (8.4%)
    -------------
     Oil and Gas Producers (2.2%)
     Apache Corp.                                     10,700         552,120
     Newfield Exploration Company *                   23,000         800,630
                                                             ---------------
                                                                   1,352,750
                                                             ---------------

     Oil and Gas Services (6.2%)
     Conoco, Inc.                                     50,800       1,305,560
     Diamond Offshore Drilling, Inc.                  40,700       1,123,320
     Unocal Corp.                                     45,800       1,474,760
                                                             ---------------
                                                                   3,903,640
                                                             ---------------

    Financial (15.0%)
    -----------------
     Banks (1.2%)
     FleetBoston Financial Corp.                      22,400         736,064
                                                             ---------------

     Insurance (12.0%)
     Aon Corp.                                        19,900         756,996
     CIGNA Corp.                                       9,600         699,840
     CNA Financial Corp. *                            29,297         737,698
     Everest Reinsurance Company                      17,200       1,149,820
     Hartford Financial Services Group, Inc.          21,900       1,182,600
     Max Re Capital, Ltd. *                            3,500          57,750
     The Allstate Corp.                               47,300       1,484,274
     XL Capital, Ltd. Class A                         16,600       1,441,876
                                                             ---------------
                                                                   7,510,854
                                                             ---------------

     Securities Brokers (1.8%)
     A.G. Edwards, Inc.                               28,900       1,142,706
                                                             ---------------

    Industrial (11.2%)
    ------------------
     Aerospace/Defense (2.2%)
     Northrop Grumman Corp.                           14,100       1,409,295
                                                             ---------------

     Electronic Components/Equipment (0.9%)
     Vishay Intertechnology, Inc. *                   30,100         567,987
                                                             ---------------

     Engineering/Construction (1.3%)
     Halliburton Company                              33,200         819,708
                                                             ---------------

     Machinery-Diversified (3.8%)
     FMC Corp. *                                      20,400         968,184
     FMC Technologies, Inc. *                         25,200         330,120
     Pall Corp.                                       52,900       1,073,870
                                                             ---------------
                                                                   2,372,174
                                                             ---------------

     Packaging & Containers (1.9%)
     Temple-Inland, Inc.                              23,700       1,184,763
                                                             ---------------

     Transportation/Air (1.1%)
     AMR Corp. *                                      15,500         282,100
     Delta Air Lines, Inc.                            18,800         429,768
                                                             ---------------
                                                                     711,868
                                                             ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY


        -----------------------------------------------------------------
         Description                             Shares        Value
        -----------------------------------------------------------------
        Technology (13.0%)
        ------------------
         Computers (3.4%)
         Advanced Digital Information Corp. *       27,600 $     412,344
         Hewlett-Packard Company                    45,300       762,399
         Ingram Mirco, Inc. Class A *               48,300       618,240
         Maxtor Corp.                               63,900       313,110
                                                           -------------
                                                               2,106,093
                                                           -------------

         Office/Business Equipment (1.9%)
         Diebold, Inc.                              32,300     1,172,490
                                                           -------------

         Software (7.7%)
         3Com Corp. *                               96,500       399,510
         Agilent Technologies, Inc. *               16,000       356,320
         BMC Software, Inc. *                       62,900       947,903
         Intuit, Inc. *                             10,700       430,354
         Mentor Graphics Corp. *                    26,700       506,232
         Parametric Technology Corp. *              67,400       472,474
         Sybase, Inc. *                             46,900       637,840
         Synopsys, Inc. *                           23,500     1,104,500
                                                           -------------
                                                               4,855,133
                                                           -------------

        Total Common Stock (cost $60,174,004)                 55,947,038
                                                           -------------

 ------------------------------------------------------------------------------
  Description                                       Principal       Value
 ------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (10.1%)
 Commercial Paper
 ----------------
  American Express Company 2.580% 11-1-2001        $  2,819,000 $    2,819,000
  Chevron/Texaco Corp. 2.500% 11-1-2001                 716,000        716,000
  General Electric Capital Corp. 2.560% 11-1-2001     2,819,000      2,819,000
                                                                --------------

 Total Short-Term Securities (cost $6,354,000)                       6,354,000
                                                                --------------

 Total Investments (99.2%) (cost $66,528,004)                       62,301,038
                                                                --------------

 Other Assets In Excess of Liabilities (0.8%)                          495,977
                                                                --------------
 Net Assets (100.0%)                                            $   62,797,015
                                                                ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

------------------------------------------------------------------
 Description                               Shares      Value
------------------------------------------------------------------
COMMON STOCK (59.0%)
Basic Materials (3.2%)
----------------------
 Paper Products
 Boise Cascade Corp.                       38,700 $     1,105,272
 Kimberly-Clark Corp.                      17,000         943,670
                                                  ---------------
                                                        2,048,942
                                                  ---------------

Communications (7.0%)
---------------------
 Newspapers (2.5%)
 Harte-Hanks, Inc.                         31,000         722,300
 Viacom, Inc. Class B *                    23,844         870,544
                                                  ---------------
                                                        1,592,844
                                                  ---------------

 Telecommunications Equipment (0.7%)
 Motorola, Inc.                            29,700         486,189
                                                  ---------------

 Telecommunications Services (3.8%)
 ALLTEL Corp.                              21,600       1,234,224
 Verizon Communications, Inc.              25,400       1,265,174
                                                  ---------------
                                                        2,499,398
                                                  ---------------

Consumer Cyclical (2.5%)
------------------------
 Retail/Broadline (1.2%)
 Wal-Mart Stores, Inc.                     14,900         765,860
                                                  ---------------

 Retail/Specialty (1.3%)
 Home Depot, Inc.                          22,400         856,352
                                                  ---------------

Consumer Non-Cyclical (12.9%)
-----------------------------
 Beverages (1.4%)
 The Coca-Cola Company                     19,000         909,720
                                                  ---------------

 Commercial Services/Personal (1.0%)
 H&R Block, Inc.                           18,500         630,480
                                                  ---------------

 Commercial Services/Technology (1.1%)
 First Data Corp.                          10,800         729,756
                                                  ---------------

 Healthcare Products (1.1%)
 Medtronic, Inc.                           18,000         725,400
                                                  ---------------

 Healthcare Services (1.6%)
 Tenet Healthcare Corp. *                  12,000         690,240
 Triad Hospitals, Inc. *                   12,000         322,800
                                                  ---------------
                                                        1,013,040
                                                  ---------------

 Household Products (2.0%)
 Colgate-Palmolive Company                 22,500       1,294,200
                                                  ---------------

 Pharmaceuticals (3.7%)
 Pfizer, Inc.                              29,700       1,244,430
 Teva Pharmaceutical Industries, Ltd. ADS  19,300       1,192,740
                                                  ---------------
                                                        2,437,170
                                                  ---------------

 Tobacco (1.0%)
 Philip Morris Companies, Inc.             14,300         669,240
                                                  ---------------

Energy (6.4%)
-------------
 Oil and Gas Producers (2.0%)
 Anadarko Petroleum Corp.                  12,000         684,600
 EOG Resources, Inc.                       18,300         647,271
                                                  ---------------
                                                        1,331,871
                                                  ---------------

 Oil and Gas Services (4.4%)
 Exxon Mobil Corp.                         33,400       1,317,630
 Schlumberger, Ltd.                        12,400         600,408
 Unocal Corp.                              29,000         933,800
                                                  ---------------
                                                        2,851,838
                                                  ---------------

-----------------------------------------------------------------------------------------
 Description                                                 Shares           Value
-----------------------------------------------------------------------------------------
Financial (11.5%)
-----------------
 Banks (7.6%)
 Citigroup, Inc.                                                  22,800 $     1,037,856
 Cullen/Frost Bankers, Inc.                                       26,000         700,960
 FleetBoston Financial Corp.                                      22,000         722,920
 J.P. Morgan Chase & Company                                      18,750         663,000
 Mellon Financial Corp.                                           27,800         934,080
 Wells Fargo & Company                                            21,000         829,500
                                                                         ---------------
                                                                               4,888,316
                                                                         ---------------

 Insurance (2.0%)
 American International Group, Inc.                               16,775       1,318,515
                                                                         ---------------

 Real Estate (0.8%)
 Crescent Real Estate Equities Company                            30,000         528,300
                                                                         ---------------

 United States Government Agencies (1.1%)
 Federal National Mortgage Association                             9,000         728,640
                                                                         ---------------

Industrial (6.0%)
-----------------
 Electronics (2.7%)
 General Electric Company                                         48,000       1,747,680
                                                                         ---------------

 Miscellaneous Manufacturing (1.9%)
 Tyco International, Ltd.                                         25,900       1,272,726
                                                                         ---------------

 Trucking & Leasing (1.4%)
 United Parcel Service, Inc.                                      17,500         892,500
                                                                         ---------------

Technology (9.5%)
-----------------
 Computers (3.5%)
 Dell Computer Corp. *                                            33,700         808,126
 EMC Corp. *                                                      44,200         544,544
 International Business Machines Corp.                             8,500         918,595
                                                                         ---------------
                                                                               2,271,265
                                                                         ---------------

 Office/Business Equipment (1.9%)
 Cisco Systems, Inc. *                                            29,700         502,524
 Diebold, Inc.                                                    19,800         718,740
                                                                         ---------------
                                                                               1,221,264
                                                                         ---------------
 Semiconductors (1.1%)
 Intel Corp.                                                      28,300         691,086
                                                                         ---------------

 Software (3.0%)
 Microsoft Corp. *                                                18,200       1,058,330
 Sun Microsystems, Inc. *                                         30,000         304,500
 SunGard Data Systems, Inc. *                                     24,000         604,800
                                                                         ---------------
                                                                               1,967,630
                                                                         ---------------

Total Common Stock (cost $38,328,648)                                         38,370,222
                                                                         ---------------

CONVERTIBLE PREFERRED STOCK (3.0%)
Communications (1.8%)
---------------------
 Newspapers (1.1%)
 Tribune Company                                                   8,100         712,800
                                                                         ---------------

 Telecommunications Services (0.7%)
 DECS Trust V (Crown Castle International Corp.)                  35,000         421,820
                                                                         ---------------

Technology (1.2%)
-----------------
 Software
 Raytheon Company                                                 14,000         800,100
                                                                         ---------------

Total Convertible Preferred Stock (cost $2,382,346)                            1,934,720
                                                                         ---------------
-----------------------------------------------------------------------------------------
 Description                                                Principal         Value
-----------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (2.4%)
Basic Materials
---------------
 Paper Products
 Kimberly-Clark Corp. 7.100% 8-1-2007 (cost $1,429,534)  $     1,400,000 $     1,562,750
                                                                         ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN


------------------------------------------------------------------------------------
 Description                                             Principal       Value
------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (29.7%)
Basic Materials (1.2%)
----------------------
 Chemicals
 PolyOne Corp. 9.375% 9-15-2003                         $   700,000 $       765,625
                                                                    ---------------
Communications (7.3%)
---------------------
 Cable TV (1.7%)
 Continental Cablevision, Inc. 8.875% 9-15-2005           1,000,000       1,127,500
                                                                    ---------------

 Newspapers (1.7%)
 Viacom, Inc. 7.150% 5-20-2005                            1,000,000       1,086,250
                                                                    ---------------

 Telecommunications Services (3.9%)
 ALLTEL Corp. 7.250% 4-1-2004                               800,000         853,000
 GTE Hawaiian Telephone Company, Ltd. 6.750% 2-15-2005      500,000         534,375
 GTE Hawaiian Telephone Company, Ltd. 7.375% 9-1-2006       550,000         602,250
 Vodafone Group PLC ADR 7.000% 10-1-2003                    500,000         530,625
                                                                    ---------------
                                                                          2,520,250
                                                                    ---------------

Consumer Cyclical (2.0%)
------------------------
 Retail/Broadline (1.0%)
 Wal-Mart Stores, Inc. 6.550% 8-10-2004                     600,000         648,750
                                                                    ---------------

 Retail/Specialty (1.0%)
 RadioShack Corp. 6.950% 9-1-2007                           600,000         639,000
                                                                    ---------------

Consumer Non-Cyclical (2.6%)
----------------------------
 Beverages (1.6%)
 Anheuser-Busch Companies, Inc. 5.375% 9-15-2008          1,000,000       1,035,000
                                                                    ---------------

 Household Products (1.0%)
 Procter & Gamble Company 5.250% 9-15-2003                  600,000         622,500
                                                                    ---------------

Energy (3.2%)
-------------
 Oil and Gas Producers (0.7%)
 Northern Natural Gas 6.875% 5-1-2005                       600,000         480,750
                                                                    ---------------

 Oil and Gas Services (2.5%)
 Aristech Chemicals Corp. 6.875% 11-15-2006                 600,000         627,750
 Pennzoil-Quaker State Company 9.400% 12-1-2002           1,000,000       1,013,750
                                                                    ---------------
                                                                          1,641,500
                                                                    ---------------

Financial (8.9%)
----------------
 Banks (2.9%)
 J.P. Morgan Chase & Company 7.625% 9-15-2004               200,000         221,000
 Mellon Financial Corp. 6.500% 8-1-2005                     500,000         537,500
 Wells Fargo & Company 7.550% 6-21-2010                   1,000,000       1,123,750
                                                                    ---------------
                                                                          1,882,250
                                                                    ---------------

 Diversified (5.3%)
 Associates Corp. of North America 6.875% 11-15-2008      1,000,000       1,085,000
 Block Financial Corp. 6.750% 11-1-2004                     600,000         639,000
 Block Financial Corp. 8.500% 4-15-2007                     700,000         798,000
 General Electric Capital Corp. 8.125% 4-1-2008             600,000         687,000
 Wells Fargo Financial, Inc. 7.000% 1-15-2003               200,000         210,000
                                                                    ---------------
                                                                          3,419,000
                                                                    ---------------

 Insurance (0.7%)
 Hartford Life, Inc. Class A 6.900% 6-15-2004               400,000         428,500
                                                                    ---------------

------------------------------------------------------------------------------------------
 Description                                                 Principal         Value
------------------------------------------------------------------------------------------
Industrial (2.5%)
-----------------
 Electronic Components/Equipment (0.7%)
 Thomas & Betts Corp. 6.500% 1-15-2006                    $       525,000 $       484,969
                                                                          ---------------

 Hand Tools (0.8%)
 The Black & Decker Corp. 7.500% 4-1-2003                         500,000         526,875
                                                                          ---------------

 Miscellaneous Manufacturing (1.0%)
 Tyco International, Ltd. 6.375% 6-15-2005                        600,000         634,500
                                                                          ---------------

Utilities (2.0%)
----------------
 Electric (1.8%)
 Interstate Power Company 8.625% 9-15-2021                        140,000         146,125
 Kentucky Utilities Company 8.550% 5-15-2027                      250,000         267,187
 Public Service Electric and Gas Company 6.375% 5-1-2023          750,000         782,813
                                                                          ---------------
                                                                                1,196,125
                                                                          ---------------

 Gas (0.2%)
 Southwest Gas Corp. 7.500% 8-1-2006                              150,000         159,000
                                                                          ---------------

Total Non-Convertible Corporate Bonds (cost $18,127,352)                       19,298,344
                                                                          ---------------

LONG-TERM GOVERNMENT BONDS (3.0%)
United States Government Securities
-----------------------------------
 Treasury Notes
   5.750% 8-15-2003                                               700,000         741,342
   6.250% 8-31-2002                                             1,200,000       1,241,388
                                                                          ---------------

Total Long-Term Government Bonds (cost $1,892,089)                              1,982,730
                                                                          ---------------

SHORT-TERM SECURITIES (2.4%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.500% 11-1-2001 (cost $1,585,305)                           1,585,305       1,585,305
                                                                          ---------------

Total Investments (99.5%) (cost $63,745,274)                                   64,734,071
                                                                          ---------------

Other Assets In Excess of Liabilities (0.5%)                                      291,071
                                                                          ---------------
Net Assets (100.0%)                                                       $    65,025,142
                                                                          ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX MUNDER NET50


   --------------------------------------------------------------------------
    Description                                   Shares          Value
   --------------------------------------------------------------------------
   COMMON STOCK (90.4%)
   Communications (14.8%)
   ----------------------
    Advertising (6.3%)
    DoubleClick, Inc. *                                8,850 $        65,313
    TMP Worldwide, Inc. *                              1,050          31,343
                                                             ---------------
                                                                      96,656
                                                             ---------------

    Cable TV (1.6%)
    Charter Communications, Inc. *                     1,700          24,038
                                                             ---------------

    Telecommunications Diversified (1.8%)
    Vodafone Group PLC ADR                             1,200          27,744
                                                             ---------------

    Telecommunications Equipment (2.0%)
    Comverse Technology, Inc. *                          200           3,762
    Gilat Satellite Networks, Ltd. *                   1,278           2,812
    ONI Systems Corp. *                                1,050           5,134
    QUALCOMM, Inc. *                                     400          19,648
                                                             ---------------
                                                                      31,356
                                                             ---------------

    Telecommunications Services (3.1%)
    AT&T Corp.                                         1,400          21,350
    Qwest Communications International, Inc.           2,000          25,900
                                                             ---------------
                                                                      47,250
                                                             ---------------

   Consumer Non-Cyclical (29.9%)
   -----------------------------
    Commercial Services/Business (7.1%)
    DiamondCluster International, Inc. *                 700           7,210
    eBay, Inc. *                                       1,130          59,302
    Overture Services, Inc. *                          1,600          42,160
                                                             ---------------
                                                                     108,672
                                                             ---------------

    Commercial Services/Technology (22.8%)
    AOL Time Warner, Inc. *                            3,500         109,235
    CNET Networks, Inc. *                              3,800          18,772
    Genuity, Inc. *                                    3,100           4,712
    HomeStore.com, Inc. *                              2,200          11,308
    InfoSpace, Inc. *                                  9,300          14,694
    Inktomi Corp. *                                    2,600          11,050
    Multex.Com, Inc. *                                 1,900          13,281
    NDS Group PLC ADR + *                              1,200          25,140
    SportsLine.com, Inc.                               2,000           5,700
    VeriSign, Inc. *                                   2,150          83,227
    Yahoo!, Inc. *                                     4,900          53,312
                                                             ---------------
                                                                     350,431
                                                             ---------------

   Financial (3.4%)
   ----------------
    Securities Brokers
    Charles Schwab Corp.                               3,500          45,080
    E*TRADE Group, Inc. *                              1,200           7,836
                                                             ---------------
                                                                      52,916
                                                             ---------------

-------------------------------------------------------------------------------------------
 Description                                            Shares              Value
-------------------------------------------------------------------------------------------
Technology (42.3%)
------------------
 Computers (4.2%)
 Dell Computer Corp. *                                        1,400    $        33,572
 EMC Corp. *                                                  2,550             31,416
                                                                       ---------------
                                                                                64,988
                                                                       ---------------

 Office/Business Equipment (5.1%)
 Cisco Systems, Inc. *                                        4,600             77,831
                                                                       ---------------

 Semiconductors (1.1%)
 Applied Micro Circuits Corp. *                                 650              7,170
 Broadcom Corp. Class A *                                       300             10,323
                                                                       ---------------
                                                                                17,493
                                                                       ---------------

 Software (31.9%)
 Brocade Communications Systems, Inc. *                         700             17,185
 Check Point Software Technologies, Ltd. ADR *                2,225             65,682
 Digex, Inc. *                                                1,200              2,016
 Internet Security Systems, Inc. *                            1,700             44,965
 Intuit, Inc. *                                               1,800             72,396
 Micromuse, Inc. *                                            2,500             23,125
 Microsoft Corp. *                                            1,300             75,595
 Oracle Corp. *                                               5,300             71,868
 Riverdeep Group PLC ADR                                      1,700             31,552
 Sun Microsystems, Inc. *                                       800              8,120
 TIBCO Software, Inc. *                                       1,700             14,348
 VERITAS Software Corp. *                                     2,200             62,436
                                                                       ---------------
                                                                               489,288
                                                                       ---------------

Total Common Stock (cost $2,105,023)                                         1,388,663
                                                                       ---------------

CONVERTIBLE PREFERRED STOCK (1.1%)
Communications
--------------
 Telecommunications Equipment
 Nokia Corp. OY ADR (cost $27,134)                              800             16,408
                                                                       ---------------
-------------------------------------------------------------------------------------------
 Description                                           Principal            Value
-------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (14.2%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.000% 11-1-2001 (cost $218,095)                 $       218,095    $       218,095
                                                                       ---------------

Total Investments (105.7%) (cost $2,350,252)                                 1,623,166
                                                                       ---------------

Liabilities In Excess of Other Assets (-5.7%)                                  (87,045)
                                                                       ---------------
Net Assets (100.0%)                                                    $     1,536,121
                                                                       ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY


--------------------------------------------------------------------------
 Description                                       Shares      Value
--------------------------------------------------------------------------
COMMON STOCK (92.9%)
Basic Materials (10.3%)
-----------------------
 Chemicals (2.7%)
 Praxair, Inc.                                     14,500 $       684,110
 Rohm and Haas Company                             11,000         357,170
                                                          ---------------
                                                                1,041,280
                                                          ---------------
 Iron/Steel (1.7%)
 USX-U.S. Steel Group, Inc.                        44,000         633,160
                                                          ---------------

 Mining (1.2%)
 Barrick Gold Corp.                                28,000         436,520
                                                          ---------------

 Paper Products (4.7%)
 International Paper Company                        6,000         214,800
 Kimberly-Clark Corp.                              16,000         888,160
 Minnesota Mining & Manufacturing Company           3,400         354,892
 Packaging Corp. of America *                      19,000         336,300
                                                          ---------------
                                                                1,794,152
                                                          ---------------

Communications (8.7%)
---------------------
 Telecommunications Diversified (2.2%)
 Telephone and Data Systems, Inc.                   9,300         817,470
                                                          ---------------

 Telecommunications Equipment (0.7%)
 Matsushita Electric Industrial Company, Ltd. ADR  23,000         274,160
                                                          ---------------

 Telecommunications Services (5.8%)
 ALLTEL Corp.                                       8,500         485,690
 Sprint Corp.                                      53,000       1,060,000
 Verizon Communications, Inc.                      13,000         647,530
                                                          ---------------
                                                                2,193,220
                                                          ---------------

Consumer Cyclical (7.4%)
------------------------
 Auto Parts/Equipment (1.9%)
 Delphi Automotive Systems Corp.                   60,500         702,405
                                                          ---------------

 Entertainment (2.2%)
 Liberty Media Corp. *                             70,700         826,483
                                                          ---------------

 Retail/Broadline (1.4%)
 Federated Department Stores, Inc. *               16,400         524,636
                                                          ---------------

 Retail/Grocery (1.9%)
 Albertson's, Inc.                                 22,900         730,739
                                                          ---------------

Consumer Non-Cyclical (9.0%)
----------------------------
 Food (1.6%)
 Sara Lee Corp.                                    27,000         601,830
                                                          ---------------

 Healthcare Services (3.2%)
 Aetna, Inc. *                                     18,600         514,104
 HCA, Inc.                                         18,200         721,812
                                                          ---------------
                                                                1,235,916
                                                          ---------------

 Tobacco (4.2%)
 Philip Morris Companies, Inc.                     33,700       1,577,160
                                                          ---------------

Energy (11.4%)
--------------
 Oil and Gas Producers (3.6%)
 Anadarko Petroleum Corp.                           4,322         246,570
 Kerr-McGee Corp.                                   8,700         501,120
 Noble Affiliates, Inc.                            16,900         624,793
                                                          ---------------
                                                                1,372,483
                                                          ---------------

 Oil and Gas Services (7.8%)
 ChevronTexaco Corp.                                7,000         619,850
 Conoco, Inc.                                      19,702         506,341
 Phillips Petroleum Company                        18,800       1,022,908
 Transocean Sedco Forex, Inc.                      27,000         814,050
                                                          ---------------
                                                                2,963,149
                                                          ---------------

       -------------------------------------------------------------------
        Description                               Shares       Value
       -------------------------------------------------------------------
       Financial (28.3%)
       -----------------
        Banks (14.1%)
        Bank of America Corp.                      19,894 $     1,173,547
        Citigroup, Inc.                             9,500         432,440
        FleetBoston Financial Corp.                31,500       1,035,090
        J.P. Morgan Chase & Company                24,850         878,696
        Wachovia Corp.                             23,600         674,960
        Wells Fargo & Company                      29,300       1,157,350
                                                          ---------------
                                                                5,352,083
                                                          ---------------

        Insurance (5.4%)
        Hartford Financial Services Group, Inc.    13,000         702,000
        Loews Corp.                                16,000         812,800
        MGIC Investment Corp.                      10,300         532,922
                                                          ---------------
                                                                2,047,722
                                                          ---------------

        Savings & Loan (5.2%)
        Countrywide Credit Industries, Inc.        28,500       1,138,005
        IndyMac Bancorp., Inc. *                   32,000         821,760
                                                          ---------------
                                                                1,959,765
                                                          ---------------

        United States Government Agencies (3.6%)
        Federal National Mortgage Association      16,700       1,352,032
                                                          ---------------

       Industrial (7.5%)
       -----------------
        Electronic Components/Equipment (0.4%)
        Emerson Electric Company                    3,100         151,962
                                                          ---------------

        Engineering/Construction (1.2%)
        Halliburton Company                        19,000         469,110
                                                          ---------------

        Machinery-Diversified (2.8%)
        Alstom SA ADR                               6,700         102,845
        Deere & Company                            10,100         373,599
        Grant Prideco, Inc. *                      10,000          90,900
        Ingersoll-Rand Company                      9,700         361,810
        Parker Hannifin Corp.                       4,000         143,600
                                                          ---------------
                                                                1,072,754
                                                          ---------------

        Metal Fabricate/Hardware (1.0%)
        Fortune Brands, Inc.                       10,000         368,500
                                                          ---------------

        Transportation/Air (1.3%)
        Delta Air Lines, Inc.                      21,200         484,632
                                                          ---------------

        Transportation/Water (0.8%)
        Royal Caribbean Cruises, Ltd.              28,000         308,000
                                                          ---------------

       Technology (6.5%)
       -----------------
        Office/Business Equipment (1.0%)
        Pitney Bowes, Inc.                         10,500         384,931
                                                          ---------------

        Semiconductors (1.4%)
        Agere Systems, Inc. Class A *             115,000         529,000
                                                          ---------------

        Software (4.1%)
        Agilent Technologies, Inc. *               30,353         675,961
        Computer Associates International, Inc.    18,000         556,560
        Raytheon Company                           10,100         325,725
                                                          ---------------
                                                                1,558,246
                                                          ---------------

       Utilities (3.8%)
       ----------------
        Electric (1.8%)
        Progress Energy, Inc. *                     9,000           3,420
        The Detroit Edison Company                 16,400         683,716
                                                          ---------------
                                                                  687,136
                                                          ---------------

        Gas (2.0%)
        El Paso Corp.                               5,995         294,115
        Peoples Energy Corp.                       12,000         459,480
                                                          ---------------
                                                                  753,595
                                                          ---------------

       Total Common Stock (cost $36,384,811)                   35,204,231
                                                          ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY

-----------------------------------------------------------------------------------
 Description                                          Principal         Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.7%)
Other Short-Term Securities (4.5%)
----------------------------------
 SSgA Money Market Fund
   7-day yield of 2.540% 11-1-2001                  $    1,717,000 $     1,717,000
                                                                   ---------------

Time Deposit (2.2%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.000% 11-1-2001                                        816,594         816,594
                                                                   ---------------

Total Short-Term Securities (cost $2,533,594)                            2,533,594
                                                                   ---------------

Total Investments (99.6%) (cost $38,918,405)                            37,737,825
                                                                   ---------------

Other Assets In Excess of Liabilities (0.4%)                               133,354
                                                                   ---------------
Net Assets (100.0%)                                                $    37,871,179
                                                                   ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER MID CAP GROWTH


--------------------------------------------------------------------
 Description                                 Shares      Value
--------------------------------------------------------------------
COMMON STOCK (90.8%)
Communications (10.7%)
----------------------
 Telecommunications Diversified (2.4%)
 Alamosa Holdings, Inc. *                    31,600 $       444,928
 Triton PCS Holdings, Inc. *                 41,400       1,332,252
                                                    ---------------
                                                          1,777,180
                                                    ---------------

 Telecommunications Equipment (7.5%)
 Advanced Fibre Communications, Inc. *       35,000         652,050
 L-3 Communications Holdings, Inc. *         19,700       1,711,339
 Polycom, Inc. *                             68,900       2,065,622
 Powerwave Technologies, Inc. *              25,500         390,150
 UTStarcom, Inc. *                           24,300         570,564
                                                    ---------------
                                                          5,389,725
                                                    ---------------

 Telecommunications Services (0.8%)
 Illuminet Holdings, Inc. *                  15,800         565,008
                                                    ---------------

Consumer Cyclical (4.7%)
------------------------
 Entertainment (1.3%)
 Macrovision Corp. *                         38,400         945,024
                                                    ---------------

 Restaurants (0.6%)
 The Cheesecake Factory, Inc.                16,100         454,020
                                                    ---------------

 Retail/Specialty (2.8%)
 Bed, Bath & Beyond, Inc. *                  67,600       1,694,056
 Copart, Inc. *                              11,500         337,525
                                                    ---------------
                                                          2,031,581
                                                    ---------------

Consumer Non-Cyclical (50.2%)
-----------------------------
 Biotechnology (11.9%)
 Abgenix, Inc. *                             12,400         369,396
 Celgene Corp. *                             42,600       1,402,392
 Cephalon, Inc. *                             9,400         592,670
 Invitrogen Corp. *                          21,000       1,288,140
 Mettler-Toledo International, Inc. *        23,300       1,069,703
 PerkinElmer, Inc.                           50,200       1,350,882
 Pharmaceutical Product Development, Inc. *  34,000         906,780
 Protein Design Labs, Inc. *                 20,300         670,103
 Waters Corp.*                               25,100         890,799
                                                    ---------------
                                                          8,540,865
                                                    ---------------

 Commercial Services/Business (1.5%)
 The Corporate Executive Board Company *     36,200       1,106,634
                                                    ---------------

 Commercial Services/Education (4.0%)
 Apollo Group, Inc. Class A *                40,300       1,638,195
 Career Education Corp. *                    25,200         656,964
 Corinthian Colleges, Inc. *                 16,500         602,745
                                                    ---------------
                                                          2,897,904
                                                    ---------------

 Commercial Services/Technology (6.3%)
 Earthlink, Inc. *                           58,100         851,165
 Numerical Technologies, Inc. *              22,300         550,364
 Stellent, Inc. *                            16,600         340,300
 The BISYS Group, Inc. *                     23,500       1,222,470
 VeriSign, Inc. *                            10,100         390,971
 WebEx Communications, Inc. *                38,600       1,188,880
                                                    ---------------
                                                          4,544,150
                                                    ---------------

 Healthcare Products (6.2%)
 Biomet, Inc.                                22,300         680,150
 CYTYC Corp. *                               54,800       1,436,856
 Techne Corp. *                              28,100         846,934
 Varian Medical Systems, Inc. *              22,500       1,509,750
                                                    ---------------
                                                          4,473,690
                                                    ---------------

 Healthcare Services (13.6%)
 Accredo Health, Inc. *                      23,100         788,172
 Advance PCS *                               27,400       1,665,098
 Community Health Systems, Inc. *            31,600         790,000
 Enzon, Inc. *                               13,500         834,975
 Express Scripts, Inc.                       38,300       1,568,002
 Laboratory Corp. of America Holdings *      20,500       1,767,100

               LifePoint Hospitals, Inc. *        27,100   844,978
               Pediatrix Medical Group, Inc. *    13,700   397,848
               Trigon Healthcare, Inc. *           6,000   368,340
               WellPoint Health Networks, Inc. *   7,000   781,130
                                                         ---------
                                                         9,805,643
                                                         ---------

  ----------------------------------------------------------------------------
   Description                                           Shares      Value
  ----------------------------------------------------------------------------
   Pharmaceuticals (6.7%)
   Genzyme Corp. *                                         23,400 $ 1,262,430
   King Pharmaceuticals, Inc. *                            39,733   1,549,190
   Medicis Pharmaceutical Corp. Class A *                  10,400     599,976
   Teva Pharmaceutical Industries, Ltd. ADS                22,400   1,384,320
                                                                  -----------
                                                                    4,795,916
                                                                  -----------

  Energy (1.8%)
  -------------
   Oil and Gas Services
   Hanover Compressor Company *                            46,100   1,271,438
                                                                  -----------

  Industrial (2.3%)
  -----------------
   Aerospace/Defense (0.8%)
   Alliant Techsystems, Inc. *                              6,900     602,094
                                                                  -----------

   Electronics (1.3%)
   Gemstar-TV Guide International, Inc. *                  44,800     908,096
                                                                  -----------

   Machinery-Diversified (0.2%)
   Lam Research Corp. *                                     7,300     138,408
                                                                  -----------

  Technology (21.1%)
  ------------------
   Computers (0.4%)
   Riverstone Networks, Inc. *                             23,200     295,104
                                                                  -----------

   Semiconductors (9.5%)
   Applied Micro Circuits Corp. *                          20,700     228,321
   Broadcom Corp. Class A *                                15,600     536,796
   Intersil Corp. Class A                                  18,500     605,875
   Microchip Technology, Inc. *                            32,100   1,002,162
   Novellus Systems, Inc. *                                 7,800     257,634
   NVIDIA Corp. *                                          34,400   1,474,384
   QLogic Corp. *                                          22,100     869,635
   RF Micro Devices, Inc. *                                39,000     797,160
   Semtech Corp. *                                         27,700   1,045,675
                                                                  -----------
                                                                    6,817,642
                                                                  -----------

   Software (11.2%)
   Advent Software, Inc. *                                 16,100     620,977
   Brocade Communications Systems, Inc. *                  28,900     709,495
   Check Point Software Technologies, Ltd. ADR *            6,400     188,928
   Citrix Systems, Inc. *                                  54,200   1,268,280
   Electronic Arts, Inc. *                                 31,400   1,615,844
   Jack Henry & Associates, Inc.                           24,000     591,840
   NetIQ Corp. *                                           18,500     520,775
   Quest Software, Inc. *                                  51,300     759,240
   Retek, Inc. *                                           37,000     751,840
   Siebel Systems, Inc. *                                  11,000     179,630
   Teradyne, Inc. *                                         5,100     117,555
   THQ, Inc. *                                             14,900     742,020
                                                                  -----------
                                                                    8,066,424
                                                                  -----------

  Total Common Stock (cost $67,585,936)                            65,426,546
                                                                  -----------
  ----------------------------------------------------------------------------
   Description                                         Principal     Value
  ----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (8.7%)
  Time Deposit
  ------------
    State Street Bank & Trust Eurodollar Time Deposit
     2.000% 11-1-2001 (cost $6,287,216)                $6,287,216 $ 6,287,216
                                                                  -----------

  Total Investments (99.5%) (cost $73,873,153)                     71,713,762
                                                                  -----------

  Other Assets In Excess of Liabilities (0.5%)                        351,925
                                                                  -----------
  Net Assets (100.0%)                                             $72,065,687
                                                                  ===========

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER TECHNOLOGY

    -------------------------------------------------------------------------
     Description                                     Shares       Value
    -------------------------------------------------------------------------
    COMMON STOCK (94.4%)
    Communications (11.7%)
    ----------------------
     Cable TV (0.4%)
     Charter Communications, Inc. *                    8,800 $       124,432
                                                             ---------------

     Telecommunications Diversified (1.2%)
     Western Wireless Corp. *                         13,900         405,463
                                                             ---------------

     Telecommunications Equipment (7.8%)
     Ciena Corp. *                                     6,500         105,690
     Harmonic, Inc. *                                 14,600         117,822
     Lucent Technologies, Inc.                        37,500         251,250
     McDATA Corp. *                                   19,500         286,845
     ONI Systems Corp. *                               3,900          19,071
     Openwave Systems, Inc. *                          6,000          46,380
     QUALCOMM, Inc. *                                 24,200       1,188,704
     Sonus Networks, Inc. *                            8,800          37,048
     Telefonaktiebolaget LM Ericsson AB Class B ADR  111,100         474,397
                                                             ---------------
                                                                   2,527,207
                                                             ---------------

     Telecommunications Services (2.3%)
     AT&T Corp.                                        8,200         125,050
     AT&T Wireless Services, Inc. *                   12,293         177,511
     Extreme Networks, Inc. *                         17,800         208,082
     Qwest Communications International, Inc.         12,800         165,760
     Time Warner Telecom, Inc. Class A *               7,000          76,720
                                                             ---------------
                                                                     753,123
                                                             ---------------

    Consumer Non-Cyclical (15.0%)
    -----------------------------
     Biotechnology (0.3%)
     KLA-Tencor Corp. *                                2,000          81,720
                                                             ---------------

     Commercial Services/Business (7.2%)
     Concord EFS, Inc. *                              16,200         443,394
     eBay, Inc. *                                     30,000       1,574,400
     Overture Services, Inc. *                        11,900         313,565
                                                             ---------------
                                                                   2,331,359
                                                             ---------------

     Commercial Services/Technology (7.5%)
     AOL Time Warner, Inc. *                          19,700         614,837
     Earthlink, Inc. *                                52,400         767,660
     Juniper Networks, Inc. *                         14,700         327,663
     VeriSign, Inc. *                                 18,965         734,135
                                                             ---------------
                                                                   2,444,295
                                                             ---------------

    Financial (2.0%)
    ----------------
     Securities Brokers
     Nasdaq - 100 Shares *                            19,200         650,496
                                                             ---------------

    Industrial (3.9%)
    -----------------
     Electronics (2.1%)
     Gemstar-TV Guide International, Inc. *           34,100         691,207
                                                             ---------------

     Machinery-Diversified (1.8%)
     Applied Materials, Inc. *                        12,200         416,142
     Lam Research Corp. *                              8,300         157,368
                                                             ---------------
                                                                     573,510
                                                             ---------------

    Technology (61.8%)
    ------------------
     Computers (4.7%)
     Apple Computer, Inc. *                           16,200         284,472
     Dell Computer Corp. *                            39,400         944,812
     Emulex Corp. *                                   12,000         284,160
                                                             ---------------
                                                                   1,513,444
                                                             ---------------

     Office/Business Equipment (8.4%)
     Cisco Systems, Inc. *                           151,100       2,556,612
     Jabil Circuit, Inc. *                             8,400         178,080
                                                             ---------------
                                                                   2,734,692
                                                             ---------------

------------------------------------------------------------------------------------
 Description                                            Shares          Value
------------------------------------------------------------------------------------
 Semiconductors (32.2%)
 Advanced Micro Devices, Inc. *                             37,700 $       370,968
 Agere Systems, Inc. Class A *                              62,600         287,960
 Altera Corp. *                                             48,200         973,640
 Analog Devices, Inc. *                                      2,800         106,400
 Applied Micro Circuits Corp. *                             13,300         146,699
 Broadcom Corp. Class A *                                   16,100         554,001
 Conexant Systems, Inc. *                                   15,300         155,295
 Flextronics International, Ltd. *                           9,400         187,060
 GlobeSpan, Inc. *                                          30,300         362,388
 Intel Corp.                                                47,900       1,169,718
 Intersil Corp. Class A                                     24,100         789,275
 Linear Technology Corp.                                     6,400         248,320
 LSI Logic Corp. *                                          29,000         491,550
 Marvell Technology Group, Ltd. *                            9,200         223,928
 Maxim Integrated Products, Inc. *                          11,000         503,250
 Micron Technology, Inc. *                                   7,600         172,976
 Multilink Technology Corp. *                               34,800         158,340
 National Semiconductor Corp. *                              7,200         187,056
 Novellus Systems, Inc. *                                    4,900         161,847
 NVIDIA Corp. *                                              5,400         231,444
 Pemstar, Inc. *                                             7,300          91,250
 RF Micro Devices, Inc. *                                   61,000       1,246,840
 Texas Instruments, Inc.                                    22,900         640,971
 Vitesse Semiconductor Corp. *                              26,500         250,160
 Xilinx, Inc. *                                             25,600         778,752
                                                                   ---------------
                                                                        10,490,088
                                                                   ---------------

 Software (16.5%)
 Advent Software, Inc. *                                     4,100         158,137
 Brocade Communications Systems, Inc. *                     40,100         984,455
 F5 Networks, Inc. *                                        11,300         170,517
 i2 Technologies, Inc. *                                    35,830         163,385
 Microsoft Corp. *                                          27,000       1,570,050
 Oracle Corp. *                                             52,900         717,324
 Quest Software, Inc. *                                     16,100         238,280
 Siebel Systems, Inc. *                                     32,500         530,725
 Sun Microsystems, Inc. *                                   49,400         501,410
 Teradyne, Inc. *                                           14,900         343,445
                                                                   ---------------
                                                                         5,377,728
                                                                   ---------------

Total Common Stock (cost $40,767,135)                                   30,698,764
                                                                   ---------------

CONVERTIBLE PREFERRED STOCK (2.2%)
Communications
--------------
 Telecommunications Equipment
 Nokia Corp. OY ADR (cost $973,889)                         36,000         738,360
                                                                   ---------------
------------------------------------------------------------------------------------
 Description                                           Principal        Value
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.1%)
Time Deposit
------------
  State Street Bank & Trust Eurodollar Time Deposit
   1.500% 11-1-2001 (cost $1,332,432)                $   1,332,432 $     1,332,432
                                                                   ---------------

Total Investments (100.7%) (cost $43,073,456)                           32,769,556
                                                                   ---------------

Liabilities In Excess of Other Assets (-0.7%)                             (237,268)
                                                                   ---------------
Net Assets (100.0%)                                                $    32,532,288
                                                                   ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP


       ------------------------------------------------------------------
        Description                              Shares       Value
       ------------------------------------------------------------------
       COMMON STOCK (79.7%)
       Basic Materials (5.7%)
       ----------------------
        Chemicals (2.7%)
        OM Group, Inc.                             82,600 $    5,001,430
        PolyOne Corp.                             499,100      4,267,305
                                                          --------------
                                                               9,268,735
                                                          --------------

        Iron/Steel (3.0%)
        AK Steel Holdings Corp.                   594,100      5,406,310
        Alcoa, Inc.                               155,700      5,024,439
                                                          --------------
                                                              10,430,749
                                                          --------------

       Communications (11.1%)
       ----------------------
        Broadcasting (1.6%)
        Fox Entertainment Group, Inc. *           177,300      3,902,373
        Sinclair Broadcast Group, Inc. *          224,200      1,654,596
                                                          --------------
                                                               5,556,969
                                                          --------------

        Newspapers (0.1%)
        PRIMEDIA, Inc. *                          230,998        492,026
                                                          --------------

        Telecommunications Diversified (0.9%)
        Dobson Communications Corp. *             316,900      3,127,803
                                                          --------------

        Telecommunications Equipment (1.8%)
        Comverse Technology, Inc. *               323,800      6,090,678
                                                          --------------

        Telecommunications Services (6.7%)
        AT&T Corp.                                489,200      7,460,300
        AT&T Wireless Services, Inc. *            310,974      4,490,465
        NTL, Inc. *                               400,200      1,360,680
        Redback Networks, Inc. *                  934,000      3,745,340
        Verizon Communications, Inc.              110,900      5,523,929
        Visual Networks, Inc. *                   233,100        438,228
                                                          --------------
                                                              23,018,942
                                                          --------------

       Consumer Cyclical (16.6%)
       -------------------------
        Auto Manufacturing (0.8%)
        General Motors Corp. Class H *            197,100      2,710,125
                                                          --------------

        Entertainment (1.1%)
        Liberty Media Corp. *                     319,600      3,736,124
                                                          --------------

        Restaurants (1.0%)
        Wendy's International, Inc.               125,100      3,290,130
                                                          --------------

        Retail/Broadline (5.4%)
        Costco Wholesale Corp. *                  253,100      9,574,773
        Federated Department Stores, Inc. *       247,500      7,917,525
        Neiman Marcus Group, Inc. *                39,200      1,044,680
                                                          --------------
                                                              18,536,978
                                                          --------------

        Retail/Grocery (6.7%)
        Pathmark Stores, Inc. *                   138,100      3,256,398
        The Kroger Company *                      201,900      4,938,474
        Safeway, Inc. *                           355,200     14,794,080
                                                          --------------
                                                              22,988,952
                                                          --------------

        Retail/Specialty (1.6%)
        Staples, Inc. *                           388,400      5,662,871
                                                          --------------

       Consumer Non-Cyclical (17.7%)
       -----------------------------
        Beverages (1.7%)
        Pepsi Bottling Group, Inc. *              125,200      5,819,296
                                                          --------------

        Biotechnology (3.0%)
        Medarex, Inc. *                           195,800      4,033,480
        Nycomed Amersham PLC +                     15,000        132,391
        Nycomed Amersham PLC ADR                  139,300      6,108,305
                                                          --------------
                                                              10,274,176
                                                          --------------

        Commercial Services/Business (0.1%)
        UnitedGlobalCom, Inc. *                   387,000        503,100
                                                          --------------

        -----------------------------------------------------------------
         Description                             Shares       Value
        -----------------------------------------------------------------
         Commercial Services/Technology (0.8%)
         Genuity, Inc. *                        1,236,400 $    1,879,328
         Viant Corp. *                            601,090        751,363
                                                          --------------
                                                               2,630,691
                                                          --------------

         Food (4.2%)
         ConAgra Foods, Inc.                      278,100      6,368,490
         Hormel Foods Corp.                       326,500      7,836,000
         John B. Sanfilippo & Son, Inc. *          31,300        187,800
                                                          --------------
                                                              14,392,290
                                                          --------------

         Healthcare Products (0.9%)
         Baxter International, Inc.                62,600      3,027,962
                                                          --------------

         Healthcare Services (2.1%)
         HCA, Inc.                                183,500      7,277,610
                                                          --------------

         Pharmaceuticals (4.9%)
         Ligand Pharmaceuticals, Inc. *           440,800      5,937,576
         Novartis AG ADR                          250,600      9,430,078
         Pfizer, Inc.                              37,000      1,550,300
                                                          --------------
                                                              16,917,954
                                                          --------------
        Energy (5.1%)
        -------------
         Oil and Gas Producers (0.1%)
         3TEC Energy Corp. *                       16,100        234,416
                                                          --------------

         Oil and Gas Services (5.0%)
         Diamond Offshore Drilling, Inc.           75,900      2,094,840
         Paradigm Geophysical, Ltd. *              48,800        161,040
         SEACOR SMIT, Inc. *                       86,600      3,432,824
         Suncor Energy, Inc.                      124,800      3,783,936
         Tesoro Petroleum Corp. *                 323,200      4,272,704
         Transocean Sedco Forex, Inc.             111,600      3,364,740
                                                          --------------
                                                              17,110,084
                                                          --------------

        Financial (15.9%)
        -----------------
         Banks (5.8%)
         Banknorth Group, Inc.                    195,100      4,278,543
         FleetBoston Financial Corp.              172,200      5,658,492
         Mercantile Bankshares Corp.              115,900      4,429,698
         The Bank of New York                     160,000      5,441,600
                                                          --------------
                                                              19,808,333
                                                          --------------

         Diversified (1.0%)
         Berkshire Hathaway, Inc. Class A              48      3,417,600
                                                          --------------

         Insurance (6.4%)
         American International Group, Inc.       160,099     12,583,781
         PartnerRe, Ltd. ADR                       56,100      2,608,650
         XL Capital, Ltd. Class A                  79,800      6,931,428
                                                          --------------
                                                              22,123,859
                                                          --------------

         Savings & Loan (2.7%)
         Washington Mutual, Inc.                  312,950      9,447,961
                                                          --------------

        Industrial (1.5%)
        -----------------
         Machinery-Diversified
         United Technologies Corp.                 93,100      5,017,159
                                                          --------------

        Technology (6.1%)
        -----------------
         Computers (1.9%)
         Dell Computer Corp. *                    258,500      6,198,830
         Latitude Communications, Inc. *          255,500        413,910
                                                          --------------
                                                               6,612,740
                                                          --------------

         Software (4.2%)
         3Com Corp. *                           1,390,500      5,756,670
         i2 Technologies, Inc. *                  623,900      2,844,984
         Sun Microsystems, Inc. *                 587,300      5,961,095
                                                          --------------
                                                              14,562,749
                                                          --------------

        Total Common Stock (cost $296,754,690)               274,089,062
                                                          --------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

-----------------------------------------------------------------------
 Description                                Shares          Value
-----------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK (1.8%)
Communications (1.8%)
---------------------
 Newspapers
 The News Corp., Ltd. ADR                     267,200  $     6,359,360
                                                       ---------------

Consumer Non-Cyclical (0.0%)
----------------------------
 Commercial Services/Business
 UnitedGlobalCom, Inc.                         54,900           87,840
                                                       ---------------

Total Non-Covertible Preferred Stock (cost $9,153,849)       6,447,200
                                                       ---------------
-----------------------------------------------------------------------
 Description                              Principal         Value
-----------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (3.8%)
Communications (2.9%)
---------------------
 Advertising (1.0%)

 DoubleClick, Inc. 4.750% 3-15-2006                           $    4,936,000 $    3,652,640
                                                                             --------------

 Cable TV (0.3%)
  United Pan-Europe Communications NV NYRS 0.000% 8-1-2009 ^      10,760,000        914,600
                                                                             --------------

 Telecommunications Services (1.6%)
 NTL, Inc. 5.750% 12-15-2009                                       6,340,000      1,458,200
 NTL, Inc. 6.750% 5-15-2008                                        1,645,000        732,025
 NTL, Inc. 144A 6.750% 5-15-2008                                   3,960,000      1,762,200
 NTL, Inc. 7.000% 12-15-2008                                       2,400,000        684,000
 XO Communications, Inc. 5.750% 1-15-2009                          2,325,000        162,750
 XO Communications, Inc. 144A 5.750% 1-15-2009                    11,190,000        783,300
                                                                             --------------
                                                                                  5,582,475
                                                                             --------------
Consumer Non-Cyclical (0.6%)
----------------------------
 Commercial Services/Business
 UnitedGlobalCom, Inc. 0.000% 2-15-2008 ^                         11,840,000      1,894,400
                                                                             --------------

Industrial (0.3%)
-----------------
 Shipbuilding
 Friede Goldman Halter, Inc. 4.500% 9-15-2004 #                    4,910,000        932,900
                                                                             --------------

Total Convertible Corporate Bonds (cost $19,236,309)                             12,977,015
                                                                             --------------

-----------------------------------------------------------------------------------
 Description                                          Principal         Value
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (0.9%)
Communications
--------------
 Telecommunications Services
 NTL, Inc. 10.000% 2-15-2007                        $    1,500,000 $       825,000
 XO Communications, Inc. 9.000% 3-15-2008                6,150,000       1,045,500
 XO Communications, Inc. 10.500% 12-1-2009               2,260,000         384,200
 XO Communications, Inc. 10.750% 6-1-2009                2,840,000         568,000
 XO Communications, Inc. 12.500% 4-15-2006               1,685,000         337,000
                                                                   ---------------

Total Non-Convertible Corporate Bonds (cost $5,097,781)                  3,159,700
                                                                   ---------------

SHORT-TERM SECURITIES (13.8%)
Repurchase Agreements
---------------------
 State Street Bank & Trust ***
   2.54% Repurchase Agreement dated 10-31-2001
   to be repurchased at $17,414,212 on 11-1-2001        17,413,000      17,413,000
                                                                   ---------------
 State Street Bank & Trust ***
   2.54% Repurchase Agreement dated 10-31-2001
   to be repurchased at $30,002,100 on 11-1-2001        30,000,000      30,000,000
                                                                   ---------------

Total Short-Term Securities (cost $47,413,000)                          47,413,000
                                                                   ---------------

----------------------------------------------------------------------------------
 Description                                            Contracts      Value
----------------------------------------------------------------------------------
PURCHASED OPTIONS (0.3%)
                                    Expiration Exercise
                                       Date     Price
                                    -------------------
 Philadelphia Semiconductors Corp.    November      550        78 $      923,520
 Tyco International, Ltd.             November       55       312        193,440
                                                                  --------------

Total Purchased Options (cost $825,600)                                1,116,960
                                                                  --------------

Total Investments (100.3%) (cost $378,481,229)                       345,202,937
                                                                  --------------

Liabilities In Excess of Other Assets (0.3%)                          (1,144,542)
                                                                  --------------
Net Assets (100.0%)                                               $  344,058,395
                                                                  ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH


-------------------------------------------------------------------------
 Description                                   Shares         Value
-------------------------------------------------------------------------
COMMON STOCK (95.7%)
Basic Materials (1.8%)
----------------------
 Chemicals (0.6%)
 Dow Chemical Company                              5,200 $       172,900
                                                         ---------------

 Mining (0.5%)
 Newmont Mining Corp.                              7,100         164,720
                                                         ---------------

 Paper Products (0.7%)
 Kimberly-Clark Corp.                              3,600         199,836
                                                         ---------------

Communications (8.2%)
---------------------
 Advertising (1.4%)
 Omnicom Group, Inc.                               5,600         429,968
                                                         ---------------

 Newspapers (0.9%)
 Viacom, Inc. Class B *                            7,900         288,429
                                                         ---------------

 Telecommunications Diversified (1.4%)
 Vodafone Group PLC ADR                           18,400         425,408
                                                         ---------------

 Telecommunications Services (4.5%)
 ALLTEL Corp.                                      4,000         228,560
 SBC Communications, Inc.                          7,900         301,069
 Sprint Corp.                                     14,300         286,000
 Verizon Communications, Inc.                      7,238         360,525
 WorldCom, Inc. - WorldCom Group *                13,500         181,575
                                                         ---------------
                                                               1,357,729
                                                         ---------------

Consumer Cyclical (9.3%)
------------------------
 Entertainment (0.9%)
 The Walt Disney Company                          14,400         267,696
                                                         ---------------

 Lodging (0.9%)
 Starwood Hotels & Resorts Worldwide, Inc.        12,100         266,684
                                                         ---------------

 Publishing (1.3%)
 Meredith Corp.                                    1,400          46,200
 The McGraw-Hill Companies, Inc.                   6,500         341,770
                                                         ---------------
                                                                 387,970
                                                         ---------------

 Restaurants (0.3%)
 McDonald's Corp.                                  4,100         106,887
                                                         ---------------

 Retail/Apparel (0.4%)
 Nordstrom, Inc.                                   7,600         107,160
                                                         ---------------

 Retail/Broadline (3.1%)
 Family Dollar Stores, Inc.                       17,000         490,620
 Target Corp.                                     14,200         442,330
                                                         ---------------
                                                                 932,950
                                                         ---------------

 Retail/Drug Based (0.6%)
 Walgreen Company                                  5,800         187,804
                                                         ---------------

 Retail/Grocery (0.6%)
 Koninklijke Ahold NV + *                          4,700         132,230
 SYSCO Corp.                                       2,400          57,864
                                                         ---------------
                                                                 190,094
                                                         ---------------

 Retail/Specialty (0.6%)
 Home Depot, Inc.                                  4,700         179,681
                                                         ---------------

 Toys/Games/Hobbies (0.6%)
 Hasbro, Inc.                                     10,500         173,985
                                                         ---------------

Consumer Non-Cyclical (23.9%)
-----------------------------
 Beverages (1.8%)
 PepsiCo, Inc.                                    11,170         544,091
                                                         ---------------

   ---------------------------------------------------------------------------
    Description                                     Shares         Value
   ---------------------------------------------------------------------------
    Commercial Services/Business (0.7%)
    Equifax, Inc.                                       4,200 $        93,912
    Paychex, Inc.                                       3,700         118,622
                                                              ---------------
                                                                      212,534
                                                              ---------------

    Commercial Services/Technology (3.3%)
    AOL Time Warner, Inc. *                             3,700         115,477
    Automatic Data Processing, Inc.                     6,700         346,122
    Certegy, Inc. *                                     2,450          69,825
    First Data Corp.                                    6,900         466,233
                                                              ---------------
                                                                      997,657
                                                              ---------------

    Commercial Services/Transportation (0.6%)
    C.H. Robinson Worldwide, Inc.                       1,900          50,863
    Expeditors International of Washington, Inc.        2,600         117,520
                                                              ---------------
                                                                      168,383
                                                              ---------------

    Food (1.8%)
    General Mills, Inc.                                 6,300         289,296
    McCormick & Company, Inc.                           6,000         262,560
                                                              ---------------
                                                                      551,856
                                                              ---------------

    Healthcare Products (0.9%)
    Johnson & Johnson                                   4,900         283,759
                                                              ---------------

    Healthcare Services (0.5%)
    HCA, Inc.                                           4,000         158,640
                                                              ---------------

    Household Products (2.1%)
    Colgate-Palmolive Company                           2,400         138,048
    Ecolab, Inc.                                        4,700         165,346
    Estee Lauder Companies, Inc. Class A                4,100         132,225
    The Gillette Company                                6,100         189,649
                                                              ---------------
                                                                      625,268
                                                              ---------------

    Pharmaceuticals (10.5%)
    Abbott Laboratories, Inc.                           7,900         418,542
    Allergan, Inc.                                      1,100          78,969
    American Home Products Corp.                       12,500         697,875
    Bristol-Myers Squibb Company, Inc.                  4,200         224,490
    Merck & Company, Inc.                               2,600         165,906
    Pfizer, Inc.                                       23,187         971,535
    Pharmacia Corp.                                     7,042         285,342
    Schering Plough Corp.                               9,300         345,774
                                                              ---------------
                                                                    3,188,433
                                                              ---------------

    Tobacco (1.7%)
    Philip Morris Companies, Inc.                      11,300         528,840
                                                              ---------------

   Energy (8.0%)
   -------------
    Oil and Gas Services
    Amerada Hess Corp.                                  4,700         276,125
    BP PLC ADR                                          6,700         323,878
    ChevronTexaco Corp.                                 6,749         597,624
    Diamond Offshore Drilling, Inc.                     4,800         132,480
    Exxon Mobil Corp.                                  18,296         721,777
    Royal Dutch Petroleum Company NYRS                  7,600         383,876
                                                              ---------------
                                                                    2,435,760
                                                              ---------------

   Financial (27.7%)
   -----------------
    Banks (8.4%)
    Citigroup, Inc.                                    20,659         940,398
    Fifth Third Bancorp                                 3,000         169,260
    FleetBoston Financial Corp.                        10,600         348,316
    Mellon Financial Corp.                             10,400         349,440
    Northern Trust Corp.                                3,800         191,862
    The Bank of New York                                8,500         289,085
    Wells Fargo & Company                               6,500         256,750
                                                              ---------------
                                                                    2,545,111
                                                              ---------------

    Diversified (0.7%)
    American Express Company                            7,300         214,839
                                                              ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH

---------------------------------------------------------------------------------
 Description                                           Shares         Value
---------------------------------------------------------------------------------
Financial (continued)
---------------------
 Insurance (7.5%)
 ACE, Ltd.                                                 7,600 $       267,900
 American International Group, Inc.                        5,563         437,252
 CIGNA Corp.                                               4,700         342,630
 Hartford Financial Services Group, Inc.                   3,800         205,200
 Marsh & McLennan Companies, Inc.                          2,500         241,875
 Mercury General Corp.                                     4,300         186,835
 XL Capital, Ltd. Class A                                  6,800         590,648
                                                                 ---------------
                                                                       2,272,340
                                                                 ---------------

 Real Estate (5.1%)
 Archstone-Smith Trust                                    12,000         290,400
 Cousins Properties, Inc.                                 14,250         344,993
 Duke-Weeks Realty Corp.                                  10,562         243,453
 Equity Office Properties Trust                            4,043         115,226
 Reckson Associates Realty Corp.                          11,600         266,800
 Vornado Realty Trust                                      7,500         294,000
                                                                 ---------------
                                                                       1,554,872
                                                                 ---------------

 Securities Brokers (2.1%)
 Morgan Stanley, Dean Witter, Discover and Company         4,100         200,572
 Waddell & Reed Financial, Inc. Class A                   17,430         444,291
                                                                 ---------------
                                                                         644,863
                                                                 ---------------

 United States Government Agencies (3.9%)
 Federal Home Loan Mortgage Corp.                         12,300         834,186
 Federal National Mortgage Association                     4,400         356,224
                                                                 ---------------
                                                                       1,190,410
                                                                 ---------------

Industrial (11.2%)
------------------
 Aerospace/Defense (0.7%)
 Honeywell International, Inc.                             7,100         209,804
                                                                 ---------------

 Electronic Components/Equipment (1.5%)
 Molex, Inc.                                               7,700         191,345
 Technitrol, Inc.                                          5,300         131,864
 Teleflex, Inc.                                            3,500         140,000
                                                                 ---------------
                                                                         463,209
                                                                 ---------------

 Electronics (1.4%)
 General Electric Company                                 11,850         431,458
                                                                 ---------------

 Environmental Control (1.3%)
 Danaher Corp.                                             2,800         156,072
 Waste Management, Inc.                                    9,500         232,750
                                                                 ---------------
                                                                         388,822
                                                                 ---------------

 Machinery-Diversified (3.7%)
 Applied Materials, Inc. *                                 3,500         119,385
 Baker Hughes, Inc.                                        7,900         283,057
 Dover Corp.                                               7,600         250,420
 Nordson Corp.                                             7,100         159,253
 Pall Corp.                                               15,400         312,620
                                                                 ---------------
                                                                       1,124,735
                                                                 ---------------

 Metal Fabricate/Hardware (0.9%)
 Masco Corp.                                              13,500         267,705
                                                                 ---------------

 Miscellaneous Manufacturing (0.6%)
 Tyco International, Ltd.                                  3,700         181,818
                                                                 ---------------

 Transportation/Railroad (1.1%)
 Union Pacific Corp.                                       6,600         343,266
                                                                 ---------------

  ----------------------------------------------------------------------------
   Description                                     Shares          Value
  ----------------------------------------------------------------------------
  Technology (4.6%)
  -----------------
   Computers (0.9%)
   Compaq Computer Corp.                               13,900 $       121,625
   Dell Computer Corp. *                                5,800         139,084
                                                              ---------------
                                                                      260,709
                                                              ---------------

   Office/Business Equipment (0.8%)
   Cisco Systems, Inc. *                                5,600          94,752
   Jabil Circuit, Inc. *                                6,800         144,160
                                                              ---------------
                                                                      238,912
                                                              ---------------

   Semiconductors (1.4%)
   Celestica, Inc.                                      3,400         116,688
   Linear Technology Corp.                              4,100         159,080
   Texas Instruments, Inc.                              5,100         142,749
                                                              ---------------
                                                                      418,517
                                                              ---------------

   Software (1.5%)
   Adobe Systems, Inc.                                  4,600         121,440
   Microsoft Corp. *                                    5,800         337,270
                                                              ---------------
                                                                      458,710
                                                              ---------------

  Utilities (1.0%)
  ----------------
   Electric
   TECO Energy, Inc.                                   11,970         308,228
                                                              ---------------

  Total Common Stock (cost $30,524,186)                            29,053,450
                                                              ---------------

  CONVERTIBLE PREFERRED STOCK (0.4%)
  Communications
  --------------
   Telecommunications Equipment
   Nokia Corp. OY ADR (cost $176,051)                   6,500         133,315
                                                              ---------------
  ----------------------------------------------------------------------------
   Description                                    Principal        Value
  ----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (3.3%)
  Commercial Paper (1.6%)
  -----------------------
   Sand Dollar Funding 2.420% 11-19-2001        $     500,000 $       499,395
                                                              ---------------

  Other Short-Term Securities (1.7%)
  ----------------------------------
   SSgA Money Market Fund
    7-day yield of 2.540% 11-1-2001                   505,000         505,000
                                                              ---------------

  Total Short-Term Securities (cost $1,004,395)                     1,004,395
                                                              ---------------

  Total Investments (99.4%) (cost $31,704,632)                     30,191,160
                                                              ---------------

  Other Assets In Excess of Liabilities (0.6%)                        168,115
                                                              ---------------
  Net Assets (100.0%)                                         $    30,359,275
                                                              ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP


------------------------------------------------------------------------
 Description                                  Shares         Value
------------------------------------------------------------------------
COMMON STOCK (98.2%)
Basic Materials (1.4%)
----------------------
 Chemicals (0.8%)
 Cabot Corp.                                        700 $        23,450
 Cambrex Corp.                                    1,000          37,000
 OM Group, Inc.                                   1,600          96,880
                                                        ---------------
                                                                157,330
                                                        ---------------

 Iron/Steel (0.5%)
 Lone Star Technologies, Inc. *                   3,800          62,472
 Maverick Tube Corp. *                            3,300          39,930
                                                        ---------------
                                                                102,402
                                                        ---------------

 Mining (0.1%)
 Stillwater Mining Company *                      1,600          24,944
                                                        ---------------

Communications (7.5%)
---------------------
 Advertising (0.8%)
 Catalina Marketing Corp. *                       2,300          63,595
 Getty Images, Inc. *                             3,700          57,683
 Lamar Advertising Company *                      1,600          50,240
                                                        ---------------
                                                                171,518
                                                        ---------------

 Broadcasting (1.8%)
 Cox Radio, Inc. Class A *                        3,300          71,610
 Emmis Communications Corp. Class A *             2,900          39,295
 Entercom Communications Corp. *                  2,000          67,400
 Hispanic Broadcasting Corp. Class A *              800          13,408
 Price Communications Corp. *                     3,500          63,525
 Radio One, Inc. Class D *                        6,400          73,920
 Radio One, Inc. Class A *                        1,200          13,980
 Regent Communications, Inc. *                    5,400          31,482
                                                        ---------------
                                                                374,620
                                                        ---------------

 Cable TV (0.1%)
 Insight Communications Company, Inc. *             700          14,350
                                                        ---------------

 Publishing (0.2%)
 Valassis Communications, Inc. *                  1,500          46,800
                                                        ---------------

 Telecommunications Diversified (1.0%)
 AirGate PCS, Inc. *                              1,700          87,482
 Triton PCS Holdings, Inc. *                      1,400          45,052
 Western Wireless Corp. *                         2,200          64,174
                                                        ---------------
                                                                196,708
                                                        ---------------

 Telecommunications Equipment (3.4%)
 AudioCodes, Ltd. *                               2,200           5,874
 Concord Communications, Inc. *                   2,600          38,090
 DMC Stratex Networks, Inc. *                     2,100          11,445
 Harmonic, Inc. *                                 3,071          24,783
 Inter-Tel, Inc.                                  2,900          44,022
 L-3 Communications Holdings, Inc. *              1,000          86,870
 Millicom International Cellular SA ADR *         1,600          17,680
 Openwave Systems, Inc. *                         1,744          13,481
 PECO II, Inc. *                                  2,300          10,465
 Plantronics, Inc. *                              4,700          97,666
 Polycom, Inc. *                                  5,206         156,076
 Powerwave Technologies, Inc. *                   3,300          50,490
 Proxim, Inc. *                                   6,100          41,297
 REMEC, Inc. *                                    3,100          27,745
 SeaChange International, Inc. *                    600          14,760
 The Titan Corp. *                                  800          20,904
 Turnstone Systems, Inc. *                        3,000           9,570
 Ulticom, Inc. *                                    600           5,760
 ViaSat, Inc. *                                   1,800          26,658
                                                        ---------------
                                                                703,636
                                                        ---------------

 Telecommunications Services (0.2%)
 Exodus Communications, Inc. *                    6,700             891
 Global Payments, Inc.                              680          20,366
 SBA Communications Corp. *                       3,500          28,700
                                                        ---------------
                                                                 49,957
                                                        ---------------

  -----------------------------------------------------------------------------
   Description                                       Shares         Value
  -----------------------------------------------------------------------------
  Consumer Cyclical (14.1%)
  -------------------------
   Auto Manufacturing (0.4%)
   Group 1 Automotive, Inc. *                            3,300 $        88,440
                                                               ---------------

   Entertainment (1.1%)
   International Speedway Corp.                          1,900          70,528
   Macrovision Corp. *                                   2,800          68,908
   Six Flags, Inc. *                                     1,600          18,880
   Westwood One, Inc. *                                  2,700          64,233
                                                               ---------------
                                                                       222,549
                                                               ---------------

   Footwear (0.5%)
   The Timberland Company Class A *                      1,700          55,216
   Vans, Inc. *                                          3,400          48,824
                                                               ---------------
                                                                       104,040
                                                               ---------------

   Home Builders (0.4%)
   D.R. Horton, Inc.                                       800          17,880
   KB Home                                                 900          26,595
   Toll Brothers, Inc. *                                 1,000          31,160
                                                               ---------------
                                                                        75,635
                                                               ---------------

   Home Furnishings (0.5%)
   Ethan Allen Interiors, Inc.                             300           9,603
   Mohawk Industries, Inc. *                             1,900          82,080
                                                               ---------------
                                                                        91,683
                                                               ---------------

   Housewares (0.1%)
   Gentex Corp. *                                        1,100          26,180
                                                               ---------------

   Jewelry (0.1%)
   Fossil, Inc. *                                        1,125          20,407
                                                               ---------------

   Publishing (0.5%)
   Scholastic Corp. *                                    2,500         111,750
                                                               ---------------

   Restaurants (2.5%)
   AFC Enterprises, Inc.                                   600          15,150
   BUCA, Inc. *                                          1,500          20,370
   California Pizza Kitchen, Inc. *                      1,200          21,576
   CEC Entertainment, Inc. *                             3,600         139,464
   P.F. Chang's China Bistro, Inc. *                     1,700          67,371
   RARE Hospitality International, Inc. *                2,800          51,044
   Sonic Corp. *                                         3,300         110,583
   The Cheesecake Factory, Inc.                          3,250          91,650
                                                               ---------------
                                                                       517,208
                                                               ---------------

   Retail/Apparel (2.3%)
   Abercrombie & Fitche Company Class A *                1,000          18,820
   American Eagle Outfitters, Inc. *                     3,700         101,380
   AnnTaylor Stores Corp. *                                700          15,400
   Men's Wearhouse, Inc. *                               2,800          55,636
   Pacific Sunwear of California, Inc. *                 2,300          31,625
   Quiksilver, Inc. *                                    6,750          88,898
   Ross Stores, Inc.                                     1,300          40,690
   The Talbots, Inc.                                     1,800          51,300
   Too, Inc. *                                           2,600          69,186
                                                               ---------------
                                                                       472,935
                                                               ---------------

   Retail/Broadline (0.7%)
   Casey's General Stores, Inc.                          3,100          38,595
   Family Dollar Stores, Inc.                            1,900          54,834
   MSC Industrial Direct Company, Inc. Class A *         2,000          32,800
   Neiman Marcus Group, Inc. *                             900          23,985
                                                               ---------------
                                                                       150,214
                                                               ---------------

   Retail/Drug Based (0.2%)
   Duane Reade, Inc. *                                   1,100          32,912
                                                               ---------------

   Retail/Grocery (0.8%)
   Performance Food Group Company *                      3,700         108,743
   Whole Foods Market, Inc. *                            1,400          48,650
                                                               ---------------
                                                                       157,393
                                                               ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

       ------------------------------------------------------------------
        Description                               Shares      Value
       ------------------------------------------------------------------
       Consumer Cyclical (continued)
       -----------------------------
        Retail/Specialty (2.9%)
        Copart, Inc. *                             3,600 $       105,660
        Cost Plus, Inc. *                          4,500          87,525
        Dollar Tree Stores, Inc. *                 2,100          47,187
        Linens 'n Things, Inc. *                   1,100          20,020
        Michaels Stores, Inc. *                    1,300          66,781
        O'Reilly Automotive, Inc. *                4,600         129,996
        Tweeter Home Entertainment Group, Inc. *   4,800          75,648
        Ultimate Electronics, Inc. *               1,400          25,396
        Williams-Sonoma, Inc. *                    1,800          46,620
                                                         ---------------
                                                                 604,833
                                                         ---------------

        Toys/Games/Hobbies (1.1%)
        JAKKS Pacific, Inc. *                      5,000          94,250
        SCP Pool Corp. *                           6,025         140,021
                                                         ---------------
                                                                 234,271
                                                         ---------------

Consumer Non-Cyclical (36.7%)
-----------------------------
 Agriculture (0.0%)
 Delta and Pine Land Company                   300     5,415
                                                   ---------

 Biotechnology (8.0%)
 Abgenix, Inc. *                             2,200    65,538
 Affymetrix, Inc. *                          1,000    30,050
 Aviron *                                    1,100    36,630
 Bruker Daltonics, Inc. *                      900    20,700
 Celgene Corp. *                             1,100    36,212
 Cephalon, Inc. *                            1,924   121,308
 Core Laboratories NV NYRS *                 5,500    89,650
 Cyberonics, Inc. *                            600     9,432
 Deltagen, Inc.                              4,800    44,160
 Exelixis, Inc. *                              900    12,060
 Gilead Sciences, Inc. *                     1,300    81,770
 IDEXX Laboratories, Inc. *                    800    20,160
 ImClone Systems, Inc. *                       300    18,357
 Incyte Genomics, Inc. *                     3,500    52,150
 Invitrogen Corp. *                          2,100   128,814
 Kopin Corp. *                               2,200    27,698
 Medarex, Inc. *                             2,600    53,560
 Mettler-Toledo International, Inc. *        3,200   146,912
 Myriad Genetics, Inc. *                       600    27,600
 Neose Technologies, Inc. *                    500    14,680
 Newport Corp.                               2,300    35,857
 OSI Pharmaceutical, Inc. *                    400    18,272
 Protein Design Labs, Inc. *                 1,800    59,418
 Regeneron Pharmaceuticals, Inc. *             500    11,050
 Serologicals Corp. *                        5,700   100,605
 Symyx Technologies, Inc. *                  4,800    75,312
 Triangle Pharmaceuticals, Inc. *            8,400    31,500
 Trimeris, Inc. *                            1,000    39,701
 Varian, Inc. *                              3,500    88,690
 Vertex Pharmaceuticals, Inc.                2,294    56,203
 Vical, Inc. *                               2,500    32,125
 Waters Corp.*                               2,100    74,529
                                                   ---------
                                                   1,660,703
                                                   ---------

 Commercial Services/Business (3.6%)
 Exult, Inc. *                               5,400    75,600
 F.Y.I., Inc. *                              3,000   107,850
 Forrester Research, Inc. *                  5,800    93,670
 Heidrick & Struggles International, Inc. *  4,100    62,156
 Iron Mountain, Inc. *                       3,900   152,295
 Jupiter Media Metrix, Inc. *                  600       816
 On Assignment, Inc. *                         800    12,968
 PDI, Inc.                                   1,300    36,387
 Professional Staff PLC ADR *                  400     1,040
 TeleTech Holdings, Inc. *                   2,400    19,392
 The Corporate Executive Board Company *     5,900   180,363
                                                   ---------
                                                     742,537
                                                   ---------

 ------------------------------------------------------------------------------
  Description                                      Shares          Value
 ------------------------------------------------------------------------------
  Commercial Services/Education (1.2%)
  Career Education Corp. *                             1,600  $        41,712
  DeVry, Inc. *                                        3,200           86,240
  Education Management Corp. *                           900           31,050
  Learning Tree International, Inc. *                  2,100           44,184
  University of Phoenix Online *                       1,600           42,080
                                                              ---------------
                                                                      245,266
                                                              ---------------

  Commercial Services/Personal (0.5%)
  Bright Horizons Family Solutions, Inc. *             3,100           78,771
  G&K Services, Inc.                                   1,000           27,610
                                                              ---------------
                                                                      106,381
                                                              ---------------

  Commercial Services/Technology (4.4%)
  Affiliated Computer Services, Inc. Class A *         1,100           96,855
  Avocent Corp. *                                      2,500           46,650
  ChoicePoint, Inc. *                                  3,100          132,618
  Digital Insight Corp. *                              6,800          113,220
  Earthlink, Inc. *                                    1,300           19,045
  FactSet Research Systems, Inc.                       4,700          116,325
  Keynote Systems, Inc. *                              1,100            8,382
  Macromedia, Inc. *                                   3,400           50,864
  Mercury Interactive Corp. *                          1,100           26,202
  META Group, Inc. *                                   7,900           16,195
  Netegrity, Inc. *                                    2,750           32,285
  Register.com, Inc. *                                 6,400           54,400
  RSA Security, Inc. *                                 1,850           22,274
  SONICblue, Inc. *                                    3,000            3,180
  Stellent, Inc. *                                     2,100           43,050
  The BISYS Group, Inc. *                              2,400          124,848
                                                              ---------------
                                                                      906,393
                                                              ---------------

  Commercial Services/Transportation (1.1%)
  C.H. Robinson Worldwide, Inc.                        3,800          101,726
  Expeditors International of Washington, Inc.         1,500           67,800
  UTi Worldwide, Inc.                                  4,200           52,752
                                                              ---------------
                                                                      222,278
                                                              ---------------

  Food (0.9%)
  Dreyer's Grand Ice Cream, Inc.                       2,700           88,290
  Smithfield Foods, Inc. *                             1,600           33,680
  The Topps Company, Inc. *                            2,600           26,650
  Tootsie Roll Industries, Inc.                        1,100           40,326
                                                              ---------------
                                                                      188,946
                                                              ---------------

  Healthcare Products (5.0%)
  American Medical Systems Holdings, Inc. *              600           11,400
  Apogent Technologies, Inc. *                           700           16,394
  Coherent, Inc. *                                     1,700           45,050
  CYTYC Corp. *                                        3,300           86,526
  Datascope Corp.                                      4,100          137,309
  DENTSPLY International, Inc.                         1,300           58,487
  ICU Medical, Inc. *                                  2,400          105,576
  Mentor Corp.                                         1,100           30,712
  Omnicare, Inc.                                       4,400           87,472
  Patterson Dental Company *                           3,600          136,800
  ResMed, Inc. *                                       2,300          128,340
  Techne Corp. *                                       5,900          177,826
                                                              ---------------
                                                                    1,021,892
                                                              ---------------

  Healthcare Services (7.8%)
  Accredo Health, Inc. *                               4,500          153,540
  Advance PCS                                          1,600           97,232
  AmeriPath, Inc. *                                    3,400           95,574
  Caremark Rx, Inc. *                                  4,700           62,980
  DaVita, Inc. *                                       1,000           18,200
  Enzon, Inc. *                                        2,400          148,440
  Express Scripts, Inc.                                1,700           69,598

        First Health Group Corp. *                      5,000    135,000
        Hooper Holmes, Inc.                             9,500     65,075
        Human Genome Sciences, Inc. *                   1,600     68,208
        LifePoint Hospitals, Inc. *                     3,900    121,602
        Lincare Holdings, Inc. *                        3,800     97,660
        Province Healthcare Company *                   4,300    118,465
        Specialty Laboratories, Inc.                    2,700     77,787
        Triad Hospitals, Inc. *                         1,600     43,040
        Unilab Corp. *                                  3,300     78,144
        United Surgical Partners International, Inc. *  1,600     28,800
        Universal Health Services, Inc. Class B *       3,200    129,248
                                                               ---------
                                                               1,608,593
                                                               ---------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

            ---------------------------------------------------------
             Description                             Shares  Value
            ---------------------------------------------------------
             Pharmaceuticals (4.2%)
             Albany Molecular Research, Inc. *        2,300 $ 63,710
             Alkermes, Inc. *                         3,000   76,950
             Cell Genesys, Inc. *                       900   16,110
             CIMA Labs, Inc. *                        1,000   54,050
             COR Therapeutics, Inc. *                 1,100   24,783
             Cubist Pharmaceuticals, Inc. *           1,300   52,390
             Inhale Therapeutic Systems, Inc. *       2,200   38,500
             K-V Pharmaceutical Company Class A *     3,100   78,337
             King Pharmaceuticals, Inc. *               849   33,103
             Medicis Pharmaceutical Corp. Class A *   1,300   74,996
             Neurocrine Biosciences, Inc. *           3,100  130,417
             NPS Pharmaceuticals, Inc. *              2,100   75,873
             Priority Healthcare Corp. Class B *      2,700   78,003
             Shire Pharmaceuticals Group PLC ADS *    1,021   45,639
             ViroPharma, Inc. *                       1,300   32,539
                                                            --------
                                                             875,400
                                                            --------

            Energy (5.0%)
            -------------
             Oil and Gas Producers (2.6%)
             Cabot Oil & Gas Corp.                    6,100  147,010
             Spinnaker Exploration Company *          2,700  118,476
             Stone Energy Corp. *                     2,400   94,920
             Tom Brown, Inc. *                        3,400   79,390
             XTO Energy, Inc.                         5,100   91,800
                                                            --------
                                                             531,596
                                                            --------

             Oil and Gas Services (2.4%)
             B.J. Services Company *                  1,800   46,062
             Cal Dive International, Inc. *           2,900   60,581
             Global Industries, Ltd. *                3,600   25,452
             Grey Wolf, Inc. *                        5,400   15,606
             Key Energy Services, Inc. *              4,800   41,760
             Patterson-UTI Energy, Inc. *             7,800  140,556
             Pride International, Inc. *             10,400  133,744
             Veritas DGC, Inc.*                       2,700   41,472
                                                            --------
                                                             505,233
                                                            --------

            Financial (8.7%)
            ----------------
             Banks (3.1%)
             City National Corp.                      1,450   59,450
             Commerce Bancorp., Inc.                  1,625  118,625
             Community First Bankshares, Inc.         2,500   60,050
             East West Bancorp., Inc.                 1,000   22,590
             Investors Financial Services Corp.       1,000   52,900
             Silicon Valley Bancshares *              3,500   82,040
             Southwest Bancorp. of Texas, Inc. *      3,200   91,808
             Sterling Bancshares, Inc.                6,700   79,797
             UCBH Holdings, Inc.                      2,300   66,700
                                                            --------
                                                             633,960
                                                            --------

               Diversified (1.3%)
               Affiliated Managers Group, Inc. *     2,400     148,080
               AmeriCredit Corp. *                   2,900  44,950
               Metris Companies, Inc.                2,150  34,852
               National Commerce Financial Corp.     1,700  38,675
                                                           -------
                                                           266,557
                                                           -------

               Insurance (2.3%)
               Annuity and Life Re (Holdings), Ltd.    700  16,268
               Arthur J. Gallagher & Company         1,500  54,810
               Brown & Brown, Inc.                     900  51,660
               PMI Group, Inc.                       1,100  60,995
               Radian Group, Inc.                    2,418  81,898
               Schuler Homes, Inc.                     700  11,396
               StanCorp Financial Group, Inc.        2,700 119,880
               Triad Guaranty, Inc. *                2,600  85,670
                                                           -------
                                                           482,577

      --------------------------------------------------------------------
       Description                                        Shares  Value
      --------------------------------------------------------------------
       Real Estate (0.6%)
       Apartment Investment & Management Company Class A   1,250 $ 52,463
       Catellus Development Corp. *                        3,700   63,640
       Trammell Crow Company *                               600    5,886
                                                                 --------
                                                                  121,989
                                                                 --------

       Securities Brokers (1.4%)
       Eaton Vance Corp.                                   2,000   56,200
       Investment Technology Group, Inc. *                 2,000  128,820
       Legg Mason, Inc.                                    1,800   75,798
       Waddell & Reed Financial, Inc. Class A                950   24,216
                                                                 --------
                                                                  285,034
                                                                 --------

      Industrial (8.4%)
      -----------------
       Aerospace/Defense (0.1%)
       Triumph Group, Inc. *                               1,100   28,258
                                                                 --------

       Building Materials (0.8%)
       Cabot Microelectronics Corp. *                      2,373  157,282
                                                                 --------

       Electronic Components/Equipment (1.9%)
       Amphenol Corp. Class A *                              800   35,640
       Artesyn Technologies, Inc. *                        1,100    7,931
       Catalytica Energy Systems, Inc. *                   1,121    7,062
       CTS Corp.                                           1,800   29,070
       Dionex Corp. *                                      2,850   68,400
       KEMET Corp. *                                       2,400   42,912
       Mercury Computer Systems, Inc. *                    2,100   99,036
       SBS Technologies, Inc. *                            1,300   19,955
       Technitrol, Inc.                                    3,500   87,080
       Western Mutiplex Corp. *                            1,500    5,850
                                                                 --------
                                                                  402,936
                                                                 --------

       Electronics (0.5%)
       Carlisle Companies, Inc.                              800   23,904
       Harman International Industries, Inc.               2,600   85,930
                                                                 --------
                                                                  109,834
                                                                 --------

       Engineering/Construction (1.4%)
       Dycom Industries, Inc. *                            5,925   70,804
       Insituform Technologies, Inc. *                     4,800   91,968
       Quanta Services, Inc. *                             2,650   40,280
       Tetra Tech, Inc. *                                  3,500   90,580
                                                                 --------
                                                                  293,632
                                                                 --------

               Environmental Control (0.1%)
               MKS Instruments, Inc. *         843         18,192
                                                   --------------

               Machinery-Diversified (1.7%)
               Asyst Technologies, Inc. *    1,200         10,920
               Brooks Automation, Inc. *     2,700         87,156
               Cooper Cameron Corp. *          900         35,100
               National-Oilwell, Inc. *      2,800         51,856
               PRI Automation, Inc.          2,000         32,880
               Smith International, Inc. *     400         18,920
               Terex Corp. *                 1,500         24,315
               Watsco, Inc.                  6,100         79,239
                                                   --------------
                                                          340,386
                                                   --------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

            --------------------------------------------------------
             Description                            Shares  Value
            --------------------------------------------------------
             Metal Fabricate/Hardware (0.8%)
             Mobile Mini, Inc. *                     1,200 $ 37,416
             Shaw Group, Inc. *                      2,200   60,500
             Simpson Manufacturing Company, Inc. *   1,400   71,960
                                                           --------
                                                            169,876
                                                           --------

             Miscellaneous Manufacturing (0.0%)
             Zomax, Inc. *                           1,300    6,578
                                                           --------

             Transportation/Air (0.4%)
             Mesaba Holdings, Inc. *                 1,500   10,125
             SkyWest, Inc.                           3,800   69,540
                                                           --------
                                                             79,665
                                                           --------

             Trucking & Leasing (0.7%)
             Forward Air Corp. *                     5,300  139,548
                                                           --------

            Technology (16.1%)
            ------------------
             Computers (0.3%)
             Emulex Corp. *                            800   18,944
             Insight Enterprises, Inc. *             2,100   34,125
             SanDisk Corp. *                         1,600   17,504
                                                           --------
                                                             70,573
                                                           --------

             Office/Business Equipment (0.7%)
             Zebra Technologies Corp. Class A *      2,900  133,603
                                                           --------

             Semiconductors (6.3%)
             Alliance Semiconductor Corp. *          1,500   12,375
             Alpha Industries, Inc. *                4,100   95,448
             ATMI, Inc. *                            6,600  125,796
             AXT, Inc. *                             1,400   15,288
             Benchmark Electronics, Inc. *             900   15,345
             CommScope, Inc. *                       2,100   41,055
             Cree, Inc. *                            2,400   43,080
             Cymer, Inc. *                           3,600   75,240
             DDi Corp. *                             1,900   17,157
             Exar Corp. *                            2,900   65,366
             hi/fn, inc. *                             500    7,185
             Integrated Silicon Solution, Inc. *     6,500   67,535
             Lattice Semiconductor Corp. *           4,600   80,500
             Maxim Integrated Products, Inc. *         490   22,418
             Micro Warehouse, Inc. *                 3,600   90,540
             Microchip Technology, Inc. *              350   10,927
             MIPS Technologies, Inc. *                 800    7,480
             NVIDIA Corp. *                          1,200   51,432
             Pericom Semiconductor Corp. *           4,200   56,490
             Pixelworks, Inc. *                      3,900   39,390
             Plexus Corp. *                          4,600  115,000
             QuickLogic Corp. *                        600    2,184
             Semtech Corp. *                         1,400   52,850
             Silicon Storage Technology, Inc. *      6,200   55,490
             TranSwitch Corp. *                      4,500   14,895

 TriQuint Semiconductor, Inc. *                     2,926    51,732
 Varian Semiconductor Equipment Associates, Inc. *  1,900    57,076
 Virata Corp. *                                     1,200    14,376
                                                          ---------
                                                          1,303,650
                                                          ---------

  -----------------------------------------------------------------------------
   Description                                            Shares      Value
  -----------------------------------------------------------------------------
   Software (8.8%)
   Actuate Corp. *                                           8,400 $    34,860
   Advent Software, Inc. *                                   1,300      50,141
   Anaren Microwave, Inc. *                                  2,000      30,580
   Aspen Technology, Inc. *                                  1,200      15,900
   Barra, Inc. *                                             2,850     131,813
   Cognex Corp. *                                            3,100      58,838
   Cohu, Inc.                                                2,600      45,370
   Dendrite International, Inc. *                            2,350      23,312
   Echelon Corp. *                                             500       6,800
   Eclipsys Corp. *                                          2,500      31,225
   Electronic Arts, Inc. *                                     900      46,314
   eLoyalty Corp. *                                          1,200         552
   Embarcadero Technologies, Inc. *                          3,900      45,630
   Fair, Isaac and Company, Inc.                             2,150     102,233
   HNC Software, Inc. *                                      1,700      29,410
   Hyperion Solutions Corp. *                                2,400      36,000
   Informatica Corp. *                                       4,000      37,080
   Internet Security Systems, Inc. *                           900      23,805
   Interwoven, Inc. *                                        1,600      11,696
   Jack Henry & Associates, Inc.                             1,300      32,058
   Liberate Technologies, Inc. *                             3,900      38,532
   LTX Corp. *                                               2,300      37,858
   MatrixOne, Inc. *                                         4,600      25,300
   Micromuse, Inc. *                                         1,700      15,725
   National Instruments Corp. *                              3,000      86,430
   NetIQ Corp. *                                             1,924      54,161
   Optimal Robotics Corp. *                                  1,300      38,324
   Packeteer, Inc. *                                         5,100      17,340
   Peregrine Systems, Inc. *                                 6,466      93,369
   Precise Software Solutions, Ltd.*                         3,000      57,330
   Radiant Systems, Inc. *                                   3,350      22,144
   Retek, Inc. *                                             1,300      26,416
   SERENA Software, Inc. *                                   4,600      74,335
   SmartForce PLC ADR *                                      1,900      31,274
   SonicWALL, Inc. *                                         4,500      63,900
   Sybase, Inc. *                                            5,100      69,360
   Symantec Corp. *                                          1,000      54,990
   THQ, Inc. *                                               2,300     114,540
   Verity, Inc. *                                            4,200      44,603
   Websense, Inc.*                                           2,700      65,610
                                                                   -----------
                                                                     1,825,158
                                                                   -----------

  Utilities (0.3%)
  ----------------
   Electric
   Calpine Corp. *                                           2,500      61,875
                                                                   -----------

  Total Common Stock (cost $24,765,922)                             20,304,511
                                                                   -----------
  -----------------------------------------------------------------------------
   Description                                          Principal     Value
  -----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (1.5%)
  Other Short-Term Securities
  ---------------------------
   SSgA Money Market Fund
     7-day yield of 2.540% 11-1-2001 (cost $305,000)    $  305,000 $   305,000
                                                                   -----------

  Total Investments (99.7%) (cost $25,070,922)                      20,609,511
                                                                   -----------

  Other Assets In Excess of Liabilities (0.3%)                          57,035
                                                                   -----------
  Net Assets (100.0%)                                              $20,666,546
                                                                   ===========

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY


---------------------------------------------------------------------
 Description                               Shares         Value
---------------------------------------------------------------------
COMMON STOCK (97.5%)
Communications (21.0%)
----------------------
 Advertising (3.2%)
 Lamar Advertising Company *                   8,000 $       251,200
                                                     ---------------

 Broadcasting (3.3%)
 Clear Channel Communications, Inc. *          6,800         259,216
                                                     ---------------

 Cable TV (8.4%)
 Comcast Corp. Class A *                      10,500         376,320
 Cox Communications, Inc. Class A *            7,500         287,250
                                                     ---------------
                                                             663,570
                                                     ---------------

 Telecommunications Equipment (4.3%)
 QUALCOMM, Inc. *                              7,000         343,840
                                                     ---------------

 Telecommunications Services (1.8%)
 Sprint Corp. *                                6,500         144,950
                                                     ---------------

Consumer Cyclical (18.2%)
-------------------------
 Entertainment (3.2%)
 Liberty Media Corp. *                        22,000         257,180
                                                     ---------------

 Lodging (1.9%)
 Marriott International, Inc.                  5,000         156,650
                                                     ---------------

 Retail/Drug Based (5.9%)
 Rite Aid Corp. *                             55,000         303,600
 Walgreen Company                              5,000         161,900
                                                     ---------------
                                                             465,500
                                                     ---------------

 Retail/Grocery (3.7%)
 Safeway, Inc. *                               7,000         291,550
                                                     ---------------

 Retail/Specialty (3.5%)
 RadioShack Corp.                             11,000         274,890
                                                     ---------------

Consumer Non-Cyclical (31.4%)
-----------------------------
 Commercial Services/Business (13.5%)
 Concord EFS, Inc. *                          12,000         328,440
 Moody's Corp.                                 8,000         277,760
 Paychex, Inc.                                 8,000         256,480
 Robert Half International, Inc. *            10,000         206,300
                                                     ---------------
                                                           1,068,980
                                                     ---------------

 Commercial Services/Technology (10.8%)
 First Data Corp.                              9,000         608,130
 VeriSign, Inc. *                              6,500         251,615
                                                     ---------------
                                                             859,745
                                                     ---------------

-------------------------------------------------------------------------------------
 Description                                            Shares           Value
-------------------------------------------------------------------------------------
 Commercial Services/Transportation (3.4%)
 Expeditors International of Washington, Inc.                 6,000 $       271,200
                                                                    ---------------

 Pharmaceuticals (3.7%)
 Pfizer, Inc.                                                 7,000         293,300
                                                                    ---------------

Financial (13.8%)
-----------------
 Banks (7.6%)
 Northern Trust Corp.                                         5,500         277,695
 State Street Corp.                                           7,000         318,780
                                                                    ---------------
                                                                            596,475
                                                                    ---------------

 Diversified (3.8%)
 MBNA Corp.                                                  11,000         303,710
                                                                    ---------------

 Securities Brokers (2.4%)
 Charles Schwab Corp.                                        14,900         191,912
                                                                    ---------------

Industrial (5.9%)
-----------------
 Machinery-Diversified (1.7%)
 Applied Materials, Inc. *                                    4,000         136,440
                                                                    ---------------

 Trucking & Leasing (4.2%)
 United Parcel Service, Inc.                                  6,500         331,500
                                                                    ---------------

Technology (7.2%)
-----------------
 Semiconductors (3.5%)
 Intel Corp.                                                 11,500         280,830
                                                                    ---------------

 Software (3.7%)
 Microsoft Corp. *                                            5,000         290,750
                                                                    ---------------

Total Common Stock (cost $9,204,415)                                      7,733,388
                                                                    ---------------
-------------------------------------------------------------------------------------
 Description                                           Principal         Value
-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.8%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.000% 11-1-2001 (cost $224,980)                 $       224,980 $       224,980
                                                                    ---------------

Total Investments (100.3%) (cost $9,429,395)                              7,958,368
                                                                    ---------------

Liabilities In Excess of Other Assets (-0.3%)                               (26,755)
                                                                    ---------------
Net Assets (100.0%)                                                 $     7,931,613
                                                                    ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA SMALL COMPANY

----------------------------------------------------------------------------
 Description                                      Shares         Value
----------------------------------------------------------------------------
COMMON STOCK (93.5%)
Communications (7.1%)
---------------------
 Advertising (1.6%)
 Lamar Advertising Company *                          5,500 $       172,700
                                                            ---------------

 Telecommunications Services (5.5%)
 Global Payments, Inc.                               20,200         604,990
                                                            ---------------

Consumer Cyclical (2.8%)
------------------------
 Housewares
 Gentex Corp. *                                      13,000         309,400
                                                            ---------------

Consumer Non-Cyclical (51.3%)
-----------------------------
 Biotechnology (6.4%)
 ImClone Systems, Inc. *                              7,000         428,330
 Symyx Technologies, Inc. *                          17,500         274,575
                                                            ---------------
                                                                    702,905
                                                            ---------------

 Commercial Services/Business (17.8%)
 Moody's Corp.                                       18,500         642,320
 NetRatings, Inc. *                                  40,000         483,200
 On Assignment, Inc. *                               23,500         380,935
 Resources Connection, Inc.                           3,600          80,244
 Robert Half International, Inc. *                   18,100         373,403
                                                            ---------------
                                                                  1,960,102
                                                            ---------------

 Commercial Services/Technology (1.8%)
 VeriSign, Inc. *                                     5,100         197,421
                                                            ---------------

 Commercial Services/Transportation (16.8%)
 C.H. Robinson Worldwide, Inc.                       25,000         669,250
 Expedia, Inc. Class A *                             23,000         676,430
 Expeditors International of Washington, Inc.        11,300         510,760
                                                            ---------------
                                                                  1,856,440
                                                            ---------------

 Food (2.1%)
 Dreyer's Grand Ice Cream, Inc.                       7,000         228,900
                                                            ---------------

 Healthcare Products (6.4%)
 Diametrics Medical, Inc. *                          30,000         134,700
 Techne Corp. *                                      19,000         572,660
                                                            ---------------
                                                                    707,360
                                                            ---------------

-----------------------------------------------------------------------------------
 Description                                           Shares          Value
-----------------------------------------------------------------------------------
Energy (3.2%)
-------------
 Oil and Gas Producers
 EOG Resources, Inc.                                       10,000 $       353,700
                                                                  ---------------

Financial (8.9%)
----------------
 Diversified (3.6%)
 Financial Federal Corp.                                   16,000         400,000
                                                                  ---------------

 Securities Brokers (5.3%)
 Investment Technology Group, Inc. *                        9,000         579,690
                                                                  ---------------

Industrial (5.3%)
-----------------
 Miscellaneous Manufacturing (2.1%)
 Lydall, Inc. *                                            26,600         228,760
                                                                  ---------------

 Trucking & Leasing (3.2%)
 Forward Air Corp. *                                       13,600         358,088
                                                                  ---------------

Technology (14.9%)
------------------
 Semiconductors (9.2%)
 Cymer, Inc. *                                             18,200         380,380
 QLogic Corp. *                                             9,500         373,825
 TriQuint Semiconductor, Inc. *                            14,959         264,475
                                                                  ---------------
                                                                        1,018,680
                                                                  ---------------

 Software (5.7%)
 Barra, Inc. *                                             13,500         624,375
                                                                  ---------------

Total Common Stock (cost $11,069,597)                                  10,303,511
                                                                  ---------------
-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (10.7%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.500% 11-1-2001 (cost $1,185,907)               $   1,185,907 $     1,185,907
                                                                  ---------------

Total Investments (104.2%) (cost $12,255,504)                          11,489,418
                                                                  ---------------

Liabilities In Excess of Other Assets (-4.2%)                            (465,303)
                                                                  ---------------
Net Assets (100.0%)                                               $    11,024,115
                                                                  ===============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

---------------------------------------------------------------
 Description                            Shares      Value
---------------------------------------------------------------
COMMON STOCK (56.0%)
Basic Materials (2.0%)
----------------------
 Chemicals (1.5%)
 E.I. du Pont de Nemours and Company    14,500 $       579,855
                                               ---------------

 Iron/Steel (0.5%)
 Alcoa, Inc.                             5,200         167,804
                                               ---------------

Communications (13.0%)
----------------------
 Cable TV (2.2%)
 Cox Communications, Inc. Class A *     22,500         861,750
                                               ---------------

 Telecommunications Equipment (0.1%)
 WorldCom, Inc.-MCI Group                2,800          33,180
                                               ---------------

 Telecommunications Services (10.7%)
 ALLTEL Corp.                            9,000         514,260
 AT&T Wireless Services, Inc. *         46,000         664,240
 Sprint Corp.                           63,100       1,262,000
 Verizon Communications, Inc.           13,500         672,435
 WorldCom, Inc. - WorldCom Group *      75,000       1,008,750
                                               ---------------
                                                     4,121,685
                                               ---------------

Consumer Cyclical (3.7%)
------------------------
 Auto Manufacturing (1.2%)
 Ford Motor Company                     28,000         449,400
                                               ---------------

 Entertainment (2.5%)
 The Walt Disney Company                52,200         970,398
                                               ---------------

Consumer Non-Cyclical (1.9%)
----------------------------
 Pharmaceuticals (0.7%)
 Merck & Company, Inc.                   4,100         261,621
                                               ---------------

 Tobacco (1.2%)
 Philip Morris Companies, Inc.          10,000         468,000
                                               ---------------

Energy (5.3%)
-------------
 Oil and Gas Producers (1.2%)
 Devon Energy Corp.                     12,000         459,600
                                               ---------------

 Oil and Gas Services (4.1%)
 ChevronTexaco Corp.                     3,850         340,917
 Conoco, Inc.                           10,000         257,000
 Diamond Offshore Drilling, Inc.        16,000         441,600
 Exxon Mobil Corp.                      14,000         552,300
                                               ---------------
                                                     1,591,817
                                               ---------------

Financial (18.1%)
-----------------
 Banks (6.5%)
 Bank of America Corp.                   6,500         383,435
 BB&T Corp.                             10,000         321,000
 FleetBoston Financial Corp.            32,300       1,061,378
 J.P. Morgan Chase & Company            20,650         730,184
                                               ---------------
                                                     2,495,997
                                               ---------------

 Insurance (3.4%)
 Ambac Financial Group, Inc.             6,600         316,800
 John Hancock Financial Services, Inc.  10,000         340,800
 The St. Paul Companies, Inc.           14,300         656,370
                                               ---------------
                                                     1,313,970
                                               ---------------

 Real Estate (0.5%)
 Host Marriott Corp.                    30,000         202,500
                                               ---------------

 Savings & Loan (3.4%)
 Washington Mutual, Inc.                43,400       1,310,246
                                               ---------------

-----------------------------------------------------------------------------------
 Description                                            Shares          Value
-----------------------------------------------------------------------------------
 Securities Brokers (3.3%)
 Alliance Capital Management Holding LP                      5,000 $       238,250
 Jefferies Group, Inc.                                      15,000         497,550
 T. Rowe Price Group, Inc.                                  19,000         527,440
                                                                   ---------------
                                                                         1,263,240
                                                                   ---------------

 United States Government Agencies (1.0%)
 Federal National Mortgage Association                       5,000         404,800
                                                                   ---------------

Industrial (4.3%)
-----------------
 Building Materials (0.8%)
 Louisiana-Pacific Corp.                                    40,000         288,000
                                                                   ---------------

 Metal Fabricate/Hardware (0.6%)
 Cooper Industries, Inc.                                     6,000         232,200
                                                                   ---------------

 Miscellaneous Manufacturing (1.0%)
 Tyco International, Ltd.                                    8,000         393,120
                                                                   ---------------

 Trucking & Leasing (1.9%)
 FedEx Corp. *                                              18,000         739,440
                                                                   ---------------

Technology (6.1%)
-----------------
 Computers (1.6%)
 Compaq Computer Corp.                                      70,000         612,500
                                                                   ---------------

 Semiconductors (1.6%)
 Intel Corp.                                                25,800         630,036
                                                                   ---------------

 Software (2.9%)
 Computer Associates International, Inc.                    15,000         463,800
 Raytheon Company                                           20,000         645,000
                                                                   ---------------
                                                                         1,108,800
                                                                   ---------------

Utilities (1.6%)
----------------
 Gas
 Keyspan Corp.                                              19,000         630,420
                                                                   ---------------

Total Common Stock (cost $24,038,240)                                   21,590,379
                                                                   ---------------
-----------------------------------------------------------------------------------
 Description                                           Principal        Value
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (19.1%)
Communications (1.3%)
---------------------
 Broadcasting
 Cox Radio, Inc. 6.375% 5-15-2005                    $     500,000 $       520,000
                                                                   ---------------

Consumer Non-Cyclical (3.9%)
----------------------------
 Commercial Services/Auto (2.6%)
 PHH Corp. 7.020% 11-9-2001                              1,000,000       1,000,000
                                                                   ---------------

 Healthcare Services (1.3%)
 Conseco, Inc. 8.750% 2-9-2004                           1,000,000         500,000
                                                                   ---------------

Financial (11.5%)
-----------------
 Banks (5.5%)
 Bank of America Corp. 7.400% 1-15-2011                  1,000,000       1,101,250
 First Union Corp. 6.180% 2-15-2036                      1,000,000       1,050,000
                                                                   ---------------
                                                                         2,151,250
                                                                   ---------------

 Diversified (3.3%)
 CitiFinancial Credit Company 6.625% 6-1-2015              200,000         204,000
 Sprint Capital Corp. 7.125% 1-30-2006                   1,000,000       1,056,250
                                                                   ---------------
                                                                         1,260,250
                                                                   ---------------

 Real Estate (2.7%)
 New Plan Excel Realty Trust, Inc. 7.400% 9-15-2009      1,000,000       1,028,750
                                                                   ---------------

Utilities (2.4%)
----------------
 Electric
 Washington Water Power Company 5.990% 12-10-2007        1,000,000         907,500
                                                                   ---------------

Total Non-Convertible Corporate Bonds (cost $7,617,983)                  7,367,750
                                                                   ---------------

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

------------------------------------------------------------------------------------
 Description                                           Principal         Value
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.7%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   1.500% 11-1-2001 (cost $4,895,971)               $     4,895,971 $     4,895,971
                                                                    ---------------

Total Investments (87.8%) (cost $36,552,194)                             33,854,100
                                                                    ---------------

 -------------------------------------------------------------------------------
  Description                                              Contracts   Value
 -------------------------------------------------------------------------------
 WRITTEN OPTIONS (-1.7%)
 Written Calls (-0.3%)
 ---------------------
                                       Expiration Exercise
                                          Date     Price
                                       -------------------
   Ambac Financial Group, Inc.         February         60        60 $  (5,100)
   Computer Associates International,
    Inc.                               November         30       100   (19,000)
   Computer Associates International,
    Inc.                               February         35        50   (10,250)
   FedEx Corp.                         January          40        50   (17,000)
   Ford Motor Company                  March            18       200   (20,000)
   Raytheon Company                    February         35       125   (24,375)
   Raytheon Company                    February         40        25    (1,875)
   Tyco International, Ltd.            April            55        80   (18,800)
                                                                     ----------
                                                                      (116,400)
                                                                     ----------

---------------------------------------------------------------------------------
 Description                                            Contracts     Value
---------------------------------------------------------------------------------
Written Puts (-1.4%)
--------------------
                                    Expiration Exercise
                                       Date     Price
                                    -------------------
  Alcoa, Inc.                       April            28        55 $      (8,250)
  Bank of America Corp.             January          50        60        (8,400)
  DaimlerChrysler AG                January          45        75       (71,250)
  Federal National Mortgage
   Association                      March            75       100       (37,000)
  FleetBoston Financial Corp.       April            30       150       (29,250)
  Host Marriott Corp.               April             5       500       (25,000)
  Intel Corp.                       January          25        80       (24,000)
  Intel Corp.                       April            20       150       (25,500)
  Intel Corp.                       January          20       100       (30,000)
  International Paper Company       April            33       100       (19,500)
  Jefferies Group, Inc.             April            30        60       (12,900)
  John Hancock Financial Services,
   Inc.                             March            35       100       (25,000)
  Merck & Company, Inc.             January          75        40       (42,800)
  Microsoft Corp.                   April            50       100       (35,000)
  Microsoft Corp.                   January          45       100       (47,000)
  NIKE, Inc.                        January          40       100       (10,500)
  Schering Plough Corp.             January          30       150        (6,750)
  Sprint Corp.                      January          15       170       (30,600)
  Verizon Communications, Inc.      January          40       100       (28,500)
  Washington Mutual, Inc.           January          30       100       (24,500)
                                                                  --------------
                                                                       (541,700)
                                                                  --------------
Total Written Options (premium -$751,139)                              (658,100)
                                                                  --------------

Other Assets In Excess of Liabilities (13.9%)                          5,349,371
                                                                  --------------
Net Assets (100.0%)                                               $   38,545,371
                                                                  ==============

See notes to schedule of investments at page 122.
The notes to the financial statements are an integral part of these schedules.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS


 ADR,GDR, NYRS or ADS after the name of a security represents American
     Depository Receipts, Global Depository Receipts, New York Registered Shares or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

 144Aafter the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency: B-British Pound; C-Canadian Dollar; D-Danish Krone; E-Euro; F-Swiss Franc; H-Hong Kong Dollar; J-Japanese Yen; K-Swedish Krona; M-Mexican Peso; W-South Korean Won.

+  Non-U.S. securities.

# Exodus Communications, Inc., Friede Goldman Halter, Inc. and Petroleos Mexicanos 144A are currently in default on interest payments.
*  Presently non-income producing.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

^  Step Bond.

~  Warrants expiring 5-31-2009.

 See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

 See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

*** Repurchase Agreement Collateral Table
    ----------------------------------------------------------------------------------------------------------
                                                                                             Market Value and
                                                                                             Accrued Interest
                                    Principal Amount Description                                10-31-2001
    ----------------------------------------------------------------------------------------------------------
    IDEX Janus Growth                    $    15,000 U. S. Treasury Bonds 8.875%, 8-15-2017       $    21,414
    IDEX Janus Global                         60,000 U. S. Treasury Notes 5.625%, 11-30-2002           63,661
    IDEX Janus Capital Appreciation           15,000 U. S. Treasury Bonds 9.875%, 11-15-2015           23,089
    IDEX Salomon All Cap                  16,890,000 U. S. Treasury Notes 5.125%, 12-31-2002       17,762,554
    IDEX Salomon All Cap                  26,595,000 U. S. Treasury Notes 7.500%, 2-15-2005        30,602,654
    IDEX Janus Growth & Income                10,000 U. S. Treasury Bonds 13.250%, 5-15-2014           16,307

The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Annual Report 2001

                      THIS PAGE INTENTIONALLY LEFT BLANK





                                                              IDEX Mutual Funds
                                                             Annual Report 2001

Preface to the Financial Statements

Statement of Assets and Liabilities

     This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.

     Assets Articles of value the fund owns such as investments and receivables

     Liabilities Obligations of the fund such as expenses and payables

     Net Assets The result of Assets less Liabilities

     Net Assets Consist Of Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the fund

     Shares of Beneficial Interest Outstanding The number of shares owned by shareholders for each Share Class at the close of the period

     Net Asset Value ("NAV") Per Share Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class

     Maximum Offering Price Per Share The NAV plus the maximum sales load, if any, attributable to the Share Class

Statement of Operations

     This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.

     Investment Income Earnings on fund investments such as dividends and interest

     Expenses Expenses incurred by the funds such as management fees

     Net Investment Income or Loss The result of Investment Income less Expenses

     Realized Gains or Losses Gains or Losses from the sale of investments

     Unrealized Gains or Losses The difference between the current market value and the acquisition cost of securities currently held


124    IDEX Mutual Funds
       Annual Report 2001

Statement of Changes in Net Assets

     The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.

     Operations Summarized information from the Statement of Operations

     Distributions to Shareholders Capital Gains and Investment Income distributions paid to shareholders

     Change in Net Assets resulting from Shares of Beneficial Interest The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the fund

     Undistributed Net Investment Income The amount of Net Investment Income that was not distributed to shareholders

Financial Highlights

     The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.

     Total Return The performance over a one year period of an investment, assuming no sales load and reinvestment of any distributions

     Expense Ratio The percentage of a fund's average net assets used to pay its expenses. These expenses are deducted from fund assets, not from shareholder accounts

     Portfolio Turnover Ratio A measure of fund trading activity during the year. A turnover ratio of 100% would represent a fund whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute net capital gains

                                                        IDEX Mutual Funds    125
                                                        Annual Report 2001

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2001

                                                                           IDEX AEGON           IDEX Alger
    All numbers (except per share amounts) in thousands                    Income Plus       Aggressive Growth
    ---------------------------------------------------
Assets:
  Investment securities, at market value............................... $        100,044    $          194,499
  Cash.................................................................                -                     -
  Receivables:
   Investment securities sold..........................................                -                 3,715
   Shares of beneficial interest sold..................................              545                10,672
   Interest............................................................            2,172                     -
   Dividends...........................................................                -                    43
   Due from investment adviser.........................................                -                     -
  Forward foreign currency contracts...................................                -                     -
  Other................................................................               10                    12
                                                                        ----------------    ------------------
                                                                                 102,771               208,941
                                                                        ----------------    ------------------

Liabilities:
  Accounts payable:
   Investment securities purchased.....................................                -                 3,090
   Shares of beneficial interest redeemed..............................              104                   304
  Accrued liabilities:
   Management and advisory fees........................................               51                     7
   Distribution fees...................................................               58                   116
   Transfer agent fees and expenses....................................               26                   206
   Due to Custodian....................................................                -                     -
  Forward foreign currency contracts...................................                -                     -
  Other................................................................               34                    33
                                                                        ----------------    ------------------
                                                                                     273                 3,756
                                                                        ----------------    ------------------
Net Assets............................................................. $        102,498    $          205,185
                                                                        ================    ==================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized...........          111,094               308,530
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income)....................................              182                   (15)
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions.................           (3,508)              (91,176)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies...................................           (5,270)              (12,154)
                                                                        ----------------    ------------------
Net Assets............................................................. $        102,498    $          205,185
                                                                        ----------------    ------------------
  Investment securities, at cost....................................... $        105,310    $          206,648
                                                                        ================    ==================

Shares Of Beneficial Interest Outstanding:
   Class A shares......................................................            5,479                 5,178
   Class B shares......................................................            3,831                 3,687
   Class C shares......................................................              893                   541
   Class M shares......................................................              864                   926

Net Asset Value Per Share:
   Class A shares...................................................... $           9.26    $            20.21
   Class B shares...................................................... $           9.26    $            19.48
   Class C shares...................................................... $           9.26    $            19.48
   Class M shares...................................................... $           9.26    $            19.59

Maximum Offering Price Per Share (1):
   Class A shares...................................................... $           9.72    $            21.39
   Class M shares...................................................... $           9.35    $            19.79

                                                                         IDEX American Century
    All numbers (except per share amounts) in thousands                     Income & Growth
    ---------------------------------------------------
Assets:
  Investment securities, at market value............................... $                7,414
  Cash.................................................................                      -
  Receivables:
   Investment securities sold..........................................                     16
   Shares of beneficial interest sold..................................                    121
   Interest............................................................                      -
   Dividends...........................................................                      6
   Due from investment adviser.........................................                     32
  Forward foreign currency contracts...................................                      -
  Other................................................................                      -
                                                                        ----------------------
                                                                                         7,589
                                                                        ----------------------

Liabilities:
  Accounts payable:
   Investment securities purchased.....................................                    236
   Shares of beneficial interest redeemed..............................                      1
  Accrued liabilities:
   Management and advisory fees........................................                      -
   Distribution fees...................................................                      5
   Transfer agent fees and expenses....................................                      6
   Due to Custodian....................................................                      -
  Forward foreign currency contracts...................................                      -
  Other................................................................                     39
                                                                        ----------------------
                                                                                           287
                                                                        ----------------------
Net Assets............................................................. $                7,302
                                                                        ======================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized...........                  7,897
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income)....................................                      -
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions.................                    (69)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies...................................                   (526)
                                                                        ----------------------
Net Assets............................................................. $                7,302
                                                                        ----------------------
  Investment securities, at cost....................................... $                7,940
                                                                        ======================

Shares Of Beneficial Interest Outstanding:
   Class A shares......................................................                    252
   Class B shares......................................................                    384
   Class C shares......................................................                     59
   Class M shares......................................................                     65

Net Asset Value Per Share:
   Class A shares...................................................... $                 9.63
   Class B shares...................................................... $                 9.59
   Class C shares...................................................... $                 9.59
   Class M shares...................................................... $                 9.60

Maximum Offering Price Per Share (1):
   Class A shares...................................................... $                10.19
   Class M shares...................................................... $                 9.70


See notes to the Statements of Assets and Liabilities on page 132.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

 IDEX American Century     IDEX Federated       IDEX Gabelli         IDEX GE           IDEX Goldman
     International           Tax Exempt         Global Growth      U.S. Equity         Sachs Growth
$                2,812    $         32,888    $         48,880     $         23,237    $          30,380
                     -                  58                   7               -                    -
                    18                   -               1,894             466                    7
                     8                 429                 157             289                  113
                     -                 452                   -               -                    -
                     4                   -                  64              17                   19
                    42                   -                   -               -                    -
                     -                   -                   -               -                    -
                     -                   3                   -               -                    -
----------------------    ----------------    ----------------    ------------        -------------
                 2,884              33,830              51,002          24,009               30,519
----------------------    ----------------    ----------------    ------------        -------------

                   125                   -                  48             942                    -
                     8                 255                  64              92                   83
                     -                  16                  30               8                   10
                     2                  14                  33              16                   22
                     6                   7                  38              14                   18
                     -                   -               1,340               -                    -
                     -                   -                   -               -                    -
                    46                  23                  53              36                   24
----------------------    ----------------    ----------------    ------------        -------------
                   187                 315               1,606           1,108                  157
----------------------    ----------------    ----------------    ------------        -------------
$                2,697    $         33,515    $         49,396    $     22,901        $      30,362
======================    ================    ================    ============        =============

                 2,997              33,139              69,695          26,602               38,406
                     -                  38                  (1)              -                    -
                  (179)             (1,042)             (3,837)         (1,504)              (1,911)
                  (121)              1,380             (16,461)         (2,197)              (6,133)
----------------------    ----------------    ----------------    ------------        -------------
$                2,697    $         33,515    $         49,396    $     22,901        $      30,362
----------------------    ----------------    ----------------    ------------        -------------
$                2,933    $         31,506    $         65,330    $     25,434        $      36,513
======================    ================    ================    ============        =============

                   125               2,026               2,376             589                  809
                   128                 548               3,054           1,337                1,690
                    37                 143               1,311             458                  529
                    28                 211                 585             243                  358

$                 8.48    $          11.44    $           6.78    $       8.79        $        9.10
$                 8.45    $          11.44    $           6.72    $       8.69        $        8.92
$                 8.45    $          11.44    $           6.72    $       8.69        $        8.92
$                 8.45    $          11.44    $           6.73    $       8.71        $        8.95

$                 8.97    $          12.01    $           7.17    $       9.30        $        9.63
$                 8.54    $          11.56    $           6.80    $       8.80        $        9.04

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001

                                                                      IDEX Great Companies     IDEX Great Companies
        All numbers (except per share amounts) in thousands               America/SM/               Global/2/
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $              99,322    $              12,047
  Cash..............................................................                     -                        -
  Receivables:
   Investment securities sold.......................................                 7,030                       40
   Shares of beneficial interest sold...............................                   936                       37
   Interest.........................................................                     -                        -
   Dividends........................................................                   141                        4
   Due from investment adviser......................................                     -                        6
  Forward foreign currency contracts................................                     -                        -
  Other.............................................................                     -                        -
                                                                     ---------------------    ---------------------
                                                                                   107,429                   12,134
                                                                     ---------------------    ---------------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................                 8,719                      867
   Shares of beneficial interest redeemed...........................                   163                      608
  Accrued liabilities:
   Management and advisory fees.....................................                    28                        -
   Distribution fees................................................                    60                        6
   Transfer agent fees and expenses.................................                    52                       10
   Due to Custodian.................................................                     -                        -
  Forward foreign currency contracts................................                     -                        -
  Other.............................................................                    45                       24
                                                                     ---------------------    ---------------------
                                                                                     9,067                    1,515
                                                                     ---------------------    ---------------------
Net Assets.......................................................... $              98,362    $              10,619
                                                                     =====================    =====================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........               108,804                   13,743
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................                     -                        -
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............                (4,762)                  (1,848)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................                (5,680)                  (1,276)
                                                                     ---------------------    ---------------------
Net Assets.......................................................... $              98,362    $              10,619
                                                                     ---------------------    ---------------------
  Investment securities, at cost.................................... $             105,002    $              13,323
                                                                     =====================    =====================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................                 4,279                      796
   Class B shares...................................................                 4,593                      516
   Class C shares...................................................                 1,347                      169
   Class M shares...................................................                   821                      123

Net Asset Value Per Share:
   Class A shares................................................... $                8.96    $                6.65
   Class B shares................................................... $                8.87    $                6.59
   Class C shares................................................... $                8.87    $                6.59
   Class M shares................................................... $                8.89    $                6.60

Maximum Offering Price Per Share (1):
   Class A shares................................................... $                9.48    $                7.04
   Class M shares................................................... $                8.98    $                6.67

                                                                      IDEX Great Companies
        All numbers (except per share amounts) in thousands              Technology/SM/
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $              16,614
  Cash..............................................................                     -
  Receivables:
   Investment securities sold.......................................                     -
   Shares of beneficial interest sold...............................                   100
   Interest.........................................................                     -
   Dividends........................................................                     1
   Due from investment adviser......................................                     5
  Forward foreign currency contracts................................                     -
  Other.............................................................                     -
                                                                     ---------------------
                                                                                    16,720
                                                                     ---------------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................                   382
   Shares of beneficial interest redeemed...........................                    36
  Accrued liabilities:
   Management and advisory fees.....................................                     -
   Distribution fees................................................                     9
   Transfer agent fees and expenses.................................                    20
   Due to Custodian.................................................                     -
  Forward foreign currency contracts................................                     -
  Other.............................................................                    36
                                                                     ---------------------
                                                                                       483
                                                                     ---------------------
Net Assets.......................................................... $              16,237
                                                                     =====================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........                30,774
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................                     -
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............                (6,412)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................                (8,125)
                                                                     ---------------------
Net Assets.......................................................... $              16,237
                                                                     ---------------------
  Investment securities, at cost.................................... $              24,739
                                                                     =====================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................                 1,958
   Class B shares...................................................                 1,659
   Class C shares...................................................                   470
   Class M shares...................................................                   421

Net Asset Value Per Share:
   Class A shares................................................... $                3.63
   Class B shares................................................... $                3.58
   Class C shares................................................... $                3.58
   Class M shares................................................... $                3.59

Maximum Offering Price Per Share (1):
   Class A shares................................................... $                3.84
   Class M shares................................................... $                3.63


See notes to the Statements of Assets and Liabilities on page 132.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

         IDEX              IDEX Isabelle          IDEX Janus              IDEX Janus                IDEX Janus
 International Equity     Small Cap Value          Balanced          Capital Appreciation        Flexible Income
$              11,912     $             19,709    $       477,842    $                 174,163   $             96,439
                   10                   -                  5                            -                       -
                  191                   1              1,816                        1,586                   4,021
                    4                 104                888                          159                   1,466
                    -                   -              3,133                            6                   1,372
                   29                  10                190                           36                       3
                    1                   2                  -                            -                       -
                    -                   -                  -                            -                       -
                    1                   1                 12                           11                       4
---------------------    ----------------        -----------        ---------------------        ----------------
               12,148              19,827            483,886                      175,961                 103,305
---------------------    ----------------        -----------        ---------------------        ----------------

                   70                 598                200                          978                   7,011
                    2                  41                924                          726                      78
                    -                   -                402                            4                      67
                    8                  12                334                          113                      60
                   13                   8                159                          218                      26
                    -                   -                  -                            -                       -
                    -                   -                  -                            -                       -
                   33                  23                 71                           39                      37
---------------------    ----------------        -----------        ---------------------        ----------------
                  126                 682              2,090                        2,078                   7,279
---------------------    ----------------        -----------        ---------------------        ----------------
$              12,022    $         19,145        $   481,796        $             173,883        $         96,026
=====================    ================        ===========        =====================        ================

               17,075              20,361            522,304                      463,925                  91,921
                   (4)                  -                454                          (12)                    140
               (4,709)                (70)           (25,763)                    (230,483)                    564
                 (340)             (1,146)           (15,199)                     (59,547)                  3,401
---------------------    ----------------        -----------        ---------------------        ----------------
$              12,022    $         19.145        $   481,796        $             173,883        $         96,026
---------------------    ----------------        -----------        ---------------------        ----------------
$              12,251    $         20,855        $   493,036        $             233,706        $         93,038
=====================    ================        ===========        =====================        ================

                  621                 645              7,300                        4,643                   2,962
                  614                 754             14,070                        5,687                   4,048
                  115                 352              2,740                        1,158                   1,126
                  107                 145              3,737                        1,419                   1,476

$                8.38    $          10.12        $     17.31        $               13.81        $           9.99
$                8.15    $          10.08        $     17.30        $               13.27        $           9.99
$                8.15    $          10.08        $     17.30        $               13.27        $           9.99
$                8.18    $          10.09        $     17.30        $               13.35        $           9.99

$                8.87    $          10.71        $     18.32        $               14.61        $          10.49
$                8.26    $          10.19        $     17.47        $               13.48        $          10.09

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001

                                                                        IDEX Janus        IDEX Janus           IDEX Janus
        All numbers (except per share amounts) in thousands               Global            Growth           Growth & Income
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $        896,941     $     1,845,765   $         19,908
  Cash..............................................................                -              -                       -
  Receivables:
   Investment securities sold.......................................            6,355          3,901                      30
   Shares of beneficial interest sold...............................              279            638                      44
   Interest.........................................................                -              -                      13
   Dividends........................................................            1,064            196                       6
   Due from investment adviser......................................                -              -                      10
  Forward foreign currency contract.................................            7,222            829                       -
  Other.............................................................               67            240                       2
                                                                     ----------------    -----------        ----------------
                                                                              911,928      1,851,569                  20,013
                                                                     ----------------    -----------        ----------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................            3,095          4,944                      21
   Shares of beneficial interest redeemed...........................            2,570          3,168                       2
  Accrued liabilities:
   Management and advisory fees.....................................              161            198                       -
   Distribution fees................................................              564            670                      15
   Transfer agent fees and expenses.................................              434            823                      13
   Due to Custodian.................................................                -              -                       -
  Forward foreign currency contract.................................            6,276            974                       -
  Other.............................................................              218            382                      30
                                                                     ----------------    -----------        ----------------
                                                                               13,318         11,159                      81
                                                                     ----------------    -----------        ----------------
Net Assets.......................................................... $        898,610    $ 1,840,410        $         19,932
                                                                     ================    ===========        ================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........        1,219,978      2,639,123                  22,596
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................              (81)          (288)                      -
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............         (189,653)      (650,810)                   (816)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................         (131,634)      (147,615)                 (1,848)
                                                                     ----------------    -----------        ----------------
Net Assets.......................................................... $        898,610    $ 1,840,410        $         19,932
                                                                     ----------------    -----------        ----------------
  Investment securities, at cost.................................... $      1,029,472    $ 1,993,133        $         21,756
                                                                     ================    ===========        ================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................           15,824         39,231                     460
   Class B shares...................................................           14,115         19,053                   1,418
   Class C shares...................................................            2,386          2,939                     295
   Class M shares...................................................            6,558          6,058                     202
   Class T shares...................................................                -         27,042                       -

Net Asset Value Per Share:
   Class A shares................................................... $          23.67    $     19.64        $           8.44
   Class B shares................................................... $          22.71    $     18.63        $           8.38
   Class C shares................................................... $          22.72    $     18.63        $           8.38
   Class M shares................................................... $          22.72    $     18.78        $           8.39
   Class T shares................................................... $              -    $     20.20        $              -

Maximum Offering Price Per Share (1):
   Class A shares................................................... $          25.05    $     20.78        $           8.93
   Class M shares................................................... $          22.96    $     18.97        $           8.47
   Class T shares................................................... $              -    $     22.08        $              -

See notes to the Statements of Assets and Liabilities on page 132.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

   IDEX Jennison              IDEX LKCM                 IDEX Munder          IDEX NWQ         IDEX Pilgrim Baxter
 Equity Opportunity    Strategic Total Return              Net50           Value Equity         Mid Cap Growth
$            62,301    $                    64,734   $          1,623    $         37,738     $                 71,714
                  1                          -                      -                 142                       -
                702                          -                      -                  66                     611
                372                         31                      5                 183                      50
                  -                        401                      -                   4                       -
                 41                         56                      -                  29                       4
                  -                          -                      6                   -                      16
                  -                          -                      -                   -                       -
                  2                          5                      1                   2                       2
-------------------    -----------------------       ----------------    ----------------    --------------------
             63,419                     65,227                  1,635              38,164                  72,397
-------------------    -----------------------       ----------------    ----------------    --------------------

                429                          -                     75                 142                       -
                 24                         91                      -                  69                     139
                 44                         19                      -                  11                       -
                 43                         35                      1                  25                      48
                 30                         36                      5                  22                     109
                  -                          -                      -                   -                       -
                  -                          -                      -                   -                       -
                 52                         21                     18                  24                      35
-------------------    -----------------------       ----------------    ----------------    --------------------
                622                        202                     99                 293                     331
-------------------    -----------------------       ----------------    ----------------    --------------------
$            62,797    $                65,025       $          1,536    $         37,871    $             72,066
===================    =======================       ================    ================    ====================

             70,057                     63,813                  2,902              38,178                 172,566
                 (1)                       158                      -                  23                      (2)
             (3,032)                        67                   (639)                851                 (98,338)
             (4,227)                       987                   (727)             (1,181)                 (2,160)
-------------------    -----------------------       ----------------    ----------------    --------------------
$            62,797    $                65,025       $          1,536    $         37,871    $             72,066
-------------------    -----------------------       ----------------    ----------------    --------------------
$            66,528    $                63,745       $          2,350    $         38,918    $             73,873
===================    =======================       ================    ================    ====================

              2,197                      2,409                    123                 970                   2,593
              4,106                      1,245                    177               1,643                   3,759
                928                        193                     45                 187                     950
                767                        359                     20                 275                     606
                  -                          -                      -                   -

$              8.04    $                 15.46       $           4.24    $          12.55    $               9.24
$              7.77    $                 15.45       $           4.19    $          12.19    $               9.05
$              7.77    $                 15.45       $           4.19    $          12.19    $               9.05
$              7.81    $                 15.45       $           4.20    $          12.25    $               9.08
$                 -    $                     -       $              -    $              -    $                  -

$              8.51    $                 16.36       $           4.49    $          13.28    $               9.78
$              7.89    $                 15.61       $           4.24    $          12.37    $               9.17
$                 -    $                     -       $              -    $              -    $

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

October 31, 2001

   All numbers (except per share amounts) in thousands               IDEX Pilgrim Baxter       IDEX Salomon
   ---------------------------------------------------                   Technology              All Cap
Assets:
  Investment securities, at market value............................       $          32,769     $      297,790
  Repurchase agreements, at market value............................             -                 47,413
  Cash..............................................................             -                    152
  Receivables:
   Investment securities sold.......................................           521                    220
   Shares of beneficial interest sold...............................            91                  2,244
   Interest.........................................................             -                    975
   Dividends........................................................             1                    350
   Due from investment adviser......................................            25                      -
  Forward foreign currency contract.................................             -                      -
  Other.............................................................             2                      2
                                                                     -------------------       ------------
                                                                            33,409                349,146
                                                                     -------------------       ------------
Liabilities:
  Accounts payable:
   Investment securities purchased..................................           707                  4,003
   Shares of beneficial interest redeemed...........................            58                    337
  Accrued liabilities:
   Management and advisory fees.....................................             -                    258
   Distribution fees................................................            22                    240
   Transfer agent fees and expenses.................................            64                    141
   Due to Custodian.................................................             -                      -
  Forward foreign currency contract.................................             -                      -
  Written options...................................................             -                      -
  Other.............................................................            26                    109
                                                                     -------------------       ------------
                                                                               877                  5,088
                                                                     -------------------       ------------
Net Assets..........................................................      $ 32,532               $344,058
                                                                     ===================       ============
Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........       124,540                376,695
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................            (1)                   654
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............       (81,703)                   (12)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................       (10,304)               (33,279)
                                                                     -------------------       ------------
Net Assets..........................................................      $ 32,532               $344,058
                                                                     -------------------       ------------
  Investment securities, at cost....................................      $ 43,073               $378,481
                                                                     ===================       ============
Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................         5,309                  5,705
   Class B shares...................................................         9,293                 12,469
   Class C shares...................................................         2,327                  3,457
   Class M shares...................................................         1,493                  3,918

Net Asset Value Per Share:
   Class A shares...................................................      $   1.80               $  13.63
   Class B shares...................................................      $   1.75               $  13.41
   Class C shares...................................................      $   1.75               $  13.42
   Class M shares...................................................      $   1.76               $  13.44

Maximum Offering Price Per Share (1):
   Class A shares...................................................      $   1.90               $  14.42
   Class M shares...................................................      $   1.78               $  13.58

   All numbers (except per share amounts) in thousands               IDEX T. Rowe Price
   ---------------------------------------------------                Dividend Growth
Assets:
  Investment securities, at market value............................        $         30
  Repurchase agreements, at market value............................            -
  Cash..............................................................            1
  Receivables:
   Investment securities sold.......................................           76
   Shares of beneficial interest sold...............................          423
   Interest.........................................................            1
   Dividends........................................................           29
   Due from investment adviser......................................            -
  Forward foreign currency contract.................................            -
  Other.............................................................            -
                                                                     ------------------
                                                                           30,721
                                                                     ------------------
Liabilities:
  Accounts payable:
   Investment securities purchased..................................          252
   Shares of beneficial interest redeemed...........................           37
  Accrued liabilities:
   Management and advisory fees.....................................            7
   Distribution fees................................................           21
   Transfer agent fees and expenses.................................           18
   Due to Custodian.................................................            -
  Forward foreign currency contract.................................            -
  Written options...................................................            -
  Other.............................................................           27
                                                                     ------------------
                                                                              362
                                                                     ------------------
Net Assets..........................................................      $30,359
                                                                     ==================
Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........       32,696
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................            3
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............         (825)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................       (1,515)
                                                                     ------------------
Net Assets..........................................................      $30,359
                                                                     ------------------
  Investment securities, at cost....................................      $31,705
                                                                     ==================
Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................          896
   Class B shares...................................................        1,634
   Class C shares...................................................          360
   Class M shares...................................................          304

Net Asset Value Per Share:
   Class A shares...................................................      $  9.54
   Class B shares...................................................      $  9.49
   Class C shares...................................................      $  9.49
   Class M shares...................................................      $  9.49

Maximum Offering Price Per Share (1):
   Class A shares...................................................      $ 10.10
   Class M shares...................................................      $  9.59

(1)Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

 IDEX T. Rowe Price   IDEX Transamerica       IDEX Transamerica       IDEX Transamerica
     Small Cap             Equity               Small Company          Value Balanced
  $         20,610     $              7,958    $             11,489    $             33,854
                 -                   -                       -                       -
                 1                   -                       -                   5,161
                34                   -                       -                       -
               250                   6                       9                     199
                 1                   -                       -                     141
                 1                   1                       -                      39
                13                   3                       6                       -
                 -                   -                       -                       -
                 -                   -                       1                       4
 ------------------   -----------------       -----------------       -----------------
            20,910               7,968                  11,505                  39,398
 ------------------   -----------------       -----------------       -----------------
               154                   -                     425                       -
                25                   5                      17                     106
                 -                   -                       -                      12
                13                   5                       7                      25
                25                   9                      12                      23
                 -                   -                       -                       -
                 -                   -                       -                       -
                 -                   -                       -                     658
                26                  17                      20                      29
 ------------------   -----------------       -----------------       -----------------
               243                  36                     481                     853
 ------------------   -----------------       -----------------       -----------------
  $         20,667    $          7,932        $         11,024        $         38,545
 ==================   =================       =================       =================
            27,332              11,988                  18,264                  39,917

                 -                   -                       2                      47

            (2,204)             (2,585)                 (6,476)                  1,188

            (4,461)             (1,471)                   (766)                 (2,607)
 ------------------   -----------------       -----------------       -----------------
  $         20,667    $          7,932        $         11,024        $         38,545
 ------------------   -----------------       -----------------       -----------------
  $         25,071    $          9,429        $         12,255        $         36,552
 ==================   =================       =================       =================
               747                 431                     792                   1,190
             1,022                 488                     953                   1,388
               209                 210                     323                     310
               232                 126                     247                     417
  $           9.46    $           6.38        $           4.81        $          11.67
  $           9.29    $           6.29        $           4.73        $          11.66
  $           9.29    $           6.29        $           4.74        $          11.66
  $           9.31    $           6.31        $           4.75        $          11.66

  $          10.01    $           6.75        $           5.09        $          12.35
  $           9.40    $           6.37        $           4.80        $          11.78

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

STATEMENTS OF OPERATIONS

For the year or period ended October 31, 2001

                                                                                                       IDEX American
                     All numbers in thousands                       IDEX AEGON       IDEX Alger           Century
                     ------------------------                       Income Plus   Aggressive Growth   Income & Growth
Investment Income:
  Interest.........................................................   $ 7,281         $   1,081            $   2
  Dividends........................................................       246             1,392               32
   Less withholding taxes on foreign dividends.....................         -               (10)               -
                                                                    -----------   -----------------   ---------------
                                                                        7,527             2,463               34
                                                                    -----------   -----------------   ---------------
Expenses:
  Management and advisory fees.....................................       506             1,985               19
  Transfer agent fees and expenses.................................       178             1,451               15
  Custody and accounting fees and expenses.........................        44                62               86
  Registration fees................................................        55                72               54
  Trustees fees and expenses.......................................         -                 2                -
  Audit fees and expenses..........................................        13                30                5
  Other............................................................        95               200                4

  Distribution and service fees:
   Class A.........................................................       182               423                2
   Class B.........................................................       224               893               10
   Class C.........................................................        38               137                2
   Class M.........................................................        55               215                2
                                                                    -----------   -----------------   ---------------
  Gross Expenses...................................................     1,390             5,470              199

  Less fee waivers and reimbursements by the investment adviser....         -              (826)            (151)
                                                                    -----------   -----------------   ---------------
  Net Expenses.....................................................     1,390             4,644               48
                                                                    -----------   -----------------   ---------------

Net Investment Income (Loss).......................................     6,137            (2,181)             (14)
                                                                    -----------   -----------------   ---------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................    (1,525)          (87,674)             (69)
   Futures/options contracts.......................................         -                 -                -
   Foreign currency transactions...................................         -                 -                -
                                                                    -----------   -----------------   ---------------
                                                                       (1,525)          (87,674)             (69)
                                                                    -----------   -----------------   ---------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................       929           (25,999)            (526)
   Futures/options contracts.......................................         -                 -                -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................         -                 -                -
                                                                    -----------   -----------------   ---------------
                                                                          929           (25,999)            (526)
                                                                    -----------   -----------------   ---------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................      (596)         (113,673)            (595)
                                                                    -----------   -----------------   ---------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................   $ 5,541         $(115,854)           $(609)
                                                                    ===========   =================   ===============

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

 IDEX American
    Century            IDEX Federated         IDEX Gabelli            IDEX GE           IDEX Goldman
 International           Tax Exempt           Global Growth         U.S. Equity         Sachs Growth
$            3        $         1,368        $          578        $         16        $          32
            14                      -                   470                 215                  284
            (1)                     -                   (35)                 (1)                  (1)
--------------        ---------------        --------------        ------------        -------------
            16                  1,368                 1,013                 230                  315
--------------        ---------------        --------------        ------------        -------------
             9                    159                   499                 145                  225
            12                     31                   220                  86                  112
            97                     47                    75                  90                   57
            51                     47                    72                  49                   50
             -                      -                     2                   1                    1
             5                      9                    15                   7                   13
             4                      9                    33                  11                   15

             1                     66                    52                  16                   25
             4                     38                   198                  91                  115
             1                     16                   107                  27                   60
             1                     13                    40                  14                   29
--------------        ---------------        --------------        ------------        -------------
           185                    435                 1,313                 537                  702

          (162)                   (33)                 (215)               (170)                (134)
--------------        ---------------        --------------        ------------        -------------
            23                    402                 1,098                 367                  568
--------------        ---------------        --------------        ------------        -------------

            (7)                   966                   (85)               (137)                (253)
--------------        ---------------        --------------        ------------        -------------

          (184)                   112                (3,842)             (1,410)              (1,805)
             -                      -                    (7)                (32)                   -
            (5)                     -                    28                   -                    -
--------------        ---------------        --------------        ------------        -------------
          (189)                   112                (3,821)             (1,442)              (1,805)
--------------        ---------------        --------------        ------------        -------------

          (121)                 1,072               (16,598)             (2,405)              (6,925)
             -                      -                     -                   -                    -

             -                      -                   (15)                  -                    -
--------------        ---------------        --------------        ------------        -------------
          (121)                 1,072               (16,613)             (2,405)              (6,925)
--------------        ---------------        --------------        ------------        -------------

          (310)                 1,184               (20,434)             (3,847)              (8,730)
--------------        ---------------        --------------        ------------        -------------

$             (317)    $             2,150   $          (20,519)   $         (3,984)   $          (8,983)
==============        ===============        ==============        ============        =============

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                                                                    IDEX Great    IDEX Great    IDEX Great
                     All numbers in thousands                       Companies     Companies      Companies
                     ------------------------                       America/SM/   Global/2/    Technology/SM/
Investment Income:
  Interest.........................................................  $    246      $    20       $     66
  Dividends........................................................       750           86             21
   Less withholding taxes on foreign dividends.....................         -           (7)             -
                                                                    ----------    ----------   -------------
                                                                          996           99             87
                                                                    ----------    ----------   -------------
Expenses:
  Management and advisory fees.....................................       561           67            136
  Transfer agent fees and expenses.................................       283           47            131
  Custody and accounting fees and expenses.........................        43           56             38
  Registration fees................................................        75           51             63
  Trustees fees and expenses.......................................         3            -              1
  Audit fees and expenses..........................................        12           14             12
  Other............................................................        33           10             15

  Distribution and service fees:
   Class A.........................................................       103           15             27
   Class B.........................................................       270           23             60
   Class C.........................................................        81            9             18
   Class M.........................................................        51            8             12
                                                                    ----------    ----------   -------------
  Gross Expenses...................................................     1,515          300            513

  Less fee waivers and reimbursements by the investment adviser....      (166)        (144)          (192)
                                                                    ----------    ----------   -------------
  Net Expenses.....................................................     1,349          156            321
                                                                    ----------    ----------   -------------

Net Investment Income (Loss).......................................      (353)         (57)          (234)
                                                                    ----------    ----------   -------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................    (4,742)      (1,830)        (6,206)
   Futures/options contracts.......................................         -            -              -
   Foreign currency transactions...................................         -            -              -
                                                                    ----------    ----------   -------------
                                                                       (4,742)      (1,830)        (6,206)
                                                                    ----------    ----------   -------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................    (6,870)      (1,301)        (6,767)
   Futures/options contracts.......................................         -            -              -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................         -            -              -
                                                                    ----------    ----------   -------------
                                                                       (6,870)      (1,301)        (6,767)
                                                                    ----------    ----------   -------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................   (11,612)      (3,131)       (12,973)
                                                                    ----------    ----------   -------------
Net Increase (Decrease) in Net Assets Resulting from Operations....  $(11,965)     $(3,188)      $(13,207)
                                                                    ==========    ==========   =============

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

     IDEX                                                          IDEX Janus
 International          IDEX Isabelle          IDEX Janus           Capital              IDEX Janus
    Equity             Small Cap Value          Balanced          Appreciation         Flexible Income
$           51        $             54        $    14,870        $         832        $          4,425
           266                      27              2,843                  260                      14
           (27)                      -                (17)                   -                       -
--------------        ----------------        -----------        -------------        ----------------
           290                      81             17,696                1,092                   4,439
--------------        ----------------        -----------        -------------        ----------------
           115                      47              4,827                2,714                     594
            79                      23              1,062                1,440                     140
            75                      32                122                   94                      71
            49                      54                100                   80                      68
             -                       -                 14                    4                       1
            18                       5                 19                   25                      11
            10                       7                198                  208                      20

            24                       6                457                  358                      81
            55                      20              2,442                1,177                     245
            11                       9                471                  252                      99
             9                       5                620                  277                      94
--------------        ----------------        -----------        -------------        ----------------
           445                     208             10,332                6,629                   1,424

          (174)                    (89)                 -                 (437)                      -
--------------        ----------------        -----------        -------------        ----------------
           271                     119             10,332                6,192                   1,424
--------------        ----------------        -----------        -------------        ----------------

            19                     (38)             7,364               (5,100)                  3,015
--------------        ----------------        -----------        -------------        ----------------

        (4,551)                    (70)           (25,942)            (200,683)                  1,662
             -                       -                  -                    -                     (62)
           (26)                      -                 31                    -                       3
--------------        ----------------        -----------        -------------        ----------------
        (4,577)                    (70)           (25,911)            (200,683)                  1,603
--------------        ----------------        -----------        -------------        ----------------

           287                  (1,146)           (32,493)             (54,878)                  3,601
             -                       -                  -                    -                       -

             1                       -                 (5)                   -                      (4)
--------------        ----------------        -----------        -------------        ----------------
           288                  (1,146)           (32,498)             (54,878)                  3,597
--------------        ----------------        -----------        -------------        ----------------

        (4,289)                 (1,216)           (58,409)            (255,561)                  5,200
--------------        ----------------        -----------        -------------        ----------------
$           (4,270)   $             (1,254)   $       (51,045)   $        (260,661)    $              8,215
==============        ================        ===========        =============        ================

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

STATEMENTS OF OPERATIONS (continued)
For the year or period ended October 31, 2001
                                                                     IDEX Janus         IDEX Janus           IDEX Janus
                     All numbers in thousands                          Global             Growth           Growth & Income
                     ------------------------
Investment Income:
  Interest......................................................... $     6,917        $    11,604        $            160
  Dividends........................................................      11,939              6,893                      80
   Less withholding taxes on foreign dividends.....................        (906)              (279)                     (1)
                                                                    -----------        -----------        ----------------
                                                                         17,950             18,218                     239
                                                                    -----------        -----------        ----------------
Expenses:
  Management and advisory fees.....................................      12,222             23,772                     114
  Transfer agent fees and expenses.................................       3,046              6,130                      55
  Custody and accounting fees and expenses.........................         696                320                      64
  Registration fees................................................          79                157                      82
  Trustees fees and expenses.......................................           9                  -                       1
  Audit fees and expenses..........................................          34                  6                       5
  Other............................................................         450                891                      13
  Distribution and service fees:
   Class A.........................................................       1,879              3,994                       8
   Class B.........................................................       4,528              5,260                      62
   Class C.........................................................         806                825                      16
   Class M.........................................................       1,980              1,653                      12
                                                                    -----------        -----------        ----------------
  Gross Expenses...................................................      25,729             43,008                     432

  Less fee waivers and reimbursements by the investment adviser....           -                  -                    (173)
                                                                    -----------        -----------        ----------------
  Net Expenses.....................................................      25,729             43,008                     259
                                                                    -----------        -----------        ----------------

Net Investment Income (Loss).......................................      (7,779)           (24,790)                    (20)
                                                                    -----------        -----------        ----------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................    (193,014)          (647,961)                   (814)
   Futures/options contracts.......................................           -                  -                       -
   Foreign currency transactions...................................      17,653                200                       -
                                                                    -----------        -----------        ----------------
                                                                       (175,361)          (647,761)                   (814)
                                                                    -----------        -----------        ----------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................    (427,084)        (1,418,444)                 (1,848)
   Futures/options contracts.......................................           -                  -                       -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................      (8,496)              (145)                      -
                                                                    -----------        -----------        ----------------
                                                                       (435,580)        (1,418,589)                 (1,848)
                                                                    -----------        -----------        ----------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................    (610,941)        (2,066,350)                 (2,662)
                                                                    -----------        -----------        ----------------
Net Increase (Decrease) in Net Assets Resulting from Operations.... $      (618,720)   $    (2,091,140)   $             (2,682)
                                                                    ===========        ===========        ================

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

   IDEX Jennison                  IDEX LKCM                IDEX Munder           IDEX NWQ           IDEX Pilgrim Baxter
 Equity Opportunity         Strategic Total Return            Net50            Value Equity           Mid Cap Growth
$               113        $                 1,608        $          9        $          94        $                618
                319                            699                   3                  584                          45
                 (1)                            (3)                  -                   (2)                         (2)
-------------------        -----------------------        ------------        -------------        --------------------
                431                          2,304                  12                  676                         661
-------------------        -----------------------        ------------        -------------        --------------------
                239                            550                  14                  266                         819
                155                            254                  19                  145                         742
                108                             46                  39                   32                          61
                 70                             53                  73                   49                          67
                  1                              -                   -                    1                           3
                 14                             13                   5                   14                          18
                 39                             36                   8                   20                         101

                 32                            139                   2                   39                         117
                147                            198                   7                  169                         474
                 30                             28                   1                   19                         123
                 26                             57                   1                   29                          81
-------------------        -----------------------        ------------        -------------        --------------------
                861                          1,374                 169                  783                       2,606

               (267)                          (128)               (139)                (127)                       (582)
-------------------        -----------------------        ------------        -------------        --------------------
                594                          1,246                  30                  656                       2,024
-------------------        -----------------------        ------------        -------------        --------------------

               (163)                         1,058                 (18)                  20                      (1,363)
-------------------        -----------------------        ------------        -------------        --------------------

             (2,373)                            66                (639)               1,114                     (95,422)
                  -                              -                   -                    -                           -
                  -                              -                   -                    -                           -
-------------------        -----------------------        ------------        -------------        --------------------
             (2,373)                            66                (639)               1,114                     (95,422)
-------------------        -----------------------        ------------        -------------        --------------------

             (2,904)                        (6,546)               (727)              (3,205)                      2,865
                  -                              -                   -                    -                           -

                  -                              -                   -                    -                           -
-------------------        -----------------------        ------------        -------------        --------------------
             (2,904)                        (6,546)               (727)              (3,205)                      2,865
-------------------        -----------------------        ------------        -------------        --------------------

             (5,277)                        (6,480)             (1,366)              (2,091)                    (92,557)
-------------------        -----------------------        ------------        -------------        --------------------
$                (5,440)   $                    (5,422)   $         (1,384)   $          (2,071)   $                (93,920)
===================        =======================        ============        =============        ====================

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                     All numbers in thousands                         IDEX Pilgrim      IDEX Salomon   IDEX T. Rowe Price
                     ------------------------                       Baxter Technology     All Cap       Dividend Growth
Investment Income:
  Interest.........................................................     $    219          $  3,218          $    50
  Dividends........................................................           31             2,388              476
   Less withholding taxes on foreign dividends.....................           (2)              (17)              (3)
                                                                    -----------------   ------------   ------------------
                                                                             248             5,589              523
                                                                    -----------------   ------------   ------------------
Expenses:
  Management and advisory fees.....................................          504             1,911              207
  Transfer agent fees and expenses.................................          493               815              108
  Custody and accounting fees and expenses.........................           51               122               55
  Registration fees................................................           38               142               48
  Trustees fees and expenses.......................................            1                10                1
  Audit fees and expenses..........................................            7                13               12
  Other............................................................           66               186               16

  Distribution and service fees:
   Class A.........................................................           53               202               26
   Class B.........................................................          243             1,123              128
   Class C.........................................................           63               331               31
   Class M.........................................................           41               321               24
                                                                    -----------------   ------------   ------------------
  Gross Expenses...................................................        1,560             5,176              656

  Less fee waivers and reimbursements by the investment adviser....         (454)             (233)            (136)
                                                                    -----------------   ------------   ------------------
  Net Expenses.....................................................        1,106             4,943              520
                                                                    -----------------   ------------   ------------------

Net Investment Income (Loss).......................................         (858)              646                3
                                                                    -----------------   ------------   ------------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................      (74,598)            1,183             (242)
   Futures/options contracts.......................................            -            (1,101)               -
   Foreign currency transactions...................................            -                 -                -
                                                                    -----------------   ------------   ------------------
                                                                         (74,598)               82             (242)
                                                                    -----------------   ------------   ------------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................         (596)          (36,240)          (2,950)
   Futures/options contracts.......................................            -               370                -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................            -                 -                -
                                                                    -----------------   ------------   ------------------
                                                                            (596)          (35,870)          (2,950)
                                                                    -----------------   ------------   ------------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................      (75,194)          (35,788)          (3,192)
                                                                    -----------------   ------------   ------------------
Net Increase (Decrease) in Net Assets Resulting from Operations....     $(76,052)         $(35,142)         $(3,189)
                                                                    =================   ============   ==================

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

 IDEX T. Rowe Price         IDEX Transamerica         IDEX Transamerica         IDEX Transamerica
     Small Cap                   Equity                 Small Company            Value Balanced
$                22        $               12        $               34        $              709
                 30                        24                        13                       454
                  -                         -                         -                         -
-------------------        ------------------        ------------------        ------------------
                 52                        36                        47                     1,163
-------------------        ------------------        ------------------        ------------------

                167                        72                        86                       256
                152                        49                        86                       134
                 62                        44                        39                        43
                 42                        37                        39                        56
                  1                         -                         -                         -
                 16                         7                         7                        14
                 20                         7                         9                        18

                 27                        11                        13                        44
                 89                        33                        41                       134
                 20                        14                        16                        22
                 21                         8                        13                        37
-------------------        ------------------        ------------------        ------------------
                617                       282                       349                       758

               (210)                     (107)                     (138)                     (130)
-------------------        ------------------        ------------------        ------------------
                407                       175                       211                       628
-------------------        ------------------        ------------------        ------------------

               (355)                     (139)                     (164)                      535
-------------------        ------------------        ------------------        ------------------

             (2,130)                   (2,513)                   (6,252)                      720
                  -                         -                         -                       469
                  -                         -                         -                         -
-------------------        ------------------        ------------------        ------------------
             (2,130)                   (2,513)                   (6,252)                    1,189
-------------------        ------------------        ------------------        ------------------

             (4,619)                   (1,611)                      (39)                   (3,445)
                  -                         -                         -                        54

                  -                         -                         -                         -
-------------------        ------------------        ------------------        ------------------
             (4,619)                   (1,611)                      (39)                   (3,391)
-------------------        ------------------        ------------------        ------------------

             (6,749)                   (4,124)                   (6,291)                   (2,202)
-------------------        ------------------        ------------------        ------------------
$                (7,104)   $               (4,263)   $               (6,455)   $               (1,667)
===================        ==================        ==================        ==================

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended October 31, 2001

                                                                   IDEX AEGON                       IDEX Alger
                  All numbers in thousands                        Income Plus                    Aggressive Growth
                  ------------------------
Increase (Decrease) In Net Assets From:                         2001            2000             2001            2000
Operations:
  Net investment income (loss)..............................    $      6,137    $     5,072    $      (2,181)   $     (3,736)
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions..............     (1,525)        (1,984)          (87,674)          4,318
  Net unrealized appreciation (depreciation) during the
   period...................................................        929           (814)          (25,999)        (27,750)
                                                             -----------     ----------       -----------      -----------
                                                                  5,541          2,274          (115,854)        (27,168)
                                                             -----------     ----------       -----------      -----------
Distributions To Shareholders:
  From net investment income:
   Class A..................................................     (3,917)        (3,793)                -               -
   Class B..................................................     (1,525)          (879)                -               -
   Class C..................................................       (255)           (43)                -               -
   Class M..................................................       (423)          (329)                -               -
                                                             -----------     ----------       -----------      -----------
                                                                 (6,120)        (5,044)                -               -
                                                             -----------     ----------       -----------      -----------
  From net realized gains:
   Class A..................................................          -           (355)           (3,038)         (9,201)
   Class B..................................................          -            (80)           (2,411)         (4,789)
   Class C..................................................          -              -              (361)            (48)
   Class M..................................................          -            (34)             (681)         (1,787)
                                                             -----------     ----------       -----------      -----------
                                                                      -           (469)           (6,491)        (15,825)
                                                             -----------     ----------       -----------      -----------
Net Increase (Decrease) in Net Assets from Shares of
 Beneficial Interest Transactions:
   Class A..................................................      1,549         (7,418)           (1,918)         80,560
   Class B..................................................     22,030          1,471             1,234          86,532
   Class C..................................................      7,343          1,043               786          19,108
   Class M..................................................      3,744           (973)           (2,800)         21,006
                                                             -----------     ----------       -----------      -----------
                                                                 34,666         (5,877)           (2,698)        207,206
                                                             -----------     ----------       -----------      -----------
Net increase (decrease) in net assets.......................     34,087         (9,116)         (125,043)        164,213

Net Assets:
  Beginning of period.......................................     68,411         77,527           330,228         166,015
                                                             -----------     ----------       -----------      -----------
  End of period.............................................   $102,498        $68,411         $ 205,185        $330,228
                                                             -----------     ----------       -----------      -----------
                                                             -----------     ----------       -----------      -----------
Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income)...........................   $    182        $   165         $     (15)       $    (12)
                                                             -----------     ----------       -----------      -----------
                                                             -----------     ----------       -----------      -----------



The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

 IDEX American Century           IDEX American         IDEX Federated           IDEX Gabelli
    Income & Growth     --   Century International       Tax Exempt             Global Growth
         2001                        2001               2001         2000       2001     2000
$                  (14)     $                   (7)   $   966      $   847    $    (85) $    33
                   (69)                       (189)       112       (1,154)     (3,821)       -
                  (526)                       (121)     1,072        1,934     (16,613)     152
---------------------       ----------------------    ------       -------    -------   -------
                  (609)                       (317)     2,150        1,627     (20,519)     185
---------------------       ----------------------    ------       -------    -------   -------
                     -                           -       (718)        (725)        (42)       -
                     -                           -       (118)         (44)        (30)       -
                     -                           -        (54)          (3)        (23)       -
                     -                           -        (78)         (74)        (10)       -
---------------------       ----------------------    ------       -------    -------   -------
                     -                           -       (968)        (846)       (105)       -
---------------------       ----------------------    ------       -------    -------   -------
                     -                           -          -         (190)         (1)       -
                     -                           -          -          (13)         (1)       -
                     -                           -          -            -          (1)       -
                     -                           -          -          (22)         (1)       -
---------------------       ----------------------    ------       -------    -------   -------
                     -                           -          -         (225)         (4)       -
---------------------       ----------------------    ------       -------    -------   -------
                 2,649                       1,153      5,309       (4,469)     17,839    4,446
                 3,966                       1,225      4,391          444      22,279    6,501
                   611                         356      1,399          192       5,661    7,401
                   685                         280        298         (229)      3,491    2,221
---------------------       ----------------------    ------       -------    -------   -------
                 7,911                       3,014     11,397       (4,062)     49,270   20,569
---------------------       ----------------------    ------       -------    -------   -------
                 7,302                       2,697     12,579       (3,506)     28,642   20,754

                     -                           -     20,936       24,442      20,754        -
---------------------       ----------------------    ------       -------    -------   -------
$                7,302      $                2,697     $    33,515 $20,936    $ 49,396  $20,754
=====================       ======================    ======       =======    =======   =======
$                    -      $                    -    $    38      $    40    $     (1) $    33
=====================       ======================    ======       =======    =======   =======

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                                                                IDEX GE U.S.                      IDEX Goldman
-
                  All numbers in thousands                         Equity                         Sachs Growth
                  ------------------------
Increase (Decrease) In Net Assets From:                        2001         2000        2        2001             2000
Operations:
  Net investment income (loss).............................. $  (137)       $  (24)           $          (253)   $  (101)
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions..............  (1,442)          (40)            (1,805)               287
  Net unrealized appreciation (depreciation) during the
   period...................................................  (2,405)          208             (6,925)               525
                                                             --------      ---------         --------------      ----------
                                                              (3,984)          144             (8,983)               711
                                                             --------      ---------         --------------      ----------
Distributions To Shareholders:
  From net investment income:
   Class A..................................................       -             -                  -                  -
   Class B..................................................       -             -                  -                  -
   Class C..................................................       -             -                  -                  -
   Class M..................................................       -             -                  -                  -
                                                             --------      ---------         --------------      ----------
                                                                   -             -                  -                  -
                                                             --------      ---------         --------------      ----------
  From net realized gains:
   Class A..................................................       -             -                (78)                (6)
   Class B..................................................       -             -               (103)                (7)
   Class C..................................................       -             -                (74)                 -
   Class M..................................................       -             -                (35)                (3)
                                                             --------      ---------         --------------      ----------
                                                                   -             -               (290)               (16)
                                                             --------      ---------         --------------      ----------
Net Increase (Decrease) in Net Assets from Shares of
 Beneficial Interest Transactions:
   Class A..................................................   3,181         2,927              3,155              4,391
   Class B..................................................   9,997         3,583             10,958              5,388
   Class C..................................................   2,518         2,046                261              6,354
   Class M..................................................   1,762           727              1,306              2,140
                                                             --------      ---------         --------------      ----------
                                                              17,458         9,283             15,680             18,273
                                                             --------      ---------         --------------      ----------
Net increase (decrease) in net assets.......................  13,474         9,427              6,407             18,968

Net Assets:
  Beginning of period.......................................   9,427             -             23,955              4,987
                                                             --------      ---------         --------------      ----------
  End of period.............................................  $    22,901    $    9,427       $30,362             $    23,955
                                                             --------      ---------         --------------      ----------
                                                             --------      ---------         --------------      ----------
Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income):.......................... $     -        $    -            $     -            $     -
                                                             --------      ---------         --------------      ----------
                                                             --------      ---------         --------------      ----------



The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

IDEX Great Companies           IDEX Great Companies        IDEX Great Companies                    IDEX
    America/SM/                     Global/2/                 Technology/SM/               International Equity
  2001           2000            2001        2000             2001           2000            2001         2000

   $    (353)   $   (16)       $   (57)      $   (2)        $   (234)       $   (18)       $    19       $   (14)
 (4,742)            (10)        (1,830)          (1)          (6,206)          (196)        (4,577)        1,187
 (6,870)          1,190         (1,301)          25           (6,767)        (1,358)           288        (1,562)
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
(11,965)          1,164         (3,188)          22          (13,207)        (1,572)        (4,270)         (389)
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------

       -              -              -            -                -              -              -             -
       -              -              -            -                -              -              -             -
       -              -              -            -                -              -              -             -
       -              -              -            -                -              -              -             -
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
       -              -              -            -                -              -              -             -
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
       -              -             (9)           -                -              -           (753)         (185)
       -              -             (3)           -                -              -           (523)          (62)
       -              -             (2)           -                -              -            (96)            -
       -              -             (2)           -                -              -            (96)          (18)
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
       -              -            (16)           -                -              -         (1,468)         (265)
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
  29,821         12,761          4,749        2,138            6,844          7,241            869         2,308
  37,610          7,492          3,677          582            7,362          3,719          2,846         3,205
  10,498          2,747          1,134          353            1,656          1,598            757           684
   6,563          1,671            322          846            1,812            784            435           401
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
  84,492         24,671          9,882        3,919           17,674         13,342          4,907         6,598
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
  72,527         25,835          6,678        3,941            4,467         11,770           (831)        5,944
  25,835              -          3,941            -           11,770              -         12,853         6,909
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
      $98,362    $    25,835    $10,619       $    3,941     $     16,237    $    11,770    $12,022       $    12,853
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
           $-   $     -        $     -       $    -         $      -        $     -        $    (4)      $    (7)
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------
---------     ----------       ---------    ----------      ----------      ----------       ---------    ----------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                                                IDEX Isabelle            IDEX Janus                       IDEX Janus
          All numbers in thousands             Small Cap Value            Balanced                   Capital Appreciation
          ------------------------
Increase (Decrease) In Net Assets From:             2001            2001             2000             2001           2000
Operations:
  Net investment income (loss)............... $            (38)   $  7,364      $       4,461    $      (5,100) $      (7,338)
  Net realized gain (loss) on investments,
   futures/options contracts and foreign
   currency transactions.....................              (70)    (25,911)             6,640         (200,683)       (28,968)
  Net unrealized appreciation (depreciation)
   during the period.........................           (1,146)    (32,498)            (2,914)         (54,878)       (38,933)
                                              ----------------    -------       ------------     ------------   ------------
                                                        (1,254)    (51,045)             8,187         (260,661)       (75,239)
                                              ----------------    -------       ------------     ------------   ------------
Distributions To Shareholders:
  From net investment income:
   Class A...................................                -      (2,489)            (1,720)               -              -
   Class B...................................                -      (3,106)            (1,696)               -              -
   Class C...................................                -        (597)              (190)               -              -
   Class M...................................                -        (944)              (594)               -              -
   Class T...................................                -           -                  -                -              -
                                              ----------------    -------       ------------     ------------   ------------
                                                             -      (7,136)            (4,200)               -              -
                                              ----------------    -------       ------------     ------------   ------------
  From net realized gains:
   Class A...................................                -      (1,869)              (947)               -         (5,435)
   Class B...................................                -      (3,337)            (1,353)               -         (3,160)
   Class C...................................                -        (632)               (14)               -           (219)
   Class M...................................                -        (982)              (477)               -           (936)
   Class T...................................                -           -                  -                -              -
                                              ----------------    -------       ------------     ------------   ------------
                                                             -      (6,820)            (2,791)               -         (9,750)
                                              ----------------    -------       ------------     ------------   ------------
Net Increase (Decrease) in Net Assets from
 Shares of Beneficial Interest
 Transactions:
   Class A...................................            7,012      10,248             64,599          (16,649)       129,366
   Class B...................................            8,090      46,475            135,625             (755)       186,650
   Class C...................................            3,745      11,136             43,694           (3,354)        54,655
   Class M...................................            1,552       7,637             31,483           (3,276)        51,753
   Class T...................................                -           -                  -                -              -
                                              ----------------    -------       ------------     ------------   ------------
                                                        20,399      75,496            275,401          (24,034)       422,424
                                              ----------------    -------       ------------     ------------   ------------
Net increase (decrease) in net assets........           19,145      10,495            276,597         (284,695)       337,435

Net Assets:
  Beginning of period........................                -     471,301            194,704          458,578        121,143
                                              ----------------    -------       ------------     ------------   ------------
  End of period.............................. $         19,145     $    481,796 $     471,301    $     173,883  $     458,578
                                              ================    =======       ============     ============   ============
Undistributed Net Investment Gain (Loss) or
 (Distribution in Excess of Net Investment
 Income):.................................... $              -    $    454      $         463    $         (12) $         (10)
                                              ================    =======       ============     ============   ============


The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

   IDEX Janus             IDEX Janus                   IDEX Janus            IDEX Janus
 Flexible Income            Global                       Growth            Growth & Income
 2001     2000         2001        2000            2001         2000            2001
$ 3,015  $ 1,896    $   (7,779) $  (14,629)     $   (24,790) $  (26,486)       $   (20)


  1,603     (639)     (175,361)     97,462         (647,761)    294,647           (814)

  3,597      (74)     (435,580)     37,002       (1,418,589)        165         (1,848)
------   ------     ---------   ---------       -----------  ---------     ---------------
  8,215    1,183      (618,720)    119,835       (2,091,140)    268,326         (2,682)
------   ------     ---------   ---------       -----------  ---------     ---------------
 (1,086)    (904)            -           -                -           -              -
   (965)    (648)            -           -                -           -              -
   (394)     (89)            -           -                -           -              -
   (427)    (247)            -           -                -           -              -
      -        -             -           -                -           -              -
------   ------     ---------   ---------       -----------  ---------     ---------------
 (2,872)  (1,888)            -           -                -           -              -
------   ------     ---------   ---------       -----------  ---------     ---------------
      -        -       (44,723)    (15,934)        (123,035)   (259,288)             -
      -        -       (38,573)    (10,225)         (58,254)    (66,577)             -
      -        -        (7,191)        (80)          (9,219)     (1,156)             -
      -        -       (19,155)     (5,402)         (20,920)    (28,292)             -
      -        -             -           -          (85,636)   (203,577)             -
------   ------     ---------   ---------       -----------  ---------     ---------------
      -        -      (109,642)    (31,641)        (297,064)   (558,890)             -
------   ------     ---------   ---------       -----------  ---------     ---------------
 11,273    1,865       (75,556)    190,659           33,738     372,830          4,390
 24,431    5,278       (36,867)    311,490           42,961     518,402         13,385
  2,321    8,199       (15,539)    130,991            6,194     133,576          2,982
  7,731    2,543       (32,264)    139,083           (9,649)    173,093          1,857
      -        -             -           -           11,087     132,874              -
------   ------     ---------   ---------       -----------  ---------     ---------------
 45,756   17,885      (160,226)    772,223           84,331   1,330,775         22,614
------   ------     ---------   ---------       -----------  ---------     ---------------
 51,099   17,180      (888,588)    860,417       (2,303,873)  1,040,211         19,932

 44,927   27,747     1,787,198     926,781        4,144,283   3,104,072              -
------   ------     ---------   ---------       -----------  ---------     ---------------
$96,026  $44,927    $  898,610  $1,787,198      $ 1,840,410  $4,144,283        $19,932
======   ======     =========   =========       ==========   =========     ===============
$   140  $    (3)   $      (81) $  (10,951)     $      (288) $     (264)       $     -
======   ======     =========   =========       ==========   =========     ===============

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                                                           IDEX Jennison                    IDEX LKCM
               All numbers in thousands                  Equity Opportunity           Strategic Total Return
               ------------------------
Increase (Decrease) In Net Assets From:                    2001          2000           2001         2000
Operations:
  Net investment income (loss)..........................  $  (163)     $  (127)        $ 1,058     $   891
  Net realized gain (loss) on investments, futures/
   options contracts and foreign currency transactions..   (2,373)         369              66         635
  Net unrealized appreciation (depreciation) during the
  period................................................   (2,904)      (1,782)         (6,546)     (1,391)
                                                         -------       ------         -------      ------
                                                           (5,440)      (1,540)         (5,422)        135
                                                         -------       ------         -------      ------
Distributions To Shareholders:
  From net investment income:
   Class A..............................................        -            -            (647)       (695)
   Class B..............................................        -            -            (196)       (205)
   Class C..............................................        -            -             (28)        (17)
   Class M..............................................        -            -             (68)        (93)
                                                         -------       ------         -------      ------
                                                                -            -            (939)     (1,010)
                                                         -------       ------         -------      ------
  From net realized gains:
   Class A..............................................     (423)         (82)           (221)       (903)
   Class B..............................................     (355)         (68)           (107)       (376)
   Class C..............................................      (29)           -             (14)         (2)
   Class M..............................................      (84)         (23)            (38)       (200)
                                                         -------       ------         -------      ------
                                                             (891)        (173)           (380)     (1,481)
                                                         -------       ------         -------      ------
Net Increase (Decrease) in Net Assets from Shares of
 Beneficial Interest Transactions:
   Class A..............................................   15,421          403             314       4,364
   Class B..............................................   31,700          295           1,738       4,483
   Class C..............................................    7,559          323             735       2,561
   Class M..............................................    5,601         (204)           (864)     (1,478)
                                                         -------       ------         -------      ------
                                                           60,281          817           1,923       9,930
                                                         -------       ------         -------      ------
Net increase (decrease) in net assets...................   53,950         (896)         (4,818)      7,574

Net Assets:
  Beginning of period...................................    8,847        9,743          69,843      62,269
                                                         -------       ------         -------      ------
  End of period.........................................   $    62,797  $     8,847     $65,025     $    69,843
                                                         =======       ======         =======      ======
Undistributed Net Investment Gain (Loss) or
 (Distribution in Excess of Net Investment Income)......  $    (1)     $    (1)        $   158     $    (5)
                                                         =======       ======         =======      ======


The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

  IDEX Munder         IDEX NWQ                IDEX Pilgrim Baxter           IDEX Pilgrim Baxter
     Net50          Value Equity                Mid Cap Growth                  Technology
     2001          2001         2000            2001          2000            2001          2000
 $        (18)   $    20      $      6        $ (1,363)     $   (879)       $   (858)     $   (719)

         (639)     1,114           (84)        (95,422)       (2,906)        (74,598)       (7,105)

         (727)    (3,205)        2,492           2,865        (5,703)           (596)       (9,708)
 ------------    ------       -------         -------       -------         -------       -------
       (1,384)    (2,071)        2,414         (93,920)       (9,488)        (76,052)      (17,532)
 ------------    ------       -------         -------       -------         -------       -------
            -          -             -               -             -               -             -
            -          -             -               -             -               -             -
            -          -             -               -             -               -             -
            -          -             -               -             -               -             -
 ------------    ------       -------         -------       -------         -------       -------
            -          -             -               -             -               -             -
 ------------    ------       -------         -------       -------         -------       -------
                                                                                   -             -
            -         (4)           (1)              -           (68)              -             -
            -         (6)           (1)              -           (84)              -             -
            -         (1)            -               -            (5)              -             -
            -         (1)           (1)              -           (27)              -             -
 ------------    ------       -------         -------       -------         -------       -------
            -        (12)           (3)              -          (184)              -             -
 ------------    ------       -------         -------       -------         -------       -------

        1,000      4,284          (548)          5,888        49,484           5,081        32,418
        1,464     10,805         2,100           9,344        69,671          12,658        46,907
          277      1,340           949           2,579        18,403           2,066        14,513
          179      1,044            82            (557)       14,384             570        11,903
 ------------    ------       -------         -------       -------         -------       -------
        2,920     17,473         2,583          17,254       151,942          20,375       105,741
 ------------    ------       -------         -------       -------         -------       -------
        1,536     15,390         4,994         (76,666)      142,270         (55,677)       88,209
            -     22,481        17,487         148,732         6,462          88,209             -
 ------------    ------       -------         -------       -------         -------       -------
 $      1,536     $    37,871 $      22,481    $     72,066  $    148,732    $     32,532  $     88,209
 ============    ======       =======         =======       =======         =======       =======

 $          -    $    23      $      2        $     (2)     $     (1)       $     (1)     $     (1)
 ============    ======       =======         =======       =======         =======       =======

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For the year or period ended October 31, 2001

                                                               IDEX Salomon                IDEX T. Rowe Price
                 All numbers in thousands                         All Cap                    Dividend Growth
                 ------------------------
Increase (Decrease) In Net Assets From:                       2001          2000            2001           2000
Operations:
  Net investment income (loss)............................. $    646      $      8        $     3      $        23
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions.............       82         3,066           (242)            (553)
  Net unrealized appreciation (depreciation) during
   the period..............................................  (35,870)        2,567         (2,950)           1,480
                                                            -------       --------        ------       -----------
                                                             (35,142)        5,641         (3,189)             950
                                                            -------       --------        ------       -----------
Distributions To Shareholders:
  From net investment income:
   Class A.................................................        -             -            (10)             (24)
   Class B.................................................        -             -              -               (6)
   Class C.................................................        -             -              -                -
   Class M.................................................        -             -             (1)              (3)
                                                            -------       --------        ------       -----------
                                                                   -             -            (11)             (33)
                                                            -------       --------        ------       -----------
  From net realized gains:
   Class A.................................................     (858)          (33)             -                -
   Class B.................................................   (1,384)          (29)             -                -
   Class C.................................................     (447)           (2)             -                -
   Class M.................................................     (447)          (12)             -                -
                                                            -------       --------        ------       -----------
                                                              (3,136)          (76)             -                -
                                                            -------       --------        ------       -----------
Net Increase (Decrease) in Net Assets from Shares of
 Beneficial Interest Transactions:
   Class A.................................................   60,892        21,792          3,959            3,332
   Class B.................................................  147,728        34,241          9,547            5,049
   Class C.................................................   40,807        10,114          1,872            1,793
   Class M.................................................   47,671         9,347          1,281              777
                                                            -------       --------        ------       -----------
                                                             297,098        75,494              16,659      10,951
                                                            -------       --------        ------       -----------
Net increase (decrease) in net assets......................  258,820        81,059         13,459           11,868

Net Assets:
  Beginning of period......................................   85,238         4,179         16,900            5,032
                                                            -------       --------        ------       -----------
  End of period............................................  $    344,058  $     85,238   $30,359       $        16,900
                                                            =======       ========        ======       ===========
Undistributed Net Investment Gain (Loss) or (Distribution
 in Excess of Net Investment Income)....................... $    654      $      8        $     3      $         -
                                                            =======       ========        ======       ===========


The notes to the financial statements are an integral part of these statements

IDEX Mutual Funds
Annual Report 2001

IDEX T. Rowe Price         IDEX Transamerica           IDEX Transamerica             IDEX Transamerica
    Small Cap                   Equity                   Small Company                Value Balanced
  2001        2000           2001       2000       20    2001         2000       000   2001         2000
$  (355)    $  (181)       $  (139)    $  (38)         $  (164)     $   (71)         $   535      $   496
 (2,130)        (38)        (2,513)       (72)          (6,252)        (224)           1,189        1,374
 (4,619)         89         (1,611)       140              (39)        (727)          (3,391)         238
------      ------         ------      -----           ------       ------           ------       ------
 (7,104)       (130)        (4,263)        30           (6,455)      (1,022)          (1,667)       2,108
------      ------         ------      -----           ------       ------           ------       ------
      -           -              -          -                -            -             (255)        (312)
      -           -              -          -                -            -             (186)        (236)
      -           -              -          -                -            -              (28)          (4)
      -           -              -          -                -            -              (62)         (82)
------      ------         ------      -----           ------       ------           ------       ------
      -           -              -          -                -            -             (531)        (634)
------      ------         ------      -----           ------       ------           ------       ------
     (9)        (40)             -          -                -            -             (450)           -
     (9)        (33)             -          -                -            -             (446)           -
     (2)         (1)             -          -                -            -              (29)           -
     (3)        (20)             -          -                -            -             (141)           -
------      ------         ------      -----           ------       ------           ------       ------
    (23)        (94)             -          -                -            -           (1,066)           -
------      ------         ------      -----           ------       ------           ------       ------
  1,367       7,032          1,235      3,024            2,105        4,084            5,236       (3,170)
  4,464       7,137          1,844      2,851            2,574        4,646            8,364       (3,595)
    976       1,708            860      1,119              813        1,894            3,346          506
    491       1,751            276        956              101        2,284            2,387       (1,976)
------      ------         ------      -----           ------       ------           ------       ------
  7,298      17,628          4,215      7,950            5,593       12,908           19,333       (8,235)
------      ------         ------      -----           ------       ------           ------       ------
    171      17,404            (48)     7,980             (862)      11,886           16,069       (6,761)

 20,496       3,092          7,980          -           11,886            -           22,476       29,237
------      ------         ------      -----           ------       ------           ------       ------
 $20,667     $    20,496    $ 7,932     $    7,980      $    11,024  $    11,886      $    38,545  $    22,476
======      ======         ======      =====           ======       ======           ======       ======
$     -     $     -        $     -     $    -          $     2      $     2          $    47      $    43
======      ======         ======      =====           ======       ======           ======       ======

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:




                                      Net Asset                    Investment Operations                                          D
              Year or                   Value,               Net             Net Realized                            From Net
               Period                 Beginning          Investment         and Unrealized         Total            Investment
               Ended                  of Period         Income (Loss)        Gain (Loss)         Operations           Income

IDEX AEGON Income Plus
  Class A    10/31/2001    /(8)/      $         9.24    $             0.72  $              0.01  $          0.73   $         (0.71)
             10/31/2000    /(3)/            9.67                 0.69                (0.37)            0.32              (0.69)
             10/31/1999                    10.43                 0.65                (0.54)            0.11              (0.67)
             10/31/1998                    10.96                 0.69                (0.30)            0.39              (0.70)
             10/31/1997                    10.61                 0.76                 0.44             1.20              (0.75)
------------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/            9.24                 0.57                 0.10             0.67              (0.65)
             10/31/2000    /(3)/            9.67                 0.63                (0.37)            0.26              (0.63)
             10/31/1999                    10.42                 0.59                (0.54)            0.05              (0.60)
             10/31/1998                    10.96                 0.61                (0.30)            0.31              (0.63)
             10/31/1997                    10.61                 0.69                 0.44             1.13              (0.68)
------------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/            9.24                 0.52                 0.15             0.67              (0.65)
             10/31/2000    /(2)(3)/         9.67                 0.63                (0.37)            0.26              (0.63)
------------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/            9.24                 0.63                 0.05             0.68              (0.66)
             10/31/2000    /(3)/            9.67                 0.64                (0.37)            0.27              (0.64)
             10/31/1999    /(2)/           10.42                 0.60                (0.54)            0.06              (0.61)
             10/31/1998                    10.96                 0.62                (0.30)            0.32              (0.64)
             10/31/1997                    10.61                 0.70                 0.44             1.14              (0.69)
------------------------------------------------------------------------------------------------------------------------------------
IDEX Alger Aggressive Growth
  Class A    10/31/2001    /(8)/           32.07                (0.13)              (11.09)          (11.22)                 -
             10/31/2000                    33.05                (0.13)                2.15             2.02                  -
             10/31/1999                    22.24                 0.17                11.82            11.99                  -
             10/31/1998                    18.77                 0.03                 4.02             4.05                  -
             10/31/1997                    15.70                 0.05                 3.69             3.74                  -
------------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/           31.23                (0.29)              (10.82)          (11.11)                 -
             10/31/2000                    32.44                (0.36)                2.15             1.79                  -
             10/31/1999                    21.93                (0.13)               11.82            11.69                  -
             10/31/1998                    18.58                (0.09)                4.02             3.93                  -
             10/31/1997                    15.58                (0.02)                3.69             3.67                  -
------------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/           31.23                (0.31)              (10.80)          (11.11)                 -
             10/31/2000    /(2)/           32.44                (0.36)                2.15             1.79                  -
------------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/           31.36                (0.27)              (10.86)          (11.13)                 -
             10/31/2000                    32.53                (0.32)                2.15             1.83                  -
             10/31/1999    /(2)/           21.98                (0.09)               11.82            11.73                  -
             10/31/1998                    18.61                (0.07)                4.02             3.95                  -
             10/31/1997                    15.60                (0.01)                3.69             3.68                  -
------------------------------------------------------------------------------------------------------------------------------------
IDEX American Century Income & Growth
  Class A    10/31/2001    /(8)/           10.00                (0.01)               (0.36)           (0.37)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/           10.00                (0.04)               (0.37)           (0.41)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/           10.00                (0.07)               (0.34)           (0.41)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/           10.00                (0.06)               (0.34)           (0.40)                 -
------------------------------------------------------------------------------------------------------------------------------------
IDEX American Century International
  Class A    10/31/2001    /(8)/           10.00                (0.01)               (1.51)           (1.52)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/           10.00                (0.06)               (1.49)           (1.55)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/           10.00                (0.07)               (1.48)           (1.55)                 -
------------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/           10.00                (0.08)               (1.47)           (1.55)                 -
------------------------------------------------------------------------------------------------------------------------------------




                From Net
                Realized              Total
              Capital Gains       Distributions

IDEX AEGON Income Plus
  Class A     $                - $
                      (0.06)              (0.75)
                      (0.20)              (0.87)
                      (0.22)              (0.92)
                      (0.10)              (0.85)
-----------------------------------------------------
  Class B                 -               (0.65)
                      (0.06)              (0.69)
                      (0.20)              (0.80)
                      (0.22)              (0.85)
                      (0.10)              (0.78)
-----------------------------------------------------
  Class C                 -               (0.65)
                      (0.06)              (0.69)
-----------------------------------------------------
  Class M                 -               (0.66)
                      (0.06)              (0.70)
                      (0.20)              (0.81)
                      (0.22)              (0.86)
                      (0.10)              (0.79)
-----------------------------------------------------
IDEX Alger Aggressive Growth
  Class A             (0.64)              (0.64)
                      (3.00)              (3.00)
                      (1.18)              (1.18)
                      (0.58)              (0.58)
                      (0.67)              (0.67)
-----------------------------------------------------
  Class B             (0.64)              (0.64)
                      (3.00)              (3.00)
                      (1.18)              (1.18)
                      (0.58)              (0.58)
                      (0.67)              (0.67)
-----------------------------------------------------
  Class C             (0.64)              (0.64)
                      (3.00)              (3.00)
-----------------------------------------------------
  Class M             (0.64)              (0.64)
                      (3.00)              (3.00)
                      (1.18)              (1.18)
                      (0.58)              (0.58)
                      (0.67)              (0.67)
-----------------------------------------------------
IDEX American Century Income & Growth
  Class A                 -                   -
-----------------------------------------------------
  Class B                 -                   -
-----------------------------------------------------
  Class C                 -                   -
-----------------------------------------------------
  Class M                 -                   -
-----------------------------------------------------
IDEX American Century International
  Class A                 -                   -
-----------------------------------------------------
  Class B                 -                   -
-----------------------------------------------------
  Class C                 -                   -
-----------------------------------------------------
  Class M                 -                   -
-----------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                                       Ratios/Supplemental Data


Net Asset                   Net Assets,                                                       Net Investment
 Value,                       End of          Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)    Portfolio
   End            Total       Period               Excluding                                    to Average      Turnover
of Period       Return (4)    (000's)               Credits                     Gross        Net Assets (1)(5)  Rate (6)

 $       9.26         8.12%  $       50,755        1.41%                  1.41%                           7.35%     16.01%
   9.24               3.37     49,259              1.36                   1.36                            7.34      11.37
   9.67               1.09     59,082              1.38                   1.38                            6.41      26.95
  10.43               3.54     63,494              1.24                   1.24                            6.38      53.09
  10.96              11.86     65,612              1.27                   1.27                            7.14      62.28
---------------------------------------------------------------------------------------------------------------------------
   9.26               7.45     35,471              2.06                   2.06                            6.70      16.01
   9.24               2.74     13,808              2.01                   2.01                            6.69      11.37
   9.67               0.38     12,930              2.03                   2.03                            5.76      26.95
  10.42               2.87      5,041              1.89                   1.89                            5.73      53.09
  10.96              11.10      1,761              1.92                   1.92                            6.49      62.28
---------------------------------------------------------------------------------------------------------------------------
   9.26               7.45      8,267              2.06                   2.06                            6.70      16.01
   9.24               2.74      1,025              2.01                   2.01                            6.69      11.37
---------------------------------------------------------------------------------------------------------------------------
   9.26               7.56      8,005              1.96                   1.96                            6.80      16.01
   9.24               2.84      4,319              1.91                   1.91                            6.79      11.37
   9.67               0.54      5,515              1.93                   1.93                            5.86      26.95
  10.42               2.97      4,073              1.79                   1.79                            5.83      53.09
  10.96              11.22      3,480              1.82                   1.82                            6.59      62.28
---------------------------------------------------------------------------------------------------------------------------
  20.21             (35.56)   104,660              1.55                   1.88                           (0.56)    104.50
  32.07               4.81    164,730              1.55                   1.77                           (0.94)    107.81
  33.05              55.49    100,078              1.61                   1.90                           (1.15)     96.25
  22.24              22.48     46,413              1.85                   2.18                           (1.11)    142.08
  18.77              24.71     31,260              1.85                   2.44                           (1.07)    120.96
---------------------------------------------------------------------------------------------------------------------------
  19.48             (36.17)    71,834              2.20                   2.53                           (1.21)    104.50
  31.23               4.13    115,689              2.20                   2.42                           (1.59)    107.81
  32.44              54.88     47,399              2.26                   2.55                           (1.80)     96.25
  21.93              22.04     10,564              2.50                   2.83                           (1.76)    142.08
  18.58              24.47      4,880              2.50                   3.09                           (1.71)    120.96
---------------------------------------------------------------------------------------------------------------------------
  19.48             (36.17)    10,545              2.20                   2.53                           (1.21)    104.50
  31.23               4.13     16,586              2.20                   2.42                           (1.59)    107.81
---------------------------------------------------------------------------------------------------------------------------
  19.59             (36.08)    18,146              2.10                   2.43                           (1.11)    104.50
  31.36               4.24     33,223              2.10                   2.32                           (1.49)    107.81
  32.53              54.97     18,538              2.16                   2.45                           (1.70)     96.25
  21.98              22.11      5,573              2.40                   2.73                           (1.66)    142.08
  18.61              24.50      3,468              2.40                   2.99                           (1.62)    120.96
---------------------------------------------------------------------------------------------------------------------------
   9.63              (3.69)     2,426              1.85                   9.00                           (0.25)     39.76
---------------------------------------------------------------------------------------------------------------------------
   9.59              (4.07)     3,685              2.50                   9.65                           (0.90)     39.76
---------------------------------------------------------------------------------------------------------------------------
   9.59              (4.07)       567              2.50                   9.65                           (0.90)     39.76
---------------------------------------------------------------------------------------------------------------------------
   9.60              (4.01)       624              2.40                   9.55                           (0.80)     39.76
---------------------------------------------------------------------------------------------------------------------------
   8.48             (15.17)     1,063              1.95                  19.34                           (0.32)     80.38
---------------------------------------------------------------------------------------------------------------------------
   8.45             (15.54)     1,081              2.60                  19.99                           (0.97)     80.38
---------------------------------------------------------------------------------------------------------------------------
   8.45             (15.54)       314              2.60                  19.99                           (0.97)     80.38
---------------------------------------------------------------------------------------------------------------------------
   8.45             (15.49)       239              2.50                  19.89                           (0.87)     80.38
---------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                               Net Asset                Investment Operations                              Distributions
            Year or              Value,           Net         Net Realized                    From Net      From Net
             Period            Beginning      Investment     and Unrealized     Total        Investment     Realized
             Ended             of Period     Income (Loss)    Gain (Loss)     Operations       Income     Capital Gains

IDEX Federated Tax Exempt
  Class A  10/31/2001 /(8)/    $    10.91   $         0.40  $          0.56  $      0.96    $     (0.43) $            -
           10/31/2000 /(3)/         10.60             0.44             0.42         0.86          (0.44)          (0.11)
           10/31/1999               11.94             0.44            (1.14)       (0.70)         (0.44)          (0.20)
           10/31/1998               11.75             0.48             0.34         0.82          (0.48)          (0.15)
           10/31/1997               11.40             0.53             0.43         0.96          (0.53)          (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/         10.90             0.34             0.56         0.90          (0.36)              -
           10/31/2000 /(3)/         10.59             0.37             0.42         0.79          (0.37)          (0.11)
           10/31/1999               11.94             0.35            (1.14)       (0.79)         (0.36)          (0.20)
           10/31/1998               11.74             0.41             0.34         0.75          (0.40)          (0.15)
           10/31/1997               11.40             0.44             0.43         0.87          (0.45)          (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/         10.90             0.65             0.25         0.90          (0.36)              -
           10/31/2000 /(2)(3)/      10.59             0.37             0.42         0.79          (0.37)          (0.11)
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/         10.91             0.40             0.53         0.93          (0.40)              -
           10/31/2000 /(3)/         10.59             0.42             0.42         0.84          (0.41)          (0.11)
           10/31/1999 /(2)/         11.94             0.39            (1.14)       (0.75)         (0.40)          (0.20)
           10/31/1998               11.75             0.45             0.34         0.79          (0.45)          (0.15)
           10/31/1997               11.40             0.50             0.43         0.93          (0.50)          (0.08)
-------------------------------------------------------------------------------------------------------------------------
IDEX Gabelli Global Growth
  Class A  10/31/2001 /(8)/         10.06             0.03            (3.27)       (3.24)         (0.04)              -
           10/31/2000               10.00             0.03             0.03         0.06              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/         10.05            (0.04)           (3.27)       (3.31)         (0.02)              -
           10/31/2000               10.00             0.02             0.03         0.05              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/         10.05            (0.04)           (3.27)       (3.31)         (0.02)              -
           10/31/2000               10.00             0.02             0.03         0.05              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/         10.05            (0.03)           (3.27)       (3.30)         (0.02)              -
           10/31/2000               10.00             0.02             0.03         0.05              -               -
-------------------------------------------------------------------------------------------------------------------------
IDEX GE U.S. Equity
  Class A  10/31/2001 /(8)/         10.83            (0.03)           (2.01)       (2.04)             -               -
           10/31/2000               10.00                -             0.83         0.83              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/         10.79            (0.10)           (2.00)       (2.10)             -               -
           10/31/2000               10.00            (0.04)            0.83         0.79              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/         10.79            (0.08)           (2.02)       (2.10)             -               -
           10/31/2000               10.00            (0.04)            0.83         0.79              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/         10.79            (0.09)           (1.99)       (2.08)             -               -
           10/31/2000               10.00            (0.04)            0.83         0.79              -               -
-------------------------------------------------------------------------------------------------------------------------
IDEX Goldman Sachs Growth
  Class A  10/31/2001 /(8)/         12.54            (0.05)           (3.25)       (3.30)             -           (0.14)
           10/31/2000               11.40             0.02             1.15         1.17              -           (0.03)
           10/31/1999               10.00             0.03             1.37         1.40              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/         12.41            (0.11)           (3.24)       (3.35)             -           (0.14)
           10/31/2000               11.35            (0.06)            1.15         1.09              -           (0.03)
           10/31/1999               10.00            (0.02)            1.37         1.35              -               -
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/         12.41            (0.12)           (3.23)       (3.35)             -           (0.14)
           10/31/2000               11.35            (0.06)            1.15         1.09              -           (0.03)
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/         12.43            (0.11)           (3.23)       (3.34)             -           (0.14)
           10/31/2000               11.36            (0.05)            1.15         1.10              -           (0.03)
           10/31/1999               10.00            (0.01)            1.37         1.36              -               -
-------------------------------------------------------------------------------------------------------------------------





                Total
            Distributions

IDEX Federated Tax Exempt
  Class A  $        (0.43)
                    (0.55)
                    (0.64)
                    (0.63)
                    (0.61)
---------------------------
  Class B           (0.36)
                    (0.48)
                    (0.56)
                    (0.55)
                    (0.53)
---------------------------
  Class C           (0.36)
                    (0.48)
---------------------------
  Class M           (0.40)
                    (0.52)
                    (0.60)
                    (0.60)
                    (0.58)
---------------------------
IDEX Gabelli Global Growth
  Class A           (0.04)
                        -
---------------------------
  Class B           (0.02)
                        -
---------------------------
  Class C           (0.02)
                        -
---------------------------
  Class M           (0.02)
                        -
---------------------------
IDEX GE U.S. Equity
  Class A               -
                        -
---------------------------
  Class B               -
                        -
---------------------------
  Class C               -
                        -
---------------------------
  Class M               -
                        -
---------------------------
IDEX Goldman Sachs Growth
  Class A           (0.14)
                    (0.03)
                        -
---------------------------
  Class B           (0.14)
                    (0.03)
                        -
---------------------------
  Class C           (0.14)
                    (0.03)
---------------------------
  Class M           (0.14)
                    (0.03)
                        -
---------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

                                                                         Ratios/Supplemental Data


Net Asset                   Net Assets,                                                         Net Investment
 Value,                        End of          Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)    Portfolio
   End             Total       Period          Excluding                                          to Average      Turnover
of Period       Return (4)    (000's)           Credits                   Gross               Net Assets (1)(5)   Rate (6)

   $    11.44         8.99% $         23,190        1.35%                  1.48%                           3.80%     34.89%
    10.91             8.38        16,999            1.35                   1.68                            4.14      67.32
    10.60            (6.23)       20,996            1.35                   1.50                            3.83      35.97
    11.94             7.19        22,313            1.23                   1.27                            4.08      42.42
    11.75             8.68        23,320            1.00                   1.63                            4.60      71.29
----------------------------------------------------------------------------------------------------------------------------
    11.44             8.32         6,276            2.00                   2.13                            3.15      34.89
    10.90             7.72         1,728            2.00                   2.33                            3.49      67.32
    10.59            (6.89)        1,253            2.00                   2.15                            3.18      35.97
    11.94             6.50           654            1.88                   1.92                            3.43      42.42
    11.74             7.93           377            1.65                   2.28                            3.95      71.29
----------------------------------------------------------------------------------------------------------------------------
    11.44             8.32         1,636            2.00                   2.13                            3.15      34.89
    10.90             7.72           195            2.00                   2.33                            3.49      67.32
----------------------------------------------------------------------------------------------------------------------------
    11.44             8.73         2,413            1.60                   1.73                            3.55      34.89
    10.91             8.13         2,014            1.60                   1.93                            3.89      67.32
    10.59            (6.56)        2,193            1.60                   1.75                            3.58      35.97
    11.94             6.92         1,607            1.48                   1.52                            3.83      42.42
    11.75             8.39           921            1.25                   1.88                            4.35      71.29
----------------------------------------------------------------------------------------------------------------------------
     6.78           (32.37)       16,107            1.75                   2.18                            0.28      44.96
    10.06             0.61         4,488            1.75                   7.22                            3.22          -
----------------------------------------------------------------------------------------------------------------------------
     6.72           (32.95)       20,536            2.40                   2.83                           (0.37)     44.96
    10.05             0.52         6,558            2.40                   7.87                            2.57          -
----------------------------------------------------------------------------------------------------------------------------
     6.72           (32.95)        8,818            2.40                   2.83                           (0.37)     44.96
    10.05             0.52         7,468            2.40                   7.87                            2.57          -
----------------------------------------------------------------------------------------------------------------------------
     6.73           (32.86)        3,935            2.30                   2.73                           (0.27)     44.96
    10.05             0.54         2,240            2.30                   7.77                            2.67          -
----------------------------------------------------------------------------------------------------------------------------
     8.79           (18.80)        5,183            1.55                   2.49                           (0.28)    113.05
    10.83             8.30         2,974            1.55                   6.85                           (0.42)    110.96
----------------------------------------------------------------------------------------------------------------------------
     8.69           (19.41)       11,623            2.20                   3.14                           (0.93)    113.05
    10.79             7.86         3,635            2.20                   7.50                           (1.07)    110.96
----------------------------------------------------------------------------------------------------------------------------
     8.69           (19.41)        3,985            2.20                   3.14                           (0.93)    113.05
    10.79             7.86         2,077            2.20                   7.50                           (1.07)    110.96
----------------------------------------------------------------------------------------------------------------------------
     8.71           (19.32)        2,110            2.10                   3.04                           (0.83)    113.05
    10.79             7.93           741            2.10                   7.40                           (0.97)    110.96
----------------------------------------------------------------------------------------------------------------------------
     9.10           (26.63)        7,361            1.55                   2.03                           (0.43)     14.72
    12.54            10.29         6,587            1.55                   2.53                           (0.47)     25.10
    11.40            13.97         1,978            1.55                   7.65                           (0.55)     21.91
----------------------------------------------------------------------------------------------------------------------------
     8.92           (27.25)       15,081            2.20                   2.68                           (1.08)     14.72
    12.41             9.54         7,908            2.20                   3.18                           (1.12)     25.10
    11.35            13.54         2,261            2.20                   8.30                           (1.20)     21.91
----------------------------------------------------------------------------------------------------------------------------
     8.92           (27.25)        4,719            2.20                   2.68                           (1.08)     14.72
    12.41             9.54         6,484            2.20                   3.18                           (1.12)     25.10
----------------------------------------------------------------------------------------------------------------------------
     8.95           (27.15)        3,201            2.10                   2.58                           (0.98)     14.72
    12.43             9.65         2,976            2.10                   3.08                           (1.02)     25.10
    11.36            13.61           748            2.10                   8.20                           (1.10)     21.91
----------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                    Net Asset                          Investment Operations
              Year or                Value,                 Net                  Net Realized
               Period               Beginning            Investment             and Unrealized               Total
               Ended                of Period          Income (Loss)              Gain (Loss)             Operations

IDEX Great Companies-America/SM/
  Class A    10/31/2001    /(8)/       $    10.58   $                 (0.02) $                  (1.60) $              (1.62)
             10/31/2000                 10.00                    -                      0.58                  0.58
-------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/        10.56                (0.08)                    (1.61)                (1.69)
             10/31/2000                 10.00                (0.02)                     0.58                  0.56
-------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/        10.56                (0.08)                    (1.61)                (1.69)
             10/31/2000                 10.00                (0.02)                     0.58                  0.56
-------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/        10.56                (0.08)                    (1.59)                (1.67)
             10/31/2000                 10.00                (0.02)                     0.58                  0.56
-------------------------------------------------------------------------------------------------------------------------------
IDEX Great Companies-Global/2/
  Class A    10/31/2001    /(8)/         9.81                (0.03)                    (3.10)                (3.13)
             10/31/2000                 10.00                    -                     (0.19)                (0.19)
-------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/         9.80                (0.08)                    (3.10)                (3.18)
             10/31/2000                 10.00                (0.01)                    (0.19)                (0.20)
-------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/         9.80                (0.09)                    (3.09)                (3.18)
             10/31/2000                 10.00                (0.01)                    (0.19)                (0.20)
-------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/         9.80                (0.08)                    (3.09)                (3.17)
             10/31/2000                 10.00                (0.01)                    (0.19)                (0.20)
-------------------------------------------------------------------------------------------------------------------------------
IDEX Great Companies-Technology/SM/
  Class A    10/31/2001    /(8)/         7.93                (0.06)                    (4.24)                (4.30)
             10/31/2000                 10.00                    -                     (2.07)                (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/         7.91                (0.10)                    (4.23)                (4.33)
             10/31/2000                 10.00                (0.02)                    (2.07)                (2.09)
-------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/         7.91                (0.09)                    (4.24)                (4.33)
             10/31/2000                 10.00                (0.02)                    (2.07)                (2.09)
-------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/         7.92                (0.09)                    (4.24)                (4.33)
             10/31/2000                 10.00                (0.01)                    (2.07)                (2.08)
-------------------------------------------------------------------------------------------------------------------------------
IDEX International Equity
  Class A    10/31/2001    /(8)/        12.76                 0.05                     (3.05)                (3.00)
             10/31/2000                 12.85                 0.05                      0.35                  0.40
             10/31/1999                 10.77                 0.03                      2.05                  2.08
             10/31/1998    /(3)/        10.57                 0.07                      0.20                  0.27
             10/31/1997                 10.00                 0.07                      0.50                  0.57
-------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/        12.53                (0.02)                    (2.98)                (3.00)
             10/31/2000                 12.70                (0.03)                     0.35                  0.32
             10/31/1999                 10.71                (0.06)                     2.05                  1.99
             10/31/1998    /(3)/        10.52                    -                      0.20                  0.20
             10/31/1997                 10.00                 0.02                      0.50                  0.52
-------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/        12.53                (0.02)                    (2.98)                (3.00)
             10/31/2000    /(2)/        12.70                (0.03)                     0.35                  0.32
-------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/        12.57                (0.01)                    (3.00)                (3.01)
             10/31/2000                 12.73                (0.02)                     0.35                  0.33
             10/31/1999    /(2)/        10.72                (0.04)                     2.05                  2.01
             10/31/1998    /(3)/        10.53                 0.01                      0.20                  0.21
             10/31/1997                 10.00                 0.03                      0.50                  0.53
-------------------------------------------------------------------------------------------------------------------------------



                           Distributions
              From Net          From Net
             Investment         Realized            Total
               Income        Capital Gains      Distributions

IDEX Great Companies-America/SM/
  Class A              $    -             $    -
                      -                  -                  -
-------------------------------------------------------------------
  Class B             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
  Class C             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
  Class M             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
IDEX Great Companies-Global/2/
  Class A             -              (0.03)             (0.03)
                      -                  -                  -
-------------------------------------------------------------------
  Class B             -              (0.03)             (0.03)
                      -                  -                  -
-------------------------------------------------------------------
  Class C             -              (0.03)             (0.03)
                      -                  -                  -
-------------------------------------------------------------------
  Class M             -              (0.03)             (0.03)
                      -                  -                  -
-------------------------------------------------------------------
IDEX Great Companies-Technology/SM/
  Class A             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
  Class B             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
  Class C             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
  Class M             -                  -                  -
                      -                  -                  -
-------------------------------------------------------------------
IDEX International Equity
  Class A             -              (1.38)             (1.38)
                      -              (0.49)             (0.49)
                      -                  -                  -
                  (0.07)                 -              (0.07)
                      -                  -                  -
-------------------------------------------------------------------
  Class B             -              (1.38)             (1.38)
                      -              (0.49)             (0.49)
                      -                  -                  -
                  (0.01)                 -              (0.01)
                      -                  -                  -
-------------------------------------------------------------------
  Class C             -              (1.38)             (1.38)
                      -              (0.49)             (0.49)
-------------------------------------------------------------------
  Class M             -              (1.38)             (1.38)
                      -              (0.49)             (0.49)
                      -                  -                  -
                  (0.02)                 -              (0.02)
                      -                  -                  -
-------------------------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

                                                                          Ratios/Supplemental Data


Net Asset                    Net Assets,                                                         Net Investment
 Value,                         End of          Ratio of Expenses to Average Net Assets (1)(5)    Income (Loss)    Portfolio
   End             Total        Period          Excluding                                          to Average       Turnover
of Period        Return (4)    (000's)           Credits                   Gross                Net Assets (1)(5)   Rate (6)

    $    8.96       (15.35)% $         38,345        1.55%                  1.78%                          (0.18)%     64.93%
    10.58             5.81         13,377            1.55                   3.38                           (0.08)       2.11
------------------------------------------------------------------------------------------------------------------------------
     8.87           (15.98)        40,769            2.20                   2.43                           (0.83)      64.93
    10.56             5.62          7,839            2.20                   4.03                           (0.73)       2.11
------------------------------------------------------------------------------------------------------------------------------
     8.87           (15.98)        11,953            2.20                   2.43                           (0.83)      64.93
    10.56             5.62          2,875            2.20                   4.03                           (0.73)       2.11
------------------------------------------------------------------------------------------------------------------------------
     8.89           (15.88)         7,296            2.10                   2.33                           (0.73)      64.93
    10.56             5.65          1,744            2.10                   3.93                           (0.63)       2.11
------------------------------------------------------------------------------------------------------------------------------
     6.65           (31.99)         5,294            1.55                   3.26                           (0.37)      80.16
     9.81            (1.92)         2,173            1.55                  25.34                           (0.52)      15.15
------------------------------------------------------------------------------------------------------------------------------
     6.59           (32.57)         3,400            2.20                   3.91                           (1.02)      80.16
     9.80            (2.01)           582            2.20                  25.99                           (1.17)      15.15
------------------------------------------------------------------------------------------------------------------------------
     6.59           (32.57)         1,112            2.20                   3.91                           (1.02)      80.16
     9.80            (2.01)           353            2.20                  25.99                           (1.17)      15.15
------------------------------------------------------------------------------------------------------------------------------
     6.60           (32.48)           813            2.10                   3.81                           (0.92)      80.16
     9.80            (1.99)           833            2.10                  25.89                           (1.07)      15.15
------------------------------------------------------------------------------------------------------------------------------
     3.63           (54.26)         7,106            1.55                   2.68                           (1.04)      57.85
     7.93           (20.66)         6,322            1.55                   5.55                           (0.64)      11.25
------------------------------------------------------------------------------------------------------------------------------
     3.58           (54.80)         5,938            2.20                   3.33                           (1.69)      57.85
     7.91           (20.86)         3,295            2.20                   6.20                           (1.29)      11.25
------------------------------------------------------------------------------------------------------------------------------
     3.58           (54.80)         1,683            2.20                   3.33                           (1.69)      57.85
     7.91           (20.86)         1,443            2.20                   6.20                           (1.29)      11.25
------------------------------------------------------------------------------------------------------------------------------
     3.59           (54.71)         1,510            2.10                   3.23                           (1.59)      57.85
     7.92           (20.83)           710            2.10                   6.10                           (1.19)      11.25
------------------------------------------------------------------------------------------------------------------------------
     8.38           (26.43)         5,209            1.55                   2.77                            0.47      128.78
    12.76             2.74          6,977            1.62                   3.56                            0.09      108.37
    12.85            19.12          4,902            1.90                   3.53                           (0.16)      71.70
    10.77             2.58          4,981            2.03                   4.22                           (0.21)      50.01
    10.57             5.70          3,076            1.70                   8.93                            0.19       21.85
------------------------------------------------------------------------------------------------------------------------------
     8.15           (26.96)         5,003            2.20                   3.42                           (0.18)     128.78
    12.53             2.09          4,407            2.27                   4.21                           (0.56)     108.37
    12.70            18.45          1,527            2.55                   4.18                           (0.81)      71.70
    10.71             1.89          1,198            2.68                   4.87                           (0.86)      50.01
    10.52             5.20            589            2.35                   9.58                           (0.45)      21.85
------------------------------------------------------------------------------------------------------------------------------
     8.15           (26.96)           938            2.20                   3.42                           (0.18)     128.78
    12.53             2.09            629            2.27                   4.21                           (0.56)     108.37
------------------------------------------------------------------------------------------------------------------------------
     8.18           (26.88)           872            2.10                   3.32                           (0.08)     128.78
    12.57             2.19            840            2.17                   4.11                           (0.46)     108.37
    12.73            18.55            480            2.45                   4.08                           (0.71)      71.70
    10.72             1.99            397            2.58                   4.77                           (0.76)      50.01
    10.53             5.30            399            2.25                   9.48                           (0.35)      21.85
------------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                Net Asset                    Investment Operations                                          D
             Year or              Value,               Net             Net Realized                            From Net
              Period            Beginning          Investment         and Unrealized         Total            Investment
              Ended             of Period         Income (Loss)        Gain (Loss)         Operations           Income

IDEX Isabelle Small Cap Value
  Class A   10/31/2001   /(8)/  $        10.00   $            (0.02)  $              0.14  $          0.12    $             -
------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/       10.00                (0.05)                0.13             0.08                  -
------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/       10.00                (0.05)                0.13             0.08                  -
------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/       10.00                (0.06)                0.15             0.09                  -
------------------------------------------------------------------------------------------------------------------------------
IDEX Janus Balanced
  Class A   10/31/2001   /(8)/       19.75                 0.37                (2.18)           (1.81)             (0.35)
            10/31/2000               18.96                 0.25                 1.03             1.28              (0.24)
            10/31/1999               14.75                 0.19                 4.27             4.46              (0.17)
            10/31/1998               14.34                 0.15                 1.76             1.91              (0.15)
            10/31/1997               13.58                 0.19                 2.52             2.71              (0.20)
------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/       19.73                 0.25                (2.17)           (1.92)             (0.23)
            10/31/2000               18.95                 0.21                 1.03             1.24              (0.21)
            10/31/1999               14.74                 0.08                 4.27             4.35              (0.06)
            10/31/1998               14.33                 0.06                 1.76             1.82              (0.06)
            10/31/1997               13.56                 0.12                 2.52             2.64              (0.12)
------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/       19.73                 0.26                (2.18)           (1.92)             (0.23)
            10/31/2000   /(2)/       18.95                 0.21                 1.03             1.24              (0.21)
------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/       19.73                 0.28                (2.18)           (1.90)             (0.25)
            10/31/2000               18.95                 0.23                 1.03             1.26              (0.23)
            10/31/1999   /(2)/       14.74                 0.10                 4.27             4.37              (0.08)
            10/31/1998               14.33                 0.07                 1.76             1.83              (0.07)
            10/31/1997               13.57                 0.12                 2.52             2.64              (0.13)
------------------------------------------------------------------------------------------------------------------------------
IDEX Janus Capital Appreciation
  Class A   10/31/2001   /(8)/       32.08                (0.29)              (17.98)          (18.27)                 -
            10/31/2000               31.09                (0.13)                3.19             3.06                  -
            10/31/1999               16.97                 0.05                15.88            15.93                  -
            10/31/1998               15.90                 0.01                 1.51             1.52                  -
            10/31/1997               15.49                 0.04                 0.58             0.62                  -
------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/       31.25                (0.42)              (17.56)          (17.98)                 -
            10/31/2000               30.51                (0.38)                3.19             2.81                  -
            10/31/1999               16.72                (0.28)               15.88            15.60                  -
            10/31/1998               15.74                (0.08)                1.51             1.43                  -
            10/31/1997               15.42                (0.05)                0.58             0.53                  -
------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/       31.25                (0.42)              (17.56)          (17.98)                 -
            10/31/2000   /(2)/       30.51                (0.38)                3.19             2.81                  -
------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/       31.38                (0.40)              (17.63)          (18.03)                 -
            10/31/2000               30.60                (0.34)                3.19             2.85                  -
            10/31/1999   /(2)/       16.76                (0.23)               15.88            15.65                  -
            10/31/1998               15.77                (0.07)                1.51             1.44                  -
            10/31/1997               15.43                (0.03)                0.58             0.55                  -
------------------------------------------------------------------------------------------------------------------------------




               From Net
               Realized              Total
             Capital Gains       Distributions

IDEX Isabelle Small Cap Value
  Class A    $                -  $
----------------------------------------------------
  Class B                -                   -
----------------------------------------------------
  Class C                -                   -
----------------------------------------------------
  Class M                -                   -
----------------------------------------------------
IDEX Janus Balanced
  Class A            (0.28)              (0.63)
                     (0.25)              (0.49)
                     (0.08)              (0.25)
                     (1.35)              (1.50)
                     (1.75)              (1.95)
----------------------------------------------------
  Class B            (0.28)              (0.51)
                     (0.25)              (0.46)
                     (0.08)              (0.14)
                     (1.35)              (1.41)
                     (1.75)              (1.87)
----------------------------------------------------
  Class C            (0.28)              (0.51)
                     (0.25)              (0.46)
----------------------------------------------------
  Class M            (0.28)              (0.53)
                     (0.25)              (0.48)
                     (0.08)              (0.16)
                     (1.35)              (1.42)
                     (1.75)              (1.88)
----------------------------------------------------
IDEX Janus Capital Appreciation
  Class A                -                   -
                     (2.07)              (2.07)
                     (1.81)              (1.81)
                     (0.45)              (0.45)
                     (0.21)              (0.21)
----------------------------------------------------
  Class B                -                   -
                     (2.07)              (2.07)
                     (1.81)              (1.81)
                     (0.45)              (0.45)
                     (0.21)              (0.21)
----------------------------------------------------
  Class C                -                   -
                     (2.07)              (2.07)
----------------------------------------------------
  Class M                -                   -
                     (2.07)              (2.07)
                     (1.81)              (1.81)
                     (0.45)              (0.45)
                     (0.21)              (0.21)
----------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                                               Ratios/Supplemental Data


Net Asset                         Net Assets,                                                         Net Investment
 Value,                              End of          Ratio of Expenses to Average Net Assets (1)(5)    Income (Loss)
   End                               Period          Excluding                                          to Average
of Period       Total Return (4)    (000's)           Credits                   Gross                Net Assets (1)(5)

   $    10.12               1.20% $          6,536        1.85%                  3.56%                          (0.32)%
------------------------------------------------------------------------------------------------------------------------
    10.08                   0.80         7,604            2.50                   4.21                           (0.97)
------------------------------------------------------------------------------------------------------------------------
    10.08                   0.80         3,545            2.50                   4.21                           (0.97)
------------------------------------------------------------------------------------------------------------------------
    10.09                   0.90         1,460            2.40                   4.11                           (0.87)
------------------------------------------------------------------------------------------------------------------------
    17.31                  (9.35)      126,369            1.64                   1.66                            1.96
    19.75                   7.23       133,445            1.67                   1.69                            1.73
    18.96                  30.43        67,749            1.81                   1.82                            1.28
    14.75                  14.69        22,995            1.85                   2.04                            1.12
    14.34                  22.96        13,414            1.85                   2.88                            1.29
------------------------------------------------------------------------------------------------------------------------
    17.30                  (9.93)      243,387            2.29                   2.31                            1.31
    19.73                   6.58       229,160            2.32                   2.34                            1.08
    18.95                  29.64        92,833            2.46                   2.47                            0.63
    14.74                  13.97        11,916            2.50                   2.69                            0.47
    14.33                  22.19         2,583            2.50                   3.53                            0.64
------------------------------------------------------------------------------------------------------------------------
    17.30                  (9.93)       47,399            2.29                   2.31                            1.31
    19.73                   6.58        42,447            2.32                   2.34                            1.08
------------------------------------------------------------------------------------------------------------------------
    17.30                  (9.84)       64,641            2.19                   2.21                            1.41
    19.73                   6.68        66,249            2.22                   2.24                            1.18
    18.95                  29.76        34,122            2.36                   2.37                            0.73
    14.74                  14.08         4,897            2.40                   2.59                            0.57
    14.33                  22.31         1,561            2.40                   3.43                            0.74
------------------------------------------------------------------------------------------------------------------------
    13.81                 (56.95)       64,113            1.85                   2.01                           (1.45)
    32.08                   9.14       176,996            1.85                   1.89                           (1.53)
    31.09                 102.19        74,614            1.84                   2.02                           (1.55)
    16.97                   9.87        23,798            1.85                   2.24                           (1.37)
    15.90                   4.09        20,605            1.85                   2.66                           (1.27)
------------------------------------------------------------------------------------------------------------------------
    13.27                 (57.53)       75,467            2.50                   2.66                           (2.10)
    31.25                   8.45       187,067            2.50                   2.54                           (2.18)
    30.51                 101.72        36,467            2.49                   2.67                           (2.20)
    16.72                   9.35         3,734            2.50                   2.89                           (2.02)
    15.74                   3.56         2,866            2.50                   3.31                           (1.92)
------------------------------------------------------------------------------------------------------------------------
    13.27                 (57.53)       15,363            2.50                   2.66                           (2.10)
    31.25                   8.45        43,065            2.50                   2.54                           (2.18)
------------------------------------------------------------------------------------------------------------------------
    13.35                 (57.44)       18,940            2.40                   2.56                           (2.00)
    31.38                   8.55        51,450            2.40                   2.44                           (2.08)
    30.60                 101.79        10,062            2.39                   2.57                           (2.10)
    16.76                   9.43         1,382            2.40                   2.79                           (1.92)
    15.77                   3.64         1,751            2.40                   3.21                           (1.82)
------------------------------------------------------------------------------------------------------------------------






Net Asset
 Value,       Portfolio
   End         Turnover
of Period      Rate (6)

   $    10.12      7.58%
-------------------------
    10.08          7.58
-------------------------
    10.08          7.58
-------------------------
    10.09          7.58
-------------------------
    17.31        113.77
    19.75         70.87
    18.96         59.57
    14.75         61.50
    14.34        127.08
-------------------------
    17.30        113.77
    19.73         70.87
    18.95         59.57
    14.74         61.50
    14.33        127.08
-------------------------
    17.30        113.77
    19.73         70.87
-------------------------
    17.30        113.77
    19.73         70.87
    18.95         59.57
    14.74         61.50
    14.33        127.08
-------------------------
    13.81         87.57
    32.08        103.64
    31.09         93.54
    16.97        136.59
    15.90        130.48
-------------------------
    13.27         87.57
    31.25        103.64
    30.51         93.54
    16.72        136.59
    15.74        130.48
-------------------------
    13.27         87.57
    31.25        103.64
-------------------------
    13.35         87.57
    31.38        103.64
    30.60         93.54
    16.76        136.59
    15.77        130.48
-------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                               Net Asset                 Investment Operations                                         D
            Year or             Value,              Net            Net Realized                           From Net
             Period            Beginning         Investment       and Unrealized         Total           Investment
             Ended             of Period       Income (Loss)        Gain (Loss)       Operations           Income

IDEX Janus Flexible Income
  Class A  10/31/2001 /(8)/        $    9.26            $    0.47           $    0.71       $    1.18   $         (0.45)
           10/31/2000               9.46                0.57               (0.19)           0.38              (0.58)
           10/31/1999               9.84                0.54               (0.38)           0.16              (0.54)
           10/31/1998               9.75                0.61                0.10            0.71              (0.62)
           10/31/1997               9.33                0.61                0.42            1.03              (0.61)
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/         9.26                0.37                0.74            1.11              (0.38)
           10/31/2000               9.46                0.51               (0.19)           0.32              (0.52)
           10/31/1999               9.83                0.49               (0.38)           0.11              (0.48)
           10/31/1998               9.75                0.54                0.10            0.64              (0.56)
           10/31/1997               9.32                0.56                0.42            0.98              (0.55)
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/         9.26                0.41                0.70            1.11              (0.38)
           10/31/2000 /(2)/         9.46                0.51               (0.19)           0.32              (0.52)
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/         9.26                0.42                0.70            1.12              (0.39)
           10/31/2000               9.46                0.52               (0.19)           0.33              (0.53)
           10/31/1999 /(2)/         9.84                0.49               (0.38)           0.11              (0.49)
           10/31/1998               9.75                0.56                0.10            0.66              (0.57)
           10/31/1997               9.32                0.57                0.42            0.99              (0.56)
-------------------------------------------------------------------------------------------------------------------------
IDEX Janus Global
  Class A  10/31/2001 /(8)/        40.20               (0.07)             (13.99)         (14.06)                 -
           10/31/2000              33.80                   -                7.53            7.53                  -
           10/31/1999 /(7)/        24.09                0.22                9.49            9.71                  -
           10/31/1998 /(3)/        23.74                0.08                2.34            2.42                  -
           10/31/1997              21.39                0.07                4.38            4.45                  -
-------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001 /(8)/        38.97               (0.27)             (13.52)         (13.79)                 -
           10/31/2000              32.98               (0.41)               7.53            7.12                  -
           10/31/1999 /(7)/        23.62               (0.13)               9.49            9.36                  -
           10/31/1998 /(3)/        23.38               (0.03)               2.34            2.31                  -
           10/31/1997              21.13               (0.03)               4.38            4.35                  -
-------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001 /(8)/        38.98               (0.27)             (13.52)         (13.79)                 -
           10/31/2000 /(2)/        32.98               (0.40)               7.53            7.13                  -
-------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001 /(8)/        38.94               (0.24)             (13.51)         (13.75)                 -
           10/31/2000              32.91               (0.37)               7.53            7.16                  -
           10/31/1999 /(2)(7)/     23.56               (0.14)               9.49            9.35                  -
           10/31/1998 /(3)/        23.30               (0.01)               2.34            2.33                  -
           10/31/1997              21.03               (0.01)               4.38            4.37                  -
-------------------------------------------------------------------------------------------------------------------------




              From Net
              Realized             Total
           Capital Gains       Distributions

IDEX Janus Flexible Income
  Class A              $    - $
                       -               (0.58)
                       -               (0.54)
                       -               (0.62)
                       -               (0.61)
--------------------------------------------------
  Class B              -               (0.38)
                       -               (0.52)
                       -               (0.48)
                       -               (0.56)
                       -               (0.55)
--------------------------------------------------
  Class C              -               (0.38)
                       -               (0.52)
--------------------------------------------------
  Class M              -               (0.39)
                       -               (0.53)
                       -               (0.49)
                       -               (0.57)
                       -               (0.56)
--------------------------------------------------
IDEX Janus Global
  Class A          (2.47)              (2.47)
                   (1.13)              (1.13)
                       -                   -
                   (2.07)              (2.07)
                   (2.10)              (2.10)
--------------------------------------------------
  Class B          (2.47)              (2.47)
                   (1.13)              (1.13)
                       -                   -
                   (2.07)              (2.07)
                   (2.10)              (2.10)
--------------------------------------------------
  Class C          (2.47)              (2.47)
                   (1.13)              (1.13)
--------------------------------------------------
  Class M          (2.47)              (2.47)
                   (1.13)              (1.13)
                       -                   -
                   (2.07)              (2.07)
                   (2.10)              (2.10)
--------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                                               Ratios/Supplemental Data


Net Asset                         Net Assets,                                                         Net Investment
 Value,                              End of          Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)    Portfolio
   End                               Period          Excluding                                          to Average      Turnover
of Period       Total Return (4)    (000's)           Credits                   Gross               Net Assets (1)(5)   Rate (6)

    $    9.99              13.14% $         29,600        1.68%                  1.70%                           4.84%    314.67%
     9.26                   4.10        16,530            1.84                   1.87                            6.17     165.55
     9.46                   1.70        14,963            1.85                   2.00                            5.72     100.22
     9.84                   7.43        14,970            1.83                   1.83                            6.22      90.63
     9.75                  11.53        15,532            1.85                   2.40                            6.41     135.53
----------------------------------------------------------------------------------------------------------------------------------
     9.99                  12.28        40,435            2.33                   2.35                            4.19     314.67
     9.26                   3.46        14,008            2.49                   2.51                            5.52     165.55
     9.46                   1.01         9,006            2.50                   2.65                            5.07     100.22
     9.83                   6.74         2,387            2.48                   2.48                            5.57      90.63
     9.75                  10.79           746            2.50                   3.05                            5.76     135.53
----------------------------------------------------------------------------------------------------------------------------------
     9.99                  12.28        11,246            2.33                   2.35                            4.19     314.67
     9.26                   3.46         8,169            2.49                   2.51                            5.52     165.55
----------------------------------------------------------------------------------------------------------------------------------
     9.99                  12.40        14,745            2.23                   2.25                            4.29     314.67
     9.26                   3.56         6,220            2.39                   2.41                            5.62     165.55
     9.46                   1.11         3,778            2.40                   2.55                            5.17     100.22
     9.84                   6.84         2,207            2.38                   2.38                            5.67      90.63
     9.75                  10.91           928            2.40                   2.95                            5.86     135.53
----------------------------------------------------------------------------------------------------------------------------------
    23.67                 (37.08)      374,626            1.63                   1.63                           (0.24)     78.87
    40.20                  22.26       749,671            1.64                   1.64                           (0.56)     52.51
    33.80                  40.31       487,787            1.73                   1.73                           (0.22)    145.40
    24.09                  11.30       296,450            1.82                   1.82                           (0.45)     87.68
    23.74                  22.72       218,681            1.91                   1.91                           (0.50)     91.02
----------------------------------------------------------------------------------------------------------------------------------
    22.71                 (37.58)      320,693            2.28                   2.28                           (0.89)     78.87
    38.97                  21.62       614,789            2.29                   2.29                           (1.21)     52.51
    32.98                  39.62       283,847            2.38                   2.38                           (0.87)    145.40
    23.62                  10.93       110,630            2.47                   2.47                           (1.10)     87.68
    23.38                  22.53        43,951            2.56                   2.56                           (1.15)     91.02
----------------------------------------------------------------------------------------------------------------------------------
    22.72                 (37.58)       54,221            2.28                   2.28                           (0.89)     78.87
    38.98                  21.62       116,071            2.29                   2.29                           (1.21)     52.51
----------------------------------------------------------------------------------------------------------------------------------
    22.72                 (37.48)      149,070            2.18                   2.18                           (0.79)     78.87
    38.94                  21.72       306,667            2.19                   2.19                           (1.11)     52.51
    32.91                  39.73       155,147            2.28                   2.28                           (0.77)    145.40
    23.56                  11.08        63,552            2.37                   2.37                           (1.00)     87.68
    23.30                  22.72        27,210            2.46                   2.46                           (1.05)     91.02
----------------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                 Net Asset                    Investment Operations                                          D
             Year or               Value,               Net             Net Realized                            From Net
              Period             Beginning          Investment         and Unrealized         Total            Investment
              Ended              of Period         Income (Loss)        Gain (Loss)         Operations           Income

IDEX Janus Growth
  Class A   10/31/2001   /(8)/   $        43.81   $            (0.24) $            (20.80) $        (21.04)    $             -
            10/31/2000                46.72                 0.03                 5.35             5.38                  -
            10/31/1999                29.35                 0.06                17.70            17.76                  -
            10/31/1998                25.04                (0.02)                7.64             7.62                  -
            10/31/1997                21.97                (0.02)                3.56             3.54                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/        42.08                (0.41)              (19.91)          (20.32)                 -
            10/31/2000                45.38                (0.36)                5.35             4.99                  -
            10/31/1999                28.63                (0.56)               17.70            17.14                  -
            10/31/1998                24.55                (0.25)                7.64             7.39                  -
            10/31/1997                21.60                (0.14)                3.56             3.42                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/        42.08                (0.42)              (19.90)          (20.32)                 -
            10/31/2000   /(2)/        45.38                (0.36)                5.35             4.99                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/        42.35                (0.39)              (20.05)          (20.44)                 -
            10/31/2000                45.58                (0.29)                5.35             5.06                  -
            10/31/1999   /(2)/        28.74                (0.47)               17.70            17.23                  -
            10/31/1998                24.62                (0.21)                7.64             7.43                  -
            10/31/1997                21.65                (0.12)                3.56             3.44                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class T   10/31/2001   /(8)/        44.76                (0.14)              (21.29)          (21.43)                 -
            10/31/2000                47.45                 0.25                 5.35             5.60                  -
            10/31/1999                29.74                 0.40                17.70            18.10                  -
            10/31/1998   /(3)/        25.31                 0.13                 7.64             7.77              (0.03)
            10/31/1997                22.17                 0.05                 3.56             3.61                  -
-------------------------------------------------------------------------------------------------------------------------------
IDEX Janus Growth & Income
  Class A   10/31/2001   /(8)/        10.00                 0.03                (1.59)           (1.56)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/        10.00                (0.03)               (1.59)           (1.62)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/        10.00                (0.03)               (1.59)           (1.62)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/        10.00                (0.03)               (1.58)           (1.61)                 -
-------------------------------------------------------------------------------------------------------------------------------
IDEX Jennison Equity Opportunity
  Class A   10/31/2001   /(8)/        10.26                (0.01)               (1.17)           (1.18)                 -
            10/31/2000                12.14                (0.13)               (1.54)           (1.67)                 -
            10/31/1999                10.14                 0.06                 2.78             2.84                  -
            10/31/1998                12.90                 0.03                (1.84)           (1.81)                 -
            10/31/1997   /(3)/        10.56                (0.01)                2.86             2.85              (0.51)
-------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/        10.01                (0.05)               (1.15)           (1.20)                 -
            10/31/2000                11.93                (0.17)               (1.54)           (1.71)                 -
            10/31/1999                10.02                (0.03)                2.78             2.75                  -
            10/31/1998                12.85                (0.04)               (1.84)           (1.88)                 -
            10/31/1997   /(3)/        10.51                (0.07)                2.86             2.79              (0.45)
-------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/        10.01                (0.05)               (1.15)           (1.20)                 -
            10/31/2000   /(2)/        11.93                (0.17)               (1.54)           (1.71)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/        10.05                (0.04)               (1.16)           (1.20)                 -
            10/31/2000                11.96                (0.16)               (1.54)           (1.70)                 -
            10/31/1999   /(2)/        10.04                (0.02)                2.78             2.76                  -
            10/31/1998                12.86                (0.03)               (1.84)           (1.87)                 -
            10/31/1997   /(3)/        10.52                (0.06)                2.86             2.80              (0.46)
-------------------------------------------------------------------------------------------------------------------------------




               From Net
               Realized              Total
             Capital Gains       Distributions

IDEX Janus Growth
  Class A   $            (3.13) $
                     (8.29)              (8.29)
                     (0.39)              (0.39)
                     (3.31)              (3.31)
                     (0.47)              (0.47)
----------------------------------------------------
  Class B            (3.13)              (3.13)
                     (8.29)              (8.29)
                     (0.39)              (0.39)
                     (3.31)              (3.31)
                     (0.47)              (0.47)
----------------------------------------------------
  Class C            (3.13)              (3.13)
                     (8.29)              (8.29)
----------------------------------------------------
  Class M            (3.13)              (3.13)
                     (8.29)              (8.29)
                     (0.39)              (0.39)
                     (3.31)              (3.31)
                     (0.47)              (0.47)
----------------------------------------------------
  Class T            (3.13)              (3.13)
                     (8.29)              (8.29)
                     (0.39)              (0.39)
                     (3.31)              (3.34)
                     (0.47)              (0.47)
----------------------------------------------------
IDEX Janus Growth & Income
  Class A                -                   -
----------------------------------------------------
  Class B                -                   -
----------------------------------------------------
  Class C                -                   -
----------------------------------------------------
  Class M                -                   -
----------------------------------------------------
IDEX Jennison Equity Opportunity
  Class A            (1.04)              (1.04)
                     (0.21)              (0.21)
                     (0.84)              (0.84)
                     (0.95)              (0.95)
                         -               (0.51)
----------------------------------------------------
  Class B            (1.04)              (1.04)
                     (0.21)              (0.21)
                     (0.84)              (0.84)
                     (0.95)              (0.95)
                         -               (0.45)
----------------------------------------------------
  Class C            (1.04)              (1.04)
                     (0.21)              (0.21)
----------------------------------------------------
  Class M            (1.04)              (1.04)
                     (0.21)              (0.21)
                     (0.84)              (0.84)
                     (0.95)              (0.95)
                         -               (0.46)
----------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                                        Ratios/Supplemental Data


Net Asset                    Net Assets,                                                       Net Investment
 Value,                        End of          Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)     Portfolio
   End            Total        Period               Excluding                                    to Average       Turnover
of Period       Return (4)     (000's)               Credits                     Gross        Net Assets (1)(5)   Rate (6)

 $      19.64       (51.31)% $       770,590        1.49%                   1.49%                         (0.83)%     64.22%
  43.81              10.82    1,727,573             1.39                    1.42                          (0.61)      40.71
  46.72              61.00    1,467,595             1.40                    1.43                          (0.60)      70.97
  29.35              35.21      817,749             1.51                    1.51                          (0.55)      27.19
  25.04              16.40      614,544             1.61                    1.61                          (0.10)      91.52
-----------------------------------------------------------------------------------------------------------------------------
  18.63             (51.74)     354,949             2.14                    2.14                          (1.48)      64.22
  42.08              10.11      775,252             2.04                    2.07                          (1.26)      40.71
  45.38              60.36      327,926             2.05                    2.08                          (1.25)      70.97
  28.63              34.96       40,809             2.16                    2.16                          (1.20)      27.19
  24.55              16.11       13,046             2.26                    2.26                          (0.75)      91.52
-----------------------------------------------------------------------------------------------------------------------------
  18.63             (51.74)      54,760             2.14                    2.14                          (1.48)      64.22
  42.08              10.11      121,633             2.04                    2.07                          (1.26)      40.71
-----------------------------------------------------------------------------------------------------------------------------
  18.78             (51.68)     113,794             2.04                    2.04                          (1.38)      64.22
  42.35              10.22      287,530             1.94                    1.97                          (1.16)      40.71
  45.58              60.45      141,586             1.95                    1.98                          (1.15)      70.97
  28.74              35.00       58,265             2.06                    2.06                          (1.10)      27.19
  24.62              16.19       14,295             2.16                    2.16                          (0.65)      91.52
-----------------------------------------------------------------------------------------------------------------------------
  20.20             (51.07)     546,317             1.14                    1.14                          (0.48)      64.22
  44.76              11.20    1,232,295             1.04                    1.07                          (0.26)      40.71
  47.45              61.34    1,166,965             1.05                    1.08                          (0.25)      70.97
  29.74              35.53      755,770             1.16                    1.16                          (0.20)      27.19
  25.31              16.54      603,129             1.26                    1.26                          (0.25)      91.52
-----------------------------------------------------------------------------------------------------------------------------
   8.44             (15.64)       3,881             1.75                    3.26                           0.34       44.00
-----------------------------------------------------------------------------------------------------------------------------
   8.38             (16.20)      11,884             2.40                    3.91                          (0.31)      44.00
-----------------------------------------------------------------------------------------------------------------------------
   8.38             (16.20)       2,469             2.40                    3.91                          (0.31)      44.00
-----------------------------------------------------------------------------------------------------------------------------
   8.39             (16.11)       1,698             2.30                    3.81                          (0.21)      44.00
-----------------------------------------------------------------------------------------------------------------------------
   8.04             (11.08)      17,670             1.55                    2.44                          (0.11)     157.51
  10.26             (14.06)       4,147             1.55                    2.66                          (0.87)     244.18
  12.14              30.07        4,537             1.64                    2.87                          (0.99)     125.60
  10.14             (14.83)       4,284             1.85                    2.44                          (0.73)     147.01
  12.90              28.31        3,920             1.85                    4.62                          (0.34)     183.06
-----------------------------------------------------------------------------------------------------------------------------
   7.77             (11.54)      31,922             2.20                    3.09                          (0.76)     157.51
  10.01             (14.70)       3,483             2.20                    3.31                          (1.52)     244.18
  11.93              29.45        3,868             2.29                    3.52                          (1.64)     125.60
  10.02             (15.40)       2,460             2.50                    3.09                          (1.38)     147.01
  12.85              27.62        2,436             2.50                    5.27                          (0.99)     183.06
-----------------------------------------------------------------------------------------------------------------------------
   7.77             (11.54)       7,211             2.20                    3.09                          (0.76)     157.51
  10.01             (14.70)         271             2.20                    3.31                          (1.52)     244.18
-----------------------------------------------------------------------------------------------------------------------------
   7.81             (11.48)       5,994             2.10                    2.99                          (0.66)     157.51
  10.05             (14.60)         946             2.10                    3.21                          (1.42)     244.18
  11.96              29.54        1,338             2.19                    3.42                          (1.54)     125.60
  10.04             (15.31)         879             2.40                    2.99                          (1.28)     147.01
  12.86              27.73        2,028             2.40                    5.17                          (0.89)     183.06
-----------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                 Net Asset                    Investment Operations                                          D
            Year or                Value,               Net             Net Realized                            From Net
             Period              Beginning          Investment         and Unrealized         Total            Investment
             Ended               of Period         Income (Loss)        Gain (Loss)         Operations           Income

IDEX LKCM Strategic Total Return
  Class A  10/31/2001  /(8)/     $        17.02    $             0.30 $             (1.51) $         (1.21)   $         (0.26)
           10/31/2000                 17.62                 0.27                (0.15)            0.12              (0.30)
           10/31/1999                 16.18                 0.20                 1.65             1.85              (0.20)
           10/31/1998                 15.91                 0.21                 0.94             1.15              (0.21)
           10/31/1997                 13.43                 0.20                 2.79             2.99              (0.19)
-------------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001  /(8)/          17.01                 0.19                (1.50)           (1.31)             (0.16)
           10/31/2000                 17.60                 0.18                (0.15)            0.03              (0.20)
           10/31/1999                 16.17                 0.09                 1.65             1.74              (0.10)
           10/31/1998                 15.89                 0.11                 0.94             1.05              (0.10)
           10/31/1997                 13.42                 0.10                 2.79             2.89              (0.10)
-------------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001  /(8)/          17.01                 0.19                (1.50)           (1.31)             (0.16)
           10/31/2000  /(2)/          17.60                 0.18                (0.15)            0.03              (0.20)
-------------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001  /(8)/          17.01                 0.20                (1.49)           (1.29)             (0.18)
           10/31/2000                 17.61                 0.18                (0.15)            0.03              (0.21)
           10/31/1999  /(2)/          16.17                 0.11                 1.65             1.76              (0.11)
           10/31/1998                 15.90                 0.12                 0.94             1.06              (0.12)
           10/31/1997                 13.42                 0.12                 2.79             2.91              (0.11)
-------------------------------------------------------------------------------------------------------------------------------
IDEX Munder Net50
  Class A  10/31/2001  /(8)/          10.00                (0.06)               (5.70)           (5.76)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001  /(8)/          10.00                (0.12)               (5.69)           (5.81)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001  /(8)/          10.00                (0.07)               (5.74)           (5.81)                 -
-------------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001  /(8)/          10.00                (0.13)               (5.67)           (5.80)                 -
-------------------------------------------------------------------------------------------------------------------------------
IDEX NWQ Value Equity
  Class A  10/31/2001  /(8)/          12.91                 0.07                (0.42)           (0.35)                 -
           10/31/2000                 11.28                 0.09                 1.54             1.63                  -
           10/31/1999  /(3)/          11.09                 0.05                 0.41             0.46                  -
           10/31/1998                 11.71                 0.03                (0.61)           (0.58)                 -
           10/31/1997                 10.00                 0.02                 1.69             1.71                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class B  10/31/2001  /(8)/          12.61                (0.02)               (0.39)           (0.41)                 -
           10/31/2000                 11.09                (0.02)                1.54             1.52                  -
           10/31/1999  /(3)/          10.98                (0.03)                0.41             0.38                  -
           10/31/1998                 11.67                (0.04)               (0.61)           (0.65)                 -
           10/31/1997                 10.00                (0.02)                1.69             1.67                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class C  10/31/2001  /(8)/          12.61                (0.02)               (0.39)           (0.41)                 -
           10/31/2000  /(2)/          11.09                (0.02)                1.54             1.52                  -
-------------------------------------------------------------------------------------------------------------------------------
  Class M  10/31/2001  /(8)/          12.66                (0.01)               (0.39)           (0.40)                 -
           10/31/2000                 11.12                    -                 1.54             1.54                  -
           10/31/1999  /(2)(3)/       11.00                (0.02)                0.41             0.39                  -
           10/31/1998                 11.67                (0.02)               (0.61)           (0.63)                 -
           10/31/1997                 10.00                (0.02)                1.69             1.67                  -
-------------------------------------------------------------------------------------------------------------------------------




              From Net
              Realized              Total
            Capital Gains       Distributions

IDEX LKCM Strategic Total Return
  Class A  $            (0.09) $
                    (0.42)              (0.72)
                    (0.21)              (0.41)
                    (0.67)              (0.88)
                    (0.32)              (0.51)
---------------------------------------------------
  Class B           (0.09)              (0.25)
                    (0.42)              (0.62)
                    (0.21)              (0.31)
                    (0.67)              (0.77)
                    (0.32)              (0.42)
---------------------------------------------------
  Class C           (0.09)              (0.25)
                    (0.42)              (0.62)
---------------------------------------------------
  Class M           (0.09)              (0.27)
                    (0.42)              (0.63)
                    (0.21)              (0.32)
                    (0.67)              (0.79)
                    (0.32)              (0.43)
---------------------------------------------------
IDEX Munder Net50
  Class A               -                   -
---------------------------------------------------
  Class B               -                   -
---------------------------------------------------
  Class C               -                   -
---------------------------------------------------
  Class M               -                   -
---------------------------------------------------
IDEX NWQ Value Equity
  Class A           (0.01)              (0.01)
                        -                   -
                    (0.27)              (0.27)
                    (0.04)              (0.04)
                        -                   -
---------------------------------------------------
  Class B           (0.01)              (0.01)
                        -                   -
                    (0.27)              (0.27)
                    (0.04)              (0.04)
                        -                   -
---------------------------------------------------
  Class C           (0.01)              (0.01)
                        -                   -
---------------------------------------------------
  Class M           (0.01)              (0.01)
                        -                   -
                    (0.27)              (0.27)
                    (0.04)              (0.04)
                        -                   -
---------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                              Ratios/Supplemental Data


Net Asset              Net Assets,                                                   Net Investment
 Value,                  End of      Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)   Portfolio
   End        Total      Period         Excluding                                      to Average     Turnover
of Period   Return (4)   (000's)         Credits                         Gross      Net Assets (1)(5) Rate (6)

             $15.46    (7.13)% $37,253   1.55%  1.74%  1.80% 22.54%
              17.02     0.64    40,919   1.55   1.69   1.59  56.08
              17.62    11.61    37,959   1.64   1.79   1.20  60.18
              16.18     7.43    32,055   1.85   1.92   1.30  32.12
              15.91    22.80    21,629   1.85   2.28   1.41  51.44
             -------------------------------------------------------
              15.45    (7.72)   19,236   2.20   2.39   1.15  22.54
              17.01     0.03    19,375   2.20   2.34   0.94  56.08
              17.60    10.91    15,531   2.29   2.44   0.55  60.18
              16.17     6.74     9,789   2.50   2.57   0.65  32.12
              15.89    22.03     4,698   2.50   2.93   0.76  51.44
             -------------------------------------------------------
              15.45    (7.72)    2,989   2.20   2.39   1.15  22.54
              17.01     0.03     2,523   2.20   2.34   0.94  56.08
             -------------------------------------------------------
              15.45    (7.63)    5,547   2.10   2.29   1.25  22.54
              17.01     0.12     7,026   2.10   2.24   1.04  56.08
              17.61    11.02     8,779   2.19   2.34   0.65  60.18
              16.17     6.85     6,977   2.40   2.47   0.75  32.12
              15.90    22.15     4,332   2.40   2.83   0.86  51.44
             -------------------------------------------------------
               4.24   (57.56)      521   1.75  11.85  (0.86) 49.39
             -------------------------------------------------------
               4.19   (58.11)      740   2.40  12.50  (1.51) 49.39
             -------------------------------------------------------
               4.19   (58.11)      189   2.40  12.50  (1.51) 49.39
             -------------------------------------------------------
               4.20   (58.03)       86   2.30  12.40  (1.41) 49.39
             -------------------------------------------------------
              12.55    (2.68)   12,176   1.55   1.93   0.48  29.40
              12.91    14.38     8,431   1.55   2.20   0.40  49.75
              11.28     4.34     7,972   1.64   2.28   0.21  26.29
              11.09    (4.96)    8,035   1.85   2.51      -  30.43
              11.71    17.14     5,305   1.50   4.05   0.38   6.40
             -------------------------------------------------------
              12.19    (3.31)   20,034   2.20   2.58  (0.17) 29.40
              12.61    13.72    10,448   2.20   2.85  (0.25) 49.75
              11.09     3.68     7,311   2.29   2.93  (0.44) 26.29
              10.98    (5.55)    5,020   2.50   3.16  (0.65) 30.43
              11.67    16.65     2,850   2.15   4.70  (0.28)  6.40
             -------------------------------------------------------
              12.19    (3.31)    2,288   2.20   2.58  (0.17) 29.40
              12.61    13.72     1,094   2.20   2.85  (0.25) 49.75
             -------------------------------------------------------
              12.25    (3.21)    3,373   2.10   2.48  (0.07) 29.40
              12.66    13.82     2,508   2.10   2.75  (0.15) 49.75
              11.12     3.79     2,204   2.19   2.83  (0.34) 26.29
              11.00    (5.46)    2,013   2.40   3.06  (0.55) 30.43
              11.67    16.73     1,607   2.05   4.60  (0.18)  6.40
             -------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                   Net Asset                    Investment Operations                                          D
              Year or                Value,               Net             Net Realized                            From Net
               Period              Beginning          Investment         and Unrealized         Total            Investment
               Ended               of Period         Income (Loss)        Gain (Loss)         Operations           Income

IDEX Pilgrim Baxter Mid Cap Growth
  Class A    10/31/2001    /(8)/   $        20.94   $            (0.12) $            (11.58) $        (11.70)    $             -
             10/31/2000                 14.80                (0.02)                6.47             6.45                  -
             10/31/1999                 10.00                 0.02                 4.78             4.80                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/        20.76                (0.21)              (11.50)          (11.71)                 -
             10/31/2000                 14.76                (0.16)                6.47             6.31                  -
             10/31/1999                 10.00                (0.02)                4.78             4.76                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/        20.76                (0.22)              (11.49)          (11.71)                 -
             10/31/2000                 14.76                (0.16)                6.47             6.31                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/        20.79                (0.20)              (11.51)          (11.71)                 -
             10/31/2000                 14.77                (0.14)                6.47             6.33                  -
             10/31/1999                 10.00                (0.01)                4.78             4.77                  -
---------------------------------------------------------------------------------------------------------------------------------
IDEX Pilgrim Baxter Technology
  Class A    10/31/2001    /(8)/         6.78                (0.04)               (4.94)           (4.98)                 -
             10/31/2000                 10.00                (0.02)               (3.20)           (3.22)                 -
---------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/         6.73                (0.06)               (4.92)           (4.98)                 -
             10/31/2000                 10.00                (0.07)               (3.20)           (3.27)                 -
---------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/         6.73                (0.06)               (4.92)           (4.98)                 -
             10/31/2000                 10.00                (0.07)               (3.20)           (3.27)                 -
---------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/         6.74                (0.06)               (4.92)           (4.98)                 -
             10/31/2000                 10.00                (0.06)               (3.20)           (3.26)                 -
---------------------------------------------------------------------------------------------------------------------------------
IDEX Salomon All Cap
  Class A    10/31/2001    /(8)/        15.51                 0.12                (1.58)           (1.46)                 -
             10/31/2000                 11.70                 0.08                 3.92             4.00                  -
             10/31/1999                 10.00                 0.02                 1.68             1.70                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/        15.36                 0.02                (1.55)           (1.53)                 -
             10/31/2000                 11.66                (0.03)                3.92             3.89                  -
             10/31/1999                 10.00                (0.02)                1.68             1.66                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/        15.36                 0.02                (1.54)           (1.52)                 -
             10/31/2000                 11.66                (0.03)                3.92             3.89                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/        15.38                 0.04                (1.56)           (1.52)                 -
             10/31/2000                 11.67                (0.02)                3.92             3.90                  -
             10/31/1999                 10.00                (0.01)                1.68             1.67                  -
---------------------------------------------------------------------------------------------------------------------------------
IDEX T. Rowe Price Dividend Growth
  Class A    10/31/2001    /(8)/        10.64                 0.05                (1.13)           (1.08)             (0.02)
             10/31/2000                 10.20                 0.08                 0.44             0.52              (0.08)
             10/31/1999                 10.00                 0.06                 0.18             0.24              (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Class B    10/31/2001    /(8)/        10.63                (0.02)               (1.12)           (1.14)                 -
             10/31/2000                 10.19                 0.02                 0.44             0.46              (0.02)
             10/31/1999                 10.00                 0.01                 0.18             0.19                  -
---------------------------------------------------------------------------------------------------------------------------------
  Class C    10/31/2001    /(8)/        10.63                (0.02)               (1.12)           (1.14)                 -
             10/31/2000                 10.19                 0.02                 0.44             0.46              (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Class M    10/31/2001    /(8)/        10.63                (0.01)               (1.13)           (1.14)                 -
             10/31/2000                 10.19                 0.03                 0.44             0.47              (0.03)
             10/31/1999                 10.00                 0.02                 0.18             0.20              (0.01)
---------------------------------------------------------------------------------------------------------------------------------




                From Net
                Realized              Total
              Capital Gains       Distributions

IDEX Pilgrim Baxter Mid Cap Growth
  Class A     $                -  $
                      (0.31)              (0.31)
                          -                   -
-----------------------------------------------------
  Class B                 -                   -
                      (0.31)              (0.31)
                          -                   -
-----------------------------------------------------
  Class C                 -                   -
                      (0.31)              (0.31)
-----------------------------------------------------
  Class M                 -                   -
                      (0.31)              (0.31)
                          -                   -
-----------------------------------------------------
IDEX Pilgrim Baxter Technology
  Class A                 -                   -
                          -                   -
-----------------------------------------------------
  Class B                 -                   -
                          -                   -
-----------------------------------------------------
  Class C                 -                   -
                          -                   -
-----------------------------------------------------
  Class M                 -                   -
                          -                   -
-----------------------------------------------------
IDEX Salomon All Cap
  Class A             (0.42)              (0.42)
                      (0.19)              (0.19)
                          -                   -
-----------------------------------------------------
  Class B             (0.42)              (0.42)
                      (0.19)              (0.19)
                          -                   -
-----------------------------------------------------
  Class C             (0.42)              (0.42)
                      (0.19)              (0.19)
-----------------------------------------------------
  Class M             (0.42)              (0.42)
                      (0.19)              (0.19)
                          -                   -
-----------------------------------------------------
IDEX T. Rowe Price Dividend Growth
  Class A                 -               (0.02)
                          -               (0.08)
                          -               (0.04)
-----------------------------------------------------
  Class B                 -                   -
                          -               (0.02)
                          -                   -
-----------------------------------------------------
  Class C                 -                   -
                          -               (0.02)
-----------------------------------------------------
  Class M                 -                   -
                          -               (0.03)
                          -               (0.01)
-----------------------------------------------------

See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001




                                                              Ratios/Supplemental Data


Net Asset              Net Assets,                                                   Net Investment
 Value,                  End of      Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)   Portfolio
   End        Total      Period         Excluding                                      to Average     Turnover
of Period   Return (4)   (000's)         Credits                         Gross      Net Assets (1)(5) Rate (6)

            $    9.24   (55.87)% $     23,952   1.55% 2.12% (0.91)% 171.89%
            20.94        43.78     48,842       1.55  2.06  (0.80)  129.20
            14.80        48.06      2,571       1.55  6.95  (0.88)  150.78
            ----------------------------------------------------------------
             9.05       (56.42)    34,017       2.20  2.77  (1.56)  171.89
            20.76        43.07     68,184       2.20  2.71  (1.45)  129.20
            14.76        47.63      2,875       2.20  7.60  (1.53)  150.78
            ----------------------------------------------------------------
             9.05       (56.42)     8,595       2.20  2.77  (1.56)  171.89
            20.76        43.07     16,972       2.20  2.71  (1.45)  129.20
            ----------------------------------------------------------------
             9.08       (56.33)     5,502       2.10  2.67  (1.46)  171.89
            20.79        43.17     14,734       2.10  2.61  (1.35)  129.20
            14.77        47.70      1,016       2.10  7.50  (1.43)  150.78
            ----------------------------------------------------------------
             1.80       (73.48)     9,544       1.75  2.65  (1.26)  270.29
             6.78       (32.21)    26,933       1.75  2.27  (1.19)  142.19
            ----------------------------------------------------------------
             1.75       (73.98)    16,284       2.40  3.30  (1.91)  270.29
             6.73       (32.65)    40,165       2.40  2.92  (1.84)  142.19
            ----------------------------------------------------------------
             1.75       (73.98)     4,078       2.40  3.30  (1.91)  270.29
             6.73       (32.65)    11,750       2.40  2.92  (1.84)  142.19
            ----------------------------------------------------------------
             1.76       (73.91)     2,626       2.30  3.20  (1.81)  270.29
             6.74       (32.58)     9,361       2.30  2.82  (1.74)  142.19
            ----------------------------------------------------------------
            13.63        (9.49)    77,791       1.58  1.68   0.75    81.62
            15.51        34.50     25,575       1.55  2.41   0.45    91.39
            11.70        17.03      1,880       1.55  8.85   0.35    82.70
            ----------------------------------------------------------------
            13.41       (10.09)   167,214       2.23  2.33   0.10    81.62
            15.36        33.72     38,203       2.20  3.06  (0.20)   91.39
            11.66        16.60      1,571       2.20  9.50  (0.30)   82.70
            ----------------------------------------------------------------
            13.42       (10.09)    46,369       2.23  2.33   0.10    81.62
            15.36        33.72     10,675       2.20  3.06  (0.20)   91.39
            ----------------------------------------------------------------
            13.44       (10.00)    52,684       2.13  2.23   0.20    81.62
            15.38        33.84     10,785       2.10  2.96  (0.10)   91.39
            11.67        16.67        728       2.10  9.40  (0.20)   82.70
            ----------------------------------------------------------------
             9.54       (10.14)     8,552       1.55  2.07   0.47    30.02
            10.64         5.14      5,452       1.55  2.68   0.66    58.32
            10.20         2.40      1,840       1.55  7.57   1.09    20.48
            ----------------------------------------------------------------
             9.49       (10.75)    15,500       2.20  2.72  (0.18)   30.02
            10.63         4.49      7,597       2.20  3.33   0.01    58.32
            10.19         1.96      2,134       2.20  8.22   0.44    20.48
            ----------------------------------------------------------------
             9.49       (10.75)     3,419       2.20  2.72  (0.18)   30.02
            10.63         4.49      1,935       2.20  3.33   0.01    58.32
            ----------------------------------------------------------------
             9.49       (10.66)     2,888       2.10  2.62  (0.08)   30.02
            10.63         4.59      1,916       2.10  3.23   0.11    58.32
            10.19         2.03      1,058       2.10  8.12   0.54    20.48
            ----------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:




                                Net Asset                    Investment Operations
             Year or              Value,               Net             Net Realized                           From Net
              Period            Beginning          Investment         and Unrealized         Total           Investment
              Ended             of Period         Income (Loss)        Gain (Loss)         Operations          Income

IDEX T. Rowe Price Small Cap
  Class A   10/31/2001   /(8)/  $        13.17   $            (0.14) $             (3.56) $         (3.70)   $             -
            10/31/2000   /(3)/       11.01                (0.07)                2.51             2.44                  -
            10/31/1999               10.00                 0.02                 0.99             1.01                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/       13.05                (0.21)               (3.54)           (3.75)                 -
            10/31/2000   /(3)/       10.97                (0.15)                2.51             2.36                  -
            10/31/1999               10.00                (0.02)                0.99             0.97                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/       13.05                (0.24)               (3.51)           (3.75)                 -
            10/31/2000   /(3)/       10.97                (0.15)                2.51             2.36                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/       13.07                (0.20)               (3.55)           (3.75)                 -
            10/31/2000   /(3)/       10.98                (0.14)                2.51             2.37                  -
            10/31/1999               10.00                (0.01)                0.99             0.98                  -
-----------------------------------------------------------------------------------------------------------------------------
IDEX Transamerica Equity
  Class A   10/31/2001   /(8)/       10.16                (0.10)               (3.68)           (3.78)                 -
            10/31/2000               10.00                (0.02)                0.18             0.16                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/       10.12                (0.16)               (3.67)           (3.83)                 -
            10/31/2000               10.00                (0.06)                0.18             0.12                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/       10.12                (0.16)               (3.67)           (3.83)                 -
            10/31/2000               10.00                (0.06)                0.18             0.12                  -
-----------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/       10.12                (0.14)               (3.67)           (3.81)                 -
            10/31/2000               10.00                (0.06)                0.18             0.12                  -
-----------------------------------------------------------------------------------------------------------------------------
IDEX Transamerica Small Company
  Class A   10/31/2001   /(8)/        8.70                (0.07)               (3.82)           (3.89)                 -
            10/31/2000               10.00                (0.02)               (1.28)           (1.30)                 -
-----------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/        8.66                (0.10)               (3.83)           (3.93)                 -
            10/31/2000               10.00                (0.06)               (1.28)           (1.34)                 -
-----------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/        8.66                (0.11)               (3.81)           (3.92)                 -
            10/31/2000               10.00                (0.06)               (1.28)           (1.34)                 -
-----------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/        8.67                (0.10)               (3.82)           (3.92)                 -
            10/31/2000               10.00                (0.05)               (1.28)           (1.33)                 -
-----------------------------------------------------------------------------------------------------------------------------




               From Net
               Realized              Total
             Capital Gains       Distributions

IDEX T. Rowe Price Small Cap
  Class A   $            (0.01) $
                     (0.28)              (0.28)
                         -                   -
----------------------------------------------------
  Class B            (0.01)              (0.01)
                     (0.28)              (0.28)
                         -                   -
----------------------------------------------------
  Class C            (0.01)              (0.01)
                     (0.28)              (0.28)
----------------------------------------------------
  Class M            (0.01)              (0.01)
                     (0.28)              (0.28)
                         -                   -
----------------------------------------------------
IDEX Transamerica Equity
  Class A                -                   -
                         -                   -
----------------------------------------------------
  Class B                -                   -
                         -                   -
----------------------------------------------------
  Class C                -                   -
                         -                   -
----------------------------------------------------
  Class M                -                   -
                         -                   -
----------------------------------------------------
IDEX Transamerica Small Company
  Class A                -                   -
                         -                   -
----------------------------------------------------
  Class B                -                   -
                         -                   -
----------------------------------------------------
  Class C                -                   -
                         -                   -
----------------------------------------------------
  Class M                -                   -
                         -                   -
----------------------------------------------------


See notes to the Financial Highlights at page 170.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

                                                                          Ratios/Supplemental Data


Net Asset                    Net Assets,                                                         Net Investment
 Value,                         End of          Ratio of Expenses to Average Net Assets (1)(5)    Income (Loss)    Portfolio
   End             Total        Period          Excluding                                          to Average       Turnover
of Period        Return (4)    (000's)           Credits                   Gross                Net Assets (1)(5)   Rate (6)

    $    9.46       (28.11)% $          7,067        1.55%                  2.56%                          (1.30)%     48.58%
    13.17            22.31          8,262            1.55                   2.83                           (1.14)      52.97
    11.01            10.13          1,272            1.55                   7.93                           (1.15)      42.52
------------------------------------------------------------------------------------------------------------------------------
     9.29           (28.73)         9,496            2.20                   3.21                           (1.95)      48.58
    13.05            21.63          8,119            2.20                   3.48                           (1.79)      52.97
    10.97             9.70          1,135            2.20                   8.58                           (1.80)      42.52
------------------------------------------------------------------------------------------------------------------------------
     9.29           (28.73)         1,943            2.20                   3.21                           (1.95)      48.58
    13.05            21.63          1,626            2.20                   3.48                           (1.79)      52.97
------------------------------------------------------------------------------------------------------------------------------
     9.31           (28.64)         2,161            2.10                   3.11                           (1.85)      48.58
    13.07            21.73          2,489            2.10                   3.38                           (1.69)      52.97
    10.98             9.77            685            2.10                   8.48                           (1.70)      42.52
------------------------------------------------------------------------------------------------------------------------------
     6.38           (37.20)         2,750            1.55                   2.75                           (1.15)      41.51
    10.16             1.60          3,053            1.55                   6.10                           (1.18)      12.86
------------------------------------------------------------------------------------------------------------------------------
     6.29           (37.78)         3,070            2.20                   3.40                           (1.80)      41.51
    10.12             1.17          2,840            2.20                   6.75                           (1.83)      12.86
------------------------------------------------------------------------------------------------------------------------------
     6.29           (37.78)         1,318            2.20                   3.40                           (1.80)      41.51
    10.12             1.17          1,118            2.20                   6.75                           (1.83)      12.86
------------------------------------------------------------------------------------------------------------------------------
     6.31           (37.69)           794            2.10                   3.30                           (1.70)      41.51
    10.12             1.24            969            2.10                   6.65                           (1.73)      12.86
------------------------------------------------------------------------------------------------------------------------------
     4.81           (44.76)         3,807            1.55                   2.83                           (1.11)      58.64
     8.70           (12.96)         3,726            1.55                   4.54                           (1.23)      18.58
------------------------------------------------------------------------------------------------------------------------------
     4.73           (45.35)         4,513            2.20                   3.48                           (1.76)      58.64
     8.66           (13.39)         4,366            2.20                   5.19                           (1.88)      18.58
------------------------------------------------------------------------------------------------------------------------------
     4.74           (45.35)         1,530            2.20                   3.48                           (1.76)      58.64
     8.66           (13.39)         1,704            2.20                   5.19                           (1.88)      18.58
------------------------------------------------------------------------------------------------------------------------------
     4.75           (45.26)         1,174            2.10                   3.38                           (1.66)      58.64
     8.67           (13.33)         2,090            2.10                   5.09                           (1.78)      18.58
------------------------------------------------------------------------------------------------------------------------------

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                             Investment Operations                                          D
                                 Net Asset
             Year or               Value,              Net             Net Realized                            From Net
              Period             Beginning          Investment        and Unrealized         Total            Investment
              Ended              of Period        Income (Loss)        Gain (Loss)         Operations           Income

IDEX Transamerica Value Balanced
  Class A   10/31/2001   /(8)/   $        12.75   $             0.26 $             (0.51) $         (0.25)   $         (0.26)
            10/31/2000                11.79                 0.30                1.01             1.31              (0.35)
            10/31/1999   /(3)/        13.14                 0.27               (0.73)           (0.46)             (0.24)
            10/31/1998                13.19                 0.22                0.67             0.89              (0.21)
            10/31/1997                11.19                 0.19                2.02             2.21              (0.17)
------------------------------------------------------------------------------------------------------------------------------
  Class B   10/31/2001   /(8)/        12.74                 0.18               (0.50)           (0.32)             (0.19)
            10/31/2000                11.78                 0.23                1.01             1.24              (0.28)
            10/31/1999   /(3)/        13.13                 0.19               (0.73)           (0.54)             (0.16)
            10/31/1998                13.18                 0.14                0.67             0.81              (0.13)
            10/31/1997                11.18                 0.11                2.02             2.13              (0.09)
------------------------------------------------------------------------------------------------------------------------------
  Class C   10/31/2001   /(8)/        12.74                 0.17               (0.49)           (0.32)             (0.19)
            10/31/2000                11.78                 0.23                1.01             1.24              (0.28)
------------------------------------------------------------------------------------------------------------------------------
  Class M   10/31/2001   /(8)/        12.74                 0.19               (0.50)           (0.31)             (0.20)
            10/31/2000                11.78                 0.24                1.01             1.25              (0.29)
            10/31/1999   /(3)/        13.13                 0.20               (0.73)           (0.53)             (0.17)
            10/31/1998                13.18                 0.15                0.67             0.82              (0.14)
            10/31/1997                11.18                 0.12                2.02             2.14              (0.10)
------------------------------------------------------------------------------------------------------------------------------


               From Net
               Realized              Total
             Capital Gains       Distributions

IDEX Transamerica Value Balanced
  Class A   $            (0.57) $
                         -               (0.35)
                     (0.65)              (0.89)
                     (0.73)              (0.94)
                     (0.04)              (0.21)
----------------------------------------------------
  Class B            (0.57)              (0.76)
                         -               (0.28)
                     (0.65)              (0.81)
                     (0.73)              (0.86)
                     (0.04)              (0.13)
----------------------------------------------------
  Class C            (0.57)              (0.76)
                         -               (0.28)
----------------------------------------------------
  Class M            (0.57)              (0.77)
                         -               (0.29)
                     (0.65)              (0.82)
                     (0.73)              (0.87)
                     (0.04)              (0.14)
----------------------------------------------------

Notes to Financial Highlights

(1)Ratio of Expenses to Average Net Assets shows:
  Excluding Credits (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser).
  Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). Periods of less than 1 year are annualized.

(2)On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares. On November 1, 1999, the funds began offering new Class C shares for sale.

(3)Distributions From Net Realized Capital Gains include distributions in excess of current net realized capital gains for IDEX Janus Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17; and IDEX
   T. Rowe Price Small Cap Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.16; IDEX AEGON Income Plus Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.06; IDEX Federated Tax Exempt Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.11. Distributions From Net Investment Income include distributions in excess of current net investment income for IDEX International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively; IDEX Janus Growth Class T for the period ended 10/31/98 in the amount of $0.03; IDEX Jennison Equity Opportunity Classes A, B, and M, for the period ended 10/31/97 in the amount of $0.08; IDEX NWQ Value Equity Classes A, B and M for the period ended 10/31/99 in the amount of $0.12; IDEX Transamerica Value Balanced Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.

(4)Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class C or Class T Shares. Periods of less than one year are not annualized.

(5)Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
   (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

(6)Periods of less than one year are not annualized.

(7)Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.

(8)Calculated based on the average number of shares outstanding during the period.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Annual Report 2001

                                                                          Ratios/Supplemental Data


Net Asset                    Net Assets,                                                         Net Investment
 Value,                         End of          Ratio of Expenses to Average Net Assets (1)(5)   Income (Loss)    Portfolio
   End             Total        Period          Excluding                                          to Average      Turnover
of Period        Return (4)    (000's)           Credits                   Gross               Net Assets (1)(5)   Rate (6)

   $    11.67        (2.13)% $         13,880        1.55%                  1.95%                           2.04%     49.85%
    12.75            11.43          9,850            1.55                   2.02                            2.50      28.15
    11.79            (3.74)        12,377            1.66                   1.85                            2.12      82.20
    13.14             7.25         15,747            1.85                   1.87                            1.82      55.45
    13.19            19.84         12,291            1.85                   2.30                            1.57      71.63
-----------------------------------------------------------------------------------------------------------------------------
    11.66            (2.74)        16,180            2.20                   2.60                            1.39      49.85
    12.74            10.76          9,193            2.20                   2.67                            1.85      28.15
    11.78            (4.36)        12,171            2.31                   2.50                            1.47      82.20
    13.13             6.56         14,679            2.50                   2.52                            1.17      55.45
    13.18            19.08          9,747            2.50                   2.95                            0.92      71.63
-----------------------------------------------------------------------------------------------------------------------------
    11.66            (2.74)         3,619            2.20                   2.60                            1.39      49.85
    12.74            10.76            565            2.20                   2.67                            1.85      28.15
-----------------------------------------------------------------------------------------------------------------------------
    11.66            (2.65)         4,866            2.10                   2.50                            1.49      49.85
    12.74            10.86          2,868            2.10                   2.57                            1.95      28.15
    11.78            (4.26)         4,689            2.21                   2.40                            1.57      82.20
    13.13             6.67          7,342            2.40                   2.42                            1.27      55.45
    13.18            19.20          5,088            2.40                   2.85                            1.02      71.63
-----------------------------------------------------------------------------------------------------------------------------


                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
Bar blend

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 1.      Organization and significant accounting policies:

   IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of thirty-one series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX Janus Capital Appreciation, IDEX Salomon All Cap, IDEX Pilgrim Baxter Technology, IDEX Great Companies - America/SM/ and IDEX Great Companies - Technology/SM/.

   On December 1, 2000, Jennison Associates, LLC became the sub-adviser to IDEX C.A.S.E. Growth and the Fund changed its name to IDEX Jennison Equity Opportunity. On March 1, 2001, IDEX JCC Growth, IDEX JCC Global, IDEX JCC Balanced, IDEX JCC Capital Appreciation, IDEX JCC Flexible Income and IDEX JCC Growth & Income changed their names to IDEX Janus Growth, IDEX Janus Global, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income and IDEX Janus Growth & Income, respectively. On August 24, 2001, Transamerica Investment Management, LLC became the sub-adviser to IDEX Dean Asset Allocation and the Fund changed its name to IDEX Transamerica Value Balanced. Effective October 5, 2001, American Century Investment Management, Inc. became the interim sub-adviser to IDEX GE International Equity, and the Fund changed its name to IDEX International Equity. A proxy statement will be submitted to shareholders requesting approval of a merger between this Fund and IDEX American Century International. If approved, the merger will take place as of the close of business on February 28, 2002.

   Each operating period reported in the financial statements reflects a twelve-month period, except as follows:

Fund                                  Inception Date
----                                  --------------
IDEX American Century Income & Growth     4/2/2001
IDEX American Century International       4/2/2001
IDEX Gabelli Global Growth               9/15/2000
IDEX International Equity                 2/1/1997
IDEX GE U.S. Equity                       3/1/2000
IDEX Goldman Sachs Growth                 3/1/1999
IDEX Great Companies-America/SM/         7/14/2000
IDEX Great Companies-Global/2/           9/15/2000
IDEX Great Companies-Technology/SM/      7/14/2000
IDEX Isabelle Small Cap Value             4/2/2001
IDEX Janus Growth & Income              12/15/2000
IDEX Munder Net50                       12/15/2000
IDEX NWQ Value Equity                     2/1/1997
IDEX Pilgrim Baxter Mid Cap Growth        3/1/1999
IDEX Pilgrim Baxter Technology            3/1/2000
IDEX Salomon All Cap                      3/1/1999
IDEX T. Rowe Price Dividend Growth        3/1/1999
IDEX T. Rowe Price Small Cap              3/1/1999
IDEX Transamerica Equity                  3/1/2000
IDEX Transamerica Small Company           3/1/2000

   Multiple class operations and expenses: The Funds currently offer for sale four classes of shares (five classes for IDEX Janus Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act, with the exception of IDEX Isabelle Small Cap Value, which utilizes the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses. IDEX Janus Growth Class T and IDEX Janus Global are closed to new shareholders. IDEX International Equity is temporarily closed to new investors.

   The following policies were consistently followed by the Funds, in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

   Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 1.      Organization and significant accounting policies (continued):

   Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

   Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and
   3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

   Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

   Futures and options contracts: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. Premiums received on written options are reflected in other liabilities.

   Transactions in written call and put options were as follows:

      --------------------------------------------------------------------
                                                      IDEX Transamerica
                               IDEX Salomon All Cap    Value Balanced*
      -----------------------  -------------------- ---------------------
                                Premium   Contracts  Premium    Contracts
                                -------   ---------  -------    ---------
        Balance at 10/31/2000  $  16,039      70    $  365,190    1,508
        Sales                    646,297     865     1,222,998    5,308
        Closing Buys            (660,208)   (923)      (32,113)    (160)
        Expirations               (2,128)    (12)     (442,881)  (1,961)
        Exercised                      -       -      (362,055)  (1,615)
                               -------------------------------------------
        Balance at 10/31/2001  $       -       -    $  751,139    3,080
      --------------------------------------------------------------------

        *IDEX Transamerica Value Balanced has $5,161,250 cash segregated as collateral for option contracts.

   Short sales: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will incur a loss as it repurchases the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

   Federal taxes: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

   Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

   Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
Bar blend

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions:

   IDEX Management, Inc. ("IMI") is the investment adviser for the Funds. AFSG Securities Corp. ("AFSG") became the Funds' distributor/principal underwriter as of March 1, 2001. IDEX Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, AFSG and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is wholly owned by AEGON USA, Inc., which is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

   Investment advisory and distribution and service fees: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX Janus Growth Class
   T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc., Transamerica Investment Management, LLC and Great Companies, L.L.C. are affiliates of the Funds and are sub-advisers to certain Funds.

   Management fees paid to IMI for its services and other information for the year or period ended October 31, 2001 are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                            Annual Rates                          Underwriter Commissions (2)
                                      -------------------------------------------------------- ----------------------------------
                                                 Expense Limit Class A Class B Class C Class M  Received    Retained   Contingent
                                      Management  (excluding    12b-1   12b-1   12b-1   12b-1      By          by        Sales
                                       Fee (1)    12b-1 fees)    Fee     Fee     Fee     Fee   Underwriter Underwriter  Charges
----------------------------------------------------------------------------------------------------------------------------------
IDEX AEGON Income Plus                  0.60%        1.25%      0.35%   1.00%   1.00%   0.90%  $  228,037  $   97,364  $   86,528
IDEX Alger Aggressive Growth            0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     777,483     681,995     372,952
IDEX American Century Income &
 Growth                                 0.90%        1.50%      0.35%   1.00%   1.00%   0.90%      47,271      41,367       2,213
IDEX American Century International     1.00%        1.60%      0.35%   1.00%   1.00%   0.90%      18,723      16,166         132
IDEX Federated Tax Exempt               0.60%        1.00%      0.35%   1.00%   1.00%   0.60%      70,580      59,705      46,295
IDEX Gabelli Global Growth              1.00%        1.40%      0.35%   1.00%   1.00%   0.90%     594,587     511,905     113,510
IDEX GE U.S. Equity/(3)/                0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     128,367     113,576      46,510
IDEX Goldman Sachs Growth/(3)/          0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     156,404     137,617     125,370
IDEX Great Companies - America/SM/      0.80%        1.20%      0.35%   1.00%   1.00%   0.90%   1,062,976     922,709     116,376
IDEX Great Companies - Global/2/        0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     100,666      85,690       7,336
IDEX Great Companies -
 Technology/SM/                         0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     182,376     158,776      20,005
IDEX International Equity/(3)/          0.80%        1.20%      0.35%   1.00%   1.00%   0.90%      71,389      61,500      20,538
IDEX Isabelle Small Cap Value           0.90%        1.50%      0.35%   1.00%   1.00%   0.90%     147,307     129,658       7,230
IDEX Janus Balanced*                    1.00%        1.50%      0.35%   1.00%   1.00%   0.90%   1,398,094   1,246,543     684,663
IDEX Janus Capital Appreciation*        1.00%        1.50%      0.35%   1.00%   1.00%   0.90%     756,685     664,722     372,633
IDEX Janus Flexible Income**            0.90%        1.50%      0.35%   1.00%   1.00%   0.90%     274,892     244,993      93,855
IDEX Janus Global                       1.00%       -none-      0.35%   1.00%   1.00%   0.90%     746,617     659,370   1,251,341
IDEX Janus Growth*                      1.00%        1.50%      0.35%   1.00%   1.00%   0.90%   4,002,726   3,490,312   1,424,035
IDEX Janus Growth & Income/(4)/         1.00%        1.40%      0.35%   1.00%   1.00%   0.90%     179,121     155,861      13,494
IDEX Jennison Equity Opportunity/(3)/   0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     373,178     325,806      34,195
IDEX LKCM Strategic Total Return        0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     206,815     175,056      59,753
IDEX Munder Net50/(4)/                  1.00%        1.40%      0.35%   1.00%   1.00%   0.90%      22,518      19,253       8,253
IDEX NWQ Value Equity                   0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     138,575     119,066      62,485
IDEX Pilgrim Baxter Mid Cap
 Growth/(3)/                            0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     593,810     513,149     234,114
IDEX Pilgrim Baxter Technology/(4)/     1.00%        1.40%      0.35%   1.00%   1.00%   0.90%     320,447     280,599      86,947
IDEX Salomon All Cap                    0.80%        1.20%      0.35%   1.00%   1.00%   0.90%   2,165,612   1,952,914     344,039
IDEX T. Rowe Price Dividend
 Growth/(3)/                            0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     160,162     139,811      43,483
IDEX T. Rowe Price Small Cap/(3)/       0.80%        1.20%      0.35%   1.00%   1.00%   0.90%     115,796     100,781      31,686
IDEX Transamerica Equity/(3)/           0.80%        1.20%      0.35%   1.00%   1.00%   0.90%      38,123      33,070       5,997
IDEX Transamerica Small
 Company/(3)/                           0.80%        1.20%      0.35%   1.00%   1.00%   0.90%      68,523      60,648       8,821
IDEX Transamerica Value Balanced        0.75%        1.20%      0.35%   1.00%   1.00%   0.90%     162,905     141,767      22,241
----------------------------------------------------------------------------------------------------------------------------------

   * IMI will waive advisory fees as follows: .025% of average daily net assets from $100-$500 million (net .975%); .075% from $500-$750 million (net .900%); .025% from $750 million-$1 billion (net .875%); and .025%
      over $1 billion (net .850%)

   ** IMI will waive advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); .025% from $100-$250 million (net .850%); and .025% over $250 million (net .825%).

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions (continued):

  (1)Management fee represents each Fund's expenses based on its net assets. Annual fees are computed daily and paid monthly based upon the following stated breakpoints:

         For services to IDEX Alger Aggressive Growth, IDEX GE U.S. Equity, IDEX Goldman Sachs Growth, IDEX Great Companies--America/SM/, IDEX Great Companies Global/2/, IDEX Great Companies--Technology/SM/, IDEX International Equity, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX NWQ Value Equity, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small Cap, IDEX Transamerica Equity, IDEX Transamerica Small Company and IDEX Transamerica Value Balanced, IMI receives 0.80% of the first $500 million of each Fund's average daily net assets, and 0.70% of each Fund's average daily net assets over $500 million.

         For services to IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Global and IDEX Janus Growth, IMI receives 1.00% of the first $750 million of each Fund's average daily net assets, 0.90% of the next $250 million of each Fund's average daily net assets, and 0.85% of each Fund's average daily net assets in excess of $1 billion.

         For services to IDEX AEGON Income Plus and IDEX Federated Tax Exempt, IMI receives 0.60% of each Fund's average daily net assets.

         For services to IDEX American Century Income & Growth, IMI receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.85% of the next $150 million of the Fund's average daily net assets, and 0.80% of the Fund's average daily net assets over $250 million.

         For services to IDEX American Century International, IMI receives 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $100 million of the Fund's average daily net assets, 0.90% of the next $350 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Gabelli Global Growth, IMI receives 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of average daily net assets from $500 million to $1 billion, and 0.80% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Isabelle Small Cap Value, IMI receives 0.90% of the first $200 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $200 million.

         For services to IDEX Janus Flexible Income, IMI receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.80% of the next $150 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets over $250 million.

         For services to IDEX Janus Growth & Income, IMI receives 1.00% of the first $100 million of the Fund's average daily net assets, 0.95% of the next $400 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Munder Net50, IMI receives 1.00% of the first $1 billion of the Fund's average daily net assets, and 0.95% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Pilgrim Baxter Technology, IMI receives 1.00% of the first $500 million of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets over $500 million.

  (2)Underwriter Commissions relate to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B, Class M and certain Class A share redemptions.

  (3)Expense Limit (excluding 12b-1 fees) was 1.20% through 11/30/01 then changed to 1.40% through 4/30/02.

  (4)Expense Limit (excluding 12b-1 fees) was 1.40% through 11/30/01 then changed to 1.60% through 4/30/02.

   Transfer agency fees and expenses: Each Fund incurs IIS annual per-account charges of $15.39 for each open shareholder account, $2.73 for each new account opened, $1.63 for each closed account maintained, and certain out-of-pocket expenses.

   Custody earnings credits: State Street Bank and Trust Company ("State Street") is custodian for the Funds. Custody earnings credits represent reductions in State Street's fees in lieu of interest income earned on incidental uninvested cash balances.

   Line of Credit: The Funds, except IDEX Great Companies-America/SM/, IDEX Great Companies-Technology/SM/, IDEX Great Companies-Global/2/ and IDEX Gabelli Global Growth, maintain a $45 million unsecured committed redemption liquidity line of credit with State Street. No borrowings have taken place during the period nor are any amounts outstanding at October 31, 2001.

   Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the year or period ended October 31, 2001 are as follows: IDEX Alger Aggressive Growth, $438,913; IDEX American Century Income & Growth, $11; IDEX American Century International, $67; IDEX Gabelli Global Growth, $2,348; IDEX Goldman Sachs Growth, $1,375; IDEX Great Companies-America/SM/, $1,344; IDEX Great Companies-Global/2/, $262; and IDEX Salomon All Cap, $858.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions (continued):

   Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 2001, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

                IDEX AEGON Income Plus                $   9,207
                IDEX Alger Aggressive Growth             12,013
                IDEX American Century Income & Growth         9
                IDEX American Century International           4
                IDEX Federated Tax Exempt                 3,068
                IDEX Gabelli Global Growth                  284
                IDEX GE U.S. Equity                         134
                IDEX Goldman Sachs Growth                   349
                IDEX Great Companies-America/SM/            421
                IDEX Great Companies-- Global/2/             49
                IDEX Great Companies-Technology/SM/         114
                IDEX International Equity                   568
                IDEX Isabelle Small Cap Value                23
                IDEX Janus Balanced                      11,839
                IDEX Janus Capital Appreciation          10,338
                IDEX Janus Flexible Income                2,962

                  IDEX Janus Global                  $  67,277
                  IDEX Janus Growth                    239,674
                  IDEX Janus Growth & Income                50
                  IDEX Jennison Equity Opportunity       1,065
                  IDEX LKCM Strategic Total Return       4,944
                  IDEX Munder Net50                          5
                  IDEX NWQ Value Equity                  1,274
                  IDEX Pilgrim Baxter Mid Cap Growth     1,658
                  IDEX Pilgrim Baxter Technology           895
                  IDEX Salomon All Cap                   1,581
                  IDEX T. Rowe Price Dividend Growth       312
                  IDEX T. Rowe Price Small Cap             306
                  IDEX Transamerica Equity                  86
                  IDEX Transamerica Small Company          120
                  IDEX Transamerica Value Balanced       3,440
                                                     ---------
                     Total                           $ 374,069
                                                     =========

NOTE 3.      Investment transactions:

   The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the year ended October 31, 2001 were as follows:

                                            Non-U.S.           Non-U.S.             U.S.               U.S.
                                      Government Purchases Government Sales Government Purchases Government Sales
                                      -------------------- ---------------- -------------------- ----------------
IDEX AEGON Income Plus                  $     39,736,926   $     12,208,045    $            -     $            -
IDEX Alger Aggressive Growth                 259,319,197        238,518,167                 -                  -
IDEX American Century Income & Growth          9,256,811          1,556,912           155,377                  -
IDEX American Century International            4,081,709          1,222,835                 -                  -
IDEX Federated Tax Exempt                     17,219,642          8,778,270                 -                  -
IDEX Gabelli Global Growth                    79,693,968         18,214,249           990,908                  -
IDEX GE U.S. Equity                           36,139,093         19,751,867           556,521             41,689
IDEX Goldman Sachs Growth                     18,403,385          3,960,041           571,205             32,842
IDEX Great Companies-America/SM/             123,526,733         41,479,832                 -                  -
IDEX Great Companies-Global/2/                16,782,022          6,071,100                 -                  -
IDEX Great Companies-Technology/SM/           27,212,891          8,384,580                 -                  -
IDEX International Equity                     20,483,388         16,346,247                 -                  -
IDEX Isabelle Small Cap Value                 15,278,523            465,859                 -                  -
IDEX Janus Balanced                          372,909,310        280,095,638       175,735,570        208,082,295
IDEX Janus Capital Appreciation              229,491,013        250,944,685                 -                  -
IDEX Janus Flexible Income                   117,543,386         88,186,315       130,660,676        112,367,524
IDEX Janus Global                            900,673,595      1,164,743,836         6,904,907                  -
IDEX Janus Growth                          1,638,392,117      1,608,402,589                 -                  -
IDEX Janus Growth & Income                    21,791,291          4,295,690           416,198             51,250
IDEX Jennison Equity Opportunity              95,476,571         42,651,325                 -                  -
IDEX LKCM Strategic Total Return              16,226,479         14,441,585                 -            428,178
IDEX Munder Net50                              3,396,619            625,147                 -                  -
IDEX NWQ Value Equity                         25,241,271          9,120,872           658,244                  -
IDEX Pilgrim Baxter Mid Cap Growth           181,643,311        156,670,355                 -                  -
IDEX Pilgrim Baxter Technology               154,070,934        127,510,138                 -                  -
IDEX Salomon All Cap                         426,468,609        172,082,798                 -                  -
IDEX T. Rowe Price Dividend Growth            23,292,086          7,350,893           582,216            115,825
IDEX T. Rowe Price Small Cap                  17,018,263          9,921,388                 -                  -
IDEX Transamerica Equity                       7,658,411          3,500,980                 -                  -
IDEX Transamerica Small Company               10,783,226          5,679,565                 -                  -
IDEX Transamerica Value Balanced              24,717,001         11,170,911           387,750          1,741,049

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands):

                                                          IDEX AEGON Income Plus
                                                Year Ended 10/31/01     Year Ended 10/31/00
                                               Shares     Amount       Shares     Amount
Proceeds from shares sold
Class A                                          2,895  $    27,197     1,193  $     11,208
Class B                                          3,193       30,059       756         7,105
Class C                                            920        8,634       149         1,396
Class M                                            603        5,688       181         1,714

Shares issued on reinvestment of distributions
Class A                                            328  $     3,063       346  $      3,247
Class B                                            122        1,138        83           780
Class C                                             22          203         3            29
Class M                                             30          283        29           274

Cost of shares repurchased
Class A                                         (3,074) $   (28,711)   (2,320) $    (21,873)
Class B                                           (979)      (9,167)     (682)       (6,414)
Class C                                           (160)      (1,494)      (41)         (382)
Class M                                           (236)      (2,227)     (314)       (2,961)
                                                   IDEX American Century Income & Growth
                                               Period Ended 10/31/01
                                               Shares     Amount
Proceeds from shares sold
Class A                                            280  $     2,938
Class B                                            403        4,157
Class C                                             64          660
Class M                                             65          690

Shares issued on reinvestment of distributions
Class A                                              -  $         -
Class B                                              -            -
Class C                                              -            -
Class M                                              -            -

Cost of shares repurchased
Class A                                            (28) $      (289)
Class B                                            (19)        (191)
Class C                                             (5)         (49)
Class M                                              -           (5)

                                                        IDEX Alger Aggressive Growth
                                                Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares      Amount       Shares     Amount
Proceeds from shares sold
Class A                                         24,945  $    600,592     5,978  $    221,875
Class B                                            855        20,564     2,489        95,937
Class C                                            233         5,755       595        21,505
Class M                                            191         4,712       665        26,078

Shares issued on reinvestment of distributions
Class A                                            105  $      2,998       241  $      9,006
Class B                                             85         2,361       129         4,727
Class C                                             12           337         1            46
Class M                                             24           662        47         1,745

Cost of shares repurchased
Class A                                        (25,008) $   (605,508)   (4,111) $   (150,321)
Class B                                           (957)      (21,691)     (375)      (14,132)
Class C                                           (235)       (5,306)      (65)       (2,443)
Class M                                           (348)       (8,174)     (223)       (6,817)
                                                    IDEX American Century International
                                               Period Ended 10/31/01
                                               Shares      Amount
Proceeds from shares sold
Class A                                            197  $      1,809
Class B                                            137         1,302
Class C                                             37           359
Class M                                             30           297

Shares issued on reinvestment of distributions
Class A                                              -  $          -
Class B                                              -             -
Class C                                              -             -
Class M                                              -             -

Cost of shares repurchased
Class A                                            (72) $       (656)
Class B                                             (9)          (77)
Class C                                              -            (3)
Class M                                             (2)          (17)

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                          IDEX Federated Tax Exempt
                                                Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                         1,756   $     19,873       382   $      4,102
Class B                                           501          5,641        95          1,106
Class C                                           384          4,287        24            251
Class M                                            77            863        56            591

Shares issued on reinvestment of distributions
Class A                                            44   $        497        59   $        623
Class B                                             7             73         4             47
Class C                                             5             54         -              4
Class M                                             6             64         8             84

Cost of shares repurchased
Class A                                        (1,333) $     (15,061)     (863)  $     (9,194)
Class B                                          (118)        (1,323)      (59)          (619)
Class C                                          (264)        (2,942)       (6)           (63)
Class M                                           (57)          (629)      (86)          (904)
                                                             IDEX GE U.S. Equity
                                                Year Ended 10/31/01     Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                           455   $      4,541       286   $      3,047
Class B                                         1,309         12,994       373          3,968
Class C                                           332          3,169       204          2,163
Class M                                           230          2,281        76            805

Shares issued on reinvestment of distributions
Class A                                             -    $         -         -   $          -
Class B                                             -              -         -              -
Class C                                             -              -         -              -
Class M                                             -              -         -              -

Cost of shares repurchased
Class A                                          (141)  $     (1,360)      (11) $        (120)
Class B                                          (309)        (2,997)      (36)          (385)
Class C                                           (67)          (651)      (11)          (117)
Class M                                           (56)          (519)       (7)           (78)

                                                        IDEX Gabelli Global Growth
                                               Year Ended 10/31/01    Period Ended 10/31/00
                                               Shares    Amount       Shares     Amount
Proceeds from shares sold
Class A                                        2,558  $     22,980       450  $      4,488
Class B                                        2,989        26,980       655         6,535
Class C                                          892         8,168       743         7,402
Class M                                          546         5,036       223         2,296

Shares issued on reinvestment of distributions
Class A                                            4   $        42         -    $        -
Class B                                            3            30         -             -
Class C                                            2            23         -             -
Class M                                            1            10         -             -

Cost of shares repurchased
Class A                                         (632) $     (5,183)       (4)    $     (42)
Class B                                         (590)       (4,731)       (3)          (34)
Class C                                         (326)       (2,530)        -            (1)
Class M                                         (185)       (1,555)        -            (5)
                                                        IDEX Goldman Sachs Growth
                                               Year Ended 10/31/01     Year Ended 10/31/00
                                               Shares    Amount       Shares     Amount
Proceeds from shares sold
Class A                                          493  $      5,256       454  $      5,633
Class B                                        1,259        13,020       513         6,318
Class C                                          196         2,118       547         6,647
Class M                                          225         2,380       198         2,433

Shares issued on reinvestment of distributions
Class A                                            6   $        76         1    $        6
Class B                                            8            97         1             7
Class C                                            6            72         -             -
Class M                                            3            34         -             2

Cost of shares repurchased
Class A                                         (215) $     (2,177)     (104) $     (1,278)
Class B                                         (214)       (2,159)      (76)         (937)
Class C                                         (196)       (1,929)      (24)         (293)
Class M                                         (110)       (1,108)      (24)         (295)

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                    IDEX Great Companies - America/SM/
                                                Year Ended 10/31/01     Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                         3,760  $     36,777      1,278  $     12,905
Class B                                         4,585        44,226        746         7,535
Class C                                         1,264        12,243        280         2,829
Class M                                           828         8,115        165         1,674

Shares issued on reinvestment of distributions
Class A                                            -   $          -         -   $          -
Class B                                            -              -         -              -
Class C                                            -              -         -              -
Class M                                            -              -         -              -

Cost of shares repurchased
Class A                                         (745)  $     (6,956)      (14)  $       (144)
Class B                                         (734)        (6,616)       (4)           (43)
Class C                                         (189)        (1,745)       (8)           (82)
Class M                                         (172)        (1,552)        -             (3)
                                                   IDEX Great Companies - Technology/SM/
                                                Year Ended 10/31/01     Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                        1,688   $      9,186       811   $      7,364
Class B                                        1,902         10,267       419          3,748
Class C                                          423          2,244       195          1,721
Class M                                          510          2,594        91            791

Shares issued on reinvestment of distributions
Class A                                            -   $          -         -   $          -
Class B                                            -              -         -              -
Class C                                            -              -         -              -
Class M                                            -              -         -              -

Cost of shares repurchased
Class A                                         (527)  $     (2,342)      (14)  $       (123)
Class B                                         (659)        (2,905)       (3)           (29)
Class C                                         (135)          (588)      (13)          (123)
Class M                                         (179)          (782)       (1)            (7)

                                                     IDEX Great Companies - Global/2/
                                                Year Ended 10/31/01      Period Ended 10/31/00
                                               Shares      Amount        Shares     Amount
Proceeds from shares sold
Class A                                           800   $      6,330        222  $      2,139
Class B                                           512          4,099         59           582
Class C                                           148          1,258         39           383
Class M                                            62            517         85           846

Shares issued on reinvestment of distributions
Class A                                             1  $          8        -  $          -
Class B                                             -             3        -             -
Class C                                             -             1        -             -
Class M                                             -             3        -             -

Cost of shares repurchased
Class A                                          (227) $     (1,589)       -  $         (1)
Class B                                           (55)         (425)       -             -
Class C                                           (15)         (125)      (3)          (30)
Class M                                           (24)         (198)       -             -
                                                         IDEX International Equity
                                                Year Ended 10/31/01       Year Ended 10/31/00
                                               Shares      Amount        Shares     Amount
Proceeds from shares sold
Class A                                         3,361  $     33,300      256  $      3,575
Class B                                           449         4,566      257         3,567
Class C                                            83           924       79         1,052
Class M                                            66           681       37           509

Shares issued on reinvestment of distributions
Class A                                            64  $        739       13  $        183
Class B                                            39           436        4            60
Class C                                             8            96        -             -
Class M                                             9            96        1            18

Cost of shares repurchased
Class A                                        (3,350) $    (33,170)    (104) $     (1,450)
Class B                                          (225)       (2,156)     (30)         (422)
Class C                                           (26)         (263)     (29)         (368)
Class M                                           (35)         (342)      (9)         (126)

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                      IDEX Isabelle Small Cap Value
                                               Period Ended 10/31/01
                                               Shares     Amount
Proceeds from shares sold
Class A                                           691   $     7,572
Class B                                           819         8,751
Class C                                           372         3,942
Class M                                           150         1,660

Shares issued on reinvestment of distributions
Class A                                             -   $         -
Class B                                             -             -
Class C                                             -             -
Class M                                             -             -

Cost of shares repurchased
Class A                                           (46)  $      (560)
Class B                                           (65)         (661)
Class C                                           (20)         (197)
Class M                                            (5)         (108)
                                                     IDEX Janus Capital Appreciation
                                                Year Ended 10/31/01     Year Ended 10/31/00
                                               Shares     Amount        Shares    Amount
Proceeds from shares sold
Class A                                         1,639   $    34,934      4,580   $ 186,260
Class B                                         1,603        34,512      5,427     209,993
Class C                                           451         9,906      1,564      61,575
Class M                                           438        10,010      1,567      61,044

Shares issued on reinvestment of distributions
Class A                                             -   $         -        148   $   5,270
Class B                                             -             -         89       3,103
Class C                                             -             -          6         218
Class M                                             -             -         26         925

Cost of shares repurchased
Class A                                        (2,513)  $   (51,583)    (1,611)  $ (62,164)
Class B                                        (1,902)      (35,267)      (725)    (26,646)
Class C                                          (671)      (13,260)      (192)     (7,138)
Class M                                          (659)      (13,286)      (282)    (10,216)

                                                           IDEX Janus Balanced
                                               Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                         2,067  $    38,046     4,075  $    82,687
Class B                                         4,934       91,142     7,942      160,458
Class C                                         1,281       23,732     2,399       48,782
Class M                                         1,283       23,910     2,046       41,406

Shares issued on reinvestment of distributions
Class A                                           227  $     4,190       129  $     2,592
Class B                                           328        6,117       146        2,917
Class C                                            62        1,167        10          197
Class M                                            97        1,802        51        1,017

Cost of shares repurchased
Class A                                        (1,751) $   (31,988)   (1,020) $   (20,680)
Class B                                        (2,806)     (50,784)   (1,374)     (27,750)
Class C                                          (754)     (13,763)     (258)      (5,231)
Class M                                        (1,000)     (18,075)     (541)     (10,940)
                                                       IDEX Janus Flexible Income
                                               Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                         3,145  $    30,189       693  $     6,455
Class B                                         3,387       32,631     1,379       12,932
Class C                                           634        6,096     1,000        9,315
Class M                                           945        9,088       451        4,189

Shares issued on reinvestment of distributions
Class A                                            93  $       885        77  $       718
Class B                                            82          784        58          543
Class C                                            39          374         9           87
Class M                                            41          392        24          227

Cost of shares repurchased
Class A                                        (2,061) $   (19,801)     (567) $    (5,308)
Class B                                          (934)      (8,984)     (876)      (8,197)
Class C                                          (429)      (4,149)     (127)      (1,203)
Class M                                          (182)      (1,749)     (202)      (1,873)

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                             IDEX Janus Global
                                                Year Ended 10/31/01     Year Ended 10/31/00
                                               Shares     Amount       Shares     Amount
Proceeds from shares sold
Class A                                         1,182  $     37,641    12,024  $    531,687
Class B                                           720        21,613     8,093       351,687
Class C                                           205         6,239     3,248       142,523
Class M                                           287         8,652     3,970       172,454
Class T

Shares issued on reinvestment of distributions
Class A                                         1,208  $     43,377       384  $     15,452
Class B                                         1,070        37,124       252         9,869
Class C                                           200         6,955         2            79
Class M                                           527        18,251       133         5,208
Class T

Cost of shares repurchased
Class A                                        (5,213) $   (156,574)   (8,192) $   (356,480)
Class B                                        (3,450)      (95,604)   (1,178)      (50,066)
Class C                                          (997)      (28,733)     (272)      (11,611)
Class M                                        (2,132)      (59,167)     (941)      (38,579)
Class T

                                                             IDEX Janus Growth
                                                Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares     Amount        Shares       Amount
Proceeds from shares sold
Class A                                         5,213  $    147,113     10,038  $    485,874
Class B                                         4,250       120,178     11,714         545,441
Class C                                           904        26,448      3,096         143,296
Class M                                         1,058        31,461      4,049         190,524
Class T                                         1,625        47,448      1,573          77,535

Shares issued on reinvestment of distributions
Class A                                         3,267  $    119,067      5,511    $    251,200
Class B                                         1,605        55,874      1,452          64,245
Class C                                           254         8,849         26           1,144
Class M                                           577        20,237        617          27,409
Class T                                         2,238        83,537      4,311         199,627

Cost of shares repurchased
Class A                                        (8,680) $   (232,442)    (7,530)   $   (364,244)
Class B                                        (5,224)     (133,091)    (1,971)        (91,284)
Class C                                        (1,109)      (29,103)      (232)        (10,864)
Class M                                        (2,366)      (61,347)      (983)        (44,840)
Class T                                        (4,353)     (119,898)    (2,944)       (144,288)

                                               IDEX Janus Growth & Income           IDEX Jennison Equity Opportunity
                                               Period Ended 10/31/01           Year Ended 10/31/01     Year Ended 10/31/00
                                               Shares     Amount              Shares     Amount        Shares    Amount
Proceeds from shares sold
Class A                                          536   $      5,070           2,101   $     18,042       173   $     2,133
Class B                                        1,555         14,586           4,155         34,883       196         2,349
Class C                                          352          3,517           1,039          8,693        37           441
Class M                                          263          2,386             758          6,298        25           316

Shares issued on reinvestment of distributions
Class A                                             -  $          -               54  $        420          6  $        81
Class B                                             -             -               45           337          5           66
Class C                                             -             -                4            29          -            -
Class M                                             -             -               11            84          2           23

Cost of shares repurchased
Class A                                           (76) $       (680)            (363) $     (3,041)      (149) $    (1,811)
Class B                                          (137)       (1,201)            (442)       (3,520)      (177)      (2,120)
Class C                                           (57)         (535)            (142)       (1,163)       (10)        (118)
Class M                                           (61)         (529)             (96)         (781)       (45)        (543)

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                   IDEX LKCM Strategic Total Return            IDEX Munder Net50
                                               Year Ended 10/31/01   Year Ended 10/31/00   Period Ended 10/31/01
                                               Shares    Amount      Shares    Amount      Shares       Amount
Proceeds from shares sold
Class A                                           970   $ 15,658       696     $12,198       144       $1,117
Class B                                           360      5,819       502       8,774       213        1,634
Class C                                            88      1,433       167       2,897        46          283
Class M                                            46        747        87       1,520        20          180

Shares issued on reinvestment of distributions
Class A                                            52   $    840        90     $ 1,575         -       $    -
Class B                                            18        293        33         575         -            -
Class C                                             3         41         1          19         -            -
Class M                                             6        102        16         290         -            -

Cost of shares repurchased
Class A                                        (1,017)  $(16,184)     (537)    $(9,409)      (21)      $ (117)
Class B                                          (272)    (4,374)     (278)     (4,866)      (36)        (170)
Class C                                           (46)      (739)      (20)       (355)       (1)          (6)
Class M                                          (106)    (1,713)     (189)     (3,288)        -           (1)

                                                        IDEX NWQ Value Equity
                                               Year Ended 10/31/01   Year Ended 10/31/00
                                               Shares     Amount     Shares     Amount
Proceeds from shares sold
Class A                                          615     $ 8,301       260     $ 3,103
Class B                                        1,163      15,361       451       5,319
Class C                                          189       2,550        92       1,007
Class M                                          145       1,934        89       1,047

Shares issued on reinvestment of distributions
Class A                                            -     $     4         -     $     1
Class B                                            -           5         -           1
Class C                                            -           -         -           -
Class M                                            -           1         -           -

Cost of shares repurchased
Class A                                         (298)    $(4,021)     (314)    $(3,652)
Class B                                         (348)     (4,561)     (282)     (3,220)
Class C                                          (89)     (1,210)       (5)        (58)
Class M                                          (68)       (891)      (89)       (965)

                                                  IDEX Pilgrim Baxter Mid Cap Growth
                                               Year Ended 10/31/01   Year Ended 10/31/00
                                               Shares    Amount      Shares    Amount
Proceeds from shares sold
Class A                                         1,426  $ 20,399    2,788   $ 64,239
Class B                                         1,939    27,363    3,390     76,057
Class C                                           579     7,972      916     20,681
Class M                                           237     3,554      699     15,690

Shares issued on reinvestment of distributions
Class A                                             -  $      -        4   $     68
Class B                                             -         -        5         83
Class C                                             -         -        -          5
Class M                                             -         -        2         27

Cost of shares repurchased
Class A                                        (1,166) $(14,511)    (633)  $(14,823)
Class B                                        (1,464)  (18,019)    (306)    (6,469)
Class C                                          (446)   (5,393)     (99)    (2,283)
Class M                                          (340)   (4,111)     (61)    (1,333)

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                     IDEX Pilgrim Baxter Technology
                                               Year Ended 10/31/01    Year Ended 10/31/00
                                               Shares    Amount       Shares    Amount
Proceeds from shares sold
Class A                                         3,752  $    12,333     4,982  $    41,454
Class B                                         5,792       19,902     6,474       50,886
Class C                                         1,412        4,835     2,371       19,032
Class M                                           760        2,649     1,471       12,510

Shares issued on reinvestment of distributions
Class A                                             -  $         -         -  $         -
Class B                                             -            -         -            -
Class C                                             -            -         -            -
Class M                                             -            -         -            -

Cost of shares repurchased
Class A                                        (2,417) $    (7,252)   (1,008) $    (9,036)
Class B                                        (2,464)      (7,244)     (509)      (3,979)
Class C                                          (830)      (2,769)     (626)      (4,519)
Class M                                          (656)      (2,079)      (82)        (607)

                                                   IDEX T. Rowe Price Dividend Growth
                                               Year Ended 10/31/01    Year Ended 10/31/00
                                               Shares    Amount       Shares    Amount
Proceeds from shares sold
Class A                                           551  $     5,656       427  $     4,270
Class B                                         1,152       11,852       634        6,321
Class C                                           239        2,499       186        1,831
Class M                                           201        2,066       138        1,379

Shares issued on reinvestment of distributions
Class A                                             1  $        10         2  $        23
Class B                                             -            -         1            5
Class C                                             -            -         -            -
Class M                                             -            -         -            3

Cost of shares repurchased
Class A                                          (169) $    (1,707)      (96) $      (961)
Class B                                          (233)      (2,305)     (129)      (1,277)
Class C                                           (61)        (627)       (4)         (38)
Class M                                           (77)        (785)      (62)        (605)

                                                           IDEX Salomon All Cap
                                                Year Ended 10/31/01    Year Ended 10/31/00
                                               Shares     Amount       Shares    Amount
Proceeds from shares sold
Class A                                         5,109  $     75,907     1,598  $    23,349
Class B                                        11,627       170,929     2,569       37,304
Class C                                         3,272        48,047       709       10,322
Class M                                         3,563        52,600       673        9,835

Shares issued on reinvestment of distributions
Class A                                            59  $        847         3  $        33
Class B                                            93         1,325         2           28
Class C                                            31           442         -            2
Class M                                            29           416         1           12

Cost of shares repurchased
Class A                                        (1,112) $    (15,862)     (113) $    (1,590)
Class B                                        (1,739)      (24,526)     (218)      (3,091)
Class C                                          (541)       (7,682)      (14)        (210)
Class M                                          (375)       (5,345)      (35)        (500)

                                                       IDEX T. Rowe Price Small Cap
                                                Year Ended 10/31/01    Year Ended 10/31/00
                                               Shares     Amount       Shares    Amount
Proceeds from shares sold
Class A                                           466  $      5,188       554  $     7,644
Class B                                           623         6,768       559        7,703
Class C                                           269         2,933       149        2,048
Class M                                            80           900       139        1,887

Shares issued on reinvestment of distributions
Class A                                             1  $          8         3  $        40
Class B                                             1             9         3           33
Class C                                             -             2         -            1
Class M                                             -             3         2           20

Cost of shares repurchased
Class A                                          (347) $     (3,829)      (46) $      (652)
Class B                                          (224)       (2,313)      (43)        (599)
Class C                                          (185)       (1,959)      (24)        (341)
Class M                                           (39)         (412)      (12)        (156)

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                         IDEX Transamerica Equity
                                                Year Ended 10/31/01     Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                          220   $      1,917       323   $      3,265
Class B                                          411          3,386       288          2,926
Class C                                          151          1,253       121          1,222
Class M                                           60            500       109          1,087

Shares issued on reinvestment of distributions
Class A                                            -   $          -         -   $          -
Class B                                            -              -         -              -
Class C                                            -              -         -              -
Class M                                            -              -         -              -

Cost of shares repurchased
Class A                                          (89)  $       (682)      (23)  $       (241)
Class B                                         (204)        (1,542)       (7)           (75)
Class C                                          (52)          (393)      (10)          (103)
Class M                                          (30)          (224)      (13)          (131)

                                                     IDEX Transamerica Value Balanced
                                                Year Ended 10/31/01      Year Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                          639   $      7,969       200   $      2,389
Class B                                          911         11,382       125          1,480
Class C                                          302          3,790        50            579
Class M                                          264          3,293        42            502

Shares issued on reinvestment of distributions
Class A                                           56   $        686        26   $        304
Class B                                           52            626        20            234
Class C                                            5             55         -              4
Class M                                           17            202         7             81

Cost of shares repurchased
Class A                                         (277)  $     (3,419)     (504)  $     (5,863)
Class B                                         (297)        (3,644)     (456)        (5,309)
Class C                                          (41)          (499)       (6)           (77)
Class M                                          (89)        (1,108)     (222)        (2,559)

                                                      IDEX Transamerica Small Company
                                                Year Ended 10/31/01     Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                          684  $      3,869      441  $      4,205
Class B                                          706         4,063      567         5,243
Class C                                          208         1,247      211         2,025
Class M                                           72           450      250         2,366

Shares issued on reinvestment of distributions
Class A                                            -  $          -        -  $          -
Class B                                            -             -        -             -
Class C                                            -             -        -             -
Class M                                            -             -        -             -

Cost of shares repurchased
Class A                                         (320) $     (1,764)     (13) $       (121)
Class B                                         (257)       (1,489)     (63)         (597)
Class C                                          (82)         (434)     (14)         (131)
Class M                                          (66)         (349)      (9)          (82)




Proceeds from shares sold
Class A
Class B
Class C
Class M

Shares issued on reinvestment of distributions
Class A
Class B
Class C
Class M

Cost of shares repurchased
Class A
Class B
Class C
Class M

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001
--------------------------------------------------------------------------------


NOTE 5.      Information for Federal income tax purposes:

                                                          At October 31, 2001:
                                      ------------------------------------------------------------
                                                       Unrealized      Unrealized    Net unrealized
                                         Cost of     Appreciation of Depreciation of  Appreciation
                                        Securities     Investments     Investments   (Depreciation)
                                      -------------- --------------- --------------- --------------
IDEX AEGON Income Plus                $  105,309,835  $  3,762,959    $  (9,028,440) $  (5,265,482)
IDEX Alger Aggressive Growth             207,401,509     9,160,751      (22,062,963)   (12,902,212)
IDEX American Century Income & Growth      7,964,169       107,754         (657,823)      (550,070)
IDEX American Century International        2,969,179        15,348         (172,220)      (156,872)
IDEX Federated Tax Exempt                 31,506,418     1,413,340          (32,140)     1,381,200
IDEX Gabelli Global Growth                65,463,297       844,455      (17,427,224)   (16,582,769)
IDEX GE U.S. Equity                       26,194,876       518,507       (3,476,330)    (2,957,823)
IDEX Goldman Sachs Growth                 36,621,619       808,658       (7,050,313)    (6,241,654)
IDEX Great Companies-America/SM/         105,650,789     1,171,852       (7,500,402)    (6,328,550)
IDEX Great Companies-Global/2/            13,379,509        98,397       (1,431,168)    (1,332,771)
IDEX Great Companies-Technology/SM/       25,634,157        34,097       (9,054,274)    (9,020,177)
IDEX International Equity                 12,435,207       123,438         (670,115)      (546,677)
IDEX Isabelle Small Cap Value             20,855,822       535,302       (1,681,819)    (1,146,518)
IDEX Janus Balanced                      495,619,416    16,415,447      (34,243,873)   (17,828,427)
IDEX Janus Capital Appreciation          236,957,669     7,176,383      (69,971,106)   (62,794,723)
IDEX Janus Flexible Income                93,038,089     3,752,539         (351,177)     3,401,362
IDEX Janus Global                      1,043,765,547    30,443,861     (177,268,078)  (146,824,217)
IDEX Janus Growth                      2,010,863,961   157,055,488     (322,154,004)  (165,098,516)
IDEX Janus Growth & Income                21,914,036       232,706       (2,238,526)    (2,005,820)
IDEX Jennison Equity Opportunity          66,781,605     1,797,787       (6,278,354)    (4,480,567)
IDEX LKCM Strategic Total Return          63,695,266     6,162,787       (5,123,982)     1,038,805
IDEX Munder Net50                          2,524,421        37,541         (938,795)      (901,255)
IDEX NWQ Value Equity                     38,918,405     2,493,839       (3,674,419)    (1,180,580)
IDEX Pilgrim Baxter Mid Cap Growth        75,353,109     3,802,899       (7,442,246)    (3,639,347)
IDEX Pilgrim Baxter Technology            44,931,883       621,631      (12,783,958)   (12,162,327)
IDEX Salomon All Cap                     380,810,467    14,789,949      (50,688,839)   (35,898,890)
IDEX T. Rowe Price Dividend Growth        31,902,219     1,331,507       (3,042,567)    (1,711,060)
IDEX T. Rowe Price Small Cap             338,778,289     1,488,917       (6,322,243)    (4,833,326)
IDEX Transamerica Equity                   9,446,795       282,524       (1,770,951)    (1,488,427)
IDEX Transamerica Small Company           12,277,139     1,005,097       (1,792,818)      (787,721)
IDEX Transamerica Value Balanced          36,552,194       896,491       (3,594,584)    (2,698,094)

   Realized net capital gains available for distribution for the year or period ended October 31, 2001 will be paid to shareholders in December 2001.

   As of October 31, 2001, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX AEGON Income Plus                $  (1,984,432) October 31, 2008
                                         (1,524,856) October 31, 2009
IDEX Alger Aggressive Growth            (90,422,723) October 31, 2009
IDEX American Century Income & Growth       (44,013) October 31, 2009
IDEX American Century International        (143,026) October 31, 2009
IDEX Federated Tax Exempt                (1,041,703) October 31, 2008
IDEX Gabelli Global Growth               (3,704,995) October 31, 2009
IDEX GE US Equity                          (742,630) October 31, 2009
IDEX Goldman Sachs Growth                (1,801,941) October 31, 2009
IDEX Great Companies America             (4,112,655) October 31, 2009
IDEX Great Companies Global/2/           (1,791,747) October 31, 2009
IDEX Companies Technology                (5,516,366) October 31, 2009
IDEX International Equity                (4,497,319) October 31, 2009
IDEX Isabelle Small Cap Value               (69,721) October 31, 2009
IDEX Janus Balanced                     (23,178,859) October 31, 2009
IDEX Janus Capital Appreciation         (26,385,453) October 31, 2008
                                       (200,845,417) October 31, 2009
IDEX Janus Global                      (174,651,531) October 31, 2009
IDEX Janus Growth                      (633,223,972) October 31, 2009
IDEX Janus Growth & Income                 (658,125) October 31, 2009
IDEX Jennison Equity Opportunity         (2,778,099) October 31, 2009
IDEX Munder Net50                          (465,147) October 31, 2009
IDEX Pilgrim Baxter Mid Cap Growth       (2,310,608) October 31, 2008
                                        (94,547,067) October 31, 2009
IDEX Pilgrim Baxter Technology           (4,981,994) October 31, 2008
                                        (74,862,709) October 31, 2009
IDEX T. Rowe Price Dividend Growth          (32,171) October 31, 2007
                                           (377,509) October 31, 2008
                                           (215,763) October 31, 2009
IDEX T. Rowe Price Small Cap             (1,831,828) October 31, 2009
IDEX Transamerica Equity                    (71,461) October 31, 2008
                                         (2,496,465) October 31, 2009
IDEX Transamerica Small Company            (203,423) October 31, 2008
                                         (6,250,675) October 31, 2009

   These Funds will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
IDEX Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting IDEX Mutual Funds (hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, FL
December 14, 2001

IDEX Mutual Funds
Annual Report 2001

                               IDEX MUTUAL FUNDS

                            TO THE SHAREHOLDERS OF

                             IDEX NWQ VALUE EQUITY
                      IDEX PILGRIM BAXTER MID CAP GROWTH
                        IDEX PILGRIM BAXTER TECHNOLOGY

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:

IDEX NWQ VALUE EQUITY
--------------------


Proposal 1: Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and NWQ Investment Management
            Company, Inc., with respect to the Fund, took effect on December 15, 2000.

IDEX PILGRIM BAXTER MID CAP GROWTH
IDEX PILGRIM BAXTER TECHNOLOGY
-------------------------------


Proposal 1: Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and Pilgrim Baxter & Associates,
            Ltd., with respect to the Funds, took effect on December 15, 2000.

At a special meeting of shareholders that was held on December 15, 2000, the results of Proposal 1 for each Fund were as follows:

                                    FOR  AGAINST ABSTAIN
                                   ----- ------- -------

IDEX NWQ Value Equity              94.3%  1.4%    4.3%

IDEX Pilgrim Baxter Mid Cap Growth 95.4%  0.9%    3.6%

IDEX Pilgrim Baxter Technology     97.7%  0.6%    1.7%

                                                              IDEX Mutual Funds
                                                             Annual Report 2001

[GRAPHIC]
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                               IDEX MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 2001

                               IDEX MUTUAL FUNDS
                   Supplemental Tax Information (unaudited)

The following information is for federal income tax purposes for the year or period ended October 31, 2001.

FUND                             Long-Term Capital Gain Designation
----                             ----------------------------------
IDEX Janus Flexible Income                    $0.00123
IDEX LKCM Strategic Total Return               0.01623
IDEX NWQ Value Equity                          0.22319
IDEX Salomon All Cap                           0.00116
IDEX Transamerica Value Balanced               0.23969

IDEX Mutual Funds
Annual Report 2001

IDEX Mutual Funds


                                    TRUSTEES
--------------------------------------------------------------------------------
Patrick S. Baird
Cedar Rapids, Iowa
President of the Fund;
Senior Vice President, Chief Financial Officer of AEGON USA

Peter R. Brown
Vice Chairman of the Board
Treasure Island, Florida
Former Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Former President and Chief Executive
Officer, Templeton Funds Management, Inc.

James L. Churchill, Trustee Emeritus
Bluffington, South Carolina
Former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Clearwater, Florida
Former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

John R. Kenney
St. Petersburg, Florida
Chairman of the Board and Chief Executive
Officer of the Fund;
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

Julian A. Lerner, Trustee Emeritus
Dallas, Texas
Former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Kettering, Ohio
Former Director, Regional Marketing,
Martin Marietta Corporation

                                CORPORATE ADDRESS
--------------------------------------------------------------------------------
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

                                    CUSTODIAN
--------------------------------------------------------------------------------
State Street Bank and Trust Company

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP
101 E. Kennedy Boulevard, Suite 1500
Tampa, Florida 33602-4319


                                    OFFICERS
--------------------------------------------------------------------------------
John R. Kenney
Chairman of the Board and Chief Executive
Officer

Patrick S. Baird
President

Jerome C. Vahl
Executive Vice President

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Executive Vice President, Treasurer and
Principal Financial Officer

John K. Carter
Vice President,
Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------
IDEX Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

                                    SEND YOUR
                               CORRESPONDENCE TO:
--------------------------------------------------------------------------------
IDEX Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  33758-9015

                                CUSTOMER SERVICE
--------------------------------------------------------------------------------
(888) 233-IDEX (4339) toll free call
Hours: 8 a.m. to 8 p.m. Monday - Friday,
       Eastern Time

                                  IDEX WEBSITE
--------------------------------------------------------------------------------
                                www.idexfunds.com

                                   DISTRIBUTOR
--------------------------------------------------------------------------------
AFSG Securities Corporation
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

                                  SUB-ADVISERS
--------------------------------------------------------------------------------
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

American Century Investment
Management, Inc.
American Century Tower
4500 Main Street
Kansas City, Missouri 64111

Federated Investment Management
Company
Federated Investment Tower
Pittsburgh, Pennsylvania 15222-3779

Fred Alger Management, Inc.
30 Montgomery Street
Jersey City, New Jersey 07302

Gabelli Asset Management Company
One Corporate Center
Rye, New York 10580-1434

GE Asset Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004-1950

Great Companies, L.L.C.
8550 Ulmerton Road
Largo, Florida 33771

Ironwood Capital Management LLC
21 Custom House Street
Boston, Massachusetts 02110

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Jennison Associates, LLC
466 Lexington Avenue
New York, New York 10017

Luther King Capital Management
Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

Munder Capital Management
480 Pierce Street, Suite 300
Birmingham, Michigan 48009

NWQ Investment Management
Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067-3214

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

Salomon Brothers Asset
Management Inc
100 First Stamford Place
Stamford, Connecticut 06902

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202-1090

Transamerica Investment
Management, LLC
1150 South Olive Street, Suite 2700
Los Angeles, California 90015

(INSERT PICTURE)





                   P.O. Box 9015 . Clearwater, FL . 33758-9015
                     Customer Service 1-888-233-IDEX (4339)
                                www.idexfunds.com
                    Distributor: AFSG Securities Corporation




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